Filed with the Securities and Exchange Commission on April 3, 2020
REGISTRATION NO. 333-230983
INVESTMENT COMPANY ACT NO. 811-07325
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 6
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 180
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PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
C/O KUTAK ROCK LLP
8601 NORTH SCOTTSDALE ROAD, SUITE 300
SCOTTSDALE, ARIZONA 85253-2738
(602) 385-7854
(Name, address and telephone number of agent for service)
COPIES TO:
DOUGLAS E. SCULLY
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-6960
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 27, 2020 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

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EXPLANATORY NOTE

In addition to the amended prospectus and statement of additional information filed herein, a form of rate sheet supplement for the Prudential Dynamic Income Benefit is filed herein. The form of rate sheet supplement for the Defined Income Benefit that was declared effective on August 9, 2019 will continue to be used with the amended prospectus, and the rate sheet will bear such updated rate information as the registrant files under Rule 497 for the period of the rate sheet.
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PRUDENTIAL MyRockSM ADVISOR VARIABLE ANNUITY
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated April 27, 2020
To
Prospectus dated April 27, 2020
RATE SHEET SUPPLEMENT FOR:
PRUDENTIAL DYNAMIC INCOME BENEFIT
This Rate Sheet Prospectus Supplement (this “Supplement”) applies only to the benefit noted above and should be read and retained with the prospectus for the Prudential MyRockSM Advisor Variable Annuity (the “Annuity”). If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.
This Supplement provides the Initial Income Percentages and Income Deferral Rates we are currently offering for the Prudential Dynamic Income Benefit available with the Annuity. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s) for the Prudential Dynamic Income Benefit (“Dynamic Income Benefit”), and must be used with an effective prospectus for the Annuity.
The following rates are effective between April 27, 2020 and May 14, 2020:

•	Initial Income Percentages for Purchase Payments made to Annuities with the Dynamic Income Benefit, and new elections of the Dynamic Income Benefit*

•	Income Deferral Rates for new elections of the Dynamic Income Benefit*
Initial Income Percentages and Income Deferral Rates for new elections of the Dynamic Income Benefit and Initial Income Percentages below for additional Purchase Payments made when the benefit is in effect may be different from those shown below on or after May 15, 2020. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.
Initial Income Percentages
The applicable Initial Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Dynamic Income Benefit, the benefit election form, is received in Good Order, according to the tables below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	2.95%	2.60%	66	4.25%	3.90%
46	2.95%	2.60%	67	4.40%	4.05%
47	3.00%	2.65%	68	4.50%	4.15%
48	3.00%	2.65%	69	4.65%	4.30%
49	3.05%	2.70%	70	4.75%	4.40%
50	3.05%	2.70%	71	4.90%	4.55%
51	3.10%	2.75%	72	5.05%	4.70%
52	3.15%	2.80%	73	5.15%	4.80%
53	3.25%	2.90%	74	5.30%	4.95%
54	3.30%	2.95%	75	5.45%	5.10%
55	3.35%	3.00%	76	5.60%	5.25%
56	3.40%	3.05%	77	5.80%	5.45%
57	3.50%	3.15%	78	5.95%	5.60%
58	3.55%	3.20%	79	6.15%	5.80%
59	3.65%	3.30%	80	6.30%	5.95%
60	3.70%	3.35%	81	6.30%	5.95%
61	3.80%	3.45%	82	6.30%	5.95%
62	3.90%	3.55%	83	6.30%	5.95%
63	3.95%	3.60%	84	6.30%	5.95%
64	4.05%	3.70%	85	6.30%	5.95%
65	4.15%	3.80%

MYROCKDYNRT0520A

Income Deferral Rates
The applicable Income Deferral Rate at election of the Dynamic Income Benefit is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date we receive your Annuity application or benefit election form in Good Order, and then increases on certain Benefit Anniversaries according to the tables listed below:

Age on Benefit Issue Date or Benefit Anniversary	Income Deferral Rate Single Percentage	Income Deferral Rate Spousal Percentage
45 – 49	0.05%	0.05%
50 – 54	0.10%	0.10%
55 – 59	0.10%	0.10%
60 – 64	0.15%	0.15%
65 – 69	0.20%	0.20%
70 – 74	0.30%	0.30%
75 – 79	0.40%	0.40%
80+	0.45%	0.45%
*In order for you to receive the rates reflected in this Supplement, your Annuity application or benefit election form must be signed within the time period disclosed above. From the date you sign your Annuity application or elect the Dynamic Income Benefit, we must also receive that paperwork in Good Order within 15 calendar days, and new Annuities must be funded within 60 calendar days. (Please note that if you plan to fund your new Annuity with multiple Purchase Payments, each Purchase Payment after the initial Purchase Payment will receive the Initial Income Percentage in effect at the time the Purchase Payment is applied to the Annuity but the Income Deferral Rate at issue will apply to all Purchase Payments.) If these conditions are not met, and you decide to proceed with the purchase of the Annuity, additional paperwork will be required to issue the contract with the applicable rates in effect at that time. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.
Subject to the rules stated above, it is important to note that if either (1) Initial Income Percentages; and/ or (2) the Income Deferral Rates (collectively the “set of rates”) that we are currently offering on the effective date of the benefit is higher than the set of rates we were offering on the date you signed the applicable paperwork and neither the Initial Income Percentages nor any Income Deferral Rates have decreased, you will receive that higher set of rates. If any rates have decreased when we compare the set of rates that we were offering on the day you signed your paperwork to the set of rates that we are offering on the effective date of the benefit, your Dynamic Income Benefit will be issued with the set of rates that were in effect on the day you signed your paperwork.
NON-GUARANTEED ELEMENTS
The Prudential Dynamic Income Benefit Charge is a quarterly charge assessed against Account Value at each quarterly anniversary of the Benefit Effective Date and may be increased one or more times on or after the 3rd anniversary of the Benefit Effective Date up to the maximum annual rate shown below. We will notify you in advance of any change to the charge and you will be given an opportunity to “opt out” of any charge increase subject to certain conditions. See “Fees, Charges and Deductions - Charges for Optional Living and Death Benefits” in the prospectus for information about this opt out process including the requirement to accept a 5% reduction in the Annual Income Amount.

	Current	Maximum
Prudential Dynamic Income Benefit Charge	0.40%	1.00%

MYROCKDYNRT0520A

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated April 27, 2020
to Prospectuses dated April 27, 2020

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

On March 27, 2020 (Date of Enactment), Congress passed and President Trump signed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans.
Waiver of Required Minimum Distributions (RMDs) for 2020
The requirement to take minimum distributions from defined contribution plans and IRAs is waived for 2020.  The waiver would apply to any RMD due from such an arrangement in 2020, even RMDs with respect to the 2019 tax year that are due in 2020.  For example, if an IRA owner turned age 70½ in 2019, they owe an RMD for the 2019 tax year but can wait until 4/1/20 to take it.  If they did not take that first RMD in 2019, the bill waives it, along with the requirement to take their second RMD (for the 2020 tax year) by the end of 2020.  The relief applies both to lifetime and post-death RMDs.  In that regard, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year.  It is unclear whether this treatment applies for the 10-year period imposed by the SECURE Act. Although also unclear, the 1-year election rule for life expectancy payments by an eligible beneficiary may be extended based on the position the IRS took in Notice 2009-82.
Withdrawals from Employer Plans and IRAs, including Roth IRAs
Relief is provided for “coronavirus-related distributions” from qualified plans and IRAs. The relief applies to such distributions made at any time during the 2020 calendar year, as follows:

•	Permits such distributions to be treated as in-service distributions, even if such amounts are not otherwise distributable from the plan under sections 401(k), 403(b), or 457, as applicable;

•	Provides an exception to the 10% early distribution penalty under Code section 72(t) (but not for the similar penalty tax under Code section 72(q) that applies to non-qualified annuities);

•	Exempts such distributions from the 402(f) notice requirements and mandatory 20% withholding applicable to eligible rollover distributions, as applicable;

•
Permits the individual to include income attributable to such distributions ratably over the three-year period beginning with the year the distribution would otherwise be taxable (this spreading would apply unless the taxpayer elects out); and

•
Permits recontribution of such distribution to a plan or IRA within three years, in which case the recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution.

The distribution must come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e. , an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan.  The relief would be limited to aggregate distributions of $100,000.  See below for a description of who is eligible for the relief.
Plan Loans
The following relief is provided with respect to plan loans (if available under a contract) taken by any “qualified individual” who is affected by the coronavirus:

•
For loans made during the 180-day period beginning on the date of enactment, the maximum loan amount would be increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.  Note that Department of Labor regulations require that plan loans be secured by no more than half of the account balance.  It is not clear whether this is an impediment to increasing the loan limit to 100% of the account balance.  We understand that DOL is aware of this issue.

•
The due date for any repayment on a loan that otherwise is due between the date of enactment and December 31, 2020, would be delayed for one year.  This also would extend the maximum loan period (normally five years).

Based on prior IRS guidance involving similar relief for natural disasters, all of the changes would be optional for plans See below for a description of who is eligible for the plan loan relief.

PMYROCKADVPROS

Eligible Individuals for Withdrawal and Loan Relief
The administrator of an eligible retirement plan may rely on an employee’s certification that the employee satisfies the conditions for eligibility.  The eligibility criteria for the relief remain the same, meaning the individual must fall within one of the following categories:

•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•	The individual’s spouse or dependent is diagnosed with such virus or disease; or

•
The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by the Secretary of the Treasury.

IRS Guidance
Extension of IRA Contribution Deadline
The deadline for making an IRA or Roth IRA contribution has been extended until July 15, 2020, the extended deadline for filing an individual’s 2019 tax return.

PMYROCKADVPROS

PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL MyRockSM ADVISOR VARIABLE ANNUITY
Flexible Premium Deferred Annuity Offering Optional Living Benefit and Optional Death Benefit
PROSPECTUS: April 27, 2020
This prospectus describes a flexible premium deferred annuity offered by Pruco Life Insurance Company (“Pruco Life,” "we," "us," "our"), which we refer to in this prospectus as the “Annuity.” This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional. The Annuity described in this prospectus may be appropriate for investors who have hired an investment advisor to provide advice about using an annuity within a larger financial plan. The Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. The Annuity described in this prospectus is available only to individuals who have or will have an investment advisory relationship with a Registered Investment Adviser or Investment Adviser Representative who will provide ongoing investment advice about allocating Account Value within the Annuity. Your financial professional will assist in determining whether the Annuity and its features are appropriate for you. Certain of the Investment Options and/or features may not be available in all states. Selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Please speak to your financial professional for further details. The guarantees provided by the variable annuity contract, the optional living benefits, and the optional death benefit are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. To make this Prospectus easier to read, we sometimes use different labels than are used in the Annuity. Although we use different labels, they have the same meaning in this Prospectus as in the Annuity.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-778-2888. Your election to receive reports in paper will apply to all portfolios available under your contract.
THE SUB-ACCOUNTS
The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund - see the following page for a complete list of the Sub-accounts. Certain Sub-accounts, cannot be elected while you have the Defined Income Benefit on your Annuity-see “Limitations With Optional Living Benefits” later in this prospectus.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuity that you should know before investing. Please read this prospectus and keep it for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage. Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a death benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
When delivered in connection with the sale of a new Annuity, this prospectus must be accompanied by the applicable Rate Sheet Prospectus Supplement containing the then current Income Growth Rate and Income Percentages for the Prudential Defined Income Benefit and the Rate Sheet Prospectus Supplement containing the then current Initial Income Percentages and Income Deferral Rates for the Prudential Dynamic Income Benefit.
OTHER CONTRACTS
We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your financial professional can show you information regarding other Pruco Life annuity contracts that he or she sells. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your financial professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.

PMYROCKADVPROS

AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How to Contact Us” later in this prospectus for our Service Office address. In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, and is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts held in the PSF Government Money Market Sub-account.

THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888
OR GO TO OUR WEBSITE AT WWW.PRUDENTIALANNUITIES.COM

Prospectus Dated: April 27, 2020	Statement of Additional Information Dated: April 27, 2020
PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS
ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust
AST BlackRock Corporate Bond Portfolio
AST PIMCO Corporate Bond Portfolio
AST Prudential Corporate Bond Portfolio
AST T. Rowe Price Corporate Bond Portfolio
AST Western Asset Corporate Bond Portfolio

American Fund Insurance Series®
American Funds Insurance Series® Asset Allocation Fund – Class 1[1]
American Funds Insurance Series® Blue Chip Income and Growth Fund – Class 1[1]
American Funds Insurance Series® Bond Fund – Class 1[1]
American Funds Insurance Series® Growth Fund – Class 1[1]
American Funds Insurance Series® Growth-Income Fund – Class 1[1]
American Funds Insurance Series® Ultra-Short Bond Fund – Class 1[1]
American Funds Insurance Series® U.S. Government/AAA-Rated Securities Fund – Class 1[1]

BlackRock Variable Series Funds, Inc.
BlackRock Advantage Large Cap Core V.I. Fund – Class I1
BlackRock Basic Value V.I. Fund – Class I1
BlackRock Capital Appreciation V.I. Fund – Class I1
BlackRock Equity Dividend V.I. Fund – Class I1
BlackRock Global Allocation V.I. Fund – Class I1
BlackRock Large Cap Focus Growth V.I. Fund – Class I1

DFA INVESTMENT DIMENSIONS GROUP INC.
VA Global Bond Portfolio[1]
VA Global Moderate Allocation Portfolio[1]
VA International Small Portfolio[1]
VA International Value Portfolio[1]
VA Short-Term Fixed Portfolio[1]
VA U.S. Large Value Portfolio[1]
VA U.S. Targeted Value Portfolio[1]

Fidelity® Variable Insurance Products
Fidelity® Variable Insurance Products Balanced Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Consumer Discretionary Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Contrafund® Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Disciplined Small Cap Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Emerging Markets Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Financial Services Portfolio – Initial Class[1]

Fidelity® Variable Insurance Products Floating Rate High Income Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Growth Opportunities Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Growth Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Health Care Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products High Income Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Industrials Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products International Capital Appreciation Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Investment Grade Bond Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Mid Cap Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Strategic Income Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Technology Portfolio – Initial Class[1]
Fidelity® Variable Insurance Products Utilities Portfolio – Initial Class[1]

Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio – Class I1
ClearBridge Variable Appreciation Portfolio – Class I1
ClearBridge Variable Dividend Strategy Portfolio – Class I1
ClearBridge Variable Large Cap Growth Portfolio – Class I1
ClearBridge Variable Mid Cap Portfolio – Class I1
ClearBridge Variable Small Cap Growth Portfolio – Class I1
QS Variable Conservative Growth – Class I1
QS Variable Growth – Class I1
QS Variable Moderate Growth – Class I1

Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio – Class I1
Western Asset Variable Global High Yield Bond Portfolio – Class I1

MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class[1]
MFS® Investors Trust Series – Initial Class[1]
MFS® Mid Cap Growth Series – Initial Class[1]
MFS® New Discovery Series – Initial Class[1]
MFS® Research Series – Initial Class[1]
MFS® Total Return Bond Series – Initial Class[1]
MFS® Total Return Series – Initial Class[1]
MFS® Utilities Series – Initial Class[1]
MFS® Value Series – Initial Class[1]

MFS® Variable Insurance Trust II
MFS® International Intrinsic Value Portfolio – Initial Class[1]
MFS® Massachusetts Investors Growth Stock Portfolio – Initial Class[1]
MFS® Technology Portfolio – Initial Class[1]

Vanguard
Vanguard Variable Insurance Fund Balanced Portfolio[1]
Vanguard Variable Insurance Fund Capital Growth Portfolio[1]
Vanguard Variable Insurance Fund Conservative Allocation Portfolio[1]
Vanguard Variable Insurance Fund Diversified Value Portfolio[1]
Vanguard Variable Insurance Fund Equity Income Portfolio[1]
Vanguard Variable Insurance Fund Equity Index Portfolio[1]
Vanguard Variable Insurance Fund Global Bond Index Portfolio[1]
Vanguard Variable Insurance Fund Growth Portfolio[1]
Vanguard Variable Insurance Fund High Yield Bond Portfolio[1]
Vanguard Variable Insurance Fund International Portfolio[1]
Vanguard Variable Insurance Fund Mid-Cap Index Portfolio[1]
Vanguard Variable Insurance Fund Moderate Allocation Portfolio[1]
Vanguard Variable Insurance Fund Real Estate Index Portfolio[1]
Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio[1]
Vanguard Variable Insurance Fund Total Bond Market Index Portfolio[1]
Vanguard Variable Insurance Fund Total International Stock Market Index Portfolio[1]
Vanguard Variable Insurance Fund Total Stock Market Index Portfolio[1]

Prudential Series Funds
PSF Conservative Balanced Portfolio – Class I1
PSF Diversified Bond Portfolio – Class I1
PSF Equity Portfolio – Class I1
PSF Flexible Managed Portfolio – Class I1
PSF Global Portfolio – Class I1
PSF Government Income Portfolio – Class I1
PSF Government Money Market Portfolio – Class I1
PSF High Yield Bond Portfolio – Class I1
PSF Jennison 20/20 Focus Portfolio – Class I1
PSF Jennison Portfolio – Class I1
PSF Natural Resources Portfolio – Class I1
PSF Small Capitalization Stock Portfolio – Class I1
PSF SP International Growth Portfolio – Class I*,1
PSF SP Prudential U.S. Emerging Growth Portfolio – Class I1
PSF SP Small-Cap Value Portfolio – Class I1
PSF Stock Index Portfolio – Class I1
PSF Value Portfolio – Class I1

*This Portfolio is also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits. Please see the “Investment Options” section later in this prospectus for information about the potential impact of the formula on the Portfolio.

(1) Available for contracts that do not have the Defined Income Benefit in effect.

(i)

(ii)

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts and/or the DCA MVA Option on any Valuation Day. The Account Value is determined separately for each Sub-account and for each DCA MVA Option and then totaled to determine the Account Value for your entire Annuity. The Account Value of each DCA MVA Option will be calculated using an MVA factor, if applicable.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Adjusted Purchase Payments: Purchase Payments we receive less any fees, charges or Tax Charges we deduct prior to allocation to the Sub-account(s) you select.
Advisory Fees: The amount we allow to be taken from your Annuity to pay your investment advisor for advisory services in connection with the Annuity that is eligible for special tax treatment when taken in connection with a nonqualified Annuity, and, when the Dynamic Income Benefit is in effect on an Annuity, will not directly reduce the Annual Income Amount, as described below. Advisory Fees will not be considered taxable distributions from Annuities used in qualified plans, or from nonqualified Annuities when such fees are in compliance with the conditions of the Private Letter Ruling described in “Tax Considerations-Nonqualified Annuities” later in this prospectus, including that the amount of such fees does not exceed 1.50% of the Account Value in a calendar year.
When an Annuity has the Dynamic Income Benefit in effect, Advisory Fees will not reduce the Annual Income Amount in the year in which the Advisory Fees are taken. However, when Income Withdrawals are being taken under the benefit, Advisory Fees will reduce the Income Base by the ratio of the amount of the Advisory Fee to the Unadjusted Account Value immediately before the Advisory Fee is taken and thereby can reduce the Annual Income Amount in future years. We do not allow investment advisors to request withdrawals from the Annuity to pay the investment advisor’s fee when the Defined Income Benefit is in effect.
Annual Income Amount: The annual amount that can be withdrawn without being considered Excess Income under the Dynamic Income Benefit as determined for each Benefit Year. The Annual Income Amount will vary from year to year due to Account performance and can be lower in one Benefit Year than in the prior Benefit Year even if no Excess Income is taken.
Annuitant/Joint Annuitant: The natural person(s) upon whose life annuity payments are based.
Annuitization: The process by which you direct us to apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments.
Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified Beneficiary Annuity.
Benefit Effective Date: The date on which an optional living or death benefit is issued for your Annuity. Your Annuity may have more than one Benefit Effective Date if your Annuity has an optional living benefit and an optional death benefit. If you elect an optional benefit more than once, each election has a Benefit Effective Date and only the Benefit Effective Date for a benefit then in effect is applicable.
Benefit Payments: Under the Dynamic Income Benefit, the fixed amount payable each year until the death of the Designated Life or surviving Spousal Designated Life after the Account Value is reduced to zero.
Benefit Year: The first Benefit Year begins on the Benefit Effective Date of the Defined Income Benefit or the Dynamic Income Benefit and continues through and includes the day immediately preceding the first anniversary of the Benefit Effective Date. Subsequent Benefit Years begin on the anniversary of the Benefit Effective Date and continue through and include the day immediately preceding the next anniversary of the Benefit Effective Date. For tax qualified contracts with the Defined Income Benefit or the Dynamic Income Benefit, once the first Lifetime Withdrawal or Income Withdrawal, as applicable, has been taken, the next Benefit Year will begin on the first Valuation Day of the following calendar year. Each subsequent Benefit Year will then correspond to the calendar year. For nonqualified contracts with the Defined Income Benefit or Dynamic Income Benefit, once the first Lifetime Withdrawal or Income Withdrawal, as applicable, has been taken, the next Benefit Year begins on the date the next Annuity Year begins. Each subsequent Benefit Year will then correspond to the Annuity Year.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant : The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.

Custodial Account: A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Dollar Cost Averaging (“DCA”) MVA Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income-Defined Income Benefit: All or any portion of a Lifetime Withdrawal under the Defined Income Benefit that causes cumulative withdrawals to exceed the Guaranteed Income Amount in any Benefit Year. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount for future years.
Excess Income-Dynamic Income Benefit: All or any portion of an Income Withdrawal under the Dynamic Income Benefit that causes cumulative withdrawals to exceed the Annual Income Amount for a Benefit Year and any unused Annual Income Amount from prior Benefit Years that was not already withdrawn. Each withdrawal of Excess Income proportionally reduces the Income Base and, indirectly, can reduce the Annual Income Amount for future years.
Free Look: The right to examine your Annuity, during a limited time period, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Fund Access Charge: A charge we impose on Account Value invested in certain Sub-accounts associated with funds that do not provide us with adequate revenue. This fee is assessed daily as part of the daily Accumulation Unit Value calculation. See “Fees, Charges and Deductions - Fund Access Charge” for further details, including a list of the Sub-accounts for which the Company currently imposes the fee.
Guaranteed Income Amount (GIA): If the Defined Income Benefit is in effect for your Annuity, this is the amount of annual income you are eligible to receive for life under the Guaranteed Income Amount Option described in the section of this prospectus entitled “Defined Income Benefit.” The initial GIA is determined by multiplying the applicable Income Percentage by the Account Value on the Benefit Issue Date. The GIA is redetermined each time a Purchase Payment is allocated to the Annuity and following each Non-Lifetime withdrawal and each withdrawal of Excess Income.
Guarantee Period: The period of time during which we credit a fixed rate of interest to the DCA MVA Option.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Income Base: The amount that, along with the Income Percentage, is used to determine the Annual Income Amount under the Dynamic Income Benefit. The Income Base is not a value available for withdrawal.
Income Deferral Rate: The annual percentage that is added as a daily amount to the Initial Income Percentage under the Dynamic Income Benefit until the first Income Withdrawal is taken. The accrued amount of Income Deferral Rate plus the Initial Income Percentage is the Income Percentage used to determine the Annual Income Amount.
Income Growth Rate: The rate of return, based on a simple interest calculation, credited to your Guaranteed Income Amount under the optional Defined Income Benefit until your first Lifetime Withdrawal. The Income Growth Rate for Purchase Payments made on the effective date of the Defined Income Benefit is the rate shown in the Schedule Supplement for the benefit in effect on that date. A different Income Growth Rate may apply to subsequent Purchase Payments or when the Defined Income Benefit is terminated and then is reelected on a different date if permitted by our rules.
Income Percentage-Defined Income Benefit: The percentage applied under the optional Defined Income Benefit to determine the Guaranteed Income Amount associated with each Purchase Payment when it is allocated to the Annuity. The percentage is based on the attained age of the Designated Life, or the younger of the Spousal Designated Lives, as applicable, on the date each Purchase Payment is allocated to the Annuity. The Income Percentage for Purchase Payments made on the effective date of the Defined Income Benefit is the applicable percentage shown in the Schedule Supplement for the benefit in effect on that date. A different Income Percentage may apply to subsequent Purchase Payments or when the Defined Income Benefit is terminated and then is reelected on a different date if permitted.
Income Percentage-Dynamic Income Benefit: The percentage applied under the optional Dynamic Income Benefit to determine the Annual Income Amount. The Income Percentage is comprised of the Initial Income Percentage(s) plus any accrued Income Deferral Rate.
Income Withdrawals: The amounts allowed to be withdrawn under the Dynamic Income Benefit each Benefit Year without being considered Excess Income.

Initial Income Percentage: Under the Dynamic Income Benefit, a percentage assigned to the Account Value on the Benefit Effective Date and then assigned to any additional Purchase Payment after the Benefit Effective Date. The percentage is based on the attained age of the Designated Life, or the younger of the Spousal Designated Lives, as applicable, on the Benefit Effective Date on the date each Purchase Payment is allocated to the Annuity. The Initial Income Percentage for Purchase Payments made on the effective date of the Dynamic Income Benefit is the applicable percentage shown in the Schedule Supplement for the benefit in effect on that date. A different Initial Income Percentage may apply to subsequent Purchase Payments or when the Dynamic Income Benefit is terminated and then is reelected on a different date, if allowed.
Investment Option: A Sub-account or DCA MVA Option available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
Lifetime Withdrawals: Amounts withdrawn under the Defined Income Benefit that provide the Guaranteed Income Amount each year until the death of the Designated Life or the last death of the Spousal Designated Lives, as applicable, regardless of the performance of your Account Value subject to our rules regarding the timing and amount of withdrawals. Once you have taken your first Lifetime Withdrawal from the Annuity, all further withdrawals are deemed to be Lifetime Withdrawals.
Net Purchase Payments: The sum of your Purchase Payments less any withdrawals or other distributions, including Required Minimum Distributions from the Annuity since the Issue Date.
Non-Lifetime Withdrawal: A withdrawal from your Annuity that you designate as a Non-Lifetime Withdrawal.
Market Value Adjustment (“MVA”): A positive or negative adjustment used to determine the Account Value in the DCA MVA Option.
Maturity Date: With respect to the DCA MVA Option, the last day in a Guarantee Period.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity.
Permitted Sub-accounts: The sub-accounts, as determined by us, to which you can allocate amounts if you elect an optional living benefit.
Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.
Prudential Defined Income Benefit: An optional living benefit available for this Annuity for an additional charge. The Defined Income Benefit can provide a guaranteed amount of income as described in the section of this prospectus entitled “Defined Income Benefit.”
Prudential Dynamic Income Benefit: An optional living benefit available for this Annuity for an additional charge. The Dynamic Income Benefit can provide a variable amount of income based on a predetermined withdrawal rate as described in the section of this prospectus entitled “Dynamic Income Benefit."
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Return of Adjusted Purchase Payments Death Benefit: An optional benefit that, for an additional charge, replaces the basic death benefit provided by the Annuity.
Required Minimum Distribution: The annual distribution that must be taken from an IRA, other than a Roth IRA, or a qualified plan during the life of the Owner. The Required Minimum Distribution will be computed based on Internal Revenue Code requirements (including Internal Revenue Service guidance).
Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets held in support of the annuities are kept separate from all our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Sub-Account: A division of the Separate Account.
Surrender Value: The Account Value (which includes the effect of any MVA) less any applicable tax charges and any Annual Maintenance Fee.
Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value before application of any MVA.
Unit: A share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

we, us, our: Pruco Life Insurance Company.
you, your: The Owner(s) shown in the Annuity.

SUMMARY OF CONTRACT FEES AND CHARGES
The following tables describe the fees and expenses you will pay when buying, owning and surrendering the Annuity. No surrender charges apply to the Annuity. More information about these fees and charges appears later in this prospectus. See "Fees and Charges and Deductions."
The first table describes fees and expenses that you will pay at the time you transfer Account Value between Investment Options. State premium taxes also may be deducted.

ANNUITY OWNER TRANSACTION EXPENSES

Transfer Fee[1] (Currently, after the 20th transfer each Annuity Year)	$10
Tax Charge	0% - 3.5%

1	Transfers in connection with one of our systematic programs (such as rebalancing) do not count toward the 20 transfers in an Annuity Year.
The following tables describe the periodic fees and charges you will pay when you own the Annuity, not including the underlying Portfolio fees and expenses.

PERIODIC FEES AND CHARGES (as a percentage of Unadjusted Account Value)
Annual Maintenance Fee[2]	Lesser of $50 or 2%

ANNUALIZED INSURANCE FEES/CHARGES (as a percentage of the net assets of the Sub-accounts)

Mortality & Expense Risk Charges[3]
Level 1: Net Purchase Payments Less than $1,000,000	0.25%
Level 2: Net Purchase Payments $1,000,000 and more	0.10%
Administration Charge	0.15%
Total Annualized Insurance Fees and Charges[4]	0.40%

2	Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000.

3	Any transactions that impact Net Purchase Payments and cause a change in the applicable Insurance Charge level will cause that change in level on the Valuation Day on which the transactions occur.

4
The Insurance Charge is a combination of the Mortality & Expense Risk Charge and the Administration Charge. The Total Annualized Fees and Charges shown above is based on the Mortality and Expense Risk Charge for Level 1. If Net Purchase Payments were in a different level at any time during an Annuity Year, the total would be lower. We reserve the right to limit total Purchase Payments and restrict the ability to make additional Purchase Payments. See “Initial Purchase Payments” and “Additional Purchase Payments” later in this prospectus. Additional charges apply if you elect optional benefits or allocate Purchase Payments or transfer Account Value to a Sub-account for which we assess a Fund Access Charge. See the tables of such charges below.

The following table sets forth on a maximum and current basis (1) the charge for each optional living and death benefit available with the Annuity, (2) the charges that apply if you select the Annuity and one of the optional benefits, and (3) the charges that apply if you select the Annuity and all optional benefits that can be elected together. You may not elect both optional living benefits at one time but may elect either of the optional living benefits, or one of the optional living benefits and the optional death benefit.

OPTIONAL LIVING BENEFITS (Only one can be elected at a time)
	Maximum Benefit Charge[5]	Current Benefit Charge	Maximum Annualized Charge for Annuity plus Optional Living Benefit	Current Annualized Charge for Annuity plus Optional Living Benefit	Maximum Annualized Charge for Annuity plus Optional Living Benefit and Optional Death Benefit	Current Annualized Charge for Annuity plus Optional Living Benefit and Optional Death Benefit
Defined Income Benefit[6]	1.50%	0.80%	1.90%	1.20%	2.00%	1.30%
Prudential Dynamic Income Benefit[7]	1.00%	0.40%	1.40%	0.80%	1.50%	0.90%

OPTIONAL DEATH BENEFIT
	Maximum Benefit Charge	Current Benefit Charge	Maximum Annualized Charge for Annuity plus Optional Death Benefit	Current Annualized Charge for Annuity plus Optional Death Benefit	Maximum Annualized Charge for Annuity plus Optional Death Benefit and Optional Living Benefit	Current Annualized Charge for Annuity plus Optional Death Benefit and Optional Living Benefit
Return of Adjusted Purchase Payments Death Benefit[6]	0.10%	0.10%	0.50%	0.50%	2.00%	1.30%

5
The Defined Income Benefit Charge and the Dynamic Income Benefit Charge may be increased one or more times on or after the 3rd anniversary of the Benefit Effective Date up to the maximum benefit charge shown above. We will notify you in advance of any change to the applicable charge and you will be given an opportunity to “opt out” of any charge increase subject to certain conditions, including that the income amount under the applicable benefit would be permanently reduced by 5% on the next anniversary of the Benefit Effective Date. See “Fees, Charges and Deductions - Charges for Optional Living and Death Benefits” later in this prospectus for information about this opt out process and obtaining an estimate of the 5% reduction. Also, if you decide to elect or re-elect the benefit after your Annuity has been issued, the charge for the benefit will equal the current charge for new Annuity Owners up to the maximum indicated.

6	Charge assessed as a percentage of the net assets of the Sub-accounts.

7
Since the charge for the Prudential Dynamic Income Benefit is assessed against Unadjusted Account Value, to determine the maximum and current total annualized charge for purposes of this table, we assume that the Account Value is equal to the daily net assets of the Sub-accounts. Account Value could be different from the daily net assets of the Sub-accounts if you have amounts allocated to the DCA MVA.

We assess an additional charge (Fund Access Charge) for allocations to certain Sub-accounts available when you do not have the Defined Income Benefit in effect for your Annuity. Below, the Fund Access Charge is shown separately and as a part of the Total Annualized Insurance Fees/Charges.

FUND ACCESS CHARGE on certain Sub-accounts (as a percentage of the net assets of the Sub-accounts)
Maximum Charge	Current Charge	Maximum Total Annualized Charge without optional benefits	Current Total Annualized Charge without optional benefits
0.70%	0.35%	1.10%	0.75%
The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios which are the Permitted Sub-accounts for the Defined Income Benefit before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expenses	2.78%*	3.11%*

*	These expenses do not include the impact of any applicable contractual waivers and expense reimbursements and include estimates for new Portfolios.
The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios available unless the Defined Income Benefit is in effect for the Annuity before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES[1]
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expenses	0.11%[2]	3.11%

1
The minimum and maximum total annual expenses for the underlying Portfolios do not reflect the Fund Access Charge, which we assess on investment in certain Sub-accounts. See “Fees, Charges and Deductions-Fund Access Charge” later in this prospectus for a list of the underlying Portfolios for which we assess this charge.

2	Fund Access Charge applies to allocations to this Portfolio.
The following are the total annual expenses for the existing underlying Portfolio for the year ended December 31, 2019 . Therefore, the following does not necessarily reflect the fees you may incur. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

UNDERLYING PORTFOLIO ANNUAL EXPENSES FOR PORTFOLIOS AVAILABLE WITH THE DEFINED INCOME BENEFIT
(as a percentage of the daily net assets of the underlying Portfolios)
For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST BlackRock Corporate Bond Portfolio*	0.53%	2.48%	0.00%	0.00%	0.00%	0.00%	3.01%	2.41%	0.60%
AST PIMCO Corporate Bond Portfolio*	0.53%	2.58%	0.00%	0.00%	0.00%	0.00%	3.11%	2.51%	0.60%
AST Prudential Corporate Bond Portfolio*	0.47%	2.31%	0.00%	0.00%	0.00%	0.00%	2.78%	2.18%	0.60%
AST T. Rowe Price Corporate Bond Portfolio*	0.53%	2.54%	0.00%	0.00%	0.00%	0.00%	3.07%	2.47%	0.60%
AST Western Asset Corporate Bond Portfolio*	0.53%	2.54%	0.00%	0.00%	0.00%	0.00%	3.07%	2.47%	0.60%
*See notes immediately below for important information about this fund.

AST BlackRock Corporate Bond Portfolio
Other expenses are based on estimates. The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST PIMCO Corporate Bond Portfolio
Other expenses are based on estimates. The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Corporate Bond Portfolio
The Other expenses are based on estimates. The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Corporate Bond Portfolio
The Other expenses are based on estimates. The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Corporate Bond Portfolio
Other expenses are based on estimates. The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.60% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

UNDERLYING PORTFOLIO ANNUAL EXPENSES FOR PORTFOLIOS IF THE DEFINED BENEFIT IS NOT ELECTED
(as a percentage of the daily net assets of the underlying Portfolios)
For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
American Funds Insurance Series® Asset Allocation Fund – Class 1[1]	0.27%	0.04%	0.00%	0.00%	0.00%	0.00%	0.31%	0.00%	0.31%
American Funds Insurance Series® Blue Chip Income and Growth Fund – Class 1[1]	0.39%	0.04%	0.00%	0.00%	0.00%	0.00%	0.43%	0.00%	0.43%
American Funds Insurance Series® Bond Fund – Class 1[1]	0.36%	0.04%	0.00%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
American Funds Insurance Series® Growth Fund – Class 1[1]	0.32%	0.04%	0.00%	0.00%	0.00%	0.00%	0.36%	0.00%	0.36%
American Funds Insurance Series® Growth-Income Fund – Class 1[1]	0.26%	0.04%	0.00%	0.00%	0.00%	0.00%	0.30%	0.00%	0.30%

UNDERLYING PORTFOLIO ANNUAL EXPENSES FOR PORTFOLIOS IF THE DEFINED BENEFIT IS NOT ELECTED
(as a percentage of the daily net assets of the underlying Portfolios)
For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
American Funds Insurance Series® U.S. Government/AAA-Rated Securities Fund – Class 1[1]	0.34%	0.04%	0.00%	0.00%	0.00%	0.00%	0.38%	0.00%	0.38%
American Funds Insurance Series® Ultra-Short Bond Fund – Class 1[1]	0.32%	0.05%	0.00%	0.00%	0.00%	0.00%	0.37%	0.00%	0.37%
BlackRock Advantage Large Cap Core V.I. Fund – Class I*	0.46%	0.26%	0.00%	0.00%	0.00%	0.00%	0.72%	0.15%	0.57%
BlackRock Basic Value V.I. Fund – Class I*	0.60%	0.24%	0.00%	0.00%	0.00%	0.01%	0.85%	0.11%	0.74%
BlackRock Capital Appreciation V.I. Fund – Class I*	0.65%	0.28%	0.00%	0.00%	0.00%	0.00%	0.93%	0.13%	0.80%
BlackRock Equity Dividend V.I. Fund – Class I*	0.60%	0.26%	0.00%	0.00%	0.00%	0.01%	0.87%	0.20%	0.67%
BlackRock Global Allocation V.I. Fund – Class I*	0.64%	0.10%	0.00%	0.00%	0.00%	0.00%	0.74%	0.01%	0.73%
BlackRock Large Cap Focus Growth V.I. Fund – Class I*	0.65%	0.30%	0.00%	0.00%	0.00%	0.00%	0.95%	0.14%	0.81%
ClearBridge Variable Aggressive Growth Portfolio – Class I	0.75%	0.04%	0.00%	0.00%	0.00%	0.00%	0.79%	0.00%	0.79%
ClearBridge Variable Appreciation Portfolio – Class I	0.70%	0.03%	0.00%	0.00%	0.00%	0.00%	0.73%	0.00%	0.73%
ClearBridge Variable Dividend Strategy Portfolio – Class I	0.70%	0.05%	0.00%	0.00%	0.00%	0.00%	0.75%	0.00%	0.75%
ClearBridge Variable Large Cap Growth Portfolio – Class I*	0.70%	0.06%	0.00%	0.00%	0.00%	0.01%	0.77%	0.00%	0.77%
ClearBridge Variable Mid Cap Portfolio – Class I*	0.75%	0.09%	0.00%	0.00%	0.00%	0.01%	0.85%	0.00%	0.85%
ClearBridge Variable Small Cap Growth Portfolio – Class I	0.75%	0.06%	0.00%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
Fidelity® Variable Insurance Products Balanced Portfolio – Initial Class	0.39%	0.10%	0.00%	0.00%	0.00%	0.00%	0.49%	0.00%	0.49%
Fidelity® Variable Insurance Products Consumer Discretionary Portfolio – Initial Class	0.54%	0.14%	0.00%	0.00%	0.00%	0.00%	0.68%	0.00%	0.68%
Fidelity® Variable Insurance Products Contrafund® Portfolio – Initial Class	0.54%	0.07%	0.00%	0.00%	0.00%	0.00%	0.61%	0.00%	0.61%
Fidelity® Variable Insurance Products Disciplined Small Cap Portfolio – Initial Class	0.45%	0.14%	0.00%	0.00%	0.00%	0.00%	0.59%	0.00%	0.59%
Fidelity® Variable Insurance Products Emerging Markets Portfolio – Initial Class	0.79%	0.17%	0.00%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
Fidelity® Variable Insurance Products Financial Services Portfolio – Initial Class	0.54%	0.14%	0.00%	0.00%	0.00%	0.00%	0.68%	0.00%	0.68%
Fidelity® Variable Insurance Products Floating Rate High Income Portfolio – Initial Class	0.55%	0.16%	0.00%	0.00%	0.00%	0.00%	0.71%	0.00%	0.71%
Fidelity® Variable Insurance Products Growth Opportunities Portfolio – Initial Class	0.54%	0.10%	0.00%	0.00%	0.00%	0.00%	0.64%	0.00%	0.64%
Fidelity® Variable Insurance Products Growth Portfolio – Initial Class	0.54%	0.09%	0.00%	0.00%	0.00%	0.00%	0.63%	0.00%	0.63%
Fidelity® Variable Insurance Products Health Care Portfolio – Initial Class	0.54%	0.11%	0.00%	0.00%	0.00%	0.00%	0.65%	0.00%	0.65%
Fidelity® Variable Insurance Products High Income Portfolio – Initial Class	0.55%	0.12%	0.00%	0.00%	0.00%	0.00%	0.67%	0.00%	0.67%
Fidelity® Variable Insurance Products Industrials Portfolio – Initial Class	0.54%	0.13%	0.00%	0.00%	0.00%	0.00%	0.67%	0.00%	0.67%
Fidelity® Variable Insurance Products International Capital Appreciation Portfolio – Initial Class	0.69%	0.17%	0.00%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
Fidelity® Variable Insurance Products Investment Grade Bond Portfolio – Initial Class	0.30%	0.10%	0.00%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
Fidelity® Variable Insurance Products Mid Cap Portfolio – Initial Class	0.54%	0.08%	0.00%	0.00%	0.00%	0.00%	0.62%	0.00%	0.62%
Fidelity® Variable Insurance Products Strategic Income Portfolio – Initial Class	0.55%	0.12%	0.00%	0.00%	0.00%	0.00%	0.67%	0.00%	0.67%
Fidelity® Variable Insurance Products Technology Portfolio – Initial Class	0.54%	0.11%	0.00%	0.00%	0.00%	0.00%	0.65%	0.00%	0.65%
Fidelity® Variable Insurance Products Utilities Portfolio – Initial Class	0.54%	0.12%	0.00%	0.00%	0.00%	0.00%	0.66%	0.00%	0.66%

UNDERLYING PORTFOLIO ANNUAL EXPENSES FOR PORTFOLIOS IF THE DEFINED BENEFIT IS NOT ELECTED
(as a percentage of the daily net assets of the underlying Portfolios)
For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
MFS® Growth Series - Initial Class	0.71%	0.04%	0.00%	0.00%	0.00%	0.00%	0.75%	0.00%	0.75%
MFS® Research Series - Initial Class*	0.75%	0.08%	0.00%	0.00%	0.00%	0.00%	0.83%	0.03%	0.80%
MFS® International Intrinsic Value Portfolio – Initial Class*	0.88%	0.04%	0.00%	0.00%	0.00%	0.00%	0.92%	0.02%	0.90%
MFS® Investors Trust Series – Initial Class*	0.75%	0.05%	0.00%	0.00%	0.00%	0.00%	0.80%	0.01%	0.79%
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	0.75%	0.04%	0.00%	0.00%	0.00%	0.00%	0.79%	0.00%	0.79%
MFS® Mid Cap Growth Series Initial Class	0.75%	0.06%	0.00%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
MFS® New Discovery Series – Initial Class*	0.90%	0.05%	0.00%	0.00%	0.00%	0.00%	0.95%	0.01%	0.94%
MFS® Technology Portfolio – Initial Class	0.75%	0.22%	0.00%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
MFS® Total Return Bond Series – Initial Class	0.50%	0.04%	0.00%	0.00%	0.00%	0.00%	0.54%	0.00%	0.54%
MFS® Total Return Series – Initial Class*	0.67%	0.03%	0.00%	0.00%	0.00%	0.00%	0.70%	0.09%	0.61%
MFS® Utilities Series – Initial Class	0.74%	0.05%	0.00%	0.00%	0.00%	0.00%	0.79%	0.00%	0.79%
MFS® Value Series – Initial Class*	0.70%	0.03%	0.00%	0.00%	0.00%	0.00%	0.73%	0.02%	0.71%
PSF Conservative Balanced Portfolio – Class I	0.55%	0.04%	0.00%	0.00%	0.00%	0.00%	0.59%	0.00%	0.59%
PSF Diversified Bond Portfolio – Class I	0.40%	0.04%	0.00%	0.00%	0.00%	0.00%	0.44%	0.00%	0.44%
PSF Equity Portfolio – Class I	0.45%	0.02%	0.00%	0.00%	0.00%	0.00%	0.47%	0.00%	0.47%
PSF Flexible Managed Portfolio – Class I	0.60%	0.03%	0.00%	0.00%	0.00%	0.00%	0.63%	0.00%	0.63%
PSF Global Portfolio – Class I*	0.75%	0.05%	0.00%	0.00%	0.00%	0.00%	0.80%	0.04%	0.76%
PSF Government Income Portfolio – Class I	0.40%	0.12%	0.00%	0.00%	0.00%	0.00%	0.52%	0.00%	0.52%
PSF Government Money Market Portfolio – Class I	0.30%	0.05%	0.00%	0.00%	0.00%	0.00%	0.35%	0.00%	0.35%
PSF High Yield Bond Portfolio – Class I*	0.55%	0.07%	0.00%	0.00%	0.00%	0.00%	0.62%	0.05%	0.57%
PSF Jennison 20/20 Focus Portfolio – Class I	0.75%	0.12%	0.00%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
PSF Jennison Portfolio – Class I	0.60%	0.02%	0.00%	0.00%	0.00%	0.00%	0.62%	0.00%	0.62%
PSF Natural Resources Portfolio – Class I*	0.45%	0.09%	0.00%	0.00%	0.00%	0.02%	0.56%	0.01%	0.55%
PSF Small Capitalization Stock Portfolio – Class I	0.35%	0.04%	0.00%	0.00%	0.00%	0.00%	0.39%	0.00%	0.39%
PSF SP International Growth Portfolio – Class I*	0.85%	0.39%	0.00%	0.00%	0.00%	0.00%	1.24%	0.23%	1.01%
PSF SP Prudential U.S. Emerging Growth Portfolio – Class I	0.60%	0.10%	0.00%	0.00%	0.00%	0.00%	0.70%	0.00%	0.70%
PSF SP Small-Cap Value Portfolio – Class I	0.90%	0.12%	0.00%	0.00%	0.00%	0.00%	1.02%	0.00%	1.02%
PSF Stock Index Portfolio – Class I	0.30%	0.01%	0.00%	0.00%	0.00%	0.00%	0.31%	0.00%	0.31%
PSF Value Portfolio – Class I	0.40%	0.03%	0.00%	0.00%	0.00%	0.00%	0.43%	0.00%	0.43%
QS Variable Conservative Growth – Class I*	0.00%	0.12%	0.00%	0.00%	0.00%	0.57%	0.69%	0.00%	0.69%
QS Variable Growth Portfolio – Class I*	0.00%	0.12%	0.00%	0.00%	0.00%	0.68%	0.80%	0.00%	0.80%
QS Variable Moderate Growth – Class I*	0.00%	0.29%	0.00%	0.00%	0.00%	0.63%	0.92%	0.09%	0.83%
VA Global Bond Portfolio[1]	0.21%	0.03%	0.00%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%
VA Global Moderate Allocation Portfolio*,1	0.25%	0.03%	0.00%	0.00%	0.00%	0.22%	0.50%	0.20%	0.30%
VA International Small Portfolio[1]	0.50%	0.07%	0.00%	0.00%	0.00%	0.00%	0.57%	0.00%	0.57%
VA International Value Portfolio[1]	0.40%	0.05%	0.00%	0.00%	0.00%	0.00%	0.45%	0.00%	0.45%
VA Short-Term Fixed Portfolio[1]	0.18%	0.03%	0.00%	0.00%	0.00%	0.00%	0.21%	0.00%	0.21%
VA U.S. Large Value Portfolio[1]	0.25%	0.02%	0.00%	0.00%	0.00%	0.00%	0.27%	0.00%	0.27%
VA U.S. Targeted Value Portfolio[1]	0.35%	0.03%	0.00%	0.00%	0.00%	0.00%	0.38%	0.00%	0.38%
Vanguard Variable Insurance Fund Balanced Portfolio[1]	0.20%	0.01%	0.00%	0.00%	0.00%	0.00%	0.21%	0.00%	0.21%
Vanguard Variable Insurance Fund Capital Growth Portfolio[1]	0.33%	0.01%	0.00%	0.00%	0.00%	0.00%	0.34%	0.00%	0.34%
Vanguard Variable Insurance Fund Conservative Allocation Portfolio[1]	0.00%	0.00%	0.00%	0.00%	0.00%	0.13%	0.13%	0.00%	0.13%
Vanguard Variable Insurance Fund Diversified Value Portfolio[1]	0.23%	0.01%	0.00%	0.00%	0.00%	0.00%	0.24%	0.00%	0.24%

UNDERLYING PORTFOLIO ANNUAL EXPENSES FOR PORTFOLIOS IF THE DEFINED BENEFIT IS NOT ELECTED
(as a percentage of the daily net assets of the underlying Portfolios)
For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
Vanguard Variable Insurance Fund Equity Income Portfolio[1]	0.28%	0.02%	0.00%	0.00%	0.00%	0.00%	0.30%	0.00%	0.30%
Vanguard Variable Insurance Fund Equity Index Portfolio[1]	0.13%	0.01%	0.00%	0.00%	0.00%	0.00%	0.14%	0.00%	0.14%
Vanguard Variable Insurance Fund Global Bond Index Portfolio[1]	0.00%	0.00%	0.00%	0.00%	0.00%	0.13%	0.13%	0.00%	0.13%
Vanguard Variable Insurance Fund Growth Portfolio[1]	0.39%	0.01%	0.00%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
Vanguard Variable Insurance Fund High Yield Bond Portfolio[1]	0.24%	0.02%	0.00%	0.00%	0.00%	0.00%	0.26%	0.00%	0.26%
Vanguard Variable Insurance Fund International Portfolio[1]	0.36%	0.02%	0.00%	0.00%	0.00%	0.00%	0.38%	0.00%	0.38%
Vanguard Variable Insurance Fund Mid-Cap Index Portfolio[1]	0.16%	0.01%	0.00%	0.00%	0.00%	0.00%	0.17%	0.00%	0.17%
Vanguard Variable Insurance Fund Moderate Allocation Portfolio[1]	0.00%	0.00%	0.00%	0.00%	0.00%	0.12%	0.12%	0.00%	0.12%
Vanguard Variable Insurance Fund Real Estate Index Portfolio[1]	0.24%	0.02%	0.00%	0.00%	0.00%	0.00%	0.26%	0.00%	0.26%
Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio[1]	0.12%	0.02%	0.00%	0.00%	0.00%	0.00%	0.14%	0.00%	0.14%
Vanguard Variable Insurance Fund Total Bond Market Index Portfolio[1]	0.12%	0.02%	0.00%	0.00%	0.00%	0.00%	0.14%	0.00%	0.14%
Vanguard Variable Insurance Fund Total International Stock Market Index Portfolio[1]	0.00%	0.00%	0.00%	0.00%	0.00%	0.11%	0.11%	0.00%	0.11%
Vanguard Variable Insurance Fund Total Stock Market Index Portfolio[1]	0.00%	0.00%	0.00%	0.00%	0.00%	0.13%	0.13%	0.00%	0.13%
Western Asset Core Plus VIT Portfolio – Class I*	0.45%	0.11%	0.00%	0.00%	0.00%	0.00%	0.56%	0.02%	0.54%
Western Asset Variable Global High Yield Bond Portfolio – Class I	0.70%	0.13%	0.00%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%

[1]
We assess an additional charge (Fund Access Charge) for allocations to the Sub-account investing in this underlying Portfolio. See “Fees, Charges and Deductions-Fund Access Charge” later in this prospectus for information about this charge.

*	See notes immediately below for important information about this fund.

BlackRock Advantage Large Cap Core V.I. Fund – Class I
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report which does not include the Acquired Fund Fees and Expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets through April 30, 2021. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2021. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets (except for with respect to iShares Alternative Strategies V.I. Fund, iShares Dynamic Allocation V.I. Fund, iShares Dynamic Fixed Income V.I. Fund, iShares Equity Appreciation V.I. Fund and Government Money Market V.I. Fund) estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. The Manager may waive a portion of the Fund's management fee in connection with the Fund's investment in an affiliated money market fund.

BlackRock Basic Value V.I. Fund – Class I
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report which does not include the Acquired Fund Fees and Expenses.  As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25%  of average daily net assets through April 30, 2021. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06% of average daily net assets through April 30, 2021. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets (except for with respect to iShares Alternative Strategies V.I. Fund, iShares Dynamic Allocation V.I. Fund, iShares Dynamic Fixed Income V.I. Fund, iShares Equity Appreciation V.I. Fund and Government Money Market V.I. Fund) estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.  The Manager may waive a portion of the Fund's management fee in connection with the Fund's investment in an affiliated money market fund.

BlackRock Capital Appreciation V.I. Fund – Class I
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report which does not include the Acquired Fund Fees and Expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets through April 30, 2021. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2021. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets (except for with respect to iShares Alternative Strategies V.I. Fund, iShares Dynamic Allocation V.I. Fund, iShares Dynamic Fixed Income V.I. Fund, iShares Equity Appreciation V.I. Fund and Government Money Market V.I. Fund) estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. The Manager may waive a portion of the Fund's management fee in connection with the Fund's investment in an affiliated money market fund.

BlackRock Equity Dividend V.I. Fund – Class I
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report which does not include the Acquired Fund Fees and Expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets through April 30, 2021. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.0% of average daily net assets through April 30, 2021. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets (except for with respect to iShares Alternative Strategies V.I. Fund, iShares Dynamic Allocation V.I. Fund, iShares Dynamic Fixed Income V.I. Fund, iShares Equity Appreciation V.I. Fund and Government Money Market V.I. Fund) estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. The Manager may waive a portion of the Fund's management fee in connection with the Fund's investment in an affiliated money market fund.

BlackRock Global Allocation V.I. Fund – Class I
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report which does not include the Acquired Fund Fees and Expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets through April 30, 2021. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2021. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets (except for with respect to iShares Alternative Strategies V.I. Fund, iShares Dynamic Allocation V.I. Fund, iShares Dynamic Fixed Income V.I. Fund, iShares Equity Appreciation V.I. Fund and Government Money Market V.I. Fund) estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. The Manager may waive a portion of the Fund's management fee in connection with the Fund's investment in an affiliated money market fund.

BlackRock Large Cap Focus Growth V.I. Fund – Class I
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's most recent annual report which does not include the Acquired Fund Fees and Expenses. As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.26% of average daily net assets through April 30, 2021. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.0% of average daily net assets through April 30, 2021. BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets (except for with respect to iShares Alternative Strategies V.I. Fund, iShares Dynamic Allocation V.I. Fund, iShares Dynamic Fixed Income V.I. Fund, iShares Equity Appreciation V.I. Fund and Government Money Market V.I. Fund) estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2021. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. The Manager may waive a portion of the Fund's management fee in connection with the Fund's investment in an affiliated money market fund.

ClearBridge Variable Large Cap Growth Portfolio – Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights in the fund's Prospectus and in the fund's shareholder report, which reflect the fund's operating expenses and do not include acquired fund fees and expenses.

ClearBridge Variable Mid Cap Portfolio – Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights in the fund's Prospectus and in the fund's shareholder report, which reflect the fund's operating expenses and do not include acquired fund fees and expenses.

MFS® International Intrinsic Value Series – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment actiity), such that "Total Fund Operating Expenses" do not exceed 0.90% of the class' average daily net asset value for Initial Class shares and 1.15% of the class' average daily net assets for Service Class Shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2021.

MFS® Investors Trust Series – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.79% of the class' average daily net assets annually for Initial Class shares and 1.04% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2021.

MFS® New Discovery Series – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.94% of the class' average daily net assets annually for Initial Class shares and 1.19% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2021.

MFS® Research Series – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.77% of the class' average daily net assets annually for Initial Class shares and 1.02% of the class' average daily net assets annually for Service Class shares. ("Other Expenses" include 0.03% of interest and/or investment-related expenses incurred in connection with the fund's investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2021.

MFS® Total Return Series – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.61% of the class' average daily net assets annually for Initial Class shares and 0.86% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2021.

MFS® Value Series – Initial Class
Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.71% of the class' average daily net assets annually for Initial Class shares and 0.96% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2021.

PSF Global Portfolio – Class I
The Manager has contractually agreed to waive 0.0320% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0003% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0040% of its investment management fee through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

PSF High Yield Bond Portfolio – Class I
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.57% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

PSF Natural Resources Portfolio – Class I
The Manager has contractually agreed to waive 0.008% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

PSF SP International Growth Portfolio – Class I
The Manager has contractually agreed to waive 0.019% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.010% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

QS Variable Conservative Growth – Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights in the fund's Prospectus and in the fund's shareholder report, which reflect the fund's operating expenses and do not include acquired fund fees and expenses.

QS Variable Growth – Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights in the fund's Prospectus and in the fund's shareholder report, which reflect the fund's operating expenses and do not include acquired fund fees and expenses.

QS Variable Moderate Growth – Class I
Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights in the fund's Prospectus and in the fund's shareholder report, which reflect the fund's operating expenses and do not include acquired fund fees and expenses. The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed this amount. This arrangement cannot be terminated prior to December 31, 2021 without Board of Trustees' consent.

VA Global Moderate Allocation Portfolio
The “Acquired Fund Fees and Expenses” and “Total Annual Fund Operating Expenses” have been restated to reflect current fees. The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the VA Global Moderate Allocation Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2021, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/ or expense assumption.

Western Asset Core Plus VIT Portfolio – Class I
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed this amount. This arrangement cannot be terminated prior to December 31, 2021 without Board of Trustees' consent. The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed this amount. This arrangement cannot be terminated prior to December 31, 2021 without Board of Trustees' consent.

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in the Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for the Annuity as described in “Summary of Contract Fees and Charges.”

▪	Insurance Charge

▪	Annual Maintenance Fee

▪	Optional living benefit and optional death benefit fees, as reflected below
Amounts shown in the examples are rounded to the nearest dollar.
THE EXAMPLES ARE FOR ILLUSTRATIVE PURPOSES ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE DIFFERENT THAN THOSE SHOWN DEPENDING ON A NUMBER OF FACTORS, INCLUDING (1) WHICH OPTIONAL BENEFIT YOU ELECT (IF ANY); (2) WHETHER YOU DECIDE TO ALLOCATE ACCOUNT VALUE TO SUB-ACCOUNTS OTHER THAN THOSE WITH THE MINIMUM OR MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES; AND (3) THE IMPACT OF ANY CONTRACTUAL FEE WAIVERS OR EXPENSE REIMBURSEMENTS APPLICABLE TO CERTAIN UNDERLYING PORTFOLIOS.
Expense Example if the Defined Income Benefit and Return of Adjusted Purchase Payments Death Benefit are in effect for your Annuity:
The example also assumes the following for the period shown:

▪	Your Account Value is allocated to the Portfolios with both the maximum and the minimum gross total annual portfolio operating expenses and those expenses remain the same each year.*

▪	You elect the Defined Income Benefit and the Return of Adjusted Purchase Payments Death Benefit.

▪	For each charge, we deduct the maximum charge rather than the current charge.

▪	You make no transfers, or other transactions for which we charge a fee.

▪	No tax charge applies.
*Note: When the Defined Income Benefit is in effect for your Annuity, only certain Portfolios are available.

	Assuming Maximum Fees and Expenses of any of the Portfolios Available with the Defined Income Benefit				Assuming Minimum Fees and Expenses of any of the Portfolios Available with the Defined Income Benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$568	$1,692	$2,800	$5,497	$535	$1,598	$2,653	$5,249
If you annuitize your annuity at the end of the applicable time period: [1]	$568	$1,692	$2,800	$5,497	$535	$1,598	$2,653	$5,249
If you do not surrender your annuity:	$568	$1,692	$2,800	$5,497	$535	$1,598	$2,653	$5,249
1 Your ability to annuitize in the first 3 Annuity Years may be limited based on the state in which your Annuity is issued. See "Annuity Options" later in this prospectus for information about when you may annuitize.
Expense Example if the Dynamic Income Benefit and Return of Adjusted Purchase Payments Death Benefit are in effect for your Annuity:
The example also assumes the following for the period shown:

•
Your Account Value is allocated to the Portfolio with the maximum gross total annual portfolio operating expense for which we also assess the Fund Access Charge (0.55% total annual portfolio operating expense) and to the Portfolio with the minimum gross total annual portfolio operating expense for which we do not assess the Fund Access Charge (0.31% total annual portfolio operating expense).

•	You elect the Dynamic Income Benefit and the Return of Adjusted Purchase Payments Death Benefit.

•	For each charge, we deduct the maximum charge rather than the current charge and the Fund Access Charge is assessed as described above.

•	You make no transfers, or other transactions for which we charge a fee.

•	No tax charge applies.

	Assuming Maximum Fees and Expenses of any of the Portfolios for which we assess the Fund Access Charge				Assuming Minimum Fees and Expenses of any of the Portfolios for which we do not assess the Fund Access Charge
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$518	$1,551	$2,579	$5,123	$235	$721	$1,227	$2,590
If you annuitize your annuity at the end of the applicable time period: [1]	$518	$1,551	$2,579	$5,123	$235	$721	$1,227	$2,590
If you do not surrender your annuity:	$518	$1,551	$2,579	$5,123	$235	$721	$1,227	$2,590
1 Your ability to annuitize in the first 3 Annuity Years may be limited based on the state in which your Annuity is issued. See "Annuity Options" later in this prospectus for information about when you may annuitize.

CONDENSED FINANCIAL INFORMATION
Information about the values of all the Accumulation Units is considered the condensed financial information. This information is not currently available for some subaccounts but will be provided in the Statement of Additional Information when information for a full calendar year is available. Condensed financial information for subaccounts representing the lowest and highest total annual variable account expense combination will be contained in Appendix A to this prospectus.
The financial statements for Pruco Life and Separate Account are contained in the Statement of Additional Information.

SUMMARY
This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuity. Your financial professional can also help you if you have questions.
The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.
The Annuity offers various investment Portfolios. With the help of your financial professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in underlying Portfolios.
GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.
Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your financial professional to complete an application. The maximum age for purchasing this Annuity is 85 and the minimum initial Purchase Payment is $10,000.
The “Maximum Age for Initial Purchase” applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 85 and applies to the Key Life.
The Annuity contract may be purchased by individuals who have or will have an investment advisory relationship with a Registered Investment Adviser or Investment Adviser Representative (each called “investment advisor” in this prospectus) who will provide ongoing investment advice about allocating Account Value within the Annuity and may be used as part of a fee-based financial plan. At a high level, a fee-based financial plan generally involves an investment advisor conducting a holistic review of an individual’s assets and liabilities for the purpose of helping the individual meet identified financial goals (e.g., retirement income, saving for college, purchasing a vacation home).  The investment advisor’s fees vary and are generally based on the individual’s assets they provide advice on or a predetermined one-time fee. You pay the registered investment advisory firm or the investment firm/professional directly for the investment advisory services provided to you. Any investment advisory services in connection with this Annuity are not provided by Pruco Life Insurance Company or Prudential Annuity Distributors, Inc. (“PAD”), and neither Pruco Life Insurance Company nor PAD are responsible for such investment advisory services. We do not allow investment advisors to request withdrawals from the Annuity to pay the investment advisor’s fee when the Defined Income Benefit is in effect. You should know that any withdrawals made from the Annuity, including withdrawals you or your investment advisor request to pay your investment advisor’s fees, reduce the Account Value, have tax consequences, and can negatively affect benefits under the contract.
After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
Please see “Requirements for Purchasing the Annuity” for additional information.
Allocating Your Purchase Payments:
While the Defined Income Benefit is in effect for your Annuity, you may choose only from a selection of fixed income variable Investment Options. As a result, the Annuity will not then provide a diverse set of investment choices with different investment styles, objectives, strategies and risks.
If the Defined Income Benefit is not in effect for your Annuity, you may choose from additional variable Investment Options offering a variety of investment styles and risk levels. We assess a Fund Access Charge as an additional charge for allocations to certain of these Investment Options. Please see “Fees, Charges and Deductions” for information.
Each of the underlying Portfolios is described in its own prospectus, which you should read before selecting your Investment Options. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.
Unless you have the Defined Income Benefit in effect for your Annuity, you may also allocate money to the DCA MVA Option if you elect to participate in a 6 or 12 Month DCA Program. Under these programs, your money is transferred monthly from a DCA MVA Option to the other Investment Options you have designated. Premature withdrawals from the DCA MVA Option may also be subject to a Market Value Adjustment. See “Investment Options-Market Value Adjustment Options” later in this prospectus.
We also offer other programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.
Please see “Investment Options” and “Managing Your Account Value” for information.
Access To Your Money: You can receive income by taking withdrawals or electing annuity payments.

Withdrawals-This Annuity does not have a charge associated with withdrawals, commonly referred to as a “surrender charge;”
however, other fees and charges apply to the Annuity as described in this prospectus. Please note that withdrawals may be subject to tax and, if you have the Defined Income Benefit or the Dynamic Income Benefit in effect for your Annuity, withdrawals can negatively and permanently affect the guarantee provided by that benefit. Please see "Defined Income Benefit" and “Dynamic Income Benefit” later in this prospectus for more information.
Annuity Payments-You may elect to receive income through fixed annuity payments over your lifetime, also called “Annuitization”. If you elect to receive fixed annuity payments from the Annuity, rather than from one of the optional living benefits, you convert your Account Value into a stream of future payments. If you elect to receive fixed annuity payments under one of the optional living benefits, generally speaking, the benefit payment becomes your annuity payment. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and currently the Annuity offers an option to provide income for the lives of both spouses, and an option that provides a minimum period for annuity payments.
Please see “Access to Account Value” and “Annuity Options” for more information.
Optional Living Benefits: We offer two optional living benefits for an additional charge. Each of these benefits is designed to provide a different type of income payment and may be appropriate for investors with different goals. Your financial professional can help you decide whether an optional benefit is right for you.

•
The Defined Income Benefit generally provides a fixed dollar income payment and restricts allocation of Account Value to five corporate bond investment options. This benefit may be more appropriate for an investor seeking guaranteed income at a predetermined level.

•
The Dynamic Income Benefit generally provides an income payment that will increase and decrease based on performance of the variable investment options to which your Account Value is allocated. While your Account Value is greater than zero, it can be allocated to any of the investment options available in the Annuity. This benefit may be more appropriate for an investor seeking to increase income through the performance of the investment options but able to accept decreased income amounts when investment option performance declines.

Only one of these benefits can be in effect on your Annuity at any one time; however, you can change your choice, subject to requirements of the benefits and while we are offering the benefit you wish to choose. The key features of these benefits are summarized below. Please see "Defined Income Benefit" and “Dynamic Income Benefit” later in this prospectus for more information.
Prudential Defined Income Benefit
The Defined Income Benefit guarantees your ability to take withdrawals up to an amount we call the "Guaranteed Income Amount" each Benefit Year until your death or the death of your spouse even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Guaranteed Income Amount is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Guaranteed Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.
While the Defined Income Benefit is in effect for your Annuity, your Account Value and any additional Purchase Payments must be allocated to Permitted Sub-Accounts only. If you are seeking a broad selection of Investment Options for your Annuity, choosing the Defined Income Benefit will impede your ability to achieve that objective.
Please be aware that if you withdraw more than the Guaranteed Income Amount in a given Benefit Year (i.e., Excess Income), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the Defined Income Benefit and the Annuity will terminate. As a result, you should think carefully before taking a withdrawal of Excess Income.
Prudential Dynamic Income Benefit
The Dynamic Income Benefit provides income payments up to an amount we call the "Annual Income Amount" each Benefit Year even if your Account Value is reduced to zero, other than due to Excess Income, so long as your benefit has a remaining Income Base. The Income Base is a value we use to calculate the Annual Income Amount and is not a value available for withdrawal. The dollar amount of the Annual Income Amount will vary each year, and can increase or decrease, based on the performance of the variable investment options to which your Account Value is allocated. Currently, you may allocate to any of the Investment Options when the benefit is in effect. We will notify you in advance of any change in the ability to allocate to the Investment Options when the benefit is in effect. In the event of any change, we may not allow additional allocation to Investment Options that are no longer permitted after the effective date of the change; however, we will not require you to reallocate your Account Value in accordance with our changed requirements. If your Account Value is reduced to zero by withdrawals that are allowed under the benefit, we will pay you a fixed dollar benefit payment until the death of the Designated Life or the surviving Spousal Designated Life, whichever occurs later. Income Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including by permanently reducing the Income Base on which future Income Withdrawals are calculated.
Please be aware that if you withdraw more than the Annual Income Amount (and any unused Annual Income Amount from a prior Benefit Year) in a given Benefit Year (i.e., Excess Income), that withdrawal may permanently reduce the income amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the

Dynamic Income Benefit and the Annuity will terminate. As a result, you should think carefully before taking a withdrawal of Excess Income.
For both the Defined Income Benefit and the Dynamic Income Benefit, a change in the Owner/Annuitant designations may cause the benefit to terminate. You should carefully consider whether to purchase the Annuity for the Defined Income Benefit or the Dynamic Income Benefit if you anticipate changing the Owner/Annuitant designations. Please see “Change of Owner, Annuitant and Beneficiary Designations” and “Termination of Benefits” for more information.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers a basic death benefit and, for a separate fee, an optional Return of Adjusted Purchase Payment Death Benefit.
Please see “Death Benefits” for more information.
Fees and Charges: The Annuity, and the optional living benefits and optional death benefit, are subject to certain fees and charges. We assess a separate charge, the Fund Access Charge, for allocations to certain Sub-accounts. Each of these charges is discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.
What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings or interest from your Annuity until distributions are made from your annuity. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% additional federal tax.
Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to the ability to elect a living benefit, a death benefit, the opportunity to annuitize the contract and the various investment options, which might make the Annuity an appropriate investment for you. Unlike many other annuity contracts, if you choose the Defined Income Benefit, the Annuity will not provide a diverse set of investment choices that would provide the option to allocate money among a variety of investment choices with different investment styles, objectives, strategies and risks. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus titled “Restrictions on Transfers Between Investment Options.”
Other Information: Please see “Other Information” for more information about the Annuity, including legal information about Pruco Life, the Separate Account, and underlying Portfolios.

INVESTMENT OPTIONS
The Investment Options under the Annuity are Variable Investment Options and the DCA MVA Option. The Variable Investment Options are Sub-accounts of the Pruco Life Flexible Premium Variable Annuity Account (see "Pruco Life and the Separate Account" for more detailed information). In this section, we describe the Portfolios in which the Sub-accounts invest, the DCA MVA Option, and restrictions on selection of Investment Options when the Defined Income Benefit is in effect for an Annuity.
Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select, among those that are permitted, are your choice - we do not provide investment advice, nor do we recommend any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios.
In contrast to the Sub-accounts, Account Value allocated to the DCA MVA Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in the DCA MVA Option, so long as you remain invested in that option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the DCA MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or “MVA”, which can be positive or negative. A “Guarantee Period” is the period of time during which we credit a fixed rate of interest to the DCA MVA Option.
We do not allow investment in certain Sub-accounts or the DCA MVA Option when the Defined Income Benefit, is in effect for your Annuity. We describe these restrictions below.
When the Defined Income Benefit is in effect for the Annuity, the Portfolios available are fixed income Portfolios. Fixed income investments are subject to risk, including credit and interest rate risk. Because of these risks, a Sub-account's share value may fluctuate. If interest rates rise, bond prices usually decline. If interest rates decline, bond prices usually increase. Please note, the PSF Government Money Market Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers at any time the Defined Income Benefit is in effect for an Annuity.
The Portfolios are not publicly traded mutual funds. They are only available through sub-accounts in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some case, to participants in certain qualified retirement plans or other limited classes of investors permitted by the Code . However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. You should carefully read the prospectus for any Portfolio in which you are interested before investing. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no guarantee that any Portfolio will meet its investment objective. You bear the investment risk for amounts allocated to the portfolios. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio.
This Annuity offers Portfolios managed by PGIM Investments LLC, an affiliated company of Pruco Life (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Pruco Life ("Unaffiliated Portfolio"). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Prudential Companies receive revenue sharing payments from many of the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. However, certain Unaffiliated Portfolios do not pay revenue sharing to us or our affiliates, or pay revenue sharing at levels that do not, along with other fees and charges of the Annuity, meet our revenue targets. We assess a Fund Access Charge on the Sub-Accounts associated with these Portfolios and you will be subject to this charge if you allocate purchase payments or Account Value to these Portfolios. The Portfolios for which we currently assess a Fund Access Charge and the rate of the charge is shown later in this section, and the charge is further described in “Fees, Charges and Deductions” later in this prospectus. Affiliated Portfolios generally provide greater potential for profits to Prudential Companies than do Unaffiliated Portfolios.
As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more investment advisers or subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain investment advisers or subadvisers, either because the subadviser is a Prudential Company or because the investment adviser or subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those financial incentive factors in determining which portfolios to offer under the Annuity. Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.
In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Once you have selected your Investment Options, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts unless you participate in an automatic rebalancing program. These programs would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations you stipulated. Please see “Automatic Rebalancing Programs” below for details about how these programs operate.
We may substitute one or more of the Investment Options or terminate the availability of an Investment Option at any time. We would not do this without any necessary SEC and/or state regulatory approval. We will provide you specific notice in advance of any substitution we intend to make and the Sub-account(s) to which your affected Account Value would be transferred on the substitution date unless you made a different election before the substitution.

We will also notify you if an Investment Option will no longer be available. Additionally, the Portfolios could undertake transactions that could limit or terminate their availability as Investment Options, including transactions to merge with another investment, or to liquidate. Any such transactions would be subject to applicable regulatory and/or shareholder approval. You will receive specific notice in advance of the merger or liquidation of a Portfolio, and we will explain how we will allocate future purchase payments directed to such a Portfolio in the absence of different allocation instructions from you. Any allocation we make in the absence of different allocation instructions from you would be subject to applicable regulatory guidance or approval.
The following table contains limited information about the Portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
AST BlackRock Corporate Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	BlackRock Financial Management, Inc.
AST PIMCO Corporate Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	Pacific Investment Management Company, LLC
AST Prudential Corporate Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	PGIM Fixed Income PGIM Limited
AST T. Rowe Price Corporate Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	T. Rowe Price Associates, Inc.
AST Western Asset Corporate Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	Western Asset Management Company, LLC Western Asset Management Company Limited - UK Western Asset Management Company Ltd. - Japan Western Asset Management Company Pte. Ltd. - Singapore
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.
PORTFOLIOS AVAILABLE IF THE DEFINED INCOME BENEFIT IS NOT ELECTED

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
American Funds Insurance Series® Asset Allocation Fund – Class 1	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	Capital Research and Management CompanySM
American Funds Insurance Series® Blue Chip Income and Growth Fund – Class 1	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM
American Funds Insurance Series® Bond Fund – Class 1	Seeks to provide as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth Fund – Class 1	Seeks to provide growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth-Income Fund – Class 1	Seeks to achieve long-term growth of capital and income.	Capital Research and Management CompanySM
American Funds Insurance Series® Ultra-Short Bond Fund – Class 1	Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.	Capital Research and Management CompanySM
American Funds Insurance Series® U.S. Government/AAA-Rated Securities Fund – Class 1	Seeks to provide a high level of current income consistent with preservation of capital.	Capital Research and Management CompanySM
BlackRock Advantage Large Cap Core V.I. Fund – Class I	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock Basic Value V.I. Fund – Class I	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC
BlackRock Capital Appreciation V.I. Fund – Class I	Seeks long-term growth of capital.	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund – Class I	Seeks long-term total return and current income.	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund – Class I	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock Large Cap Focus Growth V.I. Fund – Class I	Seeks long-term capital growth.	BlackRock Advisors, LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
ClearBridge Variable Aggressive Growth Portfolio – Class I	Seeks capital appreciation.	ClearBridge Investments, LLC
ClearBridge Variable Appreciation Portfolio – Class I	Seeks long-term appreciation of capital.	ClearBridge Investments, LLC
ClearBridge Variable Dividend Strategy Portfolio – Class I	Seeks dividend income, growth of dividend income and long-term capital appreciation.	ClearBridge Investments, LLC
ClearBridge Variable Large Cap Growth Portfolio – Class I	Seeks long-term growth of capital.	ClearBridge Investments, LLC
ClearBridge Variable Mid Cap Portfolio – Class I	Seeks long-term growth of capital.	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth Portfolio – Class I	Seeks long-term growth of capital.	ClearBridge Investments, LLC
Fidelity® Variable Insurance Products Balanced Portfolio – Initial Class	Seeks income and capital growth consistent with reasonable risk.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Consumer Discretionary Portfolio – Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Contrafund® Portfolio – Initial Class	Seeks long-term capital appreciation.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Disciplined Small Cap Portfolio – Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Emerging Markets Portfolio – Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Financial Services Portfolio – Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Floating Rate High Income Portfolio – Initial Class	Seeks a high level of current income.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Growth Opportunities Portfolio – Initial Class	Seeks to provide capital growth.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Growth Portfolio – Initial Class	Seeks to achieve capital appreciation.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Health Care Portfolio – Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products High Income Portfolio – Initial Class	Seeks a high level of current income, while also considering growth of capital.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Industrials Portfolio – Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products International Capital Appreciation Portfolio – Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Investment Grade Bond Portfolio – Initial Class	Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Mid Cap Portfolio – Initial Class	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Strategic Income Portfolio – Initial Class	Seeks a high level of current income. The fund may also seek capital appreciation.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Technology Portfolio – Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company LLC (FMR)
Fidelity® Variable Insurance Products Utilities Portfolio – Initial Class	Seeks capital appreciation.	Fidelity Management & Research Company LLC (FMR)
MFS® Growth Series – Initial Class	Seek capital appreciation.	Massachusetts Financial Services Company
MFS® International Intrinsic Value Portfolio – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Investors Trust Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Massachusetts Investors Growth Stock Portfolio – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® New Discovery Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Research Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Technology Portfolio – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Bond Series – Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Series – Initial Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Utilities Series – Initial Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series – Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income PGIM Limited QMA LLC
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income PGIM Limited
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio – Class I	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM Fixed Income PGIM Limited QMA LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC LSV Asset Management QMA LLC T. Rowe Price Associates, Inc. William Blair Investment Management, LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	PGIM Fixed Income PGIM Limited
PSF Jennison 20/20 Focus Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Natural Resources Portfolio – Class I	Seeks long-term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF SP International Growth Portfolio – Class I*	Seeks long-term growth of capital.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
PSF SP Prudential U.S. Emerging Growth Portfolio – Class I	Seeks long-term capital appreciation.	J.P. Morgan Investment Management Inc.
PSF SP Small-Cap Value Portfolio – Class I	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC
QS Variable Conservative Growth – Class I	Seeks a balance of growth of capital and income.	QS Investors, LLC
QS Variable Growth – Class I	Seeks capital appreciation.	QS Investors, LLC
QS Variable Moderate Growth – Class I	Seeks long-term growth of capital.	QS Investors, LLC
VA Global Bond Portfolio (formerly DFA VA Global Bond Portfolio)	Seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.	Dimensional Fund Advisors LP
VA Global Moderate Allocation Portfolio (formerly DFA VA Global Moderate Allocation Portfolio)
Seeks total return consisting of capital appreciation and current income. The VA Global Moderate Allocation Portfolio is a “fund of funds,” which means that the Portfolio uses its assets to purchase other mutual funds (the “Underlying Funds”) managed by Dimensional Fund Advisors LP (the “Advisor”).
Dimensional Fund Advisors LP
VA International Small Portfolio	Seeks to achieve long-term capital appreciation.	Dimensional Fund Advisors LP
VA International Value Portfolio	Seeks to achieve long-term capital appreciation.	Dimensional Fund Advisors LP
VA Short-Term Fixed Portfolio	Seeks to achieve a stable real return in excess of the rate of inflation with a minimum of risk.	Dimensional Fund Advisors LP
VA U.S. Large Value Portfolio	Seeks to achieve long-term capital appreciation.	Dimensional Fund Advisors LP
VA U.S. Targeted Value Portfolio	Seeks to achieve long-term capital appreciation.	Dimensional Fund Advisors LP
Vanguard Variable Insurance Fund Balanced Portfolio	Seeks to provide long-term capital appreciation and reasonable current income.	Wellington Management Company LLP
Vanguard Variable Insurance Fund Capital Growth Portfolio	Seeks to provide long-term capital appreciation.	PRIMECAP Management Company
Vanguard Variable Insurance Fund Conservative Allocation Portfolio	Seeks to provide current income and low to moderate capital appreciation.	The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Diversified Value Portfolio	Seeks to provide long-term capital appreciation and income.	Hotchkis and Wiley Capital Management, LLC Lazard Asset Management, LLC
Vanguard Variable Insurance Fund Equity Income Portfolio	Seeks to provide an above-average level of current income and reasonable long-term capital appreciation.	Wellington Management Company LLP The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Equity Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	The Vanguard Group, Inc.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
Vanguard Variable Insurance Fund Global Bond Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.	The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Growth Portfolio	Seeks to provide long-term capital appreciation.	Wellington Management Company LLP Jackson Square Partners, LLC
Vanguard Variable Insurance Fund High Yield Bond Portfolio	Seeks to provide a high level of current income.	Wellington Management Company LLP
Vanguard Variable Insurance Fund International Portfolio	Seeks to provide long-term capital appreciation.	Baillie Gifford Overseas Ltd. Schroder Investment Management North America Inc.
Vanguard Variable Insurance Fund Mid-Cap Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Moderate Allocation Portfolio	Seeks to provide capital appreciation and a low to moderate level of current income.	The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Real Estate Index Portfolio
Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio	Seeks to provide current income while maintaining limited price volatility.	The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	Seeks to track the performance of a broad, market-weighted bond index.	The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Total International Stock Market Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.	The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Total Stock Market Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	The Vanguard Group, Inc.
Western Asset Core Plus VIT Portfolio – Class I
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.

Western Asset Management Company, LLC Western Asset Management Company Limited Western Asset Management Company Pte. Ltd. Western Asset Management Company Ltd.
Western Asset Variable Global High Yield Bond Portfolio – Class I	Seeks to maximize total return.	Western Asset Management Company, LLC Western Asset Management Company Limited Western Asset Management Company Pte. Ltd.
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Fidelity and Contrafund are registered marks of FMR LLC. Used with permission.
Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.
PGIM Investments LLC manages each of the portfolios of the Prudential Series Fund (PSF).
QMA LLC formerly known as Quantitative Management Associates LLC.
* Certain of our other annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and a portfolio of the Advanced Series Trust (AST) that is not available through the Annuity. You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the PSF SP International Growth Portfolio. These asset flows could adversely impact that Portfolio, including its risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST portfolio can be frequent and the amount transferred can vary from day to day, the PSF SP International Growth Portfolio could experience the following effects, among others:

(a)
the Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;

(b)
the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
the Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.

(d)	the Portfolio may have low asset levels and high operating expense ratios (including the possibility that all assets may be transferred out of the Portfolio).
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to the PSF SP International Growth Portfolio, you should consider the potential effects on the Portfolio that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Prudential MyRock Advisor Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.

LIMITATIONS WITH OPTIONAL LIVING BENEFITS-Defined Income Benefit
As a condition of electing the Defined Income Benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in the Permitted Sub-accounts list below. Also, the DCA MVA Options described later in this section are not available if you elect the Defined Income Benefit.
Permitted Sub-accounts

AST BlackRock Corporate Bond Portfolio
AST PIMCO Corporate Bond Portfolio
AST Prudential Corporate Bond Portfolio
AST T. Rowe Price Corporate Bond Portfolio
AST Western Asset Corporate Bond Portfolio
MARKET VALUE ADJUSTMENT OPTIONS
We offer DCA MVA Options that are used with our 6 or 12-Month DCA program. When you allocate your Account Value to a DCA MVA Option, you earn a declared rate of interest as long as you remain invested for a set period of time called a Guarantee Period. Amounts in the DCA MVA Options are supported by our general account and subject to our claims paying ability. See “Other Information” later in this prospectus for additional information about our general account. The interests in the DCA MVA Options are registered with the Securities and Exchange Commission under a different registration statement than the Annuity. That registration statement is SEC File No. 333-220118.
Under the DCA MVA Options, you earn interest over a 6 month or 12-month period, depending on the DCA MVA Option you select, while your Account Value in that option is systematically transferred monthly over the 6 or 12- month period to the Sub-accounts you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA MVA Options for the 6 month or 12- month period. Additionally, as described below, withdrawals may be subject to a Market Value Adjustment, which may be positive or negative.
A dollar cost averaging program does not assure a profit or protect against a loss. For a complete description of our 6 or 12- Month DCA Program, see the applicable section of this prospectus within “Managing Your Account Value.”
RATES FOR THE DCA MVA OPTIONS
We do not have a single method for determining the fixed interest rates for the DCA MVA Options. In general, the interest rates we offer for DCA MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the DCA MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to DCA MVA Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.
The interest rate credited to a DCA MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the various Guarantee Periods. At the time that we confirm your DCA MVA Option, we will advise you of the interest rate in effect and the date your DCA MVA Option matures. We may change the rates we credit to new DCA MVA Options at any time. To inquire as to the current rates for the DCA MVA Option, please call 1-888-PRU-2888. DCA MVA Options may not be available in all States and are subject to a minimum rate which may vary by state. Currently, the DCA MVA Options are not available in the States of Illinois, Iowa and Oregon.
You will not be permitted to allocate or renew to the DCA MVA Option if the associated Guarantee Period would end after your Latest Annuity Date.
MARKET VALUE ADJUSTMENT
With certain exceptions, if you transfer or withdraw Account Value from the DCA MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or “MVA”. We assess an MVA (whether positive or negative) upon:

▪
any surrender, partial withdrawal (including a systematic withdrawal or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of an MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period including withdrawals of the Annual Income Amount under the Dynamic Income Benefit; and

▪	your exercise of the Free Look right under your Annuity, unless prohibited by state law.
We will NOT assess an MVA (whether positive or negative) in connection with any of the following:

▪
partial withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;

▪	transfers or partial withdrawals from the DCA MVA Option during the 30 days immediately prior to the end of the applicable Guarantee Period, including the Maturity Date of the MVA Option;

▪	transfers made in accordance with our 6 or 12 Month DCA Program;

▪	when a Death Benefit is determined;

▪	deduction of an Annual Maintenance Fee for the Annuity; and

▪	Annuitization under the Annuity.
The amount of the MVA is determined according to the formula set forth in Appendix B. In general, the amount of the MVA is dependent on the difference between interest rates at the time your DCA MVA Option was established and current interest rates for the remaining Guarantee Period. To determine the MVA, as detailed in the formula, we essentially (i) divide the current interest rate you are receiving under the Guarantee Period by the interest rate we are crediting for a Guarantee Period equal in duration to the time remaining under the Guarantee Period (plus a “Liquidity Factor” as defined below) and (ii) raise that quotient by a mathematical power that represents the time remaining until the maturity of the Guarantee Period. That result produces the MVA factor. The Liquidity Factor is an element of the MVA formula currently equal to 0.0025 or 0.25%. It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no Liquidity Factor is applied, will reduce the amount being surrendered or transferred from the MVA Option. We use the Federal Reserve’s “Constant Maturity (CMT) rate as the interest rates in the formula for the DCA MVA. All else being equal, the longer the time remaining until the maturity of the DCA MVA Option from which you are making the withdrawal, the larger the mathematical power that is applied to the quotient in (i) above, and thus the larger the MVA itself. The MVA may be positive or negative, and a negative MVA could result in a loss of interest previously earned as well as some portion of your Purchase Payments.
If you have the Dynamic Income Benefit in effect for your Annuity, any Income Withdrawal you take while allocated to the DCA MVA Option will be subject to an MVA which may increase the amount withdrawn above the amount available as the Annual Income Amount. You should carefully consider whether to allocate to the DCA MVA while you have the Dynamic Income Benefit on your Annuity.
GUARANTEE PERIOD TERMINATION
An DCA MVA Option ends on the earliest of: (a) the “Maturity Date” of the Guarantee Period; (b) the date the entire amount in the DCA MVA Option is withdrawn or transferred; (c) the Annuity Date, or, if later, the Latest Annuity Date; (d) the date the Annuity is surrendered; and (e) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary. “Annuity Date” means the date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”

FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. The transfer fee is deducted from the Sub-accounts based on the proportion of Account Value in each Sub-account immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken first from the Sub-accounts based on the proportion of the Account Value in each Sub-account and then from the DCA MVA Option, if any. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. Pursuant to state law, the amount of the Annual Maintenance Fee may differ in certain states.
Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Unadjusted Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts equal to any taxes which may be imposed upon the Separate Accounts. “Surrender Value” refers to the Account Value less any applicable Tax Charge and any Annual Maintenance Fee.
We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the Annuity. We reserve the right to change these tax practices.
Insurance Charge: We deduct an Insurance Charge as part of the valuation of the Sub-accounts. This charge is assessed based on the annualized rate shown in the “Summary of Contract Fees and Charges” for the amount of Net Purchase Payments in your Annuity on each Valuation Day. On any Valuation Day, your Net Purchase Payments will equal the sum of all Purchase Payments applied to your Annuity less all withdrawals taken from your Annuity, which includes withdrawals you take from the Annuity as Required Minimum Distributions and any Lifetime Withdrawals you take under the Defined Income Benefit, if in effect for your Annuity. Currently, we offer two levels of the Insurance Charges depending on whether your Net Purchase Payments are less than $1,000,000, or equal to or greater than $1,000,000 on any Valuation Day. If your Net Purchase Payments are less than $1,000,000, you will pay a higher Insurance Charge at that time than you would pay if your Net Purchase Payments were $1,000,000 or more.
The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
Charges for Optional Living and Death Benefits: If you elect to purchase an optional living or death benefit, we will assess an additional charge for benefit or benefits you select for your Annuity. These charges, if any, are assessed at the annualized rate(s) shown in the "Summary of Contract Fees and Charges."
The charges for the Defined Income Benefit and the Dynamic Income Benefit are designed to pay for the guarantees provided by the living benefits (as described in “Optional Living Benefit” later in this prospectus), including the risk that persons we guarantee benefit payments to will live longer than our assumptions. The charge for the Defined Income Benefit is assessed as part of the valuation of the Sub-accounts against your assets allocated to the Sub-accounts. The charge for the Dynamic Income Benefit is deducted on each quarterly anniversary of the Benefit Effective Date and is assessed against your Account Value calculated on the Valuation Day before the quarterly anniversary at the quarterly equivalent of the applicable annualized rate. The charge is taken out of each Sub-account in which you have Account Value in proportion to the value in each Sub-account. We may increase the charge for the Defined Income Benefit and the Dynamic Income Benefit after the 3rd Benefit Anniversary. We will notify you in writing in advance of an increase in the charge for the benefit. You will have the option of refusing the charge increase. If you refuse the charge increase, the charge for the Defined Income Benefit or the Dynamic Income Benefit, as applicable, will continue at the current rate until the benefit terminates. If you wish to opt out of the charge increase, you must notify us within the period stated in our notice to you; otherwise the charge increase will become effective. When we receive your opt-out request, we will send you a form confirming the estimated dollar amount of the 5% reduction in the applicable income amount. If you still wish us to process your opt-out request, you must sign and return the form to us at our Service Office in Good Order.
The charge for the Return of Adjusted Purchase Payments Death Benefit, compensates us for the guarantee provided by that optional death benefit and the risk that Account Value will be less than Adjusted Purchase Payments when death benefits are payable under the Annuity. Please refer to the section entitled “Summary of Contract Fees and Charges” for the charges for the optional living benefit and optional death benefit.
Fund Access Charge: The Company currently imposes a Fund Access Charge of 0.35% annually on Account Value invested in certain Sub-accounts. The fee is deducted as an annualized percentage of the daily Account Value allocated to the particular Sub-account(s) and is included in the calculation of the Accumulation Unit Values for those Sub-accounts. We determine the Sub-Accounts to which the Fund Access Charge applies and the level of such charge in our sole discretion. The Fund Access Charge helps provide the Company or its affiliates the amount of revenue the Company or its affiliates require in order to offer certain Portfolios through the Annuity. The Portfolios for which the Company assesses the Fund Access Charge do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company or its affiliates to meet its expenses and revenue targets. You should note that, while the Portfolios for which we currently assess this charge may have lower total annual operating expenses than other Portfolios, the Fund Access Charge, in addition to the total annual operating expenses of the Portfolios, raises the total cost of choosing those Portfolios to levels similar to or possibly exceeding the costs of those Portfolios for which we do not assess a Fund Access Charge.
The Company may use the Fund Access Charge for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary, for those Portfolios for which we assess the charge, and we may profit from the charge.
A listing of the Sub-accounts for which the Company currently imposes the Fund Access Charge is shown below and is also available at the website address shown on the front of this prospectus or by calling us at the phone number listed there. We may change the Sub-accounts to which the charge will apply, and may change the level of the charge for any affected Sub-account, including by increasing the level of charge up to the maximum shown in the “Summary of Contract Fees and Charges” earlier in this prospectus. We will send you written notice at least 60 days in advance of implementing a new or increased charge on a Sub-account. If you wish to avoid such new or increased charge, you must transfer any Account Value from the affected Sub-account(s) and ensure any additional Purchase Payments, or amounts subject to systematic programs, will not be allocated to the affected Sub-account(s) on or after the date we indicate the new or increased charge will apply.

Sub-accounts subject to Fund Access Charge:
American Funds Insurance Series® Asset Allocation Fund – Class 1
American Funds Insurance Series® Blue Chip Income and Growth Fund – Class 1
American Funds Insurance Series® Bond Fund – Class 1
American Funds Insurance Series® Growth Fund – Class 1
American Funds Insurance Series® Growth-Income Fund – Class 1
American Funds Insurance Series® Ultra-Short Bond Fund – Class 1
American Funds Insurance Series® U.S. Government/AAA-Rated Securities Fund – Class 1
VA Global Bond Portfolio
VA Global Moderate Allocation Portfolio
VA International Small Portfolio
VA International Value Portfolio
VA Short-Term Fixed Portfolio
VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio

Sub-accounts subject to Fund Access Charge:
Vanguard Variable Insurance Fund Balanced Portfolio
Vanguard Variable Insurance Fund Capital Growth Portfolio
Vanguard Variable Insurance Fund Conservative Allocation Portfolio
Vanguard Variable Insurance Fund Diversified Value Portfolio
Vanguard Variable Insurance Fund Equity Income Portfolio
Vanguard Variable Insurance Fund Equity Index Portfolio
Vanguard Variable Insurance Fund Global Bond Index Portfolio
Vanguard Variable Insurance Fund Growth Portfolio
Vanguard Variable Insurance Fund High Yield Bond Portfolio
Vanguard Variable Insurance Fund International Portfolio
Vanguard Variable Insurance Fund Mid-Cap Index Portfolio
Vanguard Variable Insurance Fund Moderate Allocation Portfolio
Vanguard Variable Insurance Fund Real Estate Index Portfolio
Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio
Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
Vanguard Variable Insurance Fund Total International Stock Market Index Portfolio
Vanguard Variable Insurance Fund Total Stock Market Index Portfolio
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.
DCA MVA OPTION CHARGES
No specific fees or expenses are deducted when determining the rates we credit to a DCA MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a DCA MVA Option. For information about how the amount of an MVA is calculated if you transfer or withdraw Account Value prior to the end of the applicable Guarantee Period, see “Market Value Adjustment” in “Investment Options” earlier in this prospectus.
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the Total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
FEES ASSOCIATED WITH FEE-BASED FINANCIAL PLANS OR INVESTMENT ADVISORY SERVICES
The Annuity is available through investment advisors who may use it as part of a more comprehensive fee-based financial plan or may use the Annuity in connection with investment advisory services provided to you. In connection with that plan or the advisory services, your investment firm or investment advisor may offer investment advice for a fee. The fee for this advice is set by your advisor and is covered in a separate agreement between you and your advisor. We are not a party to that agreement and we have not made any independent review of your investment advisor, the agreement under which you receive investment advisory services, or the fee for those services.

PURCHASING YOUR ANNUITY
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. Certain of the current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future. We may make changes to these limitations, restrictions, and/or underwriting standards relating to our issuance of an Annuity subject to any applicable state regulatory approval and requirements. Any such changes would apply to applications received by us in Good Order after the date of the change(s) and changes to the limitations, restrictions or underwriting standards described below would be described revisions to this prospectus.
Your financial professional is required to complete annuity training before soliciting an application for an annuity product. If your annuity application is submitted before your financial professional completes the applicable annuity training requirements, your application will be returned, and the annuity product will need to be re-solicited. If the annuity training is not completed within five (5) Valuation Days from the date we receive your initial Purchase Payment, described below, in Good Order and we do not have your consent to retain the Purchase Payment beyond this time, we will return your Purchase Payment and your Annuity will not be issued.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make an initial Purchase Payment of at least $10,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below. You should note that our requirement to approve total Purchase Payments of $1,000,000 or more could result in your Annuity never achieving the reduction in Insurance Charge level that applies when Net Purchase Payments are $1,000,000 or more.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your financial professional’s broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the grantors are designated as Joint Annuitants. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as Contingent Annuitants. The eldest grantor will be named as the Annuitant.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary(ies) as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity, we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. If you purchase a Beneficiary Annuity, the maximum issue age is 85 based on the Key Life. The broker-dealer firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person(s) upon whose life annuity payments payable to the Owner are based.
Additional Purchase Payments: If allowed by applicable state law, currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner’s 86th birthday or (ii) for entity-owned Annuities, the oldest Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.
Each additional Purchase Payment will be allocated to the Investment Options according to your instructions you may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment to the Sub-accounts based on the proportion of Account Value in each Sub-account, excluding any Sub-accounts to which you may not choose to allocate Account Value.
We reserve the right to limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. In particular, if the Defined Income Benefit, the Dynamic Income Benefit or the Return of Adjusted Purchase Payments Death Benefit is in effect for your Annuity, circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to the following:

•	if we are not then offering the applicable benefit(s) for new issues;

•	if we are offering a modified version of the applicable benefit(s) for new issues; or

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if the Return of Adjusted Purchase Payments Death Benefit is in effect for your Annuity and if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the death benefit amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the death benefit amount in an unintended fashion is the relative size of additional Purchase Payment(s)); or

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if the Defined Income Benefit is in effect for your Annuity and if the then currently declared Income Growth Rate or the then currently declared Income Percentage is less than the Minimum Income Growth Rate for additional Purchase Payments or the Minimum Income Percentage for additional Purchase Payments shown in the Schedule Supplement for your Defined Income Benefit; or

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if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Guaranteed Income Amount or Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Guaranteed Income Amount or Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s)).

If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Defined Income Benefit or Dynamic Income Benefit optional living benefits or the optional Return of Adjusted Purchase Payments Death Benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Defined Income Benefit or Dynamic Income Benefit optional living benefit through additional Purchase Payments or increase the amount of the death benefit under the optional Return of Adjusted Purchase Payments Death Benefit. This would also impact your ability to make annual contributions to certain qualified Annuities.
When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” section for additional information on these contribution limits.
If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment among the Sub-accounts based on the proportion of Account Value then in each Sub-account, excluding Sub-accounts to which you may not choose to allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.
Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000, as described in more detail in “Initial Purchase Payment,” above.

DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant(s) and one or more Beneficiaries for your Annuity. If you are considering purchase of the Defined Income Benefit or the Dynamic Income Benefit to provide lifetime income for your life or the lives or you and your spouse, you should carefully consider the rules regarding the designations of the Owner, Annuitant and Beneficiary for the Annuity and for those optional benefits when you establish or change these designations. See “Optional Living Benefits” later in this prospectus.

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Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

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Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person and may name a Joint Annuitant, subject to our approval, unless the Annuity is to be used as an IRA, or other "qualified investment that is given beneficial treatment under the Code. For Annuities owned by natural persons, if an Annuitant who is not the Owner predeceases the Owner before the Annuity Date, the Joint Annuitant will become the Annuitant. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

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Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into the Annuity described in this prospectus and receive distributions that are required by the tax laws.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590-B.
For IRAs and Roth IRAs, distributions must begin by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2 (72 for those who would have reached age 70 ½ after 2019) . However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in “Tax Considerations”.
For nonqualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in “Tax Considerations”.
You may take withdrawals in excess of your required distributions. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may receive the Death Benefit.
Please note the following additional limitations for a Beneficiary Annuity:

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No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

▪	You may not elect any optional living or death benefits.

▪	You may not annuitize the Annuity; no annuity options are available.

▪	You may participate only in the following programs: Automatic Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or systematic withdrawals.

▪	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

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If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or Tax Charge deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. If you had Account Value allocated to a DCA MVA Option upon your exercise of the Free Look, we will, to the extent allowed by applicable state law, calculate any applicable MVA with a zero “Liquidity Factor.” See “Market Value Adjustment Options” earlier in this prospectus.
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program, but allocations may not be directed to the DCA MVA Options.

MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective when the request is signed, unless otherwise specified by you, subject to our receipt of the request at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

▪	a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

▪	a change in Annuitant, including the removal of a Joint Annuitant, prior to the Annuity Date if the Owner is an entity;

▪	a new Joint Annuitant if the Annuity was issued as a tax-free exchange under Section 1035 of the Code and the Annuity has been in effect for less than one year;

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a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

▪	any permissible designation change if the change request is received at our Service Office after the Annuity Date;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪	a new Annuitant or Joint Annuitant for an Annuity issued to a grantor trust where the new Annuitant or Joint Annuitant, as applicable, is not the older grantor of the trust.
In general and to the extent permitted by state law, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only.
We reserve the right to reject any proposed change of Owner, Annuitant or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law but are not obligated to process your request within any particular timeframe.
If you elect the Defined Income Benefit or Dynamic Income Benefit optional living benefit for your Annuity, you will be subject to restrictions on designating the Owner, Annuitant and Beneficiary and any changes to those designations can negatively impact the applicable benefit. Please see “Optional Living Benefits” later in this prospectus.
If you elect the Return of Adjusted Purchase Payments Death Benefit for your Annuity, a change of Owner (or Annuitant, if the entity is the Owner) that changes the life on which the death benefit will be determined will terminate the rider. See “Death Benefits” later in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser for more information.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant or Joint Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

MANAGING YOUR ACCOUNT VALUE
There are several programs we administer to help you manage your Account Value. We describe our current programs in this section. The minimum transfer amount under any program is currently $100, although we will not impose that requirement with respect to the final amount to be transferred under a program.
DOLLAR COST AVERAGING PROGRAMS
We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts to which you are permitted to allocate. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account.
6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”) AVAILABLE WHEN THE DEFINED INCOME BENEFIT IS NOT IN EFFECT FOR YOUR ANNUITY.
The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available or in all states. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program is not available with the Defined Income Benefit or in the States of Illinois, Iowa and Oregon.
Criteria for Participating in the Program

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If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program and Sub-accounts. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment among the Sub-accounts based on the proportion of Account Value then in each Sub-account, excluding any Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

•	You may only allocate Purchase Payments to the DCA MVA Options. You may not transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.

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As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program (currently $100), we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.

•	We impose no fee for your participation in the 6 or 12 Month DCA Program.

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You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options to the Sub-accounts in which you are invested currently in proportion to your current investment in each Sub-account , excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the PSF Government Money Market Sub-account.

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We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.

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The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

Details Regarding Program Transfers

•	Transfers made under this program are not subject to any MVA.

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Any partial withdrawals, transfers, or fees deducted from the DCA MVA Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 Month DCA Program in effect, but may not have a 6 Month Program running simultaneously with a 12 Month Program.

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6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred. We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

•	The minimum transfer amount is $100, except for the final amount to be transferred under the program.

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If you are participating in one of our automated withdrawal programs (e.g., systematic withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional living benefit, any withdrawals will be taken from your Sub-accounts and the DCA MVA Options in proportion to your Account Value then in each. Such withdrawals will be assessed any applicable MVA.

AUTOMATIC REBALANCING PROGRAMS
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose and to which you are permitted to allocate. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT
This Annuity may be used where you have engaged an investment advisor to provide advice to you regarding the Annuity. That investment advisor may be a firm or person that is appropriately licensed to sell the Annuity or that is affiliated with an entity that is appropriately licensed to sell the Annuity. The investment advisor you engage to provide advice to you in connection with the Annuity for you is not acting on our behalf, but is acting on your behalf. To be eligible to take any action with respect to your Annuity, your investment advisor must follow our rules for interacting with us to take action on your Annuity. In particular, we limit the amount of the advisor’s fee that the advisor can withdraw from your Annuity (provided you have completed the required paperwork authorizing your investment advisor to do so) to a specified percentage of your Account Value. We may change the percentage limit periodically at our discretion. Currently, we do not allow advisors to request withdrawals from the Annuity to pay any portion of the investment advisor's fee when the Annuity has the Defined Income Benefit in effect. The advisor’s fee can be taken from the Annuity when the Dynamic Income Benefit is in effect if the fee is an Advisory Fee, as defined above in this prospectus. We reserve the right to change these rules at any time. Although we impose these rules, you are solely responsible for choosing a suitable investment advisor.
We do not offer advice about how to allocate your Account Value or make elections for your Annuity. We follow appropriately given instructions and direction from your investment advisor or you. As such, we are not responsible for any recommendations your investment advisor makes, any specific transfers, transactions or elections they make on your behalf.
We are not a party to the agreement you have with your investment advisor, and do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor’s fee, align with the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity that reflect advisory fees deducted from your Account Value. It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for those services, and if applicable, to review transaction confirmations to validate the accuracy of the advisory fee withdrawn from the Annuity (subject to the percentage limit described above).
Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. Please be aware that if you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor’s fee, such fee deduction will be treated as a withdrawal (except, under the Dynamic Income Benefit, to the extent it is considered an Advisory Fee) . Regardless of whether a withdrawal is authorized by your investment advisor or you, a withdrawal from your Annuity can have many consequences, particularly if you are participating in optional living benefits and/or optional death benefits. For example, as with any other withdrawal from your Annuity, you may incur adverse tax consequences upon the deduction of your advisor’s fee from your Annuity. In addition, a withdrawal generally may also reduce the level of various living and death benefit guarantees provided.

Special Rules for Distributions to Pay Advisory Fees
We treat partial withdrawals to pay advisory fees as taxable distributions unless your Annuity is being used in conjunction with a “qualified” retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code) or such fees meet the requirements of a Private Letter Ruling (PLR). See “Tax Considerations” for information about the requirements of the PLR. However, if your Annuity has an optional living benefit that is ineligible for advisory fee deduction, and if you take partial withdrawals from such Annuity to pay advisory fees, such partial withdrawals will be considered taxable distributions for all contracts, including the “qualified” retirement plans enumerated above.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
If you have provided the necessary authorization on the application for your Annuity, the individual who signed the application for your Annuity may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. We refer to this person as your "financial professional." You may have another person providing investment advisory services to you with respect to this Annuity and who you have separately authorized on the form we require to forward instructions to us regarding the allocation of your Account Value or certain financial transactions. Please be aware that if you authorize more than one person to provide investment instructions to us, we will follow all instructions received from authorized persons in the order in which we receive them. If your financial professional or investment advisor has this authority, we deem that all such transactions that are directed by your financial professional or investment advisor, as applicable, with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional or authorized investment advisor until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional or investment advisor. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
Please Note: Contracts managed by your financial professional or investment advisor also are subject to the restrictions on transfers between Investment Options that are discussed in the section below titled “Restrictions on Transfers Between Investment Options.” We may also require that your financial professional or investment advisor transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your financial professional or investment advisor under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, or an asset rebalancing program. The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a systematic program.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. We do not view a facsimile transmission or other electronic transmission as a “writing.” For purposes of this 20 transfer limit, we will treat multiple transfer requests submitted on the same Valuation Day as a single transfer and will not count any transfer that (1) solely involves a DCA MVA Option, or (2) involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Sub-account (other than the PSF Government Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as Automatic Rebalancing and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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We reserve the right to effect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there may be owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying Portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct the Annual Maintenance Fee and any Tax Charge that applies. Unless you notify us differently as permitted, partial withdrawals are taken from each Investment Option in the same percentage that the Investment Option bears to the total Account Value. Each of these types of distributions is described more fully below.
If you have the Defined Income Benefit in effect for your Annuity, withdrawals before your first Lifetime Withdrawal reduce the Guaranteed Income Amount that the benefit will provide when Lifetime Withdrawals subsequently begin. A Withdrawal of Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See “Termination of the Defined Income Benefit” later in this prospectus for more information. If you have the Dynamic Income Benefit in effect for your Annuity, withdrawals before your first Income Withdrawal reduce the Income Base and thereby reduce the Annual Income Amount in future years. A withdrawal of Excess Income that brings your Account Value to zero, will cause the benefit and the Annuity to terminate. See "Optional Living Benefits” later in this prospectus.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Annuitization Period
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Please note that systematic withdrawals may be subject to an MVA.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
We will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals from each Investment Option based on the percentage of your total Account Value allocated to each Investment Option at the time we pay out your withdrawal. If you have designated Investment Options and have elected a specific dollar amount which cannot be satisfied by your designated Investment Options, we will withdraw systematic withdrawals from all of your Investment Option based on the percentage of your total Account Value allocated to each Investment Option.
If you have the Defined Income Benefit or Dynamic Income Benefit in effect for your Annuity, please be advised of the current administrative rules associated with this program:

•
Under the Defined Income Benefit, any withdrawal taken as part of a systematic withdrawal program will be considered a Lifetime Withdrawal and, as such will lock in your minimum Guaranteed Income Amount. See “Guaranteed Income Amount” later in this prospectus for more information.

•
Under the Dynamic Income Benefit, any withdrawal taken as part of a systematic withdrawal program will be considered an Income Withdrawal and additional amounts of the Income Deferral Rate will not be added to the Income Percentage after that Income Withdrawal. Additionally, the systematic withdrawals will reduce your Annual Income Amount for a Benefit Year before they reduce any Annual Income Amounts from prior Benefit Years that were not withdrawn.

•
Under either optional benefit, if you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Guaranteed Income Amount, or Annual Income Amount, as applicable, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program. If you either have or establish a new systematic withdrawal program for an amount greater than your Guaranteed Income Amount or Annual Income Amount, as applicable, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Guaranteed Income Amount or Annual Income Amount available in future Benefit Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Guaranteed Income Amount or Annual Income Amount, as applicable, will negatively impact your future Guaranteed Income Amount or Annual Income Amount.

•
For a discussion of how a withdrawal of Excess Income would impact your Defined Income Benefit or Dynamic Income Benefit optional living benefit, see “Optional Living Benefits” later in this prospectus.

If you are taking your entire Guaranteed Income Amount or Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from additional tax under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to an MVA which would be applied in determining the total amount of each withdrawal. Accordingly, when an MVA applies to systematic withdrawals under Sections 72(t)/72(s), the amount withdrawn from Account Value will be that amount necessary to provide a substantially equal periodic payment. In addition, the Account Value will be increased or decreased, as applicable, by the amount of the MVA. Withdrawals of the Annual Income Amount under the Dynamic Income Benefit are not available for 72(t)/72(q) withdrawals. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax .
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be affected between the last Valuation Day prior to December 25th and December 31st of a given year, then, we will process the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions ("RMDs") are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code.
If the Defined Income Benefit or the Dynamic Income Benefit is in effect for your Annuity and you take withdrawals to meet the RMD provisions of the Code from your Annuity, you should note that:

•
As with all withdrawals, amounts withdrawn for RMDs will be considered Lifetime Withdrawals or Income Withdrawals, as applicable, unless you designate those withdrawals as Non-Lifetime Withdrawals or Non-Income Withdrawals.

•	Withdrawals made from the Annuity during any Benefit Year to meet the RMD provisions of the Code in the amount of RMD for this Annuity as calculated by us will not be treated as Excess Income.

•
Under the Defined Income Benefit, any withdrawal that exceeds the Guaranteed Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Guaranteed Income Amount in future Benefit Years. Under the Dynamic Income Benefit, any withdrawal that exceeds the Annual Income Amount, including any Annual Income Amount from prior Benefit Years that has not been withdrawn, will be treated as a withdrawal of Excess Income which will reduce your Income Base and your Annual Income Amount in future years. This may include situations where you take withdrawals from the annuity to satisfy your RMD and then take additional withdrawals which, when combined, exceed the Guaranteed Income Amount.
See “Defined Income Benefit-Impact of Withdrawals” and “Dynamic Income Benefit-Impact of Withdrawals” later in this prospectus.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions.

SURRENDERS
SURRENDER VALUE
During the Accumulation Period, you can surrender your Annuity at any time and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable Tax Charge, Annual Maintenance Fee, and MVA. There is no separate surrender charge applied to this Annuity. Please see "Fees, Deductions and Charges" above for information about when a Tax Charge or Annual Maintenance Fee would be deducted from the Account Value upon surrender.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without the Defined Income Benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with the Defined Income Benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Optional Living Benefit”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.

ANNUITY OPTIONS
Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit) or optional death benefit. We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Unadjusted Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under an optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law). Currently, contracts issued in Florida may be annuitized after the first Annuity Year.
For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.
Option 1
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you and payments will be made monthly. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Option 2
Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
Annuity Payments under the Defined Income Benefit (Guaranteed Income Amount Option): If the Defined Income Benefit is in effect for your Annuity when annuity payments are required to begin under the terms of your Annuity or when you decide to annuitize your Annuity, you can elect one of the following two options:

(1)
apply your Account Value, less any applicable tax charges, to any other annuity option available for annuity payments not under the Defined Income Benefit (annuity Option 1 and Option 2, described above); or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Guaranteed Income Amount on that date. If this option is elected, the Guaranteed Income Amount will not increase after annuity payments have begun. We will make payments until the death of the Designated Life, or, if the Guaranteed Income Amount is being calculated on the basis of Spousal Designated Lives, until the death of the remaining spouse. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the applicable annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

Annuity Payments under the Dynamic Income Benefit: If the Dynamic Income Benefit is in effect for your Annuity when annuity payments are required to begin under the terms of your Annuity or when you decide to annuitize your Annuity, you can elect one of the following two options:

(1)
apply your Account Value, less any applicable tax charges, to any other annuity option available for annuity payments not under the Dynamic Income Benefit (annuity Option 1 and Option 2, described above); or

(2)
request that we make annuity payments each year equal to the Annual Income Amount determined for that Benefit Year. If this option is elected, we will make fixed payments of that Annual Income Amount until the death of the Designated Life, or, if the Annual Income Amount is being calculated on the basis of Spousal Designated Lives, until the death of the remaining spouse. In the Benefit Year in which this option is elected, the only amount payable is the Annual Income Amount not yet withdrawn in that Benefit Year. No unused Annual Income Amount will be paid out so you should carefully consider when to choose to annuitize if you have unused Annual Income Amounts. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the applicable annuity payment rates results in a higher annual payment, we will give you the higher annual payment. You may choose the frequency of payments from the options we allow and your first payment will be made on the Valuation Day next following our receipt of your request in Good Order.

Default Annuitization when an Optional Living Benefit is in effect on an Annuity
If you do not elect one of the options above by the time mandatory annuity payments are to begin, we currently make equal monthly annuity payments beginning on the 1st day of the month immediately following the date that your annuity payments are set to begin as:

•	a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s spouse on the date monthly annuity payments would begin, or

•	a single life fixed annuity if the Designated Life is living or only one of the Spousal Designated Lives is living on the date monthly annuity payments would begin.
In addition, each of the payments above will consist of 120 payments certain (or a lesser number of payments certain if the life expectancy of the Annuitant at the time payments are to begin is less than 10 years, based on applicable Internal Revenue Service tables), by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the length of any annuity payout option, including but not limited to any period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)	the present value of
i. future Guaranteed Income Amount payments if the Defined Income Benefit is in effect for the Annuity; or
ii. future Annual Income Amount payments at the last determined Annual Income Amount as of the Annuity Date if the Dynamic Income
Benefit is in effect for the Annuity.
Such present value will be calculated using the same basis that is used to calculate the greater of the current and the guaranteed annuity rates in the Annuity; and

(2)	the Account Value.
Once we receive your election to commence annuity payments, or we make the first payment under a default annuity payment option provision, we will only make annuity payments guaranteed under the specific annuity payment option, and the annuity payment option cannot be changed.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above.

OPTIONAL LIVING BENEFITS
Overview
Pruco Life offers two optional living benefits, for an additional charge; the Prudential Defined Income Benefit and the Prudential Dynamic Income Benefit. Each of these benefits provides for income during the life of the Owner or the lives of the Owner and spouse and only one of the benefits can be on an Annuity at a time. The optional benefits are not available if your Annuity is a Beneficiary Annuity. Notwithstanding the additional protection provided by the benefits, the additional cost for the benefit you elect will ultimately reduce your Account Value. We reserve the right to cease offering the optional living benefit(s) for new elections at any time. If we decide to stop offering the optional living benefit(s) in connection with the Annuity, we will first amend this prospectus.
The chart below highlights the basic similarities and differences between these benefits and more detailed information about each benefit follows. Your financial professional can help you determine whether either of these benefits may be right for your investment goals and risk tolerance.

	Defined Income Benefit	Dynamic Income Benefit
Can I elect the benefit after the Annuity is issued?	Yes See the Rate Sheet Supplement then in effect for applicable rates.	Yes See the Rate Sheet Supplement then in effect for applicable rates.
Can I choose to terminate benefit?	Yes, after the first Benefit Year	Yes, after the first Benefit Year
Do investment restrictions apply?	Yes The Account Value must be allocated to a limited number of specified fixed income Investment Options.	No
Does the benefit’s income amount grow?
Yes, until income begins and then due to any additional Purchase Payments.

Before the first Lifetime Withdrawal, the Guaranteed Income Amount (GIA) will grow by the daily equivalent of the Income Growth Rate. When you take the first Lifetime Withdrawal, the GIA is locked in for life, subject to any increase due to additional Purchase Payments and reductions due to Excess Withdrawals.

Potentially.

Before first Income Withdrawal, the daily amount of the Income Deferral Rate will be added to the Income Percentage increasing the Income Percentage that will be applied to the Income Base to determine the Annual Income Amount (AIA). The Income Base will also vary with investment performance of the Annuity so the income amount may increase or decrease from year to year even after you begin taking Income Withdrawals.

Do the benefit payments vary in amount?	No, although additional purchase payments can increase the benefit amount.	Yes, while there is Account Value, benefit payments can increase or decrease based on net Account performance and additional purchase payments can increase the benefit amount.
Are additional Purchase Payments allowed when the benefit is in effect?	Yes, subject to our right to restrict and age limits. Additional purchase payments are subject to then current rates.	Yes, subject to our right to restrict and age limits. Additional purchase payments are subject to then current rates.
Can I choose a single or spousal benefit before income begins?	Yes	Yes
Are there restrictions on Owner, Annuitant and Beneficiary designations and can changes to these designations cause the benefit to terminate?	Yes	Yes
Is the income amount reduced for withdrawals other than those taken under the benefit?	Yes, proportionally, before the first Lifetime Withdrawal. Once Lifetime Withdrawals begin, the GIA is reduced by the amount of each withdrawal up to the available GIA.
Yes, indirectly, before the first Income Withdrawal is taken, since the Income Base used to determine the income amount is reduced by each Non-Income Withdrawal.

Once Income Withdrawals begin, the Annual Income Amount, plus amounts carried over from prior Benefit Years, are reduced by the amount of the withdrawal up to that total amount.

Is the income amount reduced for Excess Income?	Yes, proportionately	Yes, indirectly, since the Excess Income reduces the Income Base used to determine the income amount.
Can I carry over any income not withdrawn?	No	Yes

	Defined Income Benefit	Dynamic Income Benefit
Can I take RMDs associated with the Annuity as an income withdrawal even if they exceed the available benefit income amount?	Yes	Yes
Can I allow Advisory Fees to be taken from the Annuity to pay my investment adviser?	No	Yes, up to the maximum amount we allow, currently 1.50% of Account Value. See “Tax Considerations” for information about how these amounts are tax reported.
Can benefit payments continue after the Account Value reaches zero?	Yes, for the life of the Designated Life or Spousal Designated Lives, as applicable.	Yes, until the death of the Designated Life or the Spousal Designated Life, as applicable.

PRUDENTIAL DEFINED INCOME BENEFIT
The Defined Income Benefit is an optional guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to receive periodic income payments over your lifetime (“Designated Life”), or over your and your spouse’s lives (“Spousal Designated Lives”) and you may change your choice of these options any time before you begin taking Lifetime Withdrawals under the benefit. Generally, if your Account Value is reduced to zero and you meet certain requirements, we make lifetime payments available based on the “Guaranteed Income Amount.” Subject to the minimum issue age for the Defined Income Benefit, you may elect the Defined Income Benefit at the time you purchase your Annuity or at any other time while the Account Value is greater than zero and before the oldest Owner of the Annuity reaches age 86 so long as we are then offering the benefit. The Designated Life or the younger of the Spousal Designated Lives, as applicable, must be at least age 45 at the time the benefit is elected and the younger of the Spousal Designated Lives must have been at least age 45 when the benefit was elected for the Annuity even if that person does not become a designated life until a later date. The date on which the benefit is added to your Annuity is called the “Benefit Effective Date” in this prospectus and benefits are measured based on “Benefit Years”. You should note that the Benefit Year will be reset following the first Lifetime Withdrawal and this reset operates differently depending on whether your contract is a tax-qualified contract or a non-qualified contract. The Defined Income Benefit has a separate charge as described below. The benefit will terminate upon specified events (see “Termination of the Benefit,” below). You can choose to terminate the benefit after the first Benefit Year. If you choose to terminate the benefit, you may not reelect it for 90 days following the termination.
The Defined Income Benefit provides a lifetime income benefit and an annuitization benefit. Under the lifetime income benefit, each Benefit Year, regardless of the impact of Sub-account performance on the Account Value, you may withdraw an amount we call the “Guaranteed Income Amount.” Once you elect to take a withdrawal of the Guaranteed Income Amount, a "Lifetime Withdrawal," such withdrawals will be available each Benefit Year until the death of the Designated Life, the simultaneous deaths of Spousal Designated Lives, or the death of the spouse who continued the Annuity and the Defined Income Benefit by spousal continuation of the Annuity under our rules regarding spousal continuation. This lifetime income benefit is subject to our rules regarding the timing and amount of withdrawals and limitations on Investment Options. Certain withdrawals can negatively impact the lifetime income benefit or cause it to terminate. Please see below under “Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount” and “Impact of Lifetime Withdrawals on the Guaranteed Income Amount.”
The Defined Income Benefit’s Rate Sheet Prospectus Supplement
The current Income Growth Rate and Income Percentages used to determine the initial Guaranteed Income Amount or any additional Guaranteed Income Amount created by additional Purchase Payments for Annuities already in effect are disclosed in the Rate Sheet Prospectus Supplement. The Rate Sheet Prospectus Supplement containing rates for determining your initial Guaranteed Income Amount is attached to the prospectus you receive at the time you purchase your Annuity. If the dates on the Rate Sheet Prospectus Supplement have expired before you purchase your Annuity, we will deliver the current Rate Sheet Prospectus Supplement to you and you should review these rates before you elect the Defined Income Benefit at the time you purchase the Annuity.
Please note, in order to receive the applicable Income Growth Rate and Income Percentages stated in a Rate Sheet Prospectus Supplement, your benefit election form must be signed and received by us in Good Order within the stated time period during which such rates will apply.
We may change the Income Growth Rate and Income Percentages periodically and will issue a new Rate Sheet Prospectus Supplement each time we do so. Each Rate Sheet Supplement we issue will supersede all previous Rate Sheet Supplements and the Income Growth Rates and Income Percentages therein. While the Defined Income Benefit is in effect for your Annuity, any Purchase Payment you make to the Annuity after it is issued will be subject to the Income Growth Rate and Income Percentages in effect on the Valuation Day we apply the Purchase Payment to your Annuity. You can view the current Rate Sheet Supplement with the prospectus on our website at www.prudentialannuities.com/investor/prospectuses.
Description of the Lifetime Income Benefit
You are guaranteed to be able to withdraw the Guaranteed Income Amount, which can change due to withdrawals and additional Purchase Payments as described below, for the lifetime of the Designated Life (or Spousal Designated Lives) provided you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. (See “Designation and Ownership Requirements for the Defined Income Benefit” below for details regarding the Designated Life (or lives)). Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero for any reason other than a withdrawal of Excess Income (“Guarantee Payments”). The Defined Income Benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take Lifetime Withdrawals and the guarantees provided by the Defined Income Benefit are not lost if you withdraw less than the maximum allowable amount each year.
Although you are guaranteed the ability to withdraw your Guaranteed Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and reduces your Account Value to zero, your Guaranteed Income Amount would also become zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Defined Income Benefit. (In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.)
Please note that your Account Value is not guaranteed, can fluctuate, and may lose value.

Investment Limitations: When you elect the Defined Income Benefit for your Annuity, your Account Value must be fully invested in the Permitted Sub-accounts. See “Limitations with Optional Living Benefit-Permitted Sub-accounts” earlier in this prospectus for a list of the Permitted Sub-accounts.
Guaranteed Income Amount: The initial Guaranteed Income Amount is determined on the Benefit Effective Date and then appreciates, as described below, at the applicable Income Growth Rate until you take the first Lifetime Withdrawal. We refer to this appreciation as "Income Growth." The initial Guaranteed Income Amount is calculated by multiplying the Account Value on the Benefit Effective Date by the applicable Income Percentage. The applicable Income Percentage is based on the Designated Life, or the younger of the Spousal Designated Lives, on the Benefit Effective Date and, for any Additional Purchase Payments, on the Valuation Day each Additional Purchase Payment is allocated to your Annuity. If the Spousal Designated Life has been added, changed, or removed before the first Lifetime Withdrawal, we recalculate the Guaranteed Income Amount using the applicable Income Percentage(s) as described herein and in the Additional Purchase Payment section below based on the named Designated Life or younger of the Spousal Designated Lives as of the effective date of each such addition, change, or removal. If you elect the Defined Income Benefit for your Annuity, the initial Income Growth Rate and Income Percentages that apply will be contained in the Schedule Supplement we issue to you with the Defined Income Benefit Rider. Also, over time, we will maintain a record of historical Income Growth Rates and Income Percentages in the Statement of Additional Information which is available upon request.
After the Benefit Effective Date, the Guaranteed Income Amount will be increased due to any additional Adjusted Purchase Payments and reduced due to any Withdrawals as described in “Additional Purchase Payments” and “Impact of Withdrawals” below. (Examples of each of these adjustments to the Guaranteed Income Amount are provided at the end of this section.) Additionally, we apply Income Growth to the Guaranteed Income Amount each Valuation Day until you take the first Lifetime Withdrawal from the Annuity. Since your Guaranteed Income Amount can be decreased by Non-Lifetime Withdrawals and increased by additional Purchase Payments, the amount of the Income Growth on each Valuation Day is determined separately for your initial Guaranteed Income Amount and any additions to the Guaranteed Income Amount from additional Purchase Payments. We calculate the total Income Growth for a Valuation Day by adding the result of (1) and (2) below.
(1) The daily equivalent of the applicable Income Growth Rate for each calendar day between the prior Valuation Day and the Current Valuation Day multiplied against the initial Guaranteed Income Amount. (Note that if a Non-Lifetime Withdrawal has been taken before the Valuation Day on which we are making this calculation, the initial Guaranteed Income Amount will have been proportionally reduced by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal. See “Impact of Non-Lifetime Withdrawals” below.)
(2) The daily equivalent of the applicable Income Growth Rate for each calendar day between the prior Valuation Day and the Current Valuation Day multiplied against any additional Guaranteed Income Amount where additional Guaranteed Income Amounts are determined as described in "Additional Purchase Payments" below. (Note that if a Non-Lifetime Withdrawal has been taken before the Valuation Day on which we are making this calculation, the additional Guaranteed Income Amount will have been proportionally reduced by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal.)
Income Growth increases to the Guaranteed Income Amount stop once you take the first Lifetime Withdrawal. Also, once you take the first Lifetime Withdrawal in any Benefit Year, the remaining Guaranteed Income Amount for that Benefit Year is reduced for Lifetime Withdrawals and increased for any additional Purchase Payments as described in the “Impact of Lifetime Withdrawals on the Guaranteed Income Amount” and “Additional Purchase Payment(s)” sections below.
Additional Purchase Payment(s): Generally, you may make additional Purchase Payments to your Annuity while your Account Value is greater than zero subject to our approval of total Purchase Payments greater than $1,000,000, and our right to restrict future Purchase Payments in a nondiscriminatory manner, with prior notice to you. (See "Purchasing Your Annuity-Additional Purchase Payments" previously in this prospectus.) Each additional Purchase Payment will be subject to the then currently declared Income Percentages and Income Growth Rate at the time the Purchase Payment is allocated to the Annuity. You should refer to the then current Rate Sheet Supplement for the Income Percentages and Income Growth Rate in effect at any time. You can view the current Rate Sheet Supplement with the prospectus on our website at www.prudentialannuities.com/investor/prospectuses.
Each additional Purchase Payment increases the Guaranteed Income Amount by an amount that is determined on the basis of the rates in effect at the time of the Purchase Payment. Specifically, additional Purchase Payments increase the Guaranteed Income Amount by an amount obtained by multiplying the Adjusted Purchase Payment we accept by the currently declared applicable Income Percentage as shown in the Rate Sheet Supplement in effect on the date the Purchase Payment is allocated to the Annuity ("additional Guaranteed Income Amount"). The applicable Income Percentage is based on the attained age of the Designated Life, or the younger of the Spousal Designated Lives, on the date the Purchase Payment is allocated to the Annuity. (If the Defined Income Benefit is in effect on a Spousal Designated Lives basis, and one of the Spousal Designated Lives dies while the benefit is in effect, we continue to use the date of birth of the younger of the Spousal Designated Lives for purposes of determining the applicable Income Percentage.) The additional Guaranteed Income Amount will appreciate each calendar day by the daily equivalent of the applicable Income Growth Rate in effect when the additional Purchase Payment is allocated to the Annuity. Your Guaranteed Income Amount is the sum of the initial Guaranteed Income Amount and any additional Guaranteed Income Amounts resulting from additional Purchase Payments as described above.
For information about potential restrictions on Purchase Payments see “Purchasing Your Annuity” above.

Impact of Withdrawals

•
Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount: You may designate one or more withdrawals before your first Lifetime Withdrawal as a Non-Lifetime Withdrawal. Non-Lifetime Withdrawals, including any Required Minimum Distribution amount you designate as a Non-Lifetime Withdrawal, proportionally reduce the Guaranteed Income Amount by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal. There is no limit on the number of Non-Lifetime Withdrawals you can take. However, Non-Lifetime Withdrawals are subject to the minimum Surrender Value.

•
Impact of Lifetime Withdrawals on the Guaranteed Income Amount: Any Lifetime Withdrawal you take will reduce the remaining Guaranteed Income Amount available during an Annuity Year by the amount of the withdrawal on a dollar-for-dollar basis in that Benefit Year. Lifetime Withdrawals are not treated as withdrawals of Purchase Payments and are not subject to the minimum Surrender Value.

All or any portion of a Lifetime Withdrawal that causes cumulative withdrawals in that Benefit Year to exceed the Guaranteed Income Amount for that Benefit Year, called “Excess Income,” will impact the value of the benefit, including a permanent reduction in your future guaranteed amounts. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Benefit Years. Each proportional reduction is calculated by multiplying the Guaranteed Income Amount by the ratio of the Excess Income to the Account Value immediately after the withdrawal of any Guaranteed Income Amount and before the withdrawal of the Excess Income (even if both withdrawals occurred in the same day or as one withdrawal request).
In general, withdrawals made from the Annuity during a Benefit Year to meet the Required Minimum Distributions will not be treated as Excess Income if you meet the requirements outlined in the Required Minimum Distributions section of this prospectus.
For examples of the impact of Lifetime and Non-Lifetime Withdrawals on the Guaranteed Income Amount, please see the section below entitled “Examples of Withdrawals Under the Guaranteed Income Amount Option.”
Withdrawal Flexibility: Lifetime Withdrawals are not required. However, once you take the first Lifetime Withdrawal, the Guaranteed Income Amount is not adjusted in subsequent Benefit Years even if you decide not to take a Lifetime Withdrawal in a Benefit Year or take Lifetime Withdrawals in a Benefit Year that, in total, are less than the Guaranteed Income Amount.
In the absence of your express designation of a Withdrawal as a Lifetime Withdrawal or a Non-Lifetime Withdrawal, we will process a request for a Withdrawal as a Lifetime Withdrawal. You may use the systematic withdrawal program we make available to make withdrawals of the Guaranteed Income Amount (any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit).
The Defined Income Benefit does not affect your ability to take partial withdrawals under your Annuity or limit your ability to take partial withdrawals that exceed the Guaranteed Income Amount, subject to the minimum Surrender Value. Because the Guaranteed Income Amount is determined in a way that is not related to Account Value, it is possible for the Account Value to fall to zero, even though the Guaranteed Income Amount remains.
You decide when to begin Lifetime Withdrawals. It is possible that you could pass away before electing to receive lifetime payments from the Defined Income Benefit, or you may not receive enough lifetime income to exceed the amount of fees you have paid us for the benefit before your death. However, your beneficiaries may receive a death benefit as described in this prospectus in the event of your death. Please see “Death Benefit” in the prospectus. Also, if you have not begun Lifetime Withdrawals under the Defined Income Benefit before your death, your surviving spouse will have the option to continue the Spousal Defined Income Benefit provided he/she is the Annuity’s sole primary beneficiary, opts to continue the Annuity and the benefit, and meets our rules and applicable regulatory requirements for spousal continuation.
Account Value is Reduced to Zero under the Defined Income Benefit
Once your Account Value is reduced to zero, you may not make additional Purchase Payments to your Annuity.
If your Account Value is reduced to zero while the Defined Income Benefit is in effect for your Annuity, any payments we make under the benefit will be treated as Guarantee Payments. When your Account Value is reduced to zero as a result of withdrawals in a Benefit Year that are less than or equal to the Guaranteed Income Amount, and Guarantee Payments are still payable under the Defined Income Benefit, we will make an additional payment for that Benefit Year equal to any remaining Guaranteed Income Amount for the Benefit Year. In that case, the remaining Guaranteed Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Benefit Years we make annuity payments that equal the Guaranteed Income Amount in effect at the time your Account Value is reduced to zero. We will make these payments until the death of the Designated Life, the simultaneous deaths of both Spousal Designated Lives, or the death of remaining spouse who could elect and elected spousal continuation of the Annuity and the Defined Income Benefit.
If your Account Value is reduced to zero due a withdrawal of Excess Income (i.e., a Lifetime Withdrawal that exceeds the Guaranteed Income Amount) or if you take a Non-Lifetime Withdrawal that reduces your Account Value to zero, the Annuity and the Defined Income Benefit terminate and we will pay no further amounts to you.
Unless you request an alternate mode of payment we make available, we make Guarantee Payments monthly. However, if the monthly Guarantee Payment you would receive is less than $100, we reserve the right to make Guarantee Payments at different intervals, and such payments will be made at least annually.

If permitted by law or upon your request in Good Order, we will commute any Guarantee Payments due and pay you a lump sum if the total Guarantee Payment due each Benefit Year is less than $100. We commute the Guarantee Payments in a manner equivalent to commuting payments for:

•	a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s spouse when Guarantee Payments would begin, or

•	a single life fixed annuity if the Designated Life is living or only one of the Spousal Designated Lives are living when Guarantee Payments would begin.
We use the same basis that is used to calculate the guaranteed annuity payments in the Annuity.
In addition to the guaranteed lifetime income feature, the Defined Income Benefit also provides for annuity payments. Please see the “Annuity Options - Annuity Payments under the Defined Income Benefit” section below for a description of annuity options that apply under the Defined Income Benefit.
Example of Withdrawals Under the Defined Income Benefit
Examples of dollar-for-dollar and proportional reductions are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Defined Income Benefit or any other fees and charges under the Annuity. We assume the following for the first two examples:

•	A new Benefit Year begins on November 1st

•	The first withdrawal is a Lifetime Withdrawal under the Defined Income Benefit

•	On October 24th of the following calendar year, a $2,500 Lifetime Withdrawal is taken from the Annuity

•	On October 29th of the same year, a $5,000 withdrawal including Excess Income is taken from the Annuity,
Example of Dollar-for-Dollar Reductions
On October 24th, the Guaranteed Income Amount is $6,000. When $2,500 is withdrawn from the Annuity on this date, the remaining Guaranteed Income Amount for that Benefit Year (up to and including October 31st) is $3,500. This is the result of a dollar-for-dollar reduction of the Guaranteed Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, when the withdrawal of $5,000 occurs on October 29th, the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Guaranteed Income Amount for that Benefit Year to $0. The remaining withdrawal amount of $1,500 proportionally reduces the Guaranteed Income Amount in future Annuity Years. (Note that if there are other future withdrawals in that Benefit Year, each would result in another proportional reduction to the Guaranteed Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio	1.31%
Guaranteed Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Guaranteed Income Amount for future Benefit Years	$5,921.40
Example - Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not include the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

•	The Benefit Effective Date is December 3rd

•	On October 3rd of the following calendar year, the Guaranteed Income Amount is $6,000 and the Account Value is $120,000.

•	Also, on that same October 3rd, $15,000 Non-Lifetime Withdrawal is taken from the Annuity.
All guarantees associated with the Defined Income Benefit will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Guaranteed Income Amount before Non-Lifetime withdrawal	$6,000.00
Less ratio of 12.5%	$750.00
Guaranteed Income Amount for future Benefit Years	$5,250.00
When determining whether your withdrawal has exceeded the Guaranteed Income Amount, we will include the amount of any applicable tax withholding. Accordingly, when you request a withdrawal amount and this amount is subject to tax withholding, the full amount distributed to you (e.g., the amount you request, plus the applicable withholding amount) will be considered against your available Guaranteed Income Amount. Any portion of the withdrawal that exceeds your available Guaranteed Income Amount would be treated as Excess Income and thus would reduce your Guaranteed Income Amount in subsequent years.
Examples-Impact of Additional Purchase Payments on Guaranteed Income Amount
Examples of the impact of additional Purchase Payment on the Guaranteed Income Amount are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Defined Income Benefit or any other fees and charges under the Annuity. We assume the following for the example:

•	The Benefit Effective Date is September 9th, the initial Guaranteed Income Amount is $6,250, and the Income Growth Rate applied to the initial Guaranteed Income Amount is 8.00%.

•	On March 9th of the following year the Guaranteed Income Amount has increased to $6,500, Lifetime Withdrawals have not begun, and an additional Purchase Payment of $25,000 is made to the Annuity.

•	There is one Designated Life named.
Example of Guaranteed Income Amount Increase due to Additional Purchase Payment
The current Income Percentage based on the attained age of the Designated Life is 5.00% and current Income Growth Rate is 6.00% on March 9th. The additional Purchase Payment of $25,000 is applied to the Annuity on March 9th. Following application of the additional Purchase Payment, the Guaranteed Income Amount available for withdrawal is increased to $7,750 as of March 9th. This is the result of an increase to Guaranteed Income Amount of 5.00% of the additional Purchase Payment of $25,000 (5% of $25,000 = $1,250 of additional Guaranteed Income Amount).
Example of Increase to Guaranteed Income Growth due to Additional Purchase Payment
Continuing the previous example, as noted above, the annual Income Growth Rate on the $6,500 Guaranteed Income Amount is 8.00%. That portion of the Guaranteed Income Amount will increase by $500 each year (8% of $6,500 = $500) until the first Lifetime Withdrawal, assuming no Non-Lifetime Withdrawals. When the additional Purchase Payment of $25,000 is made on March 9th and increases the Guaranteed Income Amount by $1,250, the current Income Growth Rate of 6.00% will apply to this increase in the Guaranteed Income Amount. As a result, that additional Guaranteed Income Amount of $1,250 will increase by $75 each year (6% of $1,250 = $75) until the first Lifetime Withdrawal assuming no Non-Lifetime Withdrawals.
Here is the calculation:

Guaranteed Income Amount before additional Purchase Payment	$6,500.00
Additional Purchase Payment	$25,000.00
Current Designated Life Income Percentage	5.00%
Additional Guaranteed Income Amount	$1,250.00
New Guaranteed Income Amount	$7,750.00

Annual Income Growth before additional Purchase Payment	$500.00
Current Income Growth Rate	6.00%
Additional annual Income Growth	$75.00
New Annual Income Growth	$575.00
Other Important Considerations

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals shortly after the Benefit Effective Date, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy but may limit your ability to take advantage of the opportunity to increase your future Guaranteed Income Amount by the Income Growth Rate. You should discuss with your financial professional or investment advisor when it may be appropriate for you to begin taking Lifetime Withdrawals.

•
The current annualized charge for the Defined Income Benefit is 0.80% assessed against your assets in the Sub-accounts. You will begin paying this charge on the Benefit Issue Date even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. After the third anniversary of the Benefit Effective Date, we may increase the charge for the Defined Income Benefit. You will have an opportunity to “opt out” of any charge increase subject to certain conditions. If you decide to “opt out” of the charge increase, your Guaranteed Income Amount will be reduced by 5% as of the next anniversary of the Benefit Effective Date. Please see “Fees, Charges and Deductions” earlier in this prospectus for more information on the “opt out” process.

•	If you elect this benefit after your Annuity is issued, or terminate and later re-elect this benefit, you may be required to reallocate to the Sub-accounts we are then offering with the benefit.

•
If Sub-account allocation requirements apply while the benefit is in effect, your Account Value will remain in the required Sub-accounts after termination of the benefit until you instruct us otherwise.

•	Any death benefit under the Annuity will terminate if your Account Value is reduced to zero by withdrawals taken under the Defined Income Benefit.
Facility of Payment: We reserve the right, in settlement of full liability, to make Guarantee Payments to a guardian, relative, or other person deemed eligible by us if a Designated Life payee is deemed to be legally incompetent, as permitted by law.
Proof of Survival: Any Guarantee Payment is subject to evidence we receive in Good Order that the Designated Life, or at least one of the Spousal Designated Lives, as applicable is then alive. We may withhold such Guarantee Payments until we receive such evidence or evidence satisfactory to us of the life of the Designated Life or at least one of the Spousal Designated Lives, as applicable. We credit interest on such withheld Guarantee Payments at the rate required by law. Should we subsequently determine withheld Guarantee Payments are payable, we will pay the withheld Guarantee Payments and any applicable interest credited in a lump sum.
Recovery of Excess Guarantee Payments: We may recover from you or your estate any Guarantee Payments made after the death of the Designated Life or the Spousal Designated Life.
Termination of the Defined Income Benefit
The benefit and any payments to be made thereunder automatically terminate upon the first to occur of the following:

(i)	your surrender of the Annuity;

(ii)	your elective termination of the benefit after the first Benefit Year while the Account Value is greater than zero (you must wait 90 days to re-elect the benefit after you choose to terminate it);

(iii)	our receipt of Due Proof of Death of the Decedent if Lifetime Withdrawals have not begun, unless spousal continuation occurs;

(iv)	our receipt of Due Proof of Death of the Designated Life if Lifetime Withdrawals have begun on a Designated Life basis;

(v)	our receipt of Due Proof of Death of the surviving Spousal Designated Life if the Defined Income Benefit had been continued;

(vi)
we process a request to change any designation of the Annuity that either results in a violation of the "Owner, Annuitant and Beneficiary Designations" section of this prospectus, or is a change that is not permitted under our rules than in effect;

(vii)	you first allocate or transfer any portion of your Account Value to any Investment Options which are not permitted for use with the Defined Income Benefit at the time of the allocation or transfer;

(viii)
any portion of your Account Value is transferred to begin annuity payments (although if you have elected to receive the Guaranteed Income Amount in the form of annuity payments, we will continue to pay the Guaranteed Income Amount);

(ix)	the Account Value and the Guaranteed Income Amount are zero;

(x)
Guarantee Payments become payable if: a) the Designated Life is not living as of that date and Lifetime Withdrawals have begun on a Designated Life basis or b) neither of the Spousal Designated Lives are living as of that date and Lifetime Withdrawals have begun on a Spousal Designated Life basis;

(xi)	the date of death of the Designated Life if it occurs after Guarantee Payments have begun on a Designated Life basis;

(xii)	the date of death of the last surviving Spousal Designated Life if it occurs after Guarantee Payments have begun on a Spousal Designated Life basis.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date). For a Tax-Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any additional tax or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law. As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in the Defined Income Benefit through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
DESIGNATION AND OWNERSHIP REQUIREMENTS FOR THE DEFINED INCOME BENEFIT
Subject to its terms and conditions, the Defined Income Benefit provides for Lifetime Withdrawals and Guarantee Payments on either a Designated Life or a Spousal Designated Lives basis. We will issue the benefit on a Designated Life basis unless you name a Spousal Designated Life when you purchase the benefit for your Annuity. You can add or change the Spousal Designated Life before the first Lifetime Withdrawal and may be able to change the Designated Life (in the event of divorce) as described below. If you choose to change the Spousal Designated Life after the Benefit Effective Date (or a change to the Designated Life occurs as a result of divorce) and such change is allowed under our rules, the change will be effective on the Valuation Day we receive your request for the change at our Service Center in Good Order and we will provide you with acknowledgment of the change. If there is no Spousal Designated Life named at the time you begin Lifetime Withdrawals, such Withdrawals and Guarantee Payments, if any, would be available only while the Designated Life is still living. If Spousal Designated Lives are named when you begin Lifetime Withdrawals, such Withdrawals and Guarantee Payments, if any, would be available only while at least one spouse named as a Spousal Designated Life is still living.
Requirements for the Defined Income Benefit on a Designated Life basis:
Designated Life: If the Owner is a natural person, the Owner must also be the Annuitant and the Designated Life. If two Owners are named, one of the Owners must be the Annuitant and that person will also be the Designated Life. The other Owner must be the spouse of the Designated Life and, while the Owners are alive, they must be named each other’s sole primary beneficiary for the Annuity. If the Owner is an entity that we permit, the Annuitant must be the Designated Life.
If the natural person who was then identified on our records as the Designated Life dies, the Defined Income Benefit terminates as of our receipt of Due Proof of Death of the Designated Life unless the Annuity and the benefit are eligible for spousal continuation and such continuation is elected by the surviving spouse. A surviving spouse who can continue the Annuity under spousal continuation can only continue the Defined Income Benefit if Lifetime Withdrawals had not begun at the time of the death of the Designated Life. If spousal continuation is available and elected, the surviving spouse becomes the Designated Life and no further changes in the Designated Life can be made.
Requirements for the Defined Income Benefit on a Spousal Designated Life Basis:
Spousal Designated Lives: Such persons must be each other’s Spouse on the date the benefit is elected with Spousal Designated Lives or when a spouse is added to the benefit if allowed under our rules. If the Owner is a natural person, he/she must be the Annuitant, and will also be the Designated Life. The spouse of the Designated Life will be the Spousal Designated Life and the Designated Life’s sole primary Beneficiary for as long as the Designated Life is alive. If two Owners are named, one Owner must be the Annuitant and will also be the Designated Life. The other Owner must be the spouse of the Designated Life and will be the Spousal Designated Life. No additional Owners may be named. While both Owners are alive, each Owner must be designated as the other Owner’s primary Beneficiary. If the Owner is an entity that we permit, a Spousal Designated Life can only be named if the Defined Income Benefit is in effect for the Annuity and the Annuity is eligible for spousal continuation by the surviving spouse of the Annuitant under the law and our rules at the time of the Annuitant’s death. When a natural person who was then identified on our records as the Designated Life dies and a Spousal Designated Life is named, except as stated below, the surviving spouse will become the Designated Life as of the deceased spouse’s date of death. Where the surviving spouse chooses to receive the Death Benefit under the Annuity and chooses not to continue the Annuity under spousal continuation, if eligible, the surviving spouse would not become the Designated Life and, instead, the benefit would terminate. Until Lifetime Withdrawals begin, the Spousal Designated Life may be changed, subject to our acceptance.
Effect of Divorce on the Defined Income Benefit
The Defined Income Benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Spousal Designated Life upon re-marriage. When an Annuity is owned by two Owners and the divorce of the Owners results in removal of the Designated Life as an Owner, Annuitant or Beneficiary under the Annuity, the former spouse who is the joint Owner can elect to become the Designated Life under the Defined Income Benefit; however, the Guaranteed Income Amount will be determined using the applicable Spousal Designated Life Income Percentage(s) based on the age of the younger of the new Designated Life and Designated Life on the Benefit Effective Date. This change in Designated Life would become effective upon our acceptance of the form we require at our Service Center in Good Order.
In the event of the divorce of the Spousal Designated Lives, and the resulting removal of the Designated Life as an Owner, Annuitant or Beneficiary under the Annuity, the Spousal Designated Life becomes the Owner (or Annuitant if the Annuity is entity owned) and can choose to continue or terminate the Defined Income Benefit. If the benefit is continued, the new Owner (or Annuitant if entity owned) will become the Designated Life under the Defined Income Benefit; however, the Guaranteed Income Amount will be determined using the applicable Income Percentage(s) based on the younger of the Spousal Designated Lives named under the benefit immediately prior to the divorce. A new Spousal Designated Life may not be named. If the divorce occurs after the first Lifetime Withdrawal, the Guaranteed Income Amount in effect prior to the divorce does not change and Guarantee Payments will be made only until the death of the new Designated Life.
If you are considering purchase of the Defined Income Benefit to provide lifetime income for your life or the lives or you and your spouse, you should carefully consider the rules regarding the designations of the Owner, Annuitant and Beneficiary for the Annuity and for the

Defined Income Benefit when you establish or change these designations. See “Setting Up Your Annuity” previously in this prospectus for information about the roles of each of these parties in the Annuity.
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
You should note that changes in the Owner, Annuitant or Beneficiary can terminate the Defined Income Benefit. You should carefully consider whether to purchase the Defined Income Benefit if you anticipate changing the Owner/Annuitant designations after the Benefit Effective Date.
While the Defined Income Benefit is in Effect
If you have the Defined Income Benefit on a Designated Life basis, any change of the Annuitant under the Annuity will terminate the Defined Income Benefit, except as described above in cases of divorce, and the benefit cannot be re-elected unless the Annuity again meets our requirements for Owner, Annuitant and Beneficiary designations. Similarly, any change of Owner will terminate the Defined Income Benefit, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you have the Defined Income Benefit with Spousal Designated Lives, a change to the Owner or Annuitant will terminate the Defined Income Benefit in all cases, except as follows: (a) in the case of a contract with two Owners who are each other’s spouse, if one Owner dies and the surviving owner is eligible to continue the Annuity and elects to continue the Annuity and the benefit, (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner, or (c) the Owner or Annuitant for an entity-owned Annuity is changed due to divorce as described above. We permit changes of Beneficiary designations under this benefit, however, if the Beneficiary is changed, the Annuity and the benefit may not be eligible to be continued upon the first death of a Spousal Designated Life. Accordingly, the Defined Income Benefit would then terminate upon the death of the Owner (or Annuitant if the Annuity is owned by an entity).
If the Defined Income Benefit Terminates
If the Defined Income Benefit terminates, you would lose all guarantees provided by the Defined Income Benefit, and thus will lose the ability to withdraw the Guaranteed Income Amount. The Defined Income Benefit charge will no longer be included in the Insurance Charge for your Annuity after the benefit terminates. However, we will not refund any Defined Income Benefit charges previously assessed. If the Defined Income Benefit terminates, you will still have the right to annuitize the Account Value. Depending on the tax status of the annuity, you may receive tax deferral prior to annuitization.

PRUDENTIAL DYNAMIC INCOME BENEFIT
Overview
The Dynamic Income Benefit is an optional variable income benefit, which, subject to its terms, can provide periodic income withdrawals in variable amounts during your lifetime (“Designated Life”), or during your and your spouse’s lives (“Spousal Designated Lives”) as you choose at the time you begin income withdrawals. While your Account Value is greater than zero, you can allocate it to any Investment Option(s) and you bear the risk that the selected Investment Options will not provide investment performance sufficient to maintain or increase your Income Withdrawals under the benefit. If your Account Value is reduced to zero and you meet certain requirements, we will provide guaranteed payments in the amount of the then current “Annual Income Amount” until the death of the Designated Life or Spousal Designated Life, as applicable. Subject to the minimum issue age for the Dynamic Income Benefit, you may elect the benefit at the time you purchase your Annuity or at any other time while the Account Value is greater than zero and before the oldest Owner of the Annuity reaches age 86 so long as we are then offering the benefit. The Designated Life or the younger of the Spousal Designated Lives, as applicable, must be at least age 45 at the time the benefit is elected and the younger of the Spousal Designated Lives must have been at least age 45 when the benefit was elected for the Annuity even if that person does not become a designated life until a later date. The date on which the benefit is added to your Annuity is called the “Benefit Effective Date” in this prospectus and benefits are measured based on “Benefit Years”. You should note that the Benefit Year will be reset following the first Income Withdrawal and this reset operates differently depending on whether your contract is a tax-qualified contract or a non-qualified contract. The Dynamic Income Benefit has a separate charge as described below. The benefit will terminate upon specified events (see “Termination of the Benefit,” below). You can choose to terminate the benefit after the first Benefit Year. If you choose to terminate the benefit, you may not reelect it for 90 days following the termination. The Dynamic Income Benefit may be appropriate if you wish to make periodic withdrawals from your Annuity that could increase due to Income Deferral Rate additions to the Initial Income Percentage and any Account performance that exceeds the fees for the Annuity and the benefit.
The Dynamic Income Benefit provides a pre-income withdrawal phase, an income withdrawal phase, and an annuitization phase. These phases are described briefly below, and more detail and examples follow in the remainder of this section.

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Before you begin to take income withdrawals, we will add a daily amount to the percentage we use to determine your withdrawals under the benefit. Until your first Income Withdrawal, unless you make additional Purchase Payments, the percentage by which your Annual Income Amount is determined is the applicable Initial Income Percentage plus the cumulative daily accruals of the applicable Income Deferral Rate. If you make additional Purchase Payments, we used a weighted Income Percentage as described below. Assuming your Account performance is at least zero, these increases to the Initial Income Percentage increase the amount you can take as withdrawals under the benefit without negatively impacting future amounts. Also, your Account performance will increase or decrease the amount that becomes available for these withdrawals.

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In the Income Withdrawal Phase, you may withdraw up to an amount we call the “Annual Income Amount” each Benefit Year and, in any Benefit Year in which you do not take your full Annual Income Amount, the dollars not withdrawn will be available for withdrawal in subsequent Benefit Years. Any amounts carried over to subsequent Benefit Years may be referred to on Account statements and marketing material as “Unused Annual Income Amount.” The Annual Income Amount and any Unused Annual Income Amount, will vary from Benefit Year to Benefit Year based on the net performance of your Account and will be reduced proportionally by any withdrawal of Excess Income (as described below). If any withdrawal is a withdrawal of Excess Income and reduces your Account Value to zero, your Annual Income Amount would also become zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Dynamic Income Benefit.

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If Account Value falls to zero due to withdrawals that do not exceed the Annual Income Amount and any Annual Income Amount carried over from previous years, we will pay a fixed benefit each year equal to the Annual Income Amount last determined when Account Value was reduced to zero. This amount will be paid until the death of the Designated Life or surviving Spousal Designated Life, whichever occurs later. Any Annual Income Amount you carried over from prior Benefit Years will be paid to you in a lump sum and will not be included in the calculation of the fixed payment.

The Dynamic Income Benefit is subject to our rules regarding the timing and amount of withdrawals. Certain withdrawals can negatively impact the benefit or cause it to terminate. Please see below under “Impact of Non-Lifetime Withdrawals on the Annual Income Amount” and “Impact of Lifetime Withdrawals on the Annual Income Amount.”
You are not required to take Income Withdrawals while the benefit is in effect. However, your choices about when and in what amount(s) to take income can affect your Annual Income Amount. Generally, delaying income to allow for Income Deferral amounts to accumulate can provide a higher income amount; however, should you pass away before income payments begin or take only a few Income Withdrawals, you will have paid for a benefit you did not use. You should discuss when and how to use Income Withdrawals under the benefit with your Financial Professional.
The Dynamic Income Benefit’s Rate Sheet Prospectus Supplement
We disclose the Initial Income Percentages used to determine the initial Annual income Amount and any additional Annual Income Amount created by additional Purchase Payments for Annuities already in effect, as well as the Income Deferral Rates, in the Rate Sheet Prospectus Supplement. The Rate Sheet Prospectus Supplement containing rates to determine your initial Annual Income Amount is attached to the prospectus you receive at the time you purchase your Annuity. If the dates on the Rate Sheet Prospectus Supplement have expired before you purchase your Annuity, we will deliver the current Rate Sheet Prospectus Supplement to you and you should review these rates before you elect the Dynamic Income Benefit at the time you purchase the Annuity.

Please note, in order to receive the applicable Initial Income Percentages and Income Deferral Rates stated in a Rate Sheet Prospectus Supplement, your benefit election form must be signed and received by us in Good Order within the stated time period during which such rates will apply.
We may change the Initial Income Percentages and Income Deferral Rates periodically and will issue a new Rate Sheet Prospectus Supplement each time we do so. Each Rate Sheet Supplement we issue will supersede all previous Rate Sheet Supplements and the Initial Income Percentages and Income Deferral Rates therein. While the Dynamic Income Benefit is in effect for your Annuity, any Purchase Payment you make to the Annuity after it is issued will be subject to the Initial Income Percentages in effect on the Valuation Day we apply the Purchase Payment to your Annuity. You can view the current Rate Sheet Supplement with the prospectus on our website at www.prudentialannuities.com/investor/prospectuses.
How we determine your Annual Income Amount
We determine your Annual Income Amount differently depending on whether or not you have taken your first Income Withdrawal, and whether or not you have Account Value remaining. The calculations are described below, and examples of the calculations follow.
Before your first Income Withdrawal, we calculate your Annual Income Amount by multiplying your Account Value, which is then also the Income Base for the benefit, by the applicable Initial Income Percentage plus the amount of the applicable Income Deferral Rate accumulated for each day elapsed since the Benefit Effective Date, together your “Income Percentage.” (You can request an estimate of your Annual Income Amount from us. Your Annual Income Amount available on the Valuation Day of your first Income Withdrawal will be different from the estimated amount due to the additional Income Deferral Rate amounts we will add to the Initial Income Percentage each day until that first Income Withdrawal.)

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The applicable Initial Income Percentage is based on the age of the Designated Life, or the younger of the Spousal Designated Lives, on the Benefit Effective Date and, for any Additional Purchase Payments, on the Valuation Day each Additional Purchase Payment is allocated to your Annuity. If the Spousal Designated Life has been added, changed, or removed before the first Lifetime Withdrawal, we recalculate the Annual Income Amount as described here and in the Additional Purchase Payment section below based on the Designated Life or younger of the Spousal Designated Lives as of the effective date of each such addition, change, or removal.

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The applicable Income Deferral Rate Percentage is based on the age of the Designated Life or younger of the Spousal Designated Lives on the Benefit Effective Date and on each Benefit Anniversary. Unlike the Initial Income Percentage, the Income Deferral Rate will change as the measuring life ages and will apply to all Purchase Payments. Income Deferral Rate additions to your Initial Income Percentage stop once you take the first Lifetime Withdrawal.

The Initial Income Percentages and Income Deferral Rates are shown on the Schedule Supplement we will issue with the Dynamic Income Benefit rider. We also maintain a historical record of these rates in the Statement of Additional Information to this prospectus.
The Annual Income Amount will be increased due to any additional Adjusted Purchase Payments and reduced due to any Withdrawals as described in “Additional Purchase Payments” and “Impact of Withdrawals” below. (Examples of each of these adjustments to the Annual Income Amount are provided at the end of this section.)
Once you begin Income Withdrawals, on each Benefit Anniversary, we calculate your Annual Income Amount by multiplying the Income Percentage by a value we call the “Income Base.” The Income Base is used to calculate the Annual Income Amount only and does not reflect any available value in your Annuity. Before your first Income Withdrawal, the Income Base was equal to your Account Value. Once you have taken an Income Withdrawal, the Income Base will change each Valuation Day by the same percentage as your Unadjusted Account Value changed from the preceding Valuation Day, excluding the changes due to additional Purchase Payments and withdrawals. Any Unused Annual Income Amount is also adjusted by this percentage on each Benefit Anniversary. This percentage may be positive or negative.
Additional Purchase Payment(s): Generally, you may make additional Purchase Payments to your Annuity while your Account Value is greater than zero subject to our approval of total Purchase Payments greater than $1,000,000, and our right to restrict future Purchase Payments in a nondiscriminatory manner, with prior notice to you. (See "Purchasing Your Annuity-Additional Purchase Payments" previously in this prospectus for information about potential restrictions on Additional Purchase Payments.) Each additional Purchase Payment will be subject to the then currently declared Initial Income Percentages at the time the Purchase Payment is allocated to the Annuity. You should refer to the then current Rate Sheet Supplement for the Initial Income Percentages in effect at any time. You can view the current Rate Sheet Supplement with the prospectus on our website at www.prudentialannuities.com/investor/prospectuses.
When you make additional Adjusted Purchase Payments to the Annuity, the Income Percentage will be recalculated to determine a weighted Income Percentage. The recalculated Income Percentage is determined by using a weighted average of the Income Base and Income Percentage applicable immediately before the additional Adjusted Purchase Payment is allocated to the Annuity and the Income Base and Initial Income Percentage attributable to the additional Adjusted Purchase Payment as shown in the formula below.
Formula for the weighted Income Percentage due to an additional Purchase Payment = ((A x B) + (C x D)) /(A + C)
where   A = Income Base in effect immediately before we apply the additional Adjusted Purchase Payment
B = Income Percentage (including any accrued Income Deferral Rate if additional Purchase Payment made before first Income Withdrawal) in effect immediately before we apply the additional Adjusted Purchase Payment
C = Amount of the additional Adjusted Purchase Payment applied

D = Initial Income Percentage attributable to the additional Adjusted Purchase Payment based upon the rates applicable on the date we applied the Additional Adjusted Purchase Payment and the attained age of the Designated Life, or the younger of the Spousal Designated Lives, on that same date. (If one of the Spousal Designated Lives dies while the Dynamic Income Benefit is in effect, we continue to use the date of birth of the younger of the Spousal Designated Lives for purposes of determining the applicable Initial Income Percentage.)
If you have not taken your first Income Withdrawal, each Valuation Day after we apply the Additional Purchase Payment to your Annuity, we will add the daily amount of the Income Deferral Rate to this new weighted Income Percentage. For examples of the impact of additional Purchase Payments on the Income Percentage, Income Base and Annual Income Amount, please see “Examples-Impact of Additional Purchase Payments on the Income Base, Income Percentage and Annual Income Amount” below.
Withdrawal Flexibility: You are not required to take Income Withdrawals. Any portion of the Annual Income Amount not withdrawn in a Benefit Year, “Unused Annual Income Amount”, can be rolled into the next Benefit Year and becomes part of the total amount you can then withdraw in that Benefit Year without the withdrawal being Excess Income (see “Excess Income” below). Conversely, the Dynamic Income Benefit does not affect your ability to take partial withdrawals or take partial withdrawals that exceed the Annual Income Amount, although, as described below, such excess withdrawals will reduce your Annual Income Amount.
When you request a withdrawal while the Dynamic Income Benefit is in effect, we will process it as an Income Withdrawal unless you have designated it as a Non-Income Withdrawal. Also, unless you request otherwise, such Withdrawal will be taken proportionally from each Investment Option in which your Account Value is allocated. You may use the systematic withdrawal program(s) we make available to make withdrawals of the Annual Income Amount (any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit unless you instruct us otherwise). If you have Account Value allocated to the DCA MVA and do not direct us to exclude that Investment Option when we process your Income Withdrawal, the withdrawal amount will include a Market Value Adjustment, which could be positive or negative, and which could cause the total withdrawal amount to exceed your available Annual Income Amount. You should carefully consider whether to allocate to the DCA MVA if you have elected the Dynamic Income Benefit.
You decide when to begin Income Withdrawals. It is possible that you could pass away before receiving an Income Withdrawals or Benefit Payments under the Dynamic Income Benefit. However, your beneficiaries may receive a death benefit as described in this prospectus in the event of your death while Account Value remains. Please see “Death Benefit” in the prospectus. Also, if you have not begun Income Withdrawals before your death, your surviving spouse will have the option to continue the Dynamic Income Benefit provided he/she is the Annuity’s sole primary beneficiary, opts to continue the Annuity and the benefit, and meets our rules and applicable regulatory requirements for spousal continuation.
Impact of Withdrawals

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Impact of Withdrawals before your first Income Withdrawal: You may take withdrawals at any time and may designate the withdrawals as Non-Income Withdrawals. Non-Income Withdrawals, including any Required Minimum Distribution amount you designate as a Non-Income Withdrawal and any Advisory Fees, will reduce your Account Value, which is also then your Income Base, by the amount of the withdrawal. The Annual Income Amount would then be determined based on the reduced Income Base. There is no limit on the number of Non-Income Withdrawals you can take but the withdrawals are subject to the minimum Surrender Value.

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Impact of Income Withdrawals on the Annual Income Amount: Once you begin taking Income Withdrawals, any such withdrawal will reduce the remaining Annual Income Amount available during a Benefit Year by the amount of the withdrawal on a dollar-for-dollar basis in that Benefit Year but they do not change the Income Base. You may choose to withdraw any Unused Annual Income Amount before taking Income Withdrawals from the current Benefit Year’s Annual Income Amount, but you must make this request to us in Good Order or we will first reduce the Annual Income Amount for that Benefit Year. Income Withdrawals are not treated as withdrawals of Purchase Payments and are not subject to the minimum Surrender Value. Advisory Fees are not considered Income Withdrawals and do not reduce the Annual Income Amount for the current Benefit Year.

All or any portion of an Income Withdrawal that causes the total withdrawals in that Benefit Year to exceed the Annual Income Amount for that Benefit Year and any Unused Annual Income Amount, will be considered “Excess Income.” Excess Income will impact the value of the benefit, including a permanent reduction in your future withdrawals under the benefit unless the impact of Account performance is greater than the impact of the Excess Income. Each withdrawal of Excess Income proportionally reduces the Income Base by the ratio of the Excess Income amount to the Unadjusted Account Value immediately before the withdrawal of Excess Income even if a withdrawal of the remaining Annual Income Amount and then the withdrawal of Excess Income occurred in the same day or as one withdrawal request.
Generally, withdrawals made from the Annuity during a Benefit Year to meet the Required Minimum Distributions will not be treated as Excess Income if you meet the requirements outlined in the Required Minimum Distributions section of this prospectus.
For examples of the impact of Income and Non-Income Withdrawals on the Annual Income Amount, please see the section below entitled “Examples of Withdrawals Under the Dynamic Income Benefit.”
Account Value is Reduced to Zero under the Dynamic Income Benefit
Once your Account Value is reduced to zero, you may not make additional Purchase Payments to your Annuity.
When your Account Value is reduced to zero as a result of withdrawals in a Benefit Year that are less than or equal to the Annual Income Amount and any Unused Annual Income Amount, we will make an additional payment for that Benefit Year equal to any remaining Annual Income Amount for the Benefit Year and any Unused Annual Income Amount. Then, in subsequent Benefit Years we make annuity payments that equal the Annual Income

Amount in effect at the time your Account Value is reduced to zero. Unlike the payments made before your Account Value is reduced to zero, these payments, called “Benefit Payments,” are a fixed amount that is guaranteed until the benefit terminates. We will make these payments until the death of the Designated Life, the simultaneous deaths of both Spousal Designated Lives, or the death of remaining spouse who could elect and elected spousal continuation of the Annuity and the Dynamic Income Benefit, whichever occurs last.
If your Account Value is reduced to zero due a withdrawal of Excess Income (i.e., an Income Withdrawal that exceeds the Annual Income Amount and any Unused Annual Income Amount) or if you take a Non-Income Withdrawal that reduces your Account Value to zero, the Annuity and the Dynamic Income Benefit terminate and we will pay no further amounts to you.
Unless you request an alternate mode of payment we make available, we make Benefit Payments monthly beginning on the first day of the month after your Account Value goes to zero. If the monthly Benefit Payment you would receive is less than $100, we reserve the right to make Benefit Payments at different intervals, or, if permitted by law or upon your request in Good Order, we will commute any Benefit Payments due and pay you a lump sum. We commute the Guarantee Payments in a manner equivalent to commuting payments for:

•	a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s spouse when Benefit Payments would begin, or

•	a single life fixed annuity if the Designated Life is living or only one of the Spousal Designated Lives are living when Benefit Payments would begin.
We use the same basis that is used to calculate the guaranteed annuity payments in the Annuity.
In addition to the Income Withdrawal feature, the Dynamic Income Benefit also provides for annuity payments while Account Value remains. Please see the “Annuity Options - Annuity Payments under the Dynamic Income Benefit” section below for a description of annuity options that apply under the Dynamic Income Benefit.
Example of Income Deferral Rate addition to Initial Income Percentage before first Income Withdrawal
The values shown here are purely hypothetical, and do not reflect the charges for the Dynamic Income Benefit or any other fees and charges under the Annuity. We assume the following:

•	The Dynamic Income Benefit is elected on June 15, the Owner is the Designated Life and age 65.

•	The Initial Income Percentage and Income Deferral Rate then in effect corresponding to an age 65, Designated Life benefit are 4.00%, and 0.20%, respectively

•	The Account Value at benefit election is $100,000 therefore the Income Base is also $100,000

•	On December 15 of the first Benefit Year, the Account Value has grown to $106,000 from positive investment performance. No Income Withdrawals have been requested so the Income Base is also $106,000.

•	The Income Deferral Rate corresponding to a Designated Life at age 65 is 0.20%.
The Annual Income Amount on December 15 would be $4,346 determined by multiplying the Income Percentage of 4.10% by $106,000. The Income Percentage of 4.10% = 4.00% + [0.20% * (183 days / 365 days)]. The daily amount of the Income Deferral Rate will change on the Benefit Anniversary on which the Owner’s attained age enters the next rate level unless Income Withdrawals have begun.
Example of Withdrawals Under the Dynamic Income Benefit
Examples of dollar-for-dollar and proportional reductions are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Dynamic Income Benefit or any other fees and charges under the Annuity.
Example - Non-Income Withdrawal (dollar-for-dollar reduction) to Income Base
This example is purely hypothetical and does not include the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the dollar-for-dollar reduction to the Income Base due to a Non-Income Withdrawal under this benefit. Assume the following:

•	The Benefit Effective Date is November 1st

•	On October 3rd of the following calendar year, the Account Value is $120,000, and, since Income Withdrawals have not yet begun, the Income Base is the same as Account Value so it is also $120,000.

•	Also, on that same October 3rd, a $15,000 Non-Income Withdrawal is taken from the Annuity.
Non-Income withdrawals reduce the Income Base by the amount of the withdrawal so the Income Base after the Non-Income Withdrawal is $105,000 ($120,000-$15,000).
Now we assume the following for the next two examples:

•	A new Benefit Year begins on November 1st

•	On October 24th of the following calendar year, a $2,500 Income Withdrawal is taken from the Annuity

•	On October 29th of the same year, a $5,000 withdrawal including Excess Income is taken from the Annuity
Example of Dollar-for-Dollar Reductions
On October 24th, the remaining Annual Income Amount is $6,000 and Unused Annual Income Amount is $0. When $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Benefit Year (up to and including October 31st) is $3,500. This is the result of a dollar-for-dollar reduction of the remaining Annual Income Amount by withdrawals that do not exceed the remaining Annual Income Amount plus any Unused Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, when an Income Withdrawal of $5,000 is taken on October 29th, the Account Value immediately prior to this withdrawal is $118,000 and the Income Base is $130,000. The first $3,500 of this withdrawal reduces the remaining Annual Income Amount for that Benefit Year to $0. The remaining withdrawal amount of $1,500 is Excess Income and proportionally reduces the Income Base by the ratio of the Excess Income to the Account Value before the withdrawal of Excess Income. This reduction in Income Base will impact the Annual Income Amount in future Annuity Years. (Note that if there are other future withdrawals in that Benefit Year, each would result in another proportional reduction to the Income Base).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Income Base before Lifetime Withdrawal	$130,000.00
Less amount of Annual Income Amount remaining	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Proportional Reduction to Income Base	1.31%
Income Base after Excess Income	$128,296.94
When determining whether your withdrawal has exceeded the Annual Income Amount, we will include the amount of any applicable tax withholding. Accordingly, when you request a withdrawal amount and this amount is subject to tax withholding, the full amount distributed to you (e.g., the amount you request, plus the applicable withholding amount) will be considered against your available Annual Income Amount.
Examples-Impact of Additional Purchase Payments on the Income Base, Income Percentage and Annual Income Amount
Examples of the impact of additional Purchase Payment on the Income Base and Annual Income Amount are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Dynamic Income Benefit or any other fees and charges under the Annuity. We assume the following for the example:

•	The Benefit Effective Date is September 9th

•	On March 9th of the following calendar year the Income Percentage is 5.00%, the Income Base is $100,000, and an additional Purchase Payment of $25,000 is made to the Annuity.

•	The Initial Income Percentage attributable to the additional Purchase Payment based on the attained age of the Designated Life is 4.00%.

•	There is one Designated Life named
Example of Income Base Increase due to Additional Purchase Payment
The additional Purchase Payment of $25,000 is applied to the Annuity as of March 9th and increases the Income Base to $125,000 as of March 9th ($100,000 + $25,000 = $125,000).
Example of Change to the Income Percentage due to Additional Purchase Payment
Continuing the previous example, as noted above, the Income Percentage prior to the additional Purchase Payment is 5.00%, which includes the accumulated amount of the Income Deferral Rate, and the Initial Income Percentage attributable to the additional Purchase Payment is 4.00%. The new Income Percentage after the additional Purchase Payment is $4.80%. This is the result of taking the weighted average of the two Income Percentages: ((5% * $100,000) + (4% * $25,000)) / $125,000 = 4.8%).
Here is the calculation:

Income Base before additional Purchase Payment	$100,000.00
Income Percentage before additional Purchase Payment	5.00%

Additional Purchase Payment	$25,000.00
Initial Income Percentage attributable to additional Purchase Payment	4.00%

New Income Base	$125,000.00
New Income Percentage	4.80%
Example of Increase to the estimated Annual Income Amount due to Additional Purchase Payment

Continuing the previous example, the estimated Annual Income Amount prior to the additional Purchase Payment is $5,000 (5% of $100,000 = $5,000 of estimated Annual Income Amount). Following the application of the additional Purchase Payment, the new Income Base is $125,000 and the new Income Percentage is 4.8%. The new estimated Annual Income Amount available for withdrawal is increased to $6,000. This is the result of applying the new Income Percentage to the new Income Base (4.8% * 125,000 = $6,000).
Examples of changes to the Income Base and Annual Income Amount due to change in Unadjusted Account Value
As described above, after your first Income Withdrawal, the Income Base will change each Valuation Day by the same percentage as your Unadjusted Account Value changed from preceding Valuation Day, excluding the changes due to additional Purchase Payments and withdrawals. This percentage may be positive or negative. The following examples show changes to the Income Base due to the daily net Account performance and then how the Income Base on the Benefit Anniversary determines that Benefit Year’s Annual Income Amount. Any unused Annual Income Amount is adjusted on each Benefit Anniversary by the percentage change in the Income Base over the prior Benefit Year, excluding increases in the Income Base due to additional Purchase Payments.
Example of Change to Income Base after Income Withdrawals Have Started
On the Benefit Anniversary the unadjusted Account Value is $100,000.00, the Income Base is $125,000.00, the Income Percentage is 4.80%. This results in an Annual Income Amount for the Benefit Year of $6,000.00. On the Valuation Day after the Benefit Anniversary no withdrawals are taken, no additional purchase payments are made, and the unadjusted Account Value has increased to $102,500. This 2.5% increase to the unadjusted Account Value causes the Income Base to increase to $128,125.00 and the Annual Income Amount remains $6,000.00 for the current Benefit Year. On the following Valuation Day, no withdrawals are taken, no additional purchase payments are made, and the unadjusted Account Value has decreased to $101,475.00. This 1.0% decrease to unadjusted Account Value causes the Income Base to decrease to $126,843.75 and the Annual Income Amount remains $6,000.00 for the current Benefit Year.

	Unadjusted Account Value	Income Base	Annual Income Amount
Benefit Anniversary	$100,000.00	$125,000.00	$6,000.00
Next Valuation Day	$102,500.00	$128,125.00	$6,000.00
Next Valuation Day	$101,475.00	$126,843.75	$6,000.00
The following examples demonstrate the impact of an increase to the Income Base, and a corresponding increase to the Annual Income Amount and a decrease to the Income Base and a corresponding decrease to the Annual Income Amount. For simplicity, these examples reflect a full year of hypothetical change in Unadjusted Account Value.
Example of Increase to Income Base and Annual Income Amount from positive change in Unadjusted Account Value
The Income Base on the prior Benefit Anniversary was $125,000.00 and the Income Percentage is 4.80%. This resulted in the Annual Income Amount for the prior Benefit Year of $6,000.00. As of current Benefit Anniversary, the Income Base has increased and is now $130,000.00 resulting in an Annual Income Amount of $6,240.00 for the current Benefit Year.

Income Percentage	4.80%

Income Base on prior Benefit Anniversary	$125,000.00
Annual Income Amount for prior Benefit Year	$6,000.00

Income Base on current Benefit Anniversary	$130,000.00
Annual Income Amount for current Benefit Year	$6,240.00
Example of Decrease to Income Base and Annual Income Amount from negative change in Unadjusted Account Value
The Income Base on the prior Benefit Anniversary was $130,000.00 and the Income Percentage is 4.80%. This resulted in the Annual Income Amount for the prior Benefit Year of $6,240.00. As of current Benefit Anniversary, the Income Base has decreased and is now $125,000.00 resulting in an Annual Income Amount of $6,000.00 for the current Benefit Year.

Income Percentage	4.80%

Income Base on prior Benefit Anniversary	$130,000.00
Annual Income Amount for prior Benefit Year	$6,240.00

Income Base on current Benefit Anniversary	$125,000.00
Annual Income Amount for current Benefit Year	$6,000.00

Other Important Considerations

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You should carefully consider when to begin taking Income Withdrawals. If you begin taking withdrawals shortly after the Benefit Effective Date, you may maximize the time during which you may take Income Withdrawals but may limit your ability to take advantage of the opportunity to increase your future Income Percentage by the Income Deferral Rate. You should discuss with your financial professional or investment advisor when it may be appropriate for you to begin taking Income Withdrawals.

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The current annualized charge for the Dynamic Income Benefit is 0.40% assessed quarterly based on your Account Value on the Valuation Day immediately preceding the date of the charge. The charge will be taken from each variable Investment Option in which you have Account Value in proportion to the amount of Account Value in each Investment Option. You will begin paying this charge on the Benefit Effective Date even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. If you terminate the Dynamic Income Benefit, we will deduct the amount of the charge for the period elapsed since the charge was last taken from your Account Value. After the third anniversary of the Benefit Effective Date, we may increase the charge for the Dynamic Income Benefit. You will have an opportunity to “opt out” of any charge increase subject to certain conditions. If you decide to “opt out” of the charge increase, your Income Percentage will be reduced by 5% as of the next anniversary of the Benefit Effective Date. Please see “Fees, Charges and Deductions” earlier in this prospectus for more information on the “opt out” process.

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Currently, you may allocate to any of the Investment Options when the benefit is in effect. We will notify you in advance of any change in the ability to allocate to the Investment Options when the benefit is in effect. In the event of any change, we may not allow additional allocation to Investment Options that are no longer permitted after the effective date of the change; however, we will not require you to reallocate your Account Value in accordance with our changed requirements. If you elect this benefit after your Annuity is issued, or terminate and later re-elect this benefit, you may be required to reallocate to the Sub-accounts we are then offering with the benefit.

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If Sub-account allocation requirements apply while the benefit is in effect, your Account Value will remain in the required Sub-accounts after termination of the benefit until you instruct us otherwise.

•	Any death benefit under the Annuity will terminate if your Account Value is reduced to zero by withdrawals taken under the Dynamic Income Benefit.
Facility of Payment: We reserve the right, in settlement of full liability, to make Benefit Payments to a guardian, relative, or other person deemed eligible by us if a Designated Life payee is deemed to be legally incompetent, as permitted by law.
Proof of Survival: Any Benefit Payment is subject to evidence we receive in Good Order that the Designated Life, or at least one of the Spousal Designated Lives, as applicable is then alive. We may withhold such Benefit Payments until we receive such evidence or evidence satisfactory to us of the life of the Designated Life or at least one of the Spousal Designated Lives, as applicable. We credit interest on such withheld Benefit Payments at the rate required by law. Should we subsequently determine withheld Benefit Payments are payable, we will pay the withheld Benefit Payments and any applicable interest credited in a lump sum.
Recovery of Excess Benefit Payments: We may recover from you or your estate any Benefit Payments made after the death of the Designated Life or the Spousal Designated Life.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date). For a Tax-Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any additional tax or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law. As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in the Defined Income Benefit through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
DESIGNATION AND OWNERSHIP REQUIREMENTS FOR THE DYNAMIC INCOME BENEFIT
Subject to its terms and conditions, the Dynamic Income Benefit provides for Income Withdrawals and Benefit Payments on either a Designated Life or a Spousal Designated Lives basis. We will issue the benefit on a Designated Life basis unless you name a Spousal Designated Life when you purchase the benefit for your Annuity. You can add or change the Spousal Designated Life before the first Income Withdrawal and may be able to change the Designated Life (in the event of divorce) as described below. If you choose to change the Spousal Designated Life after the Benefit Effective Date (or a change to the Designated Life occurs as a result of divorce) and such change is allowed under our rules, the change will be effective on the Valuation Day we receive your request for the change at our Service Center in Good Order and we will provide you with acknowledgment of the change. If there is no Spousal Designated Life named at the time you begin Income Withdrawals, such Withdrawals and Benefit Payments, if any, would be available only while the Designated Life is still living. If Spousal Designated Lives are named when you begin Income Withdrawals, such Withdrawals and Benefit Payments, if any, would be available only while at least one spouse named as a Spousal Designated Life is still living.
Requirements for the Dynamic Income Benefit on a Designated Life basis:
Designated Life: If the Owner is a natural person, the Owner must also be the Annuitant and the Designated Life. If two Owners are named, one of the Owners must be the Annuitant and that person will also be the Designated Life. The other Owner must be the spouse of the Designated Life and, while the Owners are alive, they must be named each other’s sole primary beneficiary for the Annuity. If the Owner is an entity that we permit, the Annuitant must be the Designated Life.
If the natural person who was then identified on our records as the Designated Life dies, the Dynamic Income Benefit terminates as of our receipt of Due Proof of Death of the Designated Life unless the Annuity and the benefit are eligible for spousal continuation and such continuation is elected by the surviving spouse. A surviving spouse who can continue the Annuity under spousal continuation can only continue the Dynamic Income Benefit if Income Withdrawals had not begun at the time of the death of the Designated Life. If spousal continuation is available and elected, the surviving spouse becomes the Designated Life and no further changes in the Designated Life can be made.
Requirements for the Dynamic Income Benefit on a Spousal Designated Life Basis:
Spousal Designated Lives: Such persons must be each other’s Spouse on the date the benefit is elected with Spousal Designated Lives or when a spouse is added to the benefit if allowed under our rules. If the Owner is a natural person, he/she must be the Annuitant, and will also be the Designated Life. The spouse of the Designated Life will be the Spousal Designated Life and the Designated Life’s sole primary Beneficiary for as long as the Designated Life is alive. If two Owners are named, one Owner must be the Annuitant and will also be the Designated Life. The other Owner must be the spouse of the Designated Life and will be the Spousal Designated Life. No additional Owners may be named. While both Owners are alive, each Owner must be designated as the other Owner’s primary Beneficiary. If the Owner is an entity that we permit, a Spousal Designated Life can only be named if the Dynamic Income Benefit is in effect for the Annuity and the Annuity is eligible for spousal continuation by the surviving spouse of the Annuitant under the law and our rules at the time of the Annuitant’s death. When a natural person who was then identified on our records as the Designated Life dies and a Spousal Designated Life is named, except as stated below, the surviving spouse will become the Designated Life as of the deceased spouse’s date of death. Where the surviving spouse chooses to receive the Death Benefit under the Annuity and chooses not to continue the Annuity under spousal continuation, if eligible, the surviving spouse would not become the Designated Life and, instead, the benefit would terminate. Until Income Withdrawals begin, the Spousal Designated Life may be changed, subject to our acceptance.
Effect of Divorce on the Dynamic Income Benefit
The Dynamic Income Benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Spousal Designated Life upon re-marriage. When an Annuity is owned by two Owners and the divorce of the Owners results in removal of the Designated Life as an Owner, Annuitant or Beneficiary under the Annuity, the former spouse who is the joint Owner can elect to become the Designated Life under the Dynamic Income Benefit; however, the Annual Income Amount will be determined using the applicable Spousal Designated Life Income Percentage(s) based on the age of the younger of the new Designated Life and Designated Life on the Benefit Effective Date. This change in Designated Life would become effective upon our acceptance of the form we require at our Service Center in Good Order.
In the event of the divorce of the Spousal Designated Lives, and the resulting removal of the Designated Life as an Owner, Annuitant or Beneficiary under the Annuity, the Spousal Designated Life becomes the Owner (or Annuitant if the Annuity is entity owned) and can choose to continue or terminate the Dynamic Income Benefit. If the benefit is continued, the new Owner (or Annuitant if entity owned) will become the Designated Life under the Dynamic Income Benefit; however, the Annual Income Amount will be determined using the applicable Income Percentage(s) based on the younger of the Spousal Designated Lives named under the benefit immediately prior to the divorce. A new Spousal Designated Life may not be named. If the divorce occurs after the first Income Withdrawal, the Annual Income Amount in effect prior to the divorce does not change as a result of the change in Designated Life alone and any Benefit Payments will be made only until the death of the new Designated Life.
You should carefully consider the rules regarding the designations of the Owner, Annuitant and Beneficiary for the Annuity and for the Dynamic Income Benefit when you establish or change these designations. See “Setting Up Your Annuity” previously in this prospectus for information about the roles of each of these parties in the Annuity.
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
You should note that changes in the Owner, Annuitant or Beneficiary can terminate the Dynamic Income Benefit. You should carefully consider whether to purchase the Dynamic Income Benefit if you anticipate changing the Owner/Annuitant designations after the Benefit Effective Date.
While the Dynamic Income Benefit is in Effect
If you have the Dynamic Income Benefit on a Designated Life basis, any change of the Annuitant under the Annuity will terminate the benefit, except as described above in cases of divorce, and the benefit cannot be re-elected unless the Annuity again meets our requirements for Owner, Annuitant and Beneficiary designations. Similarly, any change of Owner will terminate the Dynamic Income Benefit, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you have the Dynamic Income Benefit with Spousal Designated Lives, a change to the Owner or Annuitant will terminate the Dynamic Income Benefit in all cases, except as follows: (a) in the case of a contract with two Owners who are each other’s spouse, if one Owner dies and the surviving owner is eligible to continue the Annuity and elects to continue the Annuity and the benefit, (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner, or (c) the Owner or Annuitant for an entity-owned Annuity is changed due to divorce as described above. We permit changes of Beneficiary designations under this benefit, however, if the Beneficiary is changed, the Annuity and the benefit may not be eligible to be continued upon the first death of a Spousal Designated Life. Accordingly, the Dynamic Income Benefit would then terminate upon the death of the Owner (or Annuitant if the Annuity is owned by an entity).

Termination of the Dynamic Income Benefit
You may terminate the benefit at any time after the first Benefit Year upon notification to us in Good Order. The rider and its benefits will also terminate on the first to occur of the following events:

(i)	the date we receive your request for full surrender of the Annuity at our Service Office in Good Order;

(ii)	the date we receive Due Proof of Death of the Decedent if Income Withdrawals have not begun, unless Spousal Continuation occurs;

(iii)	the date we receive Due Proof of Death of the Designated Life if Income Withdrawals have begun on a Designated Life basis;

(iv)	the date we receive Due Proof of Death of the surviving Spousal Designated Life if the Rider was spousally continued;

(v)	the date we receive Due Proof of Death of an Owner who is not a Designated Life or Spousal Designated Life;

(vi)
the date we process a request to change any designation of the Annuity that either results in a violation of the “Owner, Annuitant and Beneficiary Designations” section of this Rider or the Annuity, or is a change that is not permitted under our rules then in effect;

(vii)	the date you first allocate or transfer any portion of your Unadjusted Account Value to any Investment Options to which you are not permitted at the time of the allocation or transfer;

(viii)	the date any portion of your Unadjusted Account Value is transferred to begin annuity payments;

(ix)	the date each of the Unadjusted Account Value and the Income Base is zero;

(x)
the date of death of the Designated Life if it occurs after Benefit Payments have begun on a Designated Life basis or the date of death of the last surviving Spousal Designated Life if it occurs after Benefit Payments have begun on a Spousal Designated Life basis.

If the Dynamic Income Benefit Terminates
If the Dynamic Income Benefit terminates, you would lose the ability to withdraw the Annual Income Amount and the potential to receive Benefit Payments if your Account Value was reduced to zero under the terms of the rider. The Dynamic Income Benefit charge will no longer be applied to your Annuity after the benefit terminates. However, we will not refund any Dynamic Income Benefit charges previously assessed and if you choose to terminate the benefit. If the Dynamic Income Benefit terminates, you will still have the right to annuitize the Account Value. Depending on the tax status of the annuity, you may receive tax deferral prior to annuitization.

DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant or Joint Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the grantors are designated as Joint Annuitants for the Annuity. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Insurance Charge and any charges for any optional benefits and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries.
We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of all eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the PSF Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the PSF Government Money Market Sub-account, the amount of the Death Benefit may be impacted by the Insurance Charge and charges for any optional benefits and may be subject to Sub-account fluctuations.
No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero (which can happen if, for example, you are taking Excess Withdrawals under the Defined Income Benefit or the Dynamic Income Benefit).
The Annuity offers an optional death benefit, the Return of Adjusted Purchase Payment Death Benefit, that can be purchased for an additional charge. See “Optional Death Benefit-Charge for Return of Adjusted Purchase Payment Death Benefit” below for further information. Notwithstanding any additional protection provided under the optional death benefit, the additional cost will be reflected in the value of the Sub-accounts thereby reducing your Account Value.
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the basic Death Benefit, which is the Account Value on the date we receive Due Proof of Death even if you have paid for the optional death benefit.
Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.
BASIC DEATH BENEFIT
The Annuity provides a death benefit at no additional charge. The amount of the death benefit, referred to as the "basic death benefit" in the Annuity, is your Account Value on the date we receive Due Proof of Death.
OPTIONAL DEATH BENEFIT-Return of Adjusted Purchase Payments Death Benefit
For an additional charge, the Annuity provides an optional death benefit called the Return of Adjusted Purchase Payments Death Benefit. This optional death benefit may only be elected at the time you purchase the Annuity or within the first 30 days following the Issue Date, or, when the Annuity is continued under spousal continuation, within the first 30 days following the date the spouse becomes the Owner of the Annuity. Once elected, you cannot elect to cancel the benefit; however, the benefit may terminate under certain circumstances, including if certain changes are made to the Owner or Annuitant. Please see “Termination of the Optional Death Benefit” below.
Calculation of the Return of Adjusted Purchase Payments Death Benefit Amount
The amount of the death benefit under the Return of Adjusted Purchase Payments Benefit is equal to the greater of:

(a)	the basic death benefit described above, which is the Account Value on the date we receive Due Proof of Death; and

(b)
the sum of all Adjusted Purchase Payments you have made since the Issue Date until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal.

Termination of the Optional Death Benefit
The Optional Return of Purchase Payments Death Benefit can terminate and cannot be re-elected. In the event of such a termination, if a Death Benefit is then available under the terms of the Annuity, the basic Death Benefit will apply.
The Optional Return of Purchase Payments Death Benefit will terminate upon the first to occur of the following events:

(i)	we determine the Annuity’s Death Benefit upon death of the decedent, unless the Annuity continues through Spousal Continuation;

(ii)
we process a request to change the Owner(s) (or Annuitant, if an entity is the Owner) more than 60 days after the Benefit Effective Date that changes the decedent, other than when the Annuity is jointly owned and one of the Owners remains the Owner;

(iii)	we process an assignment of the Annuity;

(iv)	you begin Annuity Payments or reach the Annuity Date when the Annuity has Account Value;

(v)	we receive your request for full surrender, or the Annuity otherwise terminates;

(vi)	your Account Value reduces to zero;

(vii)	you first allocate or transfer any portion of your Account Value to any Investment Options to which you are not permitted to electively allocate or transfer Account Value.
SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death benefit becoming payable, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. Any such election is subject to our rules and applicable law. If an Annuity that had the Return of Adjusted Purchase Payments Death Benefit in effect is continued by the surviving spouse, the Unadjusted Account Value will be set at the Return of Adjusted Purchase Payments Amount calculated as described above. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts in which there is Account Value in accordance with the proportion of investment in each Sub-account to which investment is then permitted.
If the Annuity is continued by the surviving spouse, the new Owner may continue or elect to add the Return of Adjusted Purchase Payments Death Benefit on the Annuity if we are then continuing to offer that optional death benefit for new or continued contracts and the new Owner has not reached the maximum issue age. The charge applicable to the Return of Adjusted Purchase Payment Benefit in this case will be the then current charge which may be different from the charge that applied when the Return of Adjusted Purchase Payments Death Benefit was first elected for the Annuity.
Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date at the time of spousal continuation. However, upon such a spousal continuance, annuity payments would begin immediately.
See “Managing Your Annuity-Spousal Designations” for information regarding a same sex surviving spouse’s ability to continue ownership of the Annuity. Please consult your tax or legal advisor for more information.
Your Annuity may only be continued under the spousal continuation provision once.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “five-year deadline”); or

▪
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed as a lump sum payment or as a series of required distributions as permitted by then current applicable regulations and the death benefit distribution options we provide at the time the Death Benefit becomes payable.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named an eligible designated Beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

▪
If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.

▪
If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31 st of the year following the year of death, or December 31 st of the year in which you would have reached age 70  1 / 2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date), whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

▪
If you die before a designated Beneficiary is named, the Death Benefit must be paid out by the Qualified Five-Year Deadline For Annuities. Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31 st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

For deaths occurring before 2020 and for more information on the impact of the SECURE Act, see the “Tax Considerations” section.
A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See “Tax Considerations” and consult your tax adviser.

VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for (1) the Insurance Charge, (2) the Defined Income Benefit optional living benefit and/or the Return of Adjusted Purchase Payment Death Benefit if in effect for your Annuity, and (3) the Fund Access Charge, if you have amounts allocated to the Sub-accounts for which we impose that charge. See "Investment Options-Fund Access Charge" for a list of those Sub-accounts.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, the charges for any optional living benefits and any optional death benefits, and the Fund Access Charge. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment and any additional purchase payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus. With respect to your additional Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Automatic Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Guaranteed Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions.”
Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any death benefit claims from the separate account within 7 days of our receipt of your request in Good Order at our Service Office.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner.  Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable.  Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to Pruco Life Insurance Company by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to an additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments

If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments , surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:

▪	the amount is paid on or after you reach age 59½;

▪	the amount is paid on or after the death of you (or the death of the Annuitant when the owner is not an individual);

▪	the amount received is attributable to your becoming disabled (as defined in the Code);

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or

▪
the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date.

Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪
Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

▪
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2020 the contribution limit is $6,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. Beginning in 2020, there is no longer an age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

▪
The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

▪
The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70½ after such date); and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal additional tax described below;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪
If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $57,000 in 2020 , or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2020, this limit is $285,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $19,500 in 2020 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,500 in 2020 . These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

▪
“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪
If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax ).
The Code also permits the recharacterization of amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $19,500 in 2020. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,500 in 2020. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date ) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1)  the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2)  the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by t he Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)). The post-death distribution requirements under prior law continue to apply in certain circumstances.

•
Prior law. Under prior law, if an employee under an employer sponsored plan or IRA owner dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

•
The new law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed by December 31 st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies.  A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner.  An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.  An individual’s status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death ( i.e. , a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
The new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. However, under the new law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

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Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

▪	For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Same Sex Marriages, Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

OTHER INFORMATION
PRUCO LIFE AND THE SEPARATE ACCOUNT
Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Guaranteed Income Amount) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our internet address is www.prudentialannuities.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2019 , non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪	combine the Separate Account with other separate accounts;

▪	deregister the Separate Account under the Investment Company Act of 1940;

▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪	make any changes required by federal or state laws with respect to annuity contracts; and

▪	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.
With the DCA MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. The separate account for the DCA MVA Options is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.30% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2019, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $25,000.00 to $836,969.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, and Automatic Rebalancing in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means. Beginning on January 1, 2021, paper copies of the annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity offered through this prospectus. PAD acts as the distributor of other annuity and life insurance products issued by Pruco Life and certain of its affiliates, and the AST and PSF Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484.
PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). PAD's affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuity to Firms. Because the Annuity offered through this prospectus is an insurance product as well as a security, all registered representatives who sell the Annuities are also appointed as insurance agents of Pruco Life.
No commissions are paid to Firms on sales of the Annuity. However, Firms or their representatives may charge you an investment advisory or similar fee under an agreement you have with the Firm in connection with investment advice they provide that includes advice about this Annuity. Neither Pruco Life nor PAD are a party to or have responsibility for the agreement you have for such investment advice. Firms providing such advisory services are acting solely on your behalf. Neither Pruco Life nor PAD offer advice to you regarding how your Account Value should be allocated. Neither Pruco Life nor PAD is responsible for any investment advice provided to you by a Firm or its representatives nor do either endorse or make any representations as to the Firms’ or their representatives’ qualifications.
The Firm or its representatives determine the amount of the advisory fee that will be charged, and this amount will vary from Firm to Firm. You pay the Firm or your investment advisor directly for these services and the contract does not allow your investment advisor to take the investment advisory fee from the Annuity other than through withdrawals. See “Authorization of a Third Party Investment Advisor To Manage My Account” earlier in this prospectus for information about our requirements for allowing investment advisors to request withdrawals and important information about the effects of withdrawals on the Annuity.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as occasional meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2019) received compensation with respect to our annuity business generally during 2019 (or as to which a payment amount was accrued during 2019). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2019 retrospective depiction. During 2019, non-cash compensation received by Firms and Entities ranged from $1.00 to $433,912.73. During 2019, cash compensation received by Firms ranged from $1.10 to $18,272,777.70.
All of the Firms and Entities listed below received non-cash compensation during 2019. In addition, Firms in bold also received cash compensation during 2019.

1st Global Capital Corp.	FSC Securities Corp.	People's Securities
Acorn Financial Corporation	Garden State Securities, Inc.	Pinnancle Investments, LLC
Advisor Group	Geneos Wealth Management, Inc.	PlanMember Securities Corp.
Aegon Transamerica	Goldman Sachs & Co.	PNC Investments, LLC
ALHA	Gradient Securities, LLC	Presidential Brokerage
Allianz	Guardian	Principal Financial Services, Inc.
Allen & Company of Florida, Inc.	GWN Securities, Inc.	ProEquities
Allstate Financial Srvcs, LLC	H. Beck, Inc.	Prospera Financial Services, Inc.
AMERICAN PORTFOLIO FIN SV CS INC	H.D. Vest Investment	Prudential Annuities
Ameritas Investment Corp.	Hantz Financial Services,Inc.	Purshe Kaplan Sterling Investments
AON	Harbour Investment, Inc.	Raymond James Financial Svcs
AQR Capital Management	Hornor, Townsend & Kent, Inc.	RBC CAPITAL MARKETS CORPORATION
Arete Wealth Management	HSBC	RNR Securities, L.L.C.
AXA Advisors, LLC	Independent Financial Grp, LLC	Robert W. Baird & Co., Inc.
BBVA Securities, Inc.	Infinex Financial Group	Royal Alliance Associates
Ballew Investments	Investacorp	SAGEPOINT FINANCIAL, INC.
BB&T Investment Services, Inc.	J.J.B. Hilliard Lyons, Inc.	Scott & Stringfellow
BCG Securities, Inc.	J.P. Morgan	Securian Financial Svcs, Inc.
Berthel Fisher & Company	J.W. Cole Financial, Inc.	Securities America, Inc.
BFT Financial Group, LLC	Janney Montgomery Scott, LLC.	Securities Service Network
BlackRock Financial Management Inc.	Jennison Associates, LLC	Sigma Financial Corporation
Cadaret, Grant & Co., Inc.	Kestra Financial, Inc.	SA Stone Wealth Management
Calton & Associates, Inc	KEY INVESTMENT SERVICES LLC	Stifel Nicolaus & Co.
Cambridge Investment Research, Inc.	KMS Financial Services, Inc.	STRATEGIC FIN ALLIANCE INC
CAPE SECURITIES, INC.	Kovack Securities, Inc.	Sunbelt Securities, Inc.
Capital Analysts	Legg Mason	SunTrust Investment Services, Inc.
Capital Financial Services	Lincoln Financial Advisors	SWBC Investment Services
Capital Investment Group, Inc.	Lincoln Financial Securities Corporation	T. Rowe Price Group, Inc.
Cary Street Partners	Lincoln Investment Planning	TFS Securities, Inc.
Centaurus Financial, Inc.	Lion Street	The Ayco Company, LP.
Cetera Advisor Network LLC	LPL Financial Corporation	The Investment Center
CFD Investments, Inc.	M&T Securities	The O.N. Equity Sales Co.
Chesapeake Brokerage, LLC.	M Holdings Securities, Inc	The Prudential Insurance Company of America
Citigroup Global Markets Inc.	Merrill Lynch, P,F,S	TransAmerica Financial Advisors, Inc.
Citizens Securities, Inc.	Mercer Allied Company L.P.	Triad Advisors, Inc.
COMERICA SECURITIES, INC.	MML Investors Services, Inc.	UBS Financial Services, Inc.
Commonwealth Financial Network	Money Concepts Capital Corp.	Umpqua Investments
Comprehensive Asset Management	Morgan Stanley Smith Barney	United Planners Fin. Serv.
Crown Capital Securities, L.P.	Mutual of Omaha Bank	US Bank
Crump	National Securities Corp.	VOYA Financial Advisors
CUNA Brokerage Svcs, Inc.	New York Life Insurance Company	WADDELL & REED INC.
CUSO Financial Services, L.P.	Newbridge Securities Corp.	Wellington Asset Mgt.
David Lerner and Associates	Next Financial Group, Inc.	Wells Fargo Advisors LLC
Edward Jones & Co.	North Ridge Securities Corp.	WELLS FARGO ADVISORS LLC - WEALTH
Equity Services, Inc.	OneAmerica Securities, Inc.	Wells Fargo Investments LLC
Fidelity Investments	OPPENHEIMER & CO, INC.	Woodbury Financial Services
FTB Advisors, Inc.	Packerland Brokerage Svcs,Inc	World Equity Group, Inc.
Fortune Financial Services, Inc.	Park Avenue Securities, LLC
Founders Financial Securities, LLC	Parkland Securities

The Firms listed below received cash compensation during 2019 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
WATERSTONE FINANCIAL GROUP INC
Wells Fargo Investments LLC
While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information. The financial statements of the Separate Account include information about all contracts offered through the Separate Account. The financial statements of Pruco Life should be considered only as bearing on the Company’s ability to meet its contractual obligations under the contract and do not bear on the future investment experience of the assets held in the Separate Account.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

▪	Company

▪	Experts

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Cyber Security Risks

▪	Determination of Accumulation Unit Values

▪	Financial Statements
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudentialannuities.com
Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A - ACCUMULATION UNIT VALUES
The following tables show the accumulation Unit Values and the number of outstanding units for variable investment options available under the Annuity during the period on the last business day of the periods shown. The Unit Values and number of units outstanding are for Annuities under the Separate Account with the same daily asset charge which may include other annuities offered. This information reflects Sub-Account names as of December 31, 2019. Please refer to the Investment Options section of the prospectus for information on name changes.

MY ROCK ADVISOR
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.25%) (M&E Level 2)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99979	$10.10049	0
AST PIMCO Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99979	$10.10048	0
AST Prudential Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99979	$10.17042	0
AST T. Rowe Price Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99979	$10.12046	0
AST Western Asset Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99979	$10.10049	0
PSF Government Money Market Portfolio
08/19/2019 to 12/31/2019	$10.00137	$10.05015	0
*Denotes the start date of these sub-accounts

MY ROCK ADVISOR
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With Return of Purchase Payments Death Benefit and Defined Income Benefit (1.15%) (M&E Level 2)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99905	$10.06617	0
AST PIMCO Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99905	$10.06618	0
AST Prudential Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99905	$10.13591	0
AST T. Rowe Price Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99905	$10.08611	0
AST Western Asset Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99905	$10.06620	0
PSF Government Money Market Portfolio
08/19/2019 to 12/31/2019	$10.00062	$10.01604	0
*Denotes the start date of these sub-accounts

MY ROCK ADVISOR
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.40%) (M&E Level 1)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99967	$10.09482	0
AST PIMCO Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99967	$10.09481	0
AST Prudential Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99967	$10.16472	0
AST T. Rowe Price Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99967	$10.11478	0
AST Western Asset Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99967	$10.09484	0
PSF Government Money Market Portfolio
08/19/2019 to 12/31/2019	$10.00124	$10.04446	0
*Denotes the start date of these sub-accounts

MY ROCK ADVISOR
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With Return of Purchase Payments Death Benefit and Defined Income Benefit (1.30%) (M&E Level 1)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99892	$10.06044	19,548
AST PIMCO Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99892	$10.06043	20,339
AST Prudential Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99892	$10.13013	55,430
AST T. Rowe Price Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99892	$10.08036	19,531
AST Western Asset Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99892	$10.06046	19,548
PSF Government Money Market Portfolio
08/19/2019 to 12/31/2019	$10.00050	$10.01034	0
*Denotes the start date of these sub-accounts

APPENDIX B – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provisions
California	Ownership changes will not terminate the Defined Income Benefit.
Connecticut	The Liquidity Factor used in the DCA MVA formula equals zero (o).
Florida	Annuitization available after one year.
Illinois	6 and 12 Month DCA Options are not available.
Iowa	6 and 12 Month DCA Options are not available.
Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
Ohio	The Liquidity Factor used in the DCA MVA formula equals zero (o).
Oregon	6 and 12 Month DCA Options are not available.

B-1

APPENDIX C – DCA MVA FORMULA

MVA Formula For 6 or 12 Month DCA MVA Options
The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.
The Market Value Adjustment Factor applicable to the MVA Options we make available under the 6 or 12 Month Dollar Cost Averaging Program is as follows:
The MVA factor is equal to:
[(1+I)/(1+J+K)]^(N/12)
where:

I =
the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

J =
the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

K =	the Liquidity Factor, currently equal to 0.0025; and

N =	the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.
If the “Treasury constant maturities nominal 12” rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.
We reserve the right to waive the Liquidity Factor.

C-1

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL MyRockSM ADVISOR VARIABLE ANNUITY SERIES DESCRIBED IN PROSPECTUS (April 27, 2020)

(print your name)

(address)

(city/state/zip code)

Please see the section of this prospectus
titled “How To Contact Us” for
where to send your request for
a Statement of Additional Information

PMYROCKADVPROS

PART B
STATEMENT OF ADDITIONAL INFORMATION
April 27, 2020
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS

The Prudential MyRockSM Advisor Variable Annuity contract (the "Annuity") is an individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $10,000 or more. Subject to certain restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prudential MyRockSM Advisor Variable Annuity Prospectus dated April 27, 2020. To obtain a copy of the Prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

1

2

COMPANY
Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiary as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of the dates presented and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers the Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuity through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life, PAD received commissions of $747,107,473.30, $739,108,837.11 and $633,385,857.43 in 2019, 2018, and 2017, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life will pay cash compensation, other than commissions, to broker/dealers that sell the Annuity according to one or more schedules, and also may pay non-cash compensation.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer. Commissions are not paid for the sale of this Annuity.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2019) received payment with respect to annuity business during 2019 (or as to which a payment amount was accrued during 2019). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2019, non-cash compensation received by Firms and Entities ranged from $1.00 to $433,912.73. During 2019, cash compensation received by Firms ranged from $1.10 to $18,272,777.70.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of

3

complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

4

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:
(a) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus
(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(b) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus
(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(c) is the Insurance Charge and any applicable charge assessed against a Sub-account for any optional benefit then in effect for the Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period, and for any Sub-account to which the Fund Access Charge applies, the Fund Access Charge.
We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one. Because this Annuity is new, we include no historical unit values here.
As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values. This information reflects Sub-Account names as of December 31, 2019. Please refer to the Investment Options section of the prospectus for information on name changes.

5

MY ROCK ADVISOR
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Return of Purchase Payments Death Benefit (0.35%) (M&E Level 2)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99971	$10.09661	0
AST PIMCO Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99971	$10.09664	0
AST Prudential Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99971	$10.16656	0
AST T. Rowe Price Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99971	$10.11661	0
AST Western Asset Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99971	$10.09664	0
PSF Government Money Market Portfolio
08/19/2019 to 12/31/2019	$10.00128	$10.04637	0
*Denotes the start date of these sub-accounts

6

MY ROCK ADVISOR
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Return of Purchase Payments Death Benefit (0.50%) (M&E Level 1)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99959	$10.09099	0
AST PIMCO Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99959	$10.09100	0
AST Prudential Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99959	$10.16083	0
AST T. Rowe Price Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99959	$10.11093	0
AST Western Asset Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99959	$10.09100	0
PSF Government Money Market Portfolio
08/19/2019 to 12/31/2019	$10.00116	$10.04071	0
*Denotes the start date of these sub-accounts

7

MY ROCK ADVISOR
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Defined Income Benefit (1.05%) (M&E Level 2)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99913	$10.07001	0
AST PIMCO Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99913	$10.07006	0
AST Prudential Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99913	$10.13971	0
AST T. Rowe Price Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99913	$10.08994	0
AST Western Asset Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99913	$10.06998	0
PSF Government Money Market Portfolio
08/19/2019 to 12/31/2019	$10.00070	$10.01980	0
*Denotes the start date of these sub-accounts

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MY ROCK ADVISOR
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Defined Income Benefit (1.20%) (M&E Level 1)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99901	$10.06430	8,220
AST PIMCO Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99901	$10.06432	5,732
AST Prudential Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99901	$10.13401	8,170
AST T. Rowe Price Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99901	$10.08422	8,211
AST Western Asset Corporate Bond Portfolio
08/19/2019 to 12/31/2019	$9.99901	$10.06432	8,225
PSF Government Money Market Portfolio
08/19/2019 to 12/31/2019	$10.00058	$10.01413	0
*Denotes the start date of these sub-accounts

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HISTORICAL INCOME GROWTH RATES AND INCOME RATE PERCENTAGES

The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made between April 1, 2020 and April 14, 2020 .
The Income Growth Rate and Income Percentages may be different than those listed below for Purchase Payments and new elections of the Defined Income Benefit made on or after April 15, 2020. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
6.50 % annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.20%	2.70%	66	5.40%	4.90%
46	3.35%	2.85%	67	5.45%	4.95%
47	3.45%	2.95%	68	5.45%	4.95%
48	3.60%	3.10%	69	5.50%	5.00%
49	3.75%	3.25%	70	5.55%	5.05%
50	3.80%	3.30%	71	5.65%	5.15%
51	3.90%	3.40%	72	5.70%	5.20%
52	4.00%	3.50%	73	5.80%	5.30%
53	4.15%	3.65%	74	5.85%	5.35%
54	4.25%	3.75%	75	5.95%	5.45%
55	4.35%	3.85%	76	6.00%	5.50%
56	4.45%	3.95%	77	6.05%	5.55%
57	4.55%	4.05%	78	6.15%	5.65%
58	4.60%	4.10%	79	6.20%	5.70%
59	4.70%	4.20%	80	6.25%	5.75%
60	4.80%	4.30%	81	6.35%	5.85%
61	4.90%	4.40%	82	6.45%	5.95%
62	5.00%	4.50%	83	6.55%	6.05%
63	5.15%	4.65%	84	6.65%	6.15%
64	5.25%	4.75%	85	6.75%	6.25%
65	5.35%	4.85%

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The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made between March 15, 2020 and March 31, 2020 .
The Income Growth Rate and Income Percentages may be different than those listed below for Purchase Payments and new elections of the Defined Income Benefit made on or after April 1, 2020. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
7.00 % annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.85%	3.35%	66	6.05%	5.55%
46	4.00%	3.50%	67	6.10%	5.60%
47	4.10%	3.60%	68	6.10%	5.60%
48	4.25%	3.75%	69	6.15%	5.65%
49	4.40%	3.90%	70	6.20%	5.70%
50	4.45%	3.95%	71	6.30%	5.80%
51	4.55%	4.05%	72	6.35%	5.85%
52	4.65%	4.15%	73	6.45%	5.95%
53	4.80%	4.30%	74	6.50%	6.00%
54	4.90%	4.40%	75	6.60%	6.10%
55	5.00%	4.50%	76	6.65%	6.15%
56	5.10%	4.60%	77	6.70%	6.20%
57	5.20%	4.70%	78	6.80%	6.30%
58	5.25%	4.75%	79	6.85%	6.35%
59	5.35%	4.85%	80	6.90%	6.40%
60	5.45%	4.95%	81	7.00%	6.50%
61	5.55%	5.05%	82	7.10%	6.60%
62	5.65%	5.15%	83	7.20%	6.70%
63	5.80%	5.30%	84	7.30%	6.80%
64	5.90%	5.40%	85	7.40%	6.90%
65	6.00%	5.50%

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The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made between August 19, 2019 and March 14, 2020 .
The Income Growth Rate and Income Percentages may be different than those listed below for Purchase Payments and new elections of the Defined Income Benefit made on or after March 15, 2020 . Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
7.00% annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.85%	3.35%	66	6.05%	5.55%
46	4.00%	3.50%	67	6.10%	5.60%
47	4.10%	3.60%	68	6.10%	5.60%
48	4.25%	3.75%	69	6.15%	5.65%
49	4.40%	3.90%	70	6.20%	5.70%
50	4.45%	3.95%	71	6.30%	5.80%
51	4.55%	4.05%	72	6.35%	5.85%
52	4.65%	4.15%	73	6.45%	5.95%
53	4.80%	4.30%	74	6.50%	6.00%
54	4.90%	4.40%	75	6.60%	6.10%
55	5.00%	4.50%	76	6.65%	6.15%
56	5.10%	4.60%	77	6.70%	6.20%
57	5.20%	4.70%	78	6.80%	6.30%
58	5.25%	4.75%	79	6.85%	6.35%
59	5.35%	4.85%	80	6.90%	6.40%
60	5.45%	4.95%	81	7.00%	6.50%
61	5.55%	5.05%	82	7.10%	6.60%
62	5.65%	5.15%	83	7.20%	6.70%
63	5.80%	5.30%	84	7.30%	6.80%
64	5.90%	5.40%	85	7.40%	6.90%
65	6.00%	5.50%

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FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390
Net Assets	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390

NET ASSETS, representing:
Accumulation units	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390
	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390

Units outstanding	62,645,902	40,888,801	37,339,545	2,618,084	3,375,012

Portfolio shares held	7,158,869	8,277,992	2,563,852	285,516	361,191
Portfolio net asset value per share	$10.00	$14.55	$63.18	$34.32	$31.40
Investment in portfolio shares, at cost	$71,588,693	$92,881,173	$70,393,309	$5,032,307	$5,706,425

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$1,412,787	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,085,000	1,713,547	2,278,436	134,725	160,893
NET INVESTMENT INCOME (LOSS)	327,787	(1,713,547)	(2,278,436)	(134,725)	(160,893)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	3,512,354	12,192,262	572,791	897,285
Net change in unrealized appreciation (depreciation) on investments	—	9,231,227	27,337,371	1,175,935	1,059,091
NET GAIN (LOSS) ON INVESTMENTS	—	12,743,581	39,529,633	1,748,726	1,956,376

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$327,787	$11,030,034	$37,251,197	$1,614,001	$1,795,483

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368
Net Assets	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368

NET ASSETS, representing:
Accumulation units	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368
	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368

Units outstanding	53,910,439	22,358,575	499,987	66,893,091	15,989,977

Portfolio shares held	5,600,702	21,422,451	95,922	4,510,778	1,290,006
Portfolio net asset value per share	$35.99	$5.77	$24.34	$74.24	$41.49
Investment in portfolio shares, at cost	$107,776,435	$112,604,768	$3,223,121	$192,386,077	$26,280,333

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,981,232	1,879,956	34,348	4,186,480	758,567
NET INVESTMENT INCOME (LOSS)	(2,981,232)	(1,879,956)	(34,348)	(4,186,480)	(758,567)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,087,713	697,562	(155,697)	19,105,496	3,199,788
Net change in unrealized appreciation (depreciation) on investments	33,173,852	18,184,113	409,323	59,736,743	10,237,410
NET GAIN (LOSS) ON INVESTMENTS	45,261,565	18,881,675	253,626	78,842,239	13,437,198

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$42,280,333	$17,001,719	$219,278	$74,655,759	$12,678,631

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392
Net Assets	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392

NET ASSETS, representing:
Accumulation units	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392
	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392

Units outstanding	54,682,749	8,817,399	8,321,461	12,151,341	18,482,062

Portfolio shares held	3,586,874	1,489,634	1,133,875	2,004,287	1,815,176
Portfolio net asset value per share	$81.62	$43.03	$15.62	$27.13	$34.95
Investment in portfolio shares, at cost	$86,249,955	$34,664,999	$15,713,070	$45,816,226	$51,251,354

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$394,238	$1,231,695	$575,132

EXPENSES
Charges for mortality and expense risk, and
for administration	4,089,032	774,795	234,628	750,918	858,684
NET INVESTMENT INCOME (LOSS)	(4,089,032)	(774,795)	159,610	480,777	(283,552)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	703,235	3,217,037	6,989,396
Net realized gain (loss) on shares redeemed	28,900,530	3,885,545	159,877	1,335,530	1,873,590
Net change in unrealized appreciation (depreciation) on investments	50,987,314	7,894,375	2,828,399	6,723,102	6,076,927
NET GAIN (LOSS) ON INVESTMENTS	79,887,844	11,779,920	3,691,511	11,275,669	14,939,913

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$75,798,812	$11,005,125	$3,851,121	$11,756,446	$14,656,361

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223
Net Assets	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223

NET ASSETS, representing:
Accumulation units	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223
	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223

Units outstanding	12,903,581	13,412,019	3,984,297	12,438,348	5,156,855

Portfolio shares held	1,321,292	1,505,862	574,636	1,109,335	1,924,763
Portfolio net asset value per share	$40.79	$33.29	$29.49	$59.40	$11.72
Investment in portfolio shares, at cost	$38,583,893	$48,048,816	$12,856,685	$35,109,568	$14,635,825

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$234,453	$898,736	$128,681	$—	$452,262

EXPENSES
Charges for mortality and expense risk, and
for administration	723,979	664,569	231,062	876,947	298,807
NET INVESTMENT INCOME (LOSS)	(489,526)	234,167	(102,381)	(876,947)	153,455

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	5,401,170	—	1,679,083	5,429,776	1,261,149
Net realized gain (loss) on shares redeemed	2,167,047	(412,289)	740,430	4,445,761	901,003
Net change in unrealized appreciation (depreciation) on investments	7,707,728	10,927,210	2,105,986	9,991,352	2,511,934
NET GAIN (LOSS) ON INVESTMENTS	15,275,945	10,514,921	4,525,499	19,866,889	4,674,086

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$14,786,419	$10,749,088	$4,423,118	$18,989,942	$4,827,541

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600
Net Assets	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600

NET ASSETS, representing:
Accumulation units	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600
	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600

Units outstanding	5,768,508	10,236,874	9,410,940	4,604,160	21,776,926

Portfolio shares held	1,299,684	1,057,106	2,598,799	158,902	2,699,734
Portfolio net asset value per share	$17.29	$38.06	$8.48	$57.28	$27.86
Investment in portfolio shares, at cost	$25,269,968	$14,197,010	$25,119,929	$6,895,427	$35,099,449

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$329,512	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	314,247	542,997	300,377	122,925	1,179,626
NET INVESTMENT INCOME (LOSS)	(314,247)	(542,997)	29,135	(122,925)	(1,179,626)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	3,158,978	—	1,037,352	1,160,446	—
Net realized gain (loss) on shares redeemed	(570,745)	3,433,511	(667,128)	463,249	4,955,728
Net change in unrealized appreciation (depreciation) on investments	3,408,943	6,352,118	5,035,258	932,591	10,116,223
NET GAIN (LOSS) ON INVESTMENTS	5,997,176	9,785,629	5,405,482	2,556,286	15,071,951

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,682,929	$9,242,632	$5,434,617	$2,433,361	$13,892,325

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309
Net Assets	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309

NET ASSETS, representing:
Accumulation units	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309
	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309

Units outstanding	3,816,433	23,411,279	13,517,561	—	10,351,681

Portfolio shares held	253,341	5,208,274	3,161,061	—	16,813,299
Portfolio net asset value per share	$39.64	$18.77	$9.28	$—	$14.46
Investment in portfolio shares, at cost	$6,648,092	$38,932,236	$19,910,041	$—	$170,524,089

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	4/26/2019**	12/31/2019

INVESTMENT INCOME
Dividend income	$29,045	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	156,723	1,513,762	447,333	2,420,795	3,411,474
NET INVESTMENT INCOME (LOSS)	(127,678)	(1,513,762)	(447,333)	(2,420,795)	(3,411,474)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,017,067	—	—	—	—
Net realized gain (loss) on shares redeemed	468,095	9,007,517	1,040,892	137,278,213	16,616,765
Net change in unrealized appreciation (depreciation) on investments	1,335,917	20,726,306	6,700,901	(62,547,801)	44,009,871
NET GAIN (LOSS) ON INVESTMENTS	2,821,079	29,733,823	7,741,793	74,730,412	60,626,636

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,693,401	$28,220,061	$7,294,460	$72,309,617	$57,215,162

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555
Net Assets	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555

NET ASSETS, representing:
Accumulation units	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555
	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555

Units outstanding	96,112,523	40,564,790	13,887,537	7,451,722	4,832,863

Portfolio shares held	68,025,911	42,180,147	19,630,236	8,013,736	3,967,026
Portfolio net asset value per share	$20.79	$17.22	$11.38	$24.13	$25.64
Investment in portfolio shares, at cost	$1,031,114,490	$637,152,639	$180,160,068	$126,141,258	$77,200,474

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	22,208,664	7,331,150	2,870,289	2,721,351	1,499,631
NET INVESTMENT INCOME (LOSS)	(22,208,664)	(7,331,150)	(2,870,289)	(2,721,351)	(1,499,631)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	59,631,828	8,761,014	9,560,625	15,233,269	5,035,480
Net change in unrealized appreciation (depreciation) on investments	125,997,565	72,894,655	19,511,911	38,821,001	11,245,725
NET GAIN (LOSS) ON INVESTMENTS	185,629,393	81,655,669	29,072,536	54,054,270	16,281,205

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$163,420,729	$74,324,519	$26,202,247	$51,332,919	$14,781,574

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278
Net Assets	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278

NET ASSETS, representing:
Accumulation units	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278
	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278

Units outstanding	6,037,178	24,557,899	20,480,268	14,350,628	7,964,223

Portfolio shares held	4,352,299	52,366,774	13,849,116	6,939,057	7,245,648
Portfolio net asset value per share	$28.97	$11.74	$33.08	$63.88	$33.37
Investment in portfolio shares, at cost	$99,951,745	$411,263,488	$278,572,531	$241,821,237	$153,066,670

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,809,129	8,916,008	5,335,128	6,336,399	2,920,898
NET INVESTMENT INCOME (LOSS)	(1,809,129)	(8,916,008)	(5,335,128)	(6,336,399)	(2,920,898)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,781,865	47,843,060	28,018,127	45,986,613	21,567,889
Net change in unrealized appreciation (depreciation) on investments	17,956,205	103,852,175	81,686,949	67,375,551	44,643,220
NET GAIN (LOSS) ON INVESTMENTS	22,738,070	151,695,235	109,705,076	113,362,164	66,211,109

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$20,928,941	$142,779,227	$104,369,948	$107,025,765	$63,290,211

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835
Net Assets	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835

NET ASSETS, representing:
Accumulation units	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835
	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835

Units outstanding	15,686,088	17,475,592	9,513,965	22,956,386	633,578,943

Portfolio shares held	9,761,704	16,037,102	7,610,140	10,501,694	339,090,535
Portfolio net asset value per share	$35.30	$11.32	$34.90	$22.52	$33.51
Investment in portfolio shares, at cost	$261,754,179	$172,857,832	$183,542,380	$214,147,531	$7,435,299,391

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	4,953,522	2,482,843	3,614,472	3,472,773	169,194,039
NET INVESTMENT INCOME (LOSS)	(4,953,522)	(2,482,843)	(3,614,472)	(3,472,773)	(169,194,039)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,548,104	2,245,396	19,072,550	1,525,017	515,282,836
Net change in unrealized appreciation (depreciation) on investments	42,822,740	5,429,235	35,099,149	30,581,352	1,523,726,977
NET GAIN (LOSS) ON INVESTMENTS	59,370,844	7,674,631	54,171,699	32,106,369	2,039,009,813

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$54,417,322	$5,191,788	$50,557,227	$28,633,596	$1,869,815,774

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694
Net Assets	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694

NET ASSETS, representing:
Accumulation units	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694
	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694

Units outstanding	19,443,845	15,795,883	17,621,142	103,043,783	502,215,202

Portfolio shares held	17,945,793	7,055,106	15,689,359	89,707,209	429,663,083
Portfolio net asset value per share	$24.12	$32.34	$11.40	$17.42	$21.76
Investment in portfolio shares, at cost	$287,173,513	$177,494,072	$172,484,763	$1,073,900,489	$5,997,749,989

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	5,837,129	3,480,875	2,213,695	23,498,644	141,653,891
NET INVESTMENT INCOME (LOSS)	(5,837,129)	(3,480,875)	(2,213,695)	(23,498,644)	(141,653,891)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	30,726,838	9,774,458	1,311,902	50,348,425	526,340,217
Net change in unrealized appreciation (depreciation) on investments	74,396,741	41,181,483	1,258,940	222,996,289	1,220,847,192
NET GAIN (LOSS) ON INVESTMENTS	105,123,579	50,955,941	2,570,842	273,344,714	1,747,187,409

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$99,286,450	$47,475,066	$357,147	$249,846,070	$1,605,533,518

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021
Net Assets	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021

NET ASSETS, representing:
Accumulation units	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021
	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021

Units outstanding	199,718,618	445,608,466	287,724,065	219,308,043	747,873,046

Portfolio shares held	173,619,034	375,957,130	239,565,418	209,990,506	726,995,349
Portfolio net asset value per share	$16.12	$20.48	$18.06	$16.44	$18.27
Investment in portfolio shares, at cost	$2,152,589,427	$4,927,637,103	$3,161,082,212	$2,371,535,670	$10,132,918,709

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	44,754,001	114,065,840	67,957,288	51,870,267	198,598,615
NET INVESTMENT INCOME (LOSS)	(44,754,001)	(114,065,840)	(67,957,288)	(51,870,267)	(198,598,615)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	100,032,450	407,630,726	202,237,202	143,726,508	426,883,895
Net change in unrealized appreciation (depreciation) on investments	284,426,088	888,780,487	373,477,412	454,816,296	1,753,479,766
NET GAIN (LOSS) ON INVESTMENTS	384,458,538	1,296,411,213	575,714,614	598,542,804	2,180,363,661

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$339,704,537	$1,182,345,373	$507,757,326	$546,672,537	$1,981,765,046
The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469
Net Assets	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469

NET ASSETS, representing:
Accumulation units	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469
	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469

Units outstanding	355,640,956	29,331,933	25,141,413	10,768,468	126,832,694

Portfolio shares held	301,259,259	21,916,396	231,233,374	5,494,832	105,153,748
Portfolio net asset value per share	$21.63	$46.15	$1.00	$53.05	$14.80
Investment in portfolio shares, at cost	$4,005,905,656	$581,020,304	$231,233,374	$199,680,687	$1,352,893,891

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$3,778,926	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	98,405,443	14,245,651	3,136,242	4,196,921	23,968,850
NET INVESTMENT INCOME (LOSS)	(98,405,443)	(14,245,651)	642,684	(4,196,921)	(23,968,850)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	355,724,381	92,928,484	—	20,176,419	41,747,534
Net change in unrealized appreciation (depreciation) on investments	871,809,781	135,337,036	—	48,159,247	93,482,322
NET GAIN (LOSS) ON INVESTMENTS	1,227,534,162	228,265,520	—	68,335,666	135,229,856

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,129,128,719	$214,019,869	$642,684	$64,138,745	$111,261,006

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
ASSETS
Investment in the portfolios, at fair value	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—
Net Assets	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—

NET ASSETS, representing:
Accumulation units	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—
	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—

Units outstanding	10,844,652	17,069,907	97,350,144	97,267,211	—

Portfolio shares held	6,445,103	13,844,244	171,951,675	94,098,927	—
Portfolio net asset value per share	$21.46	$20.53	$8.32	$14.06	$—
Investment in portfolio shares, at cost	$117,475,673	$195,075,024	$1,333,318,467	$1,152,367,591	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,847,075	3,167,380	42,551,075	18,601,783	681,291
NET INVESTMENT INCOME (LOSS)	(1,847,075)	(3,167,380)	(42,551,075)	(18,601,783)	(681,291)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,888,721	15,304,164	277,211,839	29,547,859	1,251,260
Net change in unrealized appreciation (depreciation) on investments	20,310,920	58,287,199	7,157,533	119,133,859	(513,940)
NET GAIN (LOSS) ON INVESTMENTS	23,199,641	73,591,363	284,369,372	148,681,718	737,320

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$21,352,566	$70,423,983	$241,818,297	$130,079,935	$56,029

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
ASSETS
Investment in the portfolios, at fair value	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577
Net Assets	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577

NET ASSETS, representing:
Accumulation units	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577
	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577

Units outstanding	3,975,860	20,056,051	13,918,412	262,439,579	150,690,822

Portfolio shares held	4,868,858	21,261,425	12,892,618	247,707,529	138,728,350
Portfolio net asset value per share	$14.94	$9.85	$25.03	$15.96	$18.01
Investment in portfolio shares, at cost	$55,563,940	$185,792,243	$228,776,084	$2,831,114,361	$1,732,039,288

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,075,475	3,138,136	4,580,687	57,838,719	36,857,029
NET INVESTMENT INCOME (LOSS)	(1,075,475)	(3,138,136)	(4,580,687)	(57,838,719)	(36,857,029)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,509,144	3,277,880	18,832,417	127,675,464	97,792,731
Net change in unrealized appreciation (depreciation) on investments	10,344,486	20,233,880	41,363,201	494,617,994	316,776,525
NET GAIN (LOSS) ON INVESTMENTS	14,853,630	23,511,760	60,195,618	622,293,458	414,569,256

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,778,155	$20,373,624	$55,614,931	$564,454,739	$377,712,227

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
ASSETS
Investment in the portfolios, at fair value	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775
Net Assets	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775

NET ASSETS, representing:
Accumulation units	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775
	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775

Units outstanding	154,761,803	19,397	25,230	46,362	57,942

Portfolio shares held	140,382,609	7,572	11,034	15,116	22,918
Portfolio net asset value per share	$15.28	$82.97	$48.21	$46.06	$74.91
Investment in portfolio shares, at cost	$1,682,505,598	$536,654	$593,885	$540,313	$1,498,149

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$7,563	$4,045	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	31,222,894	7,036	6,639	11,059	21,164
NET INVESTMENT INCOME (LOSS)	(31,222,894)	(7,036)	924	(7,014)	(21,164)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	27,323	80,009	38,005	205,653
Net realized gain (loss) on shares redeemed	52,623,402	26,673	(18,183)	58,608	51,943
Net change in unrealized appreciation (depreciation) on investments	244,893,079	62,504	46,353	88,450	24,300
NET GAIN (LOSS) ON INVESTMENTS	297,516,481	116,500	108,179	185,063	281,896

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$266,293,587	$109,464	$109,103	$178,049	$260,732

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$507,292	$590,038	$622,389	$337,647	$526,324
Net Assets	$507,292	$590,038	$622,389	$337,647	$526,324

NET ASSETS, representing:
Accumulation units	$507,292	$590,038	$622,389	$337,647	$526,324
	$507,292	$590,038	$622,389	$337,647	$526,324

Units outstanding	22,179	27,618	30,012	17,714	21,455

Portfolio shares held	6,401	13,680	14,766	5,191	14,681
Portfolio net asset value per share	$79.25	$43.13	$42.15	$65.05	$35.85
Investment in portfolio shares, at cost	$450,483	$595,375	$585,565	$322,588	$533,136

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$1,049	$4,667	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	6,933	8,360	5,796	3,243	6,320
NET INVESTMENT INCOME (LOSS)	(6,933)	(8,360)	(4,747)	1,424	(6,320)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	98,644	60,558	17,392	14,050	72,583
Net realized gain (loss) on shares redeemed	17,156	(9,277)	(191)	2,021	(13,724)
Net change in unrealized appreciation (depreciation) on investments	27,753	66,525	88,383	34,450	32,308
NET GAIN (LOSS) ON INVESTMENTS	143,553	117,806	105,584	50,521	91,167

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$136,620	$109,446	$100,837	$51,945	$84,847

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
ASSETS
Investment in the portfolios, at fair value	$234,494	$78,553	$656,699	$1,219,366	$917,740
Net Assets	$234,494	$78,553	$656,699	$1,219,366	$917,740

NET ASSETS, representing:
Accumulation units	$234,494	$78,553	$656,699	$1,219,366	$917,740
	$234,494	$78,553	$656,699	$1,219,366	$917,740

Units outstanding	11,599	6,400	31,349	47,671	51,751

Portfolio shares held	4,818	2,491	13,019	18,949	19,280
Portfolio net asset value per share	$48.67	$31.53	$50.44	$64.35	$47.60
Investment in portfolio shares, at cost	$214,594	$81,943	$580,811	$1,049,805	$703,872

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$2,451	$9,239	$—	$7,710

EXPENSES
Charges for mortality and expense risk, and
for administration	2,788	1,194	6,051	16,125	11,316
NET INVESTMENT INCOME (LOSS)	(2,788)	1,257	3,188	(16,125)	(3,606)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	34,692	259,818	79,755
Net realized gain (loss) on shares redeemed	(9,193)	(2,163)	9,996	19,508	22,416
Net change in unrealized appreciation (depreciation) on investments	56,133	9,226	53,569	(4,021)	96,292
NET GAIN (LOSS) ON INVESTMENTS	46,940	7,063	98,257	275,305	198,463

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$44,152	$8,320	$101,445	$259,180	$194,857

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156
Net Assets	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156

NET ASSETS, representing:
Accumulation units	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156
	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156

Units outstanding	9,348,489	3,874,325	2,778,380	8,706	123,972

Portfolio shares held	6,931,633	6,485,752	2,257,666	85,522	20,889
Portfolio net asset value per share	$40.51	$7.10	$15.55	$1.82	$31.89
Investment in portfolio shares, at cost	$182,451,977	$45,128,035	$34,091,761	$263,030	$513,443

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$6,283	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,714,634	661,003	996,526	2,516	11,392
NET INVESTMENT INCOME (LOSS)	(3,714,634)	(661,003)	(996,526)	3,767	(11,392)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	63,442	83,048
Net realized gain (loss) on shares redeemed	21,741,924	315,574	3,303,343	(12,510)	58,108
Net change in unrealized appreciation (depreciation) on investments	48,983,795	637,496	(1,240,475)	(34,651)	79,867
NET GAIN (LOSS) ON INVESTMENTS	70,725,719	953,070	2,062,868	16,281	221,023

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$67,011,085	$292,067	$1,066,342	$20,048	$209,631

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499
Net Assets	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499

NET ASSETS, representing:
Accumulation units	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499
	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499

Units outstanding	15,549	1,784,535	80,749,045	142,439,369	52,364

Portfolio shares held	40,979	1,444,646	66,548,817	124,312,703	49,981
Portfolio net asset value per share	$10.29	$14.38	$18.92	$15.62	$26.56
Investment in portfolio shares, at cost	$355,392	$19,107,372	$952,971,942	$1,391,254,703	$1,032,537

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$7,018

EXPENSES
Charges for mortality and expense risk, and
for administration	6,945	557,051	14,586,632	29,202,734	22,392
NET INVESTMENT INCOME (LOSS)	(6,945)	(557,051)	(14,586,632)	(29,202,734)	(15,374)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	62,057	—	—	—	145,054
Net realized gain (loss) on shares redeemed	16,955	683,494	83,137,060	49,472,488	63,241
Net change in unrealized appreciation (depreciation) on investments	13,779	704,332	140,360,164	251,314,114	148,689
NET GAIN (LOSS) ON INVESTMENTS	92,791	1,387,826	223,497,224	300,786,602	356,984

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$85,846	$830,775	$208,910,592	$271,583,868	$341,610

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794
Net Assets	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794

NET ASSETS, representing:
Accumulation units	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794
	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794

Units outstanding	30,278,075	573,165	48,939,188	713,567	10,037,461

Portfolio shares held	27,011,149	490,420	42,976,271	669,808	8,798,793
Portfolio net asset value per share	$13.39	$12.11	$17.42	$12.22	$23.36
Investment in portfolio shares, at cost	$320,813,681	$5,277,383	$567,796,742	$7,301,155	$160,546,980

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	4,477,200	155,592	9,495,287	65,035	2,498,174
NET INVESTMENT INCOME (LOSS)	(4,477,200)	(155,592)	(9,495,287)	(65,035)	(2,498,174)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,229,725	481,393	12,971,618	109,502	7,738,561
Net change in unrealized appreciation (depreciation) on investments	22,800,788	36,177	115,460,259	912,280	36,587,498
NET GAIN (LOSS) ON INVESTMENTS	31,030,513	517,570	128,431,877	1,021,782	44,326,059

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$26,553,313	$361,978	$118,936,590	$956,747	$41,827,885

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614
Net Assets	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614

NET ASSETS, representing:
Accumulation units	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614
	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614

Units outstanding	460,011	2,678,827	8,907,359	1,169,849,264	1,243,527

Portfolio shares held	396,979	2,543,927	7,935,468	1,025,752,504	1,098,963
Portfolio net asset value per share	$11.67	$12.24	$22.00	$13.83	$20.63
Investment in portfolio shares, at cost	$4,332,973	$28,780,711	$129,215,812	$11,636,328,498	$18,066,531

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	238,809	254,850	2,219,077	234,319,805	189,444
NET INVESTMENT INCOME (LOSS)	(238,809)	(254,850)	(2,219,077)	(234,319,805)	(189,444)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,113,553	(45,560)	8,737,614	7,000,132	590,491
Net change in unrealized appreciation (depreciation) on investments	(174,251)	4,546,379	30,596,302	2,007,497,930	3,533,007
NET GAIN (LOSS) ON INVESTMENTS	939,302	4,500,819	39,333,916	2,014,498,062	4,123,498

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$700,493	$4,245,969	$37,114,839	$1,780,178,257	$3,934,054

The accompanying notes are an integral part of these financial statements.
A 21

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709
Net Assets	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709

NET ASSETS, representing:
Accumulation units	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709
	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709

Units outstanding	989,205	775,633	185,523,738	2,947,691	5,889,529

Portfolio shares held	866,981	681,644	170,819,819	2,806,431	5,612,722
Portfolio net asset value per share	$21.62	$13.22	$15.84	$13.72	$14.99
Investment in portfolio shares, at cost	$14,485,577	$8,427,300	$2,195,565,765	$31,766,770	$67,340,506

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	136,504	359,310	31,630,598	212,832	464,703
NET INVESTMENT INCOME (LOSS)	(136,504)	(359,310)	(31,630,598)	(212,832)	(464,703)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	473,945	1,769,583	8,742,547	378,085	1,144,647
Net change in unrealized appreciation (depreciation) on investments	3,136,220	(227,063)	456,642,009	5,775,199	12,965,037
NET GAIN (LOSS) ON INVESTMENTS	3,610,165	1,542,520	465,384,556	6,153,284	14,109,684

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,473,661	$1,183,210	$433,753,958	$5,940,452	$13,644,981

The accompanying notes are an integral part of these financial statements.
A 22

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
ASSETS
Investment in the portfolios, at fair value	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330
Net Assets	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330

NET ASSETS, representing:
Accumulation units	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330
	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330

Units outstanding	5,864,132	1,931,111	2,924,978	3,408,064	243,068

Portfolio shares held	5,586,946	1,887,599	2,815,744	3,286,755	236,883
Portfolio net asset value per share	$14.29	$10.34	$14.67	$11.50	$9.39
Investment in portfolio shares, at cost	$65,170,575	$18,528,628	$32,953,650	$34,403,074	$2,353,075

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	461,959	114,573	220,524	227,667	13,067
NET INVESTMENT INCOME (LOSS)	(461,959)	(114,573)	(220,524)	(227,667)	(13,067)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,431,477	29,715	648,451	296,200	(23,571)
Net change in unrealized appreciation (depreciation) on investments	9,001,752	1,039,596	7,569,930	2,627,277	(50,322)
NET GAIN (LOSS) ON INVESTMENTS	10,433,229	1,069,311	8,218,381	2,923,477	(73,893)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,971,270	$954,738	$7,997,857	$2,695,810	$(86,960)

The accompanying notes are an integral part of these financial statements.
A 23

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984
Net Assets	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984

NET ASSETS, representing:
Accumulation units	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984
	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984

Units outstanding	570,632	902,407	39,352,456	3,763,466	472,669

Portfolio shares held	544,973	878,714	36,673,291	3,397,551	452,864
Portfolio net asset value per share	$14.13	$10.10	$13.67	$11.52	$11.69
Investment in portfolio shares, at cost	$6,089,546	$8,584,584	$422,431,848	$36,820,030	$4,967,017

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	39,994	43,130	6,129,182	1,147,004	26,030
NET INVESTMENT INCOME (LOSS)	(39,994)	(43,130)	(6,129,182)	(1,147,004)	(26,030)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	107,179	31,624	1,944,596	4,288,992	28,177
Net change in unrealized appreciation (depreciation) on investments	1,524,442	315,620	68,455,594	1,606,856	260,431
NET GAIN (LOSS) ON INVESTMENTS	1,631,621	347,244	70,400,190	5,895,848	288,608

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,591,627	$304,114	$64,271,008	$4,748,844	$262,578

The accompanying notes are an integral part of these financial statements.
A 24

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,559,036	$—	$3,343,792	$5,167,704	$—
Net Assets	$2,559,036	$—	$3,343,792	$5,167,704	$—

NET ASSETS, representing:
Accumulation units	$2,559,036	$—	$3,343,792	$5,167,704	$—
	$2,559,036	$—	$3,343,792	$5,167,704	$—

Units outstanding	229,093	—	294,708	437,993	—

Portfolio shares held	218,534	—	283,613	427,790	—
Portfolio net asset value per share	$11.71	$—	$11.79	$12.08	$—
Investment in portfolio shares, at cost	$2,378,984	$—	$3,118,856	$4,587,652	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	6/28/2019**	12/31/2019	12/31/2019	6/28/2019**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	12,083	7,312	15,905	28,255	8,380
NET INVESTMENT INCOME (LOSS)	(12,083)	(7,312)	(15,905)	(28,255)	(8,380)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,731	4,365	28,767	35,796	(8,600)
Net change in unrealized appreciation (depreciation) on investments	155,979	7,333	132,294	618,027	119,274
NET GAIN (LOSS) ON INVESTMENTS	165,710	11,698	161,061	653,823	110,674

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$153,627	$4,386	$145,156	$625,568	$102,294

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 25

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$8,847,390	$9,309,726	$—	$—	$51,164,311
Net Assets	$8,847,390	$9,309,726	$—	$—	$51,164,311

NET ASSETS, representing:
Accumulation units	$8,847,390	$9,309,726	$—	$—	$51,164,311
	$8,847,390	$9,309,726	$—	$—	$51,164,311

Units outstanding	779,029	934,491	—	—	4,130,433

Portfolio shares held	701,061	913,614	—	—	3,533,447
Portfolio net asset value per share	$12.62	$10.19	$—	$—	$14.48
Investment in portfolio shares, at cost	$8,233,030	$8,989,217	$—	$—	$49,574,988

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	6/28/2019**	1/25/2019**	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$620,268

EXPENSES
Charges for mortality and expense risk, and
for administration	46,772	53,610	14,083	6,066	267,659
NET INVESTMENT INCOME (LOSS)	(46,772)	(53,610)	(14,083)	(6,066)	352,609

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	1,896,144
Net realized gain (loss) on shares redeemed	4,384	12,219	493,418	1,171,187	100
Net change in unrealized appreciation (depreciation) on investments	1,172,475	431,800	7,321	(655,665)	4,703,648
NET GAIN (LOSS) ON INVESTMENTS	1,176,859	444,019	500,739	515,522	6,599,892

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,130,087	$390,409	$486,656	$509,456	$6,952,501

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 26

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
ASSETS
Investment in the portfolios, at fair value	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957
Net Assets	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957

NET ASSETS, representing:
Accumulation units	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957
	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957

Units outstanding	1,594,168	3,296,447	450,706	886,651	1,765,543

Portfolio shares held	1,783,861	3,032,472	447,736	835,181	1,696,014
Portfolio net asset value per share	$11.12	$11.29	$13.26	$11.17	$11.05
Investment in portfolio shares, at cost	$18,676,111	$31,385,094	$4,809,429	$8,584,643	$18,723,361

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$529,184	$—	$120,598	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	108,094	1,184,283	96,177	293,808	192,026
NET INVESTMENT INCOME (LOSS)	421,090	(1,184,283)	24,421	(293,808)	(192,026)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	44,540	—	—	—	—
Net realized gain (loss) on shares redeemed	60,545	4,461,791	126,822	1,938,487	306,521
Net change in unrealized appreciation (depreciation) on investments	1,560,300	2,285,245	929,895	(155,348)	(70,028)
NET GAIN (LOSS) ON INVESTMENTS	1,665,385	6,747,036	1,056,717	1,783,139	236,493

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,086,475	$5,562,753	$1,081,138	$1,489,331	$44,467

The accompanying notes are an integral part of these financial statements.
A 27

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446
Net Assets	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446

NET ASSETS, representing:
Accumulation units	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446
	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446

Units outstanding	78,974,701	920,350	14,124,356	10,889,077	27,773

Portfolio shares held	77,288,810	902,204	13,931,549	10,750,114	27,641
Portfolio net asset value per share	$11.68	$11.44	$12.36	$11.93	$10.11
Investment in portfolio shares, at cost	$807,431,727	$10,440,245	$159,142,353	$120,048,972	$278,297

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio
	1/1/2019	1/2/2019*	1/28/2019*	1/28/2019*	8/19/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	7,798,261	97,827	966,371	680,217	238
NET INVESTMENT INCOME (LOSS)	(7,798,261)	(97,827)	(966,371)	(680,217)	(238)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	66,774	(6,275)	21,723	71,948	1
Net change in unrealized appreciation (depreciation) on investments	112,524,122	(119,031)	13,051,597	8,199,888	1,148
NET GAIN (LOSS) ON INVESTMENTS	112,590,896	(125,306)	13,073,320	8,271,836	1,149

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$104,792,635	$(223,133)	$12,106,949	$7,591,619	$911

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 28

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Corporate Bond Portfolio	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$279,683	$262,315	$644,313	$279,388	$1,099,409
Net Assets	$279,683	$262,315	$644,313	$279,388	$1,099,409

NET ASSETS, representing:
Accumulation units	$279,683	$262,315	$644,313	$279,388	$1,099,409
	$279,683	$262,315	$644,313	$279,388	$1,099,409

Units outstanding	27,742	26,072	63,601	27,768	106,726

Portfolio shares held	27,609	25,946	63,292	27,635	106,532
Portfolio net asset value per share	$10.13	$10.11	$10.18	$10.11	$10.32
Investment in portfolio shares, at cost	$278,297	$260,818	$639,295	$278,297	$1,091,114

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Corporate Bond Portfolio	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio
	8/19/2019*	8/19/2019*	8/19/2019*	8/19/2019*	11/18/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	238	218	744	238	461
NET INVESTMENT INCOME (LOSS)	(238)	(218)	(744)	(238)	(461)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1	1	4	1	3
Net change in unrealized appreciation (depreciation) on investments	1,386	1,498	5,018	1,090	8,295
NET GAIN (LOSS) ON INVESTMENTS	1,387	1,499	5,022	1,091	8,298

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,149	$1,281	$4,278	$853	$7,837

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 29

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$327,787	$(1,713,547)	$(2,278,436)	$(134,725)	$(160,893)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	3,512,354	12,192,262	572,791	897,285
Net change in unrealized appreciation (depreciation) on investments	—	9,231,227	27,337,371	1,175,935	1,059,091
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	327,787	11,030,034	37,251,197	1,614,001	1,795,483

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,044,013	276,689	240,685	29,146	9,138
Annuity payments	(1,199,894)	(1,921,204)	(1,373,177)	(250,492)	(125,532)
Surrenders, withdrawals and death benefits	(17,952,047)	(13,780,776)	(17,228,345)	(878,259)	(1,658,961)
Net transfers between other subaccounts
or fixed rate option	12,210,059	1,134,149	(1,893,622)	1,876	31,113
Miscellaneous transactions	(13,146)	(1,440)	1,736	(175)	(317)
Other charges	(94,981)	(28,138)	(126,801)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,005,996)	(14,320,720)	(20,379,524)	(1,097,904)	(1,744,559)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,678,209)	(3,290,686)	16,871,673	516,097	50,924

NET ASSETS
Beginning of period	77,266,902	123,735,475	145,112,485	9,282,816	11,290,466
End of period	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390

Beginning units	68,161,725	45,952,779	42,505,671	2,931,959	3,926,067
Units issued	15,494,228	706,839	234,196	16,091	12,915
Units redeemed	(21,010,051)	(5,770,817)	(5,400,322)	(329,966)	(563,970)
Ending units	62,645,902	40,888,801	37,339,545	2,618,084	3,375,012

The accompanying notes are an integral part of these financial statements.
A 30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,981,232)	$(1,879,956)	$(34,348)	$(4,186,480)	$(758,567)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,087,713	697,562	(155,697)	19,105,496	3,199,788
Net change in unrealized appreciation (depreciation) on investments	33,173,852	18,184,113	409,323	59,736,743	10,237,410
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	42,280,333	17,001,719	219,278	74,655,759	12,678,631

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	484,629	298,071	3,675	32,895,911	188,809
Annuity payments	(1,523,227)	(1,175,037)	(35,299)	(1,873,108)	(303,166)
Surrenders, withdrawals and death benefits	(21,328,965)	(14,194,793)	(287,220)	(29,435,779)	(4,749,512)
Net transfers between other subaccounts
or fixed rate option	(2,083,066)	(100,423)	6,667	3,475,561	(541,829)
Miscellaneous transactions	(2,201)	952	(27)	679	(29)
Other charges	(280,649)	(175,592)	—	(435,780)	(60,961)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,733,479)	(15,346,822)	(312,204)	4,627,484	(5,466,688)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,546,854	1,654,897	(92,926)	79,283,243	7,211,943

NET ASSETS
Beginning of period	184,022,407	121,952,647	2,427,673	255,596,924	46,310,425
End of period	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368

Beginning units	61,202,859	25,232,505	567,488	72,391,992	17,862,656
Units issued	495,525	330,727	8,993	5,202,227	251,804
Units redeemed	(7,787,945)	(3,204,657)	(76,494)	(10,701,128)	(2,124,483)
Ending units	53,910,439	22,358,575	499,987	66,893,091	15,989,977

The accompanying notes are an integral part of these financial statements.
A 31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,089,032)	$(774,795)	$159,610	$480,777	$(283,552)
Capital gains distributions received	—	—	703,235	3,217,037	6,989,396
Net realized gain (loss) on shares redeemed	28,900,530	3,885,545	159,877	1,335,530	1,873,590
Net change in unrealized appreciation (depreciation) on investments	50,987,314	7,894,375	2,828,399	6,723,102	6,076,927
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	75,798,812	11,005,125	3,851,121	11,756,446	14,656,361

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	702,748	6,091,522	9,202	88,750	184,314
Annuity payments	(2,278,696)	(309,019)	(43,508)	(636,210)	(278,147)
Surrenders, withdrawals and death benefits	(29,983,927)	(5,696,998)	(1,341,307)	(6,369,707)	(7,268,585)
Net transfers between other subaccounts
or fixed rate option	(5,706,506)	319,425	(175,880)	(764,063)	(877,217)
Miscellaneous transactions	(1,204)	3,136	(159)	(1,435)	(1,623)
Other charges	(231,256)	(50,982)	(2,831)	(10,593)	(15,904)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,498,841)	357,084	(1,554,483)	(7,693,258)	(8,257,162)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,299,971	11,362,209	2,296,638	4,063,188	6,399,199

NET ASSETS
Beginning of period	254,460,686	52,736,752	15,414,485	50,313,114	57,041,193
End of period	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392

Beginning units	62,605,657	9,177,373	9,118,315	14,039,703	21,230,039
Units issued	369,958	915,852	94,117	42,337	48,696
Units redeemed	(8,292,866)	(1,275,826)	(890,971)	(1,930,699)	(2,796,673)
Ending units	54,682,749	8,817,399	8,321,461	12,151,341	18,482,062

The accompanying notes are an integral part of these financial statements.
A 32

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(489,526)	$234,167	$(102,381)	$(876,947)	$153,455
Capital gains distributions received	5,401,170	—	1,679,083	5,429,776	1,261,149
Net realized gain (loss) on shares redeemed	2,167,047	(412,289)	740,430	4,445,761	901,003
Net change in unrealized appreciation (depreciation) on investments	7,707,728	10,927,210	2,105,986	9,991,352	2,511,934
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	14,786,419	10,749,088	4,423,118	18,989,942	4,827,541

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	135,708	75,723	4,694	116,709	8,857
Annuity payments	(243,361)	(374,928)	(117,203)	(375,004)	(60,784)
Surrenders, withdrawals and death benefits	(6,580,031)	(4,842,582)	(2,205,809)	(5,727,892)	(1,823,145)
Net transfers between other subaccounts
or fixed rate option	(668,152)	(725,073)	(313,644)	(1,828,976)	(290,978)
Miscellaneous transactions	703	(138)	(507)	474	814
Other charges	(13,508)	(11,063)	(3,705)	(13,974)	(4,796)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,368,641)	(5,878,061)	(2,636,174)	(7,828,663)	(2,170,032)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,417,778	4,871,027	1,786,944	11,161,279	2,657,509

NET ASSETS
Beginning of period	46,477,711	45,259,103	15,159,064	54,733,225	19,900,714
End of period	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223

Beginning units	14,982,453	15,252,852	4,671,191	14,095,677	5,697,450
Units issued	107,434	36,100	102,572	209,386	114,699
Units redeemed	(2,186,306)	(1,876,933)	(789,466)	(1,866,715)	(655,294)
Ending units	12,903,581	13,412,019	3,984,297	12,438,348	5,156,855
The accompanying notes are an integral part of these financial statements.
A 33

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(314,247)	$(542,997)	$29,135	$(122,925)	$(1,179,626)
Capital gains distributions received	3,158,978	—	1,037,352	1,160,446	—
Net realized gain (loss) on shares redeemed	(570,745)	3,433,511	(667,128)	463,249	4,955,728
Net change in unrealized appreciation (depreciation) on investments	3,408,943	6,352,118	5,035,258	932,591	10,116,223
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,682,929	9,242,632	5,434,617	2,433,361	13,892,325

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,652	50,112	1,470	8,615	47,216
Annuity payments	(52,582)	(139,801)	(176,230)	(8,646)	(340,743)
Surrenders, withdrawals and death benefits	(2,343,289)	(3,890,023)	(1,935,419)	(960,779)	(7,394,446)
Net transfers between other subaccounts
or fixed rate option	(750,767)	(934,536)	(771,029)	(216,095)	440,441
Miscellaneous transactions	(279)	(1,288)	(20)	(109)	(2,000)
Other charges	(5,068)	(7,491)	(4,300)	(1,175)	(186,831)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,136,333)	(4,923,027)	(2,885,528)	(1,178,189)	(7,436,363)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,546,596	4,319,605	2,549,089	1,255,172	6,455,962

NET ASSETS
Beginning of period	19,924,934	35,913,830	19,488,723	7,846,713	68,758,638
End of period	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600

Beginning units	6,615,514	11,616,147	10,765,125	5,260,091	24,057,355
Units issued	98,692	49,676	101,580	435,954	458,005
Units redeemed	(945,698)	(1,428,949)	(1,455,765)	(1,091,885)	(2,738,434)
Ending units	5,768,508	10,236,874	9,410,940	4,604,160	21,776,926

The accompanying notes are an integral part of these financial statements.
A 34

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	4/26/2019**	12/31/2019

OPERATIONS
Net investment income (loss)	$(127,678)	$(1,513,762)	$(447,333)	$(2,420,795)	$(3,411,474)
Capital gains distributions received	1,017,067	—	—	—	—
Net realized gain (loss) on shares redeemed	468,095	9,007,517	1,040,892	137,278,213	16,616,765
Net change in unrealized appreciation (depreciation) on investments	1,335,917	20,726,306	6,700,901	(62,547,801)	44,009,871
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,693,401	28,220,061	7,294,460	72,309,617	57,215,162

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,136	97,631	52,267	1,824,221	7,127,477
Annuity payments	(2,691)	(515,775)	(258,358)	(50,167)	(196,217)
Surrenders, withdrawals and death benefits	(1,087,506)	(9,212,941)	(2,918,769)	(13,138,754)	(17,490,942)
Net transfers between other subaccounts
or fixed rate option	(170,833)	(3,915,584)	(62,366)	(551,636,033)	7,017,455
Miscellaneous transactions	(15)	(1,291)	258	2,378	(4,189)
Other charges	(26,655)	(238,273)	(66,310)	(1,725,289)	(2,035,056)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,273,564)	(13,786,233)	(3,253,278)	(564,723,644)	(5,581,472)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,419,837	14,433,828	4,041,182	(492,414,027)	51,633,690

NET ASSETS
Beginning of period	8,622,599	83,325,467	25,293,465	492,414,027	191,486,619
End of period	$10,042,436	$97,759,295	$29,334,647	$—	$243,120,309

Beginning units	4,362,142	27,121,457	15,123,747	30,514,304	10,466,355
Units issued	25,615	271,644	337,738	1,593,566	2,378,053
Units redeemed	(571,324)	(3,981,822)	(1,943,924)	(32,107,870)	(2,492,727)
Ending units	3,816,433	23,411,279	13,517,561	—	10,351,681

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 35

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(22,208,664)	$(7,331,150)	$(2,870,289)	$(2,721,351)	$(1,499,631)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	59,631,828	8,761,014	9,560,625	15,233,269	5,035,480
Net change in unrealized appreciation (depreciation) on investments	125,997,565	72,894,655	19,511,911	38,821,001	11,245,725
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	163,420,729	74,324,519	26,202,247	51,332,919	14,781,574

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,086,453	11,161,859	13,827,746	4,340,665	1,069,443
Annuity payments	(208,468)	(390,760)	(89,064)	(269,444)	(120,252)
Surrenders, withdrawals and death benefits	(102,539,311)	(45,774,502)	(19,272,449)	(13,868,813)	(8,148,890)
Net transfers between other subaccounts
or fixed rate option	90,897,256	572,018,577	20,970,385	7,226,406	11,501,580
Miscellaneous transactions	1,360	(4,346)	1,123	7,747	348
Other charges	(15,203,354)	(4,803,846)	(1,543,744)	(1,655,739)	(879,706)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,033,936	532,206,982	13,893,997	(4,219,178)	3,422,523

TOTAL INCREASE (DECREASE) IN NET ASSETS	168,454,665	606,531,501	40,096,244	47,113,741	18,204,097

NET ASSETS
Beginning of period	1,245,804,034	119,810,625	183,295,846	146,257,718	83,510,458
End of period	$1,414,258,699	$726,342,126	$223,392,090	$193,371,459	$101,714,555

Beginning units	95,362,639	8,216,645	12,897,650	7,551,486	4,672,920
Units issued	15,112,947	39,581,597	4,163,733	1,843,381	1,237,009
Units redeemed	(14,363,063)	(7,233,452)	(3,173,846)	(1,943,145)	(1,077,066)
Ending units	96,112,523	40,564,790	13,887,537	7,451,722	4,832,863

The accompanying notes are an integral part of these financial statements.
A 36

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,809,129)	$(8,916,008)	$(5,335,128)	$(6,336,399)	$(2,920,898)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,781,865	47,843,060	28,018,127	45,986,613	21,567,889
Net change in unrealized appreciation (depreciation) on investments	17,956,205	103,852,175	81,686,949	67,375,551	44,643,220
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,928,941	142,779,227	104,369,948	107,025,765	63,290,211

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,388,627	12,541,993	6,807,666	6,317,399	10,473,471
Annuity payments	(113,095)	(342,992)	(537,258)	(274,778)	(256,884)
Surrenders, withdrawals and death benefits	(10,782,613)	(50,314,345)	(36,192,078)	(36,590,176)	(16,623,816)
Net transfers between other subaccounts
or fixed rate option	12,835,111	12,182,144	16,107,461	4,655,184	9,960,135
Miscellaneous transactions	12,243	27,603	(2,512)	43,161	3,715
Other charges	(1,034,827)	(5,407,170)	(4,246,013)	(3,633,466)	(1,762,168)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,305,446	(31,312,767)	(18,062,734)	(29,482,676)	1,794,453

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,234,387	111,466,460	86,307,214	77,543,089	65,084,664

NET ASSETS
Beginning of period	101,851,723	503,319,469	371,821,543	365,723,843	176,702,614
End of period	$126,086,110	$614,785,929	$458,128,757	$443,266,932	$241,787,278

Beginning units	5,875,034	25,756,780	21,289,126	15,298,440	7,727,932
Units issued	1,741,047	4,933,287	3,252,877	2,704,286	2,480,191
Units redeemed	(1,578,903)	(6,132,168)	(4,061,735)	(3,652,098)	(2,243,900)
Ending units	6,037,178	24,557,899	20,480,268	14,350,628	7,964,223

The accompanying notes are an integral part of these financial statements.
A 37

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,953,522)	$(2,482,843)	$(3,614,472)	$(3,472,773)	$(169,194,039)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,548,104	2,245,396	19,072,550	1,525,017	515,282,836
Net change in unrealized appreciation (depreciation) on investments	42,822,740	5,429,235	35,099,149	30,581,352	1,523,726,977
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	54,417,322	5,191,788	50,557,227	28,633,596	1,869,815,774

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,359,114	8,717,175	6,939,232	2,328,506	264,274,666
Annuity payments	(69,837)	(257,645)	(206,598)	(215,048)	(2,495,688)
Surrenders, withdrawals and death benefits	(25,524,124)	(25,245,979)	(21,178,655)	(17,333,276)	(795,467,334)
Net transfers between other subaccounts
or fixed rate option	33,281,328	39,611,855	7,684,883	45,027,453	307,652,833
Miscellaneous transactions	9,287	(229)	13,416	2,010	52,756
Other charges	(2,896,784)	(1,246,108)	(2,163,855)	(2,043,408)	(124,981,751)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	15,158,984	21,579,069	(8,911,577)	27,766,237	(350,964,518)

TOTAL INCREASE (DECREASE) IN NET ASSETS	69,576,306	26,770,857	41,645,650	56,399,833	1,518,851,256

NET ASSETS
Beginning of period	275,011,841	154,769,132	223,948,245	180,098,308	9,844,072,579
End of period	$344,588,147	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835

Beginning units	14,848,798	15,417,587	9,827,602	20,118,870	650,404,771
Units issued	4,255,495	7,324,190	2,387,774	7,653,105	64,104,410
Units redeemed	(3,418,205)	(5,266,185)	(2,701,411)	(4,815,589)	(80,930,238)
Ending units	15,686,088	17,475,592	9,513,965	22,956,386	633,578,943

The accompanying notes are an integral part of these financial statements.
A 38

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(5,837,129)	$(3,480,875)	$(2,213,695)	$(23,498,644)	$(141,653,891)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	30,726,838	9,774,458	1,311,902	50,348,425	526,340,217
Net change in unrealized appreciation (depreciation) on investments	74,396,741	41,181,483	1,258,940	222,996,289	1,220,847,192
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	99,286,450	47,475,066	357,147	249,846,070	1,605,533,518

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,995,308	4,045,743	4,759,322	48,920,703	271,432,658
Annuity payments	(159,700)	(177,620)	(96,609)	(485,990)	(2,223,023)
Surrenders, withdrawals and death benefits	(33,042,341)	(18,148,786)	(15,325,816)	(103,482,949)	(586,803,489)
Net transfers between other subaccounts
or fixed rate option	6,018,937	13,002,037	23,491,359	75,124,282	411,086,697
Miscellaneous transactions	(1,073)	3,579	(382)	10,438	67,726
Other charges	(3,828,742)	(2,057,614)	(1,711,046)	(17,495,683)	(94,654,578)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,017,611)	(3,332,661)	11,116,828	2,590,801	(1,094,009)

TOTAL INCREASE (DECREASE) IN NET ASSETS	78,268,839	44,142,405	11,473,975	252,436,871	1,604,439,509

NET ASSETS
Beginning of period	354,583,679	184,019,710	167,384,713	1,310,262,711	7,745,029,185
End of period	$432,852,518	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694

Beginning units	20,366,307	15,994,454	16,606,863	102,639,633	498,528,585
Units issued	3,978,921	4,178,332	3,973,534	11,672,524	77,163,676
Units redeemed	(4,901,383)	(4,376,903)	(2,959,255)	(11,268,374)	(73,477,059)
Ending units	19,443,845	15,795,883	17,621,142	103,043,783	502,215,202

The accompanying notes are an integral part of these financial statements.
A 39

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(44,754,001)	$(114,065,840)	$(67,957,288)	$(51,870,267)	$(198,598,615)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	100,032,450	407,630,726	202,237,202	143,726,508	426,883,895
Net change in unrealized appreciation (depreciation) on investments	284,426,088	888,780,487	373,477,412	454,816,296	1,753,479,766
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	339,704,537	1,182,345,373	507,757,326	546,672,537	1,981,765,046

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27,253,992	235,041,902	120,287,355	64,824,288	214,450,170
Annuity payments	(1,360,420)	(4,550,263)	(4,236,513)	(812,624)	(2,512,105)
Surrenders, withdrawals and death benefits	(191,790,300)	(534,484,388)	(439,144,640)	(240,811,553)	(892,871,161)
Net transfers between other subaccounts
or fixed rate option	370,107,736	196,585,979	284,025,448	140,196,997	990,686,650
Miscellaneous transactions	(6,117)	(16,971)	393	1,656	(5,164)
Other charges	(26,939,499)	(77,131,361)	(43,156,250)	(38,238,550)	(148,811,986)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	177,265,392	(184,555,102)	(82,224,207)	(74,839,786)	160,936,404

TOTAL INCREASE (DECREASE) IN NET ASSETS	516,969,929	997,790,271	425,533,119	471,832,751	2,142,701,450

NET ASSETS
Beginning of period	2,281,768,895	6,701,811,750	3,901,018,323	2,980,411,166	11,139,503,571
End of period	$2,798,738,824	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021

Beginning units	186,564,308	454,582,371	292,347,218	223,079,707	735,148,564
Units issued	47,843,687	50,961,223	44,495,151	25,364,367	126,837,899
Units redeemed	(34,689,377)	(59,935,128)	(49,118,304)	(29,136,031)	(114,113,417)
Ending units	199,718,618	445,608,466	287,724,065	219,308,043	747,873,046

The accompanying notes are an integral part of these financial statements.
A 40

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(98,405,443)	$(14,245,651)	$642,684	$(4,196,921)	$(23,968,850)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	355,724,381	92,928,484	—	20,176,419	41,747,534
Net change in unrealized appreciation (depreciation) on investments	871,809,781	135,337,036	—	48,159,247	93,482,322
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,129,128,719	214,019,869	642,684	64,138,745	111,261,006

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	122,982,899	32,575,226	40,460,069	7,514,989	16,133,543
Annuity payments	(1,200,379)	(1,099,425)	(537,336)	(199,526)	(1,780,648)
Surrenders, withdrawals and death benefits	(471,745,943)	(82,040,549)	(949,867,930)	(21,886,057)	(148,047,831)
Net transfers between other subaccounts
or fixed rate option	138,084,890	49,168,060	923,007,055	21,066,300	182,127,280
Miscellaneous transactions	21,743	61,864	1,122	5,834	12,861
Other charges	(71,059,072)	(8,060,787)	(1,204,551)	(2,288,937)	(14,507,262)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(282,915,862)	(9,395,611)	11,858,429	4,212,603	33,937,943

TOTAL INCREASE (DECREASE) IN NET ASSETS	846,212,857	204,624,258	12,501,113	68,351,348	145,198,949

NET ASSETS
Beginning of period	5,670,024,918	806,817,394	218,732,261	223,149,485	1,411,076,520
End of period	$6,516,237,775	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469

Beginning units	369,894,103	29,237,797	23,879,398	10,534,931	124,402,677
Units issued	34,138,602	6,697,000	46,215,829	2,743,605	29,372,598
Units redeemed	(48,391,749)	(6,602,864)	(44,953,814)	(2,510,068)	(26,942,581)
Ending units	355,640,956	29,331,933	25,141,413	10,768,468	126,832,694

The accompanying notes are an integral part of these financial statements.
A 41

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019**

OPERATIONS
Net investment income (loss)	$(1,847,075)	$(3,167,380)	$(42,551,075)	$(18,601,783)	$(681,291)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,888,721	15,304,164	277,211,839	29,547,859	1,251,260
Net change in unrealized appreciation (depreciation) on investments	20,310,920	58,287,199	7,157,533	119,133,859	(513,940)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,352,566	70,423,983	241,818,297	130,079,935	56,029

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,100,001	5,807,260	32,585	15,277,921	—
Annuity payments	(135,122)	(156,582)	(404,969)	(596,886)	—
Surrenders, withdrawals and death benefits	(9,539,624)	(20,003,944)	(156,339,645)	(119,588,808)	(6,311,493)
Net transfers between other subaccounts
or fixed rate option	11,775,018	(4,049,760)	(5,640,890,539)	125,244,632	(63,294,806)
Miscellaneous transactions	5,374	2,538	1,777	(641)	(448)
Other charges	(1,029,526)	(2,732,374)	(33,081,430)	(12,924,230)	(42,542)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,176,121	(21,132,862)	(5,830,682,221)	7,411,988	(69,649,289)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,528,687	49,291,121	(5,588,863,924)	137,491,923	(69,593,260)

NET ASSETS
Beginning of period	112,783,217	234,931,198	7,019,501,857	1,185,538,988	69,593,260
End of period	$138,311,904	$284,222,319	$1,430,637,933	$1,323,030,911	$—

Beginning units	10,562,740	18,471,642	571,595,380	96,819,955	6,207,848
Units issued	2,635,849	2,747,032	94,124,419	20,317,768	119,277
Units redeemed	(2,353,937)	(4,148,767)	(568,369,655)	(19,870,512)	(6,327,125)
Ending units	10,844,652	17,069,907	97,350,144	97,267,211	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 42

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,075,475)	$(3,138,136)	$(4,580,687)	$(57,838,719)	$(36,857,029)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,509,144	3,277,880	18,832,417	127,675,464	97,792,731
Net change in unrealized appreciation (depreciation) on investments	10,344,486	20,233,880	41,363,201	494,617,994	316,776,525
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,778,155	20,373,624	55,614,931	564,454,739	377,712,227

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,583,032	1,675,279	7,005,451	62,402,441	68,045,193
Annuity payments	(6,605)	(21,264)	(89,438)	(1,074,123)	(162,586)
Surrenders, withdrawals and death benefits	(5,193,333)	(14,727,470)	(23,750,511)	(262,534,734)	(147,576,727)
Net transfers between other subaccounts
or fixed rate option	4,518,590	33,006,186	28,075,788	236,013,628	143,829,790
Miscellaneous transactions	632	1,861	17,246	(7,317)	15,416
Other charges	(654,709)	(2,079,864)	(2,835,812)	(46,283,353)	(28,287,713)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,247,607	17,854,728	8,422,724	(11,483,458)	35,863,373

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,025,762	38,228,352	64,037,655	552,971,281	413,575,600

NET ASSETS
Beginning of period	57,714,975	171,196,680	258,664,568	3,400,440,878	2,084,921,977
End of period	$72,740,737	$209,425,032	$322,702,223	$3,953,412,159	$2,498,497,577

Beginning units	3,863,971	18,398,504	13,467,787	262,006,212	147,089,747
Units issued	1,240,097	6,776,561	3,527,667	31,236,386	21,741,372
Units redeemed	(1,128,208)	(5,119,014)	(3,077,042)	(30,803,019)	(18,140,297)
Ending units	3,975,860	20,056,051	13,918,412	262,439,579	150,690,822

The accompanying notes are an integral part of these financial statements.
A 43

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(31,222,894)	$(7,036)	$924	$(7,014)	$(21,164)
Capital gains distributions received	—	27,323	80,009	38,005	205,653
Net realized gain (loss) on shares redeemed	52,623,402	26,673	(18,183)	58,608	51,943
Net change in unrealized appreciation (depreciation) on investments	244,893,079	62,504	46,353	88,450	24,300
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	266,293,587	109,464	109,103	178,049	260,732

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	49,629,241	—	5,214	16,726	10,613
Annuity payments	(459,236)	—	—	—	—
Surrenders, withdrawals and death benefits	(130,827,570)	(11,544)	(10,374)	(42,483)	(71,777)
Net transfers between other subaccounts
or fixed rate option	209,986,567	102,510	28,001	(162,424)	118,264
Miscellaneous transactions	(6,304)	—	—	21	3
Other charges	(25,325,861)	(4,396)	(5,143)	(6,582)	(13,892)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	102,996,837	86,570	17,698	(194,742)	43,211

TOTAL INCREASE (DECREASE) IN NET ASSETS	369,290,424	196,034	126,801	(16,693)	303,943

NET ASSETS
Beginning of period	1,775,755,842	432,173	405,129	712,958	1,412,832
End of period	$2,145,046,266	$628,207	$531,930	$696,265	$1,716,775

Beginning units	146,491,433	16,200	23,269	58,275	55,775
Units issued	26,618,217	9,074	8,395	14,233	20,272
Units redeemed	(18,347,847)	(5,877)	(6,434)	(26,146)	(18,105)
Ending units	154,761,803	19,397	25,230	46,362	57,942

The accompanying notes are an integral part of these financial statements.
A 44

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(6,933)	$(8,360)	$(4,747)	$1,424	$(6,320)
Capital gains distributions received	98,644	60,558	17,392	14,050	72,583
Net realized gain (loss) on shares redeemed	17,156	(9,277)	(191)	2,021	(13,724)
Net change in unrealized appreciation (depreciation) on investments	27,753	66,525	88,383	34,450	32,308
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	136,620	109,446	100,837	51,945	84,847

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,294	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,460)	(27,680)	(37,082)	(10,469)	(34,721)
Net transfers between other subaccounts
or fixed rate option	(94,166)	25,242	229,696	124,002	(99,757)
Miscellaneous transactions	—	—	—	55	—
Other charges	(4,775)	(4,947)	(3,899)	(2,564)	(3,753)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(102,107)	(7,385)	188,715	111,024	(138,231)

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,513	102,061	289,552	162,969	(53,384)

NET ASSETS
Beginning of period	472,779	487,977	332,837	174,678	579,708
End of period	$507,292	$590,038	$622,389	$337,647	$526,324

Beginning units	27,062	27,609	20,252	12,443	26,844
Units issued	3,989	5,308	12,894	9,576	4,357
Units redeemed	(8,872)	(5,299)	(3,134)	(4,305)	(9,746)
Ending units	22,179	27,618	30,012	17,714	21,455
The accompanying notes are an integral part of these financial statements.
A 45

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,788)	$1,257	$3,188	$(16,125)	$(3,606)
Capital gains distributions received	—	—	34,692	259,818	79,755
Net realized gain (loss) on shares redeemed	(9,193)	(2,163)	9,996	19,508	22,416
Net change in unrealized appreciation (depreciation) on investments	56,133	9,226	53,569	(4,021)	96,292
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,152	8,320	101,445	259,180	194,857

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	3,581	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(13,904)	(3,486)	(9,555)	(39,148)	(17,936)
Net transfers between other subaccounts
or fixed rate option	(85,961)	10,282	151,772	141,460	63,004
Miscellaneous transactions	11	—	—	—	39
Other charges	(1,473)	(587)	(5,173)	(8,610)	(6,206)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(101,327)	6,209	140,625	93,702	38,901

TOTAL INCREASE (DECREASE) IN NET ASSETS	(57,175)	14,529	242,070	352,882	233,758

NET ASSETS
Beginning of period	291,669	64,024	414,629	866,484	683,982
End of period	$234,494	$78,553	$656,699	$1,219,366	$917,740

Beginning units	16,720	5,888	24,933	43,260	49,052
Units issued	3,676	2,550	10,998	10,408	9,904
Units redeemed	(8,797)	(2,038)	(4,582)	(5,997)	(7,205)
Ending units	11,599	6,400	31,349	47,671	51,751

The accompanying notes are an integral part of these financial statements.
A 46

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,714,634)	$(661,003)	$(996,526)	$3,767	$(11,392)
Capital gains distributions received	—	—	—	63,442	83,048
Net realized gain (loss) on shares redeemed	21,741,924	315,574	3,303,343	(12,510)	58,108
Net change in unrealized appreciation (depreciation) on investments	48,983,795	637,496	(1,240,475)	(34,651)	79,867
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	67,011,085	292,067	1,066,342	20,048	209,631

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,126,522	—	—	—	173
Annuity payments	(159,229)	—	—	—	—
Surrenders, withdrawals and death benefits	(23,510,893)	(11,475,042)	(4,120,312)	(13,142)	(224,177)
Net transfers between other subaccounts
or fixed rate option	12,841,464	47,000,736	(8,727,674)	(7,254)	(22,342)
Miscellaneous transactions	2,783	581	214	—	2
Other charges	(2,226,502)	(3,947)	(28,654)	(443)	(2,147)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	74,145	35,522,328	(12,876,426)	(20,839)	(248,491)

TOTAL INCREASE (DECREASE) IN NET ASSETS	67,085,230	35,814,395	(11,810,084)	(791)	(38,860)

NET ASSETS
Beginning of period	213,715,238	10,234,442	46,916,792	156,441	705,016
End of period	$280,800,468	$46,048,837	$35,106,708	$155,650	$666,156

Beginning units	9,214,671	873,859	3,939,092	9,950	177,323
Units issued	2,511,491	4,158,728	2,136,355	211	753
Units redeemed	(2,377,673)	(1,158,262)	(3,297,067)	(1,455)	(54,104)
Ending units	9,348,489	3,874,325	2,778,380	8,706	123,972

The accompanying notes are an integral part of these financial statements.
A 47

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(6,945)	$(557,051)	$(14,586,632)	$(29,202,734)	$(15,374)
Capital gains distributions received	62,057	—	—	—	145,054
Net realized gain (loss) on shares redeemed	16,955	683,494	83,137,060	49,472,488	63,241
Net change in unrealized appreciation (depreciation) on investments	13,779	704,332	140,360,164	251,314,114	148,689
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	85,846	830,775	208,910,592	271,583,868	341,610

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	218,336,187	57,193,306	—
Annuity payments	—	—	(146,688)	(3,084,920)	—
Surrenders, withdrawals and death benefits	(51,616)	(2,215,768)	(227,650,351)	(133,193,607)	(256,717)
Net transfers between other subaccounts
or fixed rate option	19,510	(4,907,575)	(4,084,188)	88,666,892	(35,232)
Miscellaneous transactions	—	(1,380)	47,737	(1,875)	—
Other charges	(448)	(25,988)	(2,961,296)	(20,826,561)	(1,805)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(32,554)	(7,150,711)	(16,458,599)	(11,246,765)	(293,754)

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,292	(6,319,936)	192,451,993	260,337,103	47,856

NET ASSETS
Beginning of period	368,385	27,093,949	1,066,651,624	1,681,427,316	1,279,643
End of period	$421,677	$20,774,013	$1,259,103,617	$1,941,764,419	$1,327,499

Beginning units	16,751	2,413,046	77,775,300	142,882,750	65,422
Units issued	1,574	264,019	19,985,334	12,032,806	128
Units redeemed	(2,776)	(892,530)	(17,011,589)	(12,476,187)	(13,186)
Ending units	15,549	1,784,535	80,749,045	142,439,369	52,364

The accompanying notes are an integral part of these financial statements.
A 48

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,477,200)	$(155,592)	$(9,495,287)	$(65,035)	$(2,498,174)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,229,725	481,393	12,971,618	109,502	7,738,561
Net change in unrealized appreciation (depreciation) on investments	22,800,788	36,177	115,460,259	912,280	36,587,498
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,553,313	361,978	118,936,590	956,747	41,827,885

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,612,135	—	79,401,998	1,049,334	8,013,111
Annuity payments	(180,241)	—	(92,723)	—	(142,721)
Surrenders, withdrawals and death benefits	(48,354,340)	(858,012)	(37,959,063)	(371,914)	(11,114,386)
Net transfers between other subaccounts
or fixed rate option	75,258,512	(3,726,060)	84,909,200	(238,699)	29,780,387
Miscellaneous transactions	(87)	(338)	(3,138)	1,049	(1,538)
Other charges	(3,464,178)	(5,387)	(8,141,363)	(29,714)	(1,538,899)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	39,871,801	(4,589,797)	118,114,911	410,056	24,995,954

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,425,114	(4,227,819)	237,051,501	1,366,803	66,823,839

NET ASSETS
Beginning of period	295,254,166	10,166,811	511,595,147	6,818,248	138,715,955
End of period	$361,679,280	$5,938,992	$748,646,648	$8,185,051	$205,539,794

Beginning units	26,711,644	1,036,940	40,452,623	676,246	8,592,386
Units issued	10,861,973	161,279	12,166,452	191,597	3,707,207
Units redeemed	(7,295,542)	(625,054)	(3,679,887)	(154,276)	(2,262,132)
Ending units	30,278,075	573,165	48,939,188	713,567	10,037,461

The accompanying notes are an integral part of these financial statements.
A 49

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(238,809)	$(254,850)	$(2,219,077)	$(234,319,805)	$(189,444)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,113,553	(45,560)	8,737,614	7,000,132	590,491
Net change in unrealized appreciation (depreciation) on investments	(174,251)	4,546,379	30,596,302	2,007,497,930	3,533,007
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	700,493	4,245,969	37,114,839	1,780,178,257	3,934,054

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	4,221,921	5,529,274	3,288,521,346	2,796,158
Annuity payments	—	(41,696)	(200,898)	(1,691,348)	(42,910)
Surrenders, withdrawals and death benefits	(1,520,843)	(1,786,629)	(10,728,393)	(714,654,957)	(1,298,179)
Net transfers between other subaccounts
or fixed rate option	(14,995,114)	620,333	26,600,286	30,000,216	(183,279)
Miscellaneous transactions	(59)	1,737	4,320	92,174	1,504
Other charges	(4,397)	(112,953)	(1,309,222)	(1,360,685)	(85,569)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(16,520,413)	2,902,713	19,895,367	2,600,906,746	1,187,725

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,819,920)	7,148,682	57,010,206	4,381,085,003	5,121,779

NET ASSETS
Beginning of period	20,452,659	23,988,989	117,570,092	9,805,072,122	17,549,835
End of period	$4,632,739	$31,137,671	$174,580,298	$14,186,157,125	$22,671,614

Beginning units	2,166,830	2,405,900	7,719,740	941,647,455	1,160,988
Units issued	354,204	648,945	3,227,268	234,052,490	307,834
Units redeemed	(2,061,023)	(376,018)	(2,039,649)	(5,850,681)	(225,295)
Ending units	460,011	2,678,827	8,907,359	1,169,849,264	1,243,527

The accompanying notes are an integral part of these financial statements.
A 50

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(136,504)	$(359,310)	$(31,630,598)	$(212,832)	$(464,703)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	473,945	1,769,583	8,742,547	378,085	1,144,647
Net change in unrealized appreciation (depreciation) on investments	3,136,220	(227,063)	456,642,009	5,775,199	12,965,037
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,473,661	1,183,210	433,753,958	5,940,452	13,644,981

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,443,748	—	521,434,277	4,852,735	8,390,239
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(961,971)	(3,156,719)	(68,427,264)	(1,668,761)	(4,403,069)
Net transfers between other subaccounts
or fixed rate option	(99,558)	(19,704,579)	359,395,287	286,010	14,010,611
Miscellaneous transactions	(430)	288	(24,865)	(3,391)	(656)
Other charges	(68,660)	(5,018)	(29,970,509)	(197,961)	(421,719)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,313,129	(22,866,028)	782,406,926	3,268,632	17,575,406

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,786,790	(21,682,818)	1,216,160,884	9,209,084	31,220,387

NET ASSETS
Beginning of period	13,957,331	30,694,154	1,489,625,043	29,295,145	52,914,322
End of period	$18,744,121	$9,011,336	$2,705,785,927	$38,504,229	$84,134,709

Beginning units	882,618	2,826,703	125,667,557	2,648,355	4,446,454
Units issued	249,667	542,905	63,219,605	520,475	1,987,457
Units redeemed	(143,080)	(2,593,975)	(3,363,424)	(221,139)	(544,382)
Ending units	989,205	775,633	185,523,738	2,947,691	5,889,529

The accompanying notes are an integral part of these financial statements.
A 51

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(461,959)	$(114,573)	$(220,524)	$(227,667)	$(13,067)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,431,477	29,715	648,451	296,200	(23,571)
Net change in unrealized appreciation (depreciation) on investments	9,001,752	1,039,596	7,569,930	2,627,277	(50,322)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,971,270	954,738	7,997,857	2,695,810	(86,960)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,565,437	2,272,649	5,395,868	4,944,503	282,471
Annuity payments	—	—	(69,662)	(25,769)	—
Surrenders, withdrawals and death benefits	(4,122,599)	(1,526,577)	(1,548,619)	(2,265,055)	(101,089)
Net transfers between other subaccounts
or fixed rate option	(3,479,323)	(1,096,925)	(947,206)	(358,958)	(278,883)
Miscellaneous transactions	2,968	(80)	1,823	373	44
Other charges	(434,774)	(111,797)	(205,021)	(217,052)	(12,107)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(468,291)	(462,730)	2,627,183	2,078,042	(109,564)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,502,979	492,008	10,625,040	4,773,852	(196,524)

NET ASSETS
Beginning of period	70,334,479	19,025,770	30,681,919	33,023,829	2,420,854
End of period	$79,837,458	$19,517,778	$41,306,959	$37,797,681	$2,224,330

Beginning units	5,860,541	1,990,339	2,697,700	3,215,908	254,063
Units issued	738,387	285,974	540,506	608,095	48,072
Units redeemed	(734,796)	(345,202)	(313,228)	(415,939)	(59,067)
Ending units	5,864,132	1,931,111	2,924,978	3,408,064	243,068

The accompanying notes are an integral part of these financial statements.
A 52

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(39,994)	$(43,130)	$(6,129,182)	$(1,147,004)	$(26,030)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	107,179	31,624	1,944,596	4,288,992	28,177
Net change in unrealized appreciation (depreciation) on investments	1,524,442	315,620	68,455,594	1,606,856	260,431
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,591,627	304,114	64,271,008	4,748,844	262,578

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	951,985	1,962,787	69,601,750	—	1,462,283
Annuity payments	—	—	(25,100)	(54,367)	—
Surrenders, withdrawals and death benefits	(188,012)	(365,330)	(12,939,085)	(8,833,850)	(178,226)
Net transfers between other subaccounts
or fixed rate option	(294,350)	1,864,509	65,412,318	(31,388,847)	(79,061)
Miscellaneous transactions	(15)	(130)	(13,546)	(38)	4
Other charges	(36,640)	(40,082)	(6,070,983)	(21,543)	(24,037)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	432,968	3,421,754	115,965,354	(40,298,645)	1,180,963

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,024,595	3,725,868	180,236,362	(35,549,801)	1,443,541

NET ASSETS
Beginning of period	5,675,867	5,149,142	321,087,527	74,689,589	3,850,443
End of period	$7,700,462	$8,875,010	$501,323,889	$39,139,788	$5,293,984

Beginning units	529,148	548,603	29,409,375	7,783,001	361,055
Units issued	100,400	515,367	11,277,973	2,248,355	159,022
Units redeemed	(58,916)	(161,563)	(1,334,892)	(6,267,890)	(47,408)
Ending units	570,632	902,407	39,352,456	3,763,466	472,669

The accompanying notes are an integral part of these financial statements.
A 53

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	6/28/2019**	12/31/2019	12/31/2019	6/28/2019**

OPERATIONS
Net investment income (loss)	$(12,083)	$(7,312)	$(15,905)	$(28,255)	$(8,380)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,731	4,365	28,767	35,796	(8,600)
Net change in unrealized appreciation (depreciation) on investments	155,979	7,333	132,294	618,027	119,274
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	153,627	4,386	145,156	625,568	102,294

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	705,871	210,974	648,180	732,672	46,093
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(72,076)	(27,777)	(96,738)	(149,849)	(22,211)
Net transfers between other subaccounts
or fixed rate option	172,242	(2,342,183)	558,735	98,753	(3,034,613)
Miscellaneous transactions	221	(21)	(380)	(75)	(9)
Other charges	(10,644)	(6,799)	(14,598)	(25,409)	(7,613)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	795,614	(2,165,806)	1,095,199	656,092	(3,018,353)

TOTAL INCREASE (DECREASE) IN NET ASSETS	949,241	(2,161,420)	1,240,355	1,281,660	(2,916,059)

NET ASSETS
Beginning of period	1,609,795	2,161,420	2,103,437	3,886,044	2,916,059
End of period	$2,559,036	$—	$3,343,792	$5,167,704	$—

Beginning units	154,322	241,063	195,134	378,169	340,397
Units issued	88,150	66,771	136,752	101,880	25,751
Units redeemed	(13,379)	(307,834)	(37,178)	(42,056)	(366,148)
Ending units	229,093	—	294,708	437,993	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 54

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	6/28/2019**	1/25/2019**	12/31/2019

OPERATIONS
Net investment income (loss)	$(46,772)	$(53,610)	$(14,083)	$(6,066)	$352,609
Capital gains distributions received	—	—	—	—	1,896,144
Net realized gain (loss) on shares redeemed	4,384	12,219	493,418	1,171,187	100
Net change in unrealized appreciation (depreciation) on investments	1,172,475	431,800	7,321	(655,665)	4,703,648
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,130,087	390,409	486,656	509,456	6,952,501

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,120,222	867,667	302,645	344,340	7,045,210
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(226,807)	(405,087)	(39,412)	(73,964)	(2,035,097)
Net transfers between other subaccounts
or fixed rate option	306,429	182,510	(5,578,278)	(15,027,786)	16,249
Miscellaneous transactions	67	(215)	(13)	1,047	924
Other charges	(42,679)	(51,411)	(14,362)	(7,016)	(251,081)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,157,232	593,464	(5,329,420)	(14,763,379)	4,776,205

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,287,319	983,873	(4,842,764)	(14,253,923)	11,728,706

NET ASSETS
Beginning of period	6,560,071	8,325,853	4,842,764	14,253,923	39,435,605
End of period	$8,847,390	$9,309,726	$—	$—	$51,164,311

Beginning units	668,651	874,887	456,087	1,268,915	3,692,794
Units issued	182,989	132,737	31,143	20,566	729,398
Units redeemed	(72,611)	(73,133)	(487,230)	(1,289,481)	(291,759)
Ending units	779,029	934,491	—	—	4,130,433

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 55

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$421,090	$(1,184,283)	$24,421	$(293,808)	$(192,026)
Capital gains distributions received	44,540	—	—	—	—
Net realized gain (loss) on shares redeemed	60,545	4,461,791	126,822	1,938,487	306,521
Net change in unrealized appreciation (depreciation) on investments	1,560,300	2,285,245	929,895	(155,348)	(70,028)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,086,475	5,562,753	1,081,138	1,489,331	44,467

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,716,247	—	6,933	—	—
Annuity payments	—	—	(65,825)	—	—
Surrenders, withdrawals and death benefits	(753,615)	(10,809,037)	(493,932)	(1,931,823)	(2,261,737)
Net transfers between other subaccounts
or fixed rate option	901,888	(46,769,924)	(101,594)	(17,083,356)	17,952,073
Miscellaneous transactions	(349)	(6,677)	305	137,288	124
Other charges	(102,334)	(31,386)	(23,463)	(5,319)	(3,115)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,761,837	(57,617,024)	(677,576)	(18,883,210)	15,687,345

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,848,312	(52,054,271)	403,562	(17,393,879)	15,731,812

NET ASSETS
Beginning of period	13,988,226	86,290,881	5,533,421	26,722,851	3,009,145
End of period	$19,836,538	$34,236,610	$5,936,983	$9,328,972	$18,740,957

Beginning units	1,264,337	9,049,585	506,495	2,787,789	312,997
Units issued	472,206	2,095,465	19,281	2,042,450	2,184,561
Units redeemed	(142,375)	(7,848,603)	(75,070)	(3,943,588)	(732,015)
Ending units	1,594,168	3,296,447	450,706	886,651	1,765,543

The accompanying notes are an integral part of these financial statements.
A 56

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio
	1/1/2019	1/2/2019*	1/28/2019*	1/28/2019*	8/19/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(7,798,261)	$(97,827)	$(966,371)	$(680,217)	$(238)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	66,774	(6,275)	21,723	71,948	1
Net change in unrealized appreciation (depreciation) on investments	112,524,122	(119,031)	13,051,597	8,199,888	1,148
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	104,792,635	(223,133)	12,106,949	7,591,619	911

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	458,956,756	—	153,911,798	114,530,816	278,535
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(7,902,684)	(1,694,310)	(551,814)	(573,486)	—
Net transfers between other subaccounts
or fixed rate option	80,045,106	12,144,440	7,427,163	7,286,415	—
Miscellaneous transactions	(6,597)	94,520	11,841	5,344	—
Other charges	(7,625,018)	(304)	(711,987)	(591,848)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	523,467,563	10,544,346	160,087,001	120,657,241	278,535

TOTAL INCREASE (DECREASE) IN NET ASSETS	628,260,198	10,321,213	172,193,950	128,248,860	279,446

NET ASSETS
Beginning of period	274,473,102	—	—	—	—
End of period	$902,733,300	$10,321,213	$172,193,950	$128,248,860	$279,446

Beginning units	28,990,091	—	—	—	—
Units issued	50,118,528	3,763,328	14,205,968	11,103,167	27,773
Units redeemed	(133,918)	(2,842,978)	(81,612)	(214,090)	—
Ending units	78,974,701	920,350	14,124,356	10,889,077	27,773
*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 57

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Corporate Bond Portfolio	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio
	8/19/2019*	8/19/2019*	8/19/2019*	8/19/2019*	11/18/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(238)	$(218)	$(744)	$(238)	$(461)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1	1	4	1	3
Net change in unrealized appreciation (depreciation) on investments	1,386	1,498	5,018	1,090	8,295
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,149	1,281	4,278	853	7,837

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	278,534	261,034	640,035	278,535	1,091,132
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	73
Miscellaneous transactions	—	—	—	—	367
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	278,534	261,034	640,035	278,535	1,091,572

TOTAL INCREASE (DECREASE) IN NET ASSETS	279,683	262,315	644,313	279,388	1,099,409

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$279,683	$262,315	$644,313	$279,388	$1,099,409

Beginning units	—	—	—	—	—
Units issued	27,742	26,072	63,601	27,768	106,752
Units redeemed	—	—	—	—	(26)
Ending units	27,742	26,072	63,601	27,768	106,726

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 58

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$33,696	$(1,837,732)	$(2,522,005)	$(147,673)	$(180,128)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,467,226	13,380,820	618,353	1,042,019
Net change in unrealized appreciation (depreciation) on investments	—	(2,921,368)	(19,531,080)	(1,005,978)	(1,317,844)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	33,696	(2,291,874)	(8,672,265)	(535,298)	(455,953)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,109,260	754,870	628,347	24,817	10,000
Annuity payments	(1,251,270)	(1,635,135)	(883,438)	(157,682)	(174,200)
Surrenders, withdrawals and death benefits	(15,704,956)	(15,409,667)	(18,733,635)	(1,085,036)	(1,632,626)
Net transfers between other subaccounts
or fixed rate option	10,767,531	1,565,253	(3,781,891)	(72,825)	(451,507)
Miscellaneous transactions	5,502	4,612	5,060	385	34
Other charges	(102,328)	(32,379)	(139,476)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,176,261)	(14,752,446)	(22,905,033)	(1,290,341)	(2,248,299)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,142,565)	(17,044,320)	(31,577,298)	(1,825,639)	(2,704,252)

NET ASSETS
Beginning of period	82,409,467	140,779,795	176,689,783	11,108,455	13,994,718
End of period	$77,266,902	$123,735,475	$145,112,485	$9,282,816	$11,290,466

Beginning units	72,664,979	51,465,051	48,485,270	3,315,066	4,680,398
Units issued	14,932,722	621,807	442,257	12,629	15,492
Units redeemed	(19,435,976)	(6,134,079)	(6,421,856)	(395,736)	(769,823)
Ending units	68,161,725	45,952,779	42,505,671	2,931,959	3,926,067

The accompanying notes are an integral part of these financial statements.
A 59

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,339,958)	$1,889,605	$(42,051)	$(4,168,246)	$(821,789)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,689,572	(620,728)	(94,585)	16,909,451	3,804,330
Net change in unrealized appreciation (depreciation) on investments	(32,732,672)	(4,684,569)	(447,588)	(29,046,554)	(7,292,896)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(23,383,058)	(3,415,692)	(584,224)	(16,305,349)	(4,310,355)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	630,124	331,874	6,337	12,784,179	205,759
Annuity payments	(1,373,538)	(758,470)	(20,685)	(1,658,121)	(327,167)
Surrenders, withdrawals and death benefits	(23,535,629)	(16,239,176)	(230,424)	(28,784,235)	(6,053,257)
Net transfers between other subaccounts
or fixed rate option	(2,550,792)	213,851	(13,597)	3,072,515	(360,062)
Miscellaneous transactions	11,103	(3,363)	(74)	11,342	948
Other charges	(307,866)	(189,435)	—	(320,995)	(65,108)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,126,598)	(16,644,719)	(258,443)	(14,895,315)	(6,598,887)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,509,656)	(20,060,411)	(842,667)	(31,200,664)	(10,909,242)

NET ASSETS
Beginning of period	234,532,063	142,013,058	3,270,340	286,797,588	57,219,667
End of period	$184,022,407	$121,952,647	$2,427,673	$255,596,924	$46,310,425

Beginning units	69,321,450	28,650,342	617,613	79,672,113	20,166,766
Units issued	456,648	418,112	6,472	3,086,099	483,594
Units redeemed	(8,575,239)	(3,835,949)	(56,597)	(10,366,220)	(2,787,704)
Ending units	61,202,859	25,232,505	567,488	72,391,992	17,862,656

The accompanying notes are an integral part of these financial statements.
A 60

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(4,375,839)	$(845,410)	$(22,007)	$346,126	$(351,818)
Capital gains distributions received	—	—	1,684,987	5,062,548	4,262,648
Net realized gain (loss) on shares redeemed	29,135,768	5,509,481	528,786	2,311,667	2,168,028
Net change in unrealized appreciation (depreciation) on investments	(27,688,101)	(10,822,105)	(5,056,422)	(13,811,686)	(12,850,006)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,928,172)	(6,158,034)	(2,864,656)	(6,091,345)	(6,771,148)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	993,316	5,077,974	48,328	120,307	141,448
Annuity payments	(2,110,714)	(328,108)	(152,358)	(579,195)	(425,262)
Surrenders, withdrawals and death benefits	(30,358,309)	(6,133,117)	(2,144,388)	(8,073,289)	(6,760,791)
Net transfers between other subaccounts
or fixed rate option	(5,331,133)	1,191,128	48,382	(304,292)	(466,057)
Miscellaneous transactions	6,776	7,603	(210)	1,863	(1,028)
Other charges	(247,452)	(17,837)	(3,251)	(12,431)	(17,562)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,047,516)	(202,357)	(2,203,497)	(8,847,037)	(7,529,252)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,975,688)	(6,360,391)	(5,068,153)	(14,938,382)	(14,300,400)

NET ASSETS
Beginning of period	294,436,374	59,097,143	20,482,638	65,251,496	71,341,593
End of period	$254,460,686	$52,736,752	$15,414,485	$50,313,114	$57,041,193

Beginning units	70,791,825	9,680,422	10,239,900	16,254,805	23,684,824
Units issued	951,243	1,040,972	254,061	60,818	22,671
Units redeemed	(9,137,411)	(1,544,021)	(1,375,646)	(2,275,920)	(2,477,456)
Ending units	62,605,657	9,177,373	9,118,315	14,039,703	21,230,039

The accompanying notes are an integral part of these financial statements.
A 61

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(470,803)	$179,792	$(126,271)	$(826,324)	$57,442
Capital gains distributions received	2,617,375	—	2,036,869	4,165,209	1,580
Net realized gain (loss) on shares redeemed	2,020,687	(85,463)	705,892	4,167,543	1,590,009
Net change in unrealized appreciation (depreciation) on investments	(5,734,014)	(8,871,784)	(3,455,432)	(6,199,804)	(3,988,773)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,566,755)	(8,777,455)	(838,942)	1,306,624	(2,339,742)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	80,508	75,061	16,761	177,225	35,940
Annuity payments	(286,098)	(342,473)	(284,341)	(220,730)	(76,843)
Surrenders, withdrawals and death benefits	(5,855,849)	(5,618,001)	(1,842,534)	(6,026,222)	(2,698,470)
Net transfers between other subaccounts
or fixed rate option	(1,053,094)	(121,655)	(145,682)	(1,348,825)	(1,295,800)
Miscellaneous transactions	2,109	(331)	(338)	(378)	1,179
Other charges	(14,417)	(13,235)	(3,837)	(15,287)	(4,467)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,126,841)	(6,020,634)	(2,259,971)	(7,434,217)	(4,038,461)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,693,596)	(14,798,089)	(3,098,913)	(6,127,593)	(6,378,203)

NET ASSETS
Beginning of period	55,171,307	60,057,192	18,257,977	60,860,818	26,278,917
End of period	$46,477,711	$45,259,103	$15,159,064	$54,733,225	$19,900,714

Beginning units	17,051,349	16,962,114	5,304,052	15,862,556	6,738,168
Units issued	15,063	60,495	15,920	137,101	48,246
Units redeemed	(2,083,959)	(1,769,757)	(648,781)	(1,903,980)	(1,088,964)
Ending units	14,982,453	15,252,852	4,671,191	14,095,677	5,697,450

The accompanying notes are an integral part of these financial statements.
A 62

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(331,988)	$(613,948)	$(144,592)	$(121,888)	$(1,367,520)
Capital gains distributions received	2,423,525	—	4,008,267	979,798	—
Net realized gain (loss) on shares redeemed	(450,023)	4,412,787	(133,098)	461,145	6,261,786
Net change in unrealized appreciation (depreciation) on investments	(2,948,205)	(6,161,155)	(7,145,381)	(1,211,768)	(17,185,032)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,306,691)	(2,362,316)	(3,414,804)	107,287	(12,290,766)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,165	76,311	35,112	1,351	304,250
Annuity payments	(207,535)	(359,545)	(148,155)	(28,023)	(228,765)
Surrenders, withdrawals and death benefits	(2,364,522)	(5,409,507)	(2,533,583)	(847,167)	(8,803,410)
Net transfers between other subaccounts
or fixed rate option	(270,586)	(812,474)	(224,542)	(101,372)	(806,238)
Miscellaneous transactions	(366)	(2,315)	(403)	(167)	(1,995)
Other charges	(5,372)	(8,601)	(4,396)	(1,506)	(208,819)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,811,216)	(6,516,131)	(2,875,967)	(976,884)	(9,744,977)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,117,907)	(8,878,447)	(6,290,771)	(869,597)	(22,035,743)

NET ASSETS
Beginning of period	24,042,841	44,792,277	25,779,494	8,716,310	90,794,381
End of period	$19,924,934	$35,913,830	$19,488,723	$7,846,713	$68,758,638

Beginning units	7,436,523	13,523,215	12,130,078	5,895,436	26,955,843
Units issued	115,845	117,287	55,813	362,410	359,610
Units redeemed	(936,854)	(2,024,355)	(1,420,766)	(997,755)	(3,258,098)
Ending units	6,615,514	11,616,147	10,765,125	5,260,091	24,057,355

The accompanying notes are an integral part of these financial statements.
A 63

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(131,587)	$(1,616,281)	$(491,121)	$(8,460,885)	$(3,479,154)
Capital gains distributions received	505,317	—	—	—	—
Net realized gain (loss) on shares redeemed	541,660	8,657,292	1,011,922	25,497,281	12,526,265
Net change in unrealized appreciation (depreciation) on investments	(1,227,490)	(15,249,087)	(4,697,784)	(72,641,818)	(22,440,112)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(312,100)	(8,208,076)	(4,176,983)	(55,605,422)	(13,393,001)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,494	266,702	18,642	7,797,950	6,706,784
Annuity payments	(19,790)	(339,748)	(61,443)	(97,385)	(208,127)
Surrenders, withdrawals and death benefits	(914,674)	(11,749,045)	(2,913,058)	(44,687,203)	(15,473,116)
Net transfers between other subaccounts
or fixed rate option	(466,313)	(2,293,168)	239,731	(55,736,738)	(27,869,017)
Miscellaneous transactions	482	(351)	3,713	(1,612)	(3,823)
Other charges	(28,154)	(257,195)	(74,046)	(5,938,506)	(1,998,543)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,390,955)	(14,372,805)	(2,786,461)	(98,663,494)	(38,845,842)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,703,055)	(22,580,881)	(6,963,444)	(154,268,916)	(52,238,843)

NET ASSETS
Beginning of period	10,325,654	105,906,348	32,256,909	646,682,943	243,725,462
End of period	$8,622,599	$83,325,467	$25,293,465	$492,414,027	$191,486,619

Beginning units	4,942,917	31,152,249	16,536,321	36,026,323	12,441,393
Units issued	55,461	247,629	662,254	1,687,901	1,374,344
Units redeemed	(636,236)	(4,278,421)	(2,074,828)	(7,199,920)	(3,349,382)
Ending units	4,362,142	27,121,457	15,123,747	30,514,304	10,466,355

The accompanying notes are an integral part of these financial statements.
A 64

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(24,084,511)	$(2,091,541)	$(3,025,002)	$(2,880,873)	$(1,693,494)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	72,732,797	6,883,001	10,020,628	17,671,544	7,934,543
Net change in unrealized appreciation (depreciation) on investments	(147,205,973)	(20,100,361)	(13,636,875)	(35,485,593)	(25,263,541)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(98,557,687)	(15,308,901)	(6,641,249)	(20,694,922)	(19,022,492)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	49,574,944	8,733,710	12,055,438	6,295,796	1,433,712
Annuity payments	(508,393)	(29,211)	(52,715)	(54,821)	(92,422)
Surrenders, withdrawals and death benefits	(94,302,357)	(9,484,337)	(16,822,804)	(14,240,914)	(7,812,550)
Net transfers between other subaccounts
or fixed rate option	(158,847,109)	2,687,060	(22,955,238)	(4,994,570)	(9,191,296)
Miscellaneous transactions	(1,652)	11,183	(299)	(3,667)	(775)
Other charges	(15,716,408)	(1,165,823)	(1,574,254)	(1,680,405)	(939,863)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(219,800,975)	752,582	(29,349,872)	(14,678,581)	(16,603,194)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(318,358,662)	(14,556,319)	(35,991,121)	(35,373,503)	(35,625,686)

NET ASSETS
Beginning of period	1,564,162,696	134,366,944	219,286,967	181,631,221	119,136,144
End of period	$1,245,804,034	$119,810,625	$183,295,846	$146,257,718	$83,510,458

Beginning units	111,352,127	8,177,523	14,828,713	8,199,145	5,460,598
Units issued	5,773,041	2,023,181	2,081,441	1,596,042	544,858
Units redeemed	(21,762,529)	(1,984,059)	(4,012,504)	(2,243,701)	(1,332,536)
Ending units	95,362,639	8,216,645	12,897,650	7,551,486	4,672,920

The accompanying notes are an integral part of these financial statements.
A 65

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,078,786)	$(9,245,001)	$(5,601,166)	$(6,861,791)	$(2,589,974)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,138,719	36,082,126	26,310,448	50,556,461	16,384,482
Net change in unrealized appreciation (depreciation) on investments	(31,123,565)	(57,903,641)	(87,824,159)	(57,643,208)	(14,706,429)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(24,063,632)	(31,066,516)	(67,114,877)	(13,948,538)	(911,921)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,864,362	15,216,451	10,480,478	7,904,668	12,907,236
Annuity payments	(58,884)	(115,686)	(252,480)	(250,309)	(68,380)
Surrenders, withdrawals and death benefits	(9,359,754)	(41,374,740)	(28,291,622)	(35,153,386)	(12,960,173)
Net transfers between other subaccounts
or fixed rate option	(11,890,901)	(42,428,665)	(5,891,108)	(55,129,165)	8,942,894
Miscellaneous transactions	(366)	(1,116)	13,456	1,209	25,176
Other charges	(1,119,403)	(5,477,187)	(4,627,075)	(3,863,189)	(1,570,310)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(18,564,946)	(74,180,943)	(28,568,351)	(86,490,172)	7,276,443

TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,628,578)	(105,247,459)	(95,683,228)	(100,438,710)	6,364,522

NET ASSETS
Beginning of period	144,480,301	608,566,928	467,504,771	466,162,553	170,338,092
End of period	$101,851,723	$503,319,469	$371,821,543	$365,723,843	$176,702,614

Beginning units	6,774,556	29,238,537	22,705,280	18,618,717	7,414,319
Units issued	1,053,148	2,916,786	2,316,609	1,413,352	2,229,815
Units redeemed	(1,952,670)	(6,398,543)	(3,732,763)	(4,733,629)	(1,916,202)
Ending units	5,875,034	25,756,780	21,289,126	15,298,440	7,727,932

The accompanying notes are an integral part of these financial statements.
A 66

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(5,514,233)	$(2,338,604)	$(3,993,881)	$(4,002,822)	$(177,868,027)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	22,695,708	898,154	20,977,556	8,436,926	418,977,384
Net change in unrealized appreciation (depreciation) on investments	(79,213,633)	238,865	(41,401,304)	(47,784,486)	(996,059,803)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(62,032,158)	(1,201,585)	(24,417,629)	(43,350,382)	(754,950,446)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,608,694	11,627,718	10,887,662	4,208,075	334,086,492
Annuity payments	(130,004)	(335,264)	(21,762)	(178,034)	(3,808,497)
Surrenders, withdrawals and death benefits	(23,995,078)	(19,437,582)	(18,198,810)	(19,235,835)	(683,313,211)
Net transfers between other subaccounts
or fixed rate option	(30,173,583)	307,295	(17,352,698)	(44,248,565)	(610,661,683)
Miscellaneous transactions	(3,240)	(725)	7,058	561	36,926
Other charges	(3,069,385)	(1,115,192)	(2,274,109)	(2,249,995)	(125,417,625)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(44,762,596)	(8,953,750)	(26,952,659)	(61,703,793)	(1,089,077,598)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(106,794,754)	(10,155,335)	(51,370,288)	(105,054,175)	(1,844,028,044)

NET ASSETS
Beginning of period	381,806,595	164,924,467	275,318,533	285,152,483	11,688,100,623
End of period	$275,011,841	$154,769,132	$223,948,245	$180,098,308	$9,844,072,579

Beginning units	16,836,160	16,297,749	10,874,830	26,240,624	717,175,192
Units issued	1,745,466	4,462,911	1,591,029	2,757,922	20,335,251
Units redeemed	(3,732,828)	(5,343,073)	(2,638,257)	(8,879,676)	(87,105,672)
Ending units	14,848,798	15,417,587	9,827,602	20,118,870	650,404,771

The accompanying notes are an integral part of these financial statements.
A 67

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(6,243,792)	$(3,769,517)	$(2,357,086)	$(24,651,616)	$(146,486,893)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	23,671,565	8,319,332	1,066,188	69,999,257	390,967,717
Net change in unrealized appreciation (depreciation) on investments	(62,848,606)	(51,002,280)	2,509,060	(142,628,747)	(940,486,307)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(45,420,833)	(46,452,465)	1,218,162	(97,281,106)	(696,005,483)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,008,537	3,004,602	7,169,298	51,011,025	412,006,164
Annuity payments	(166,894)	(127,168)	(113,225)	(905,801)	(1,982,575)
Surrenders, withdrawals and death benefits	(30,456,843)	(18,376,612)	(11,934,448)	(95,969,562)	(563,374,491)
Net transfers between other subaccounts
or fixed rate option	(26,419,723)	3,127,720	(15,264,221)	(155,902,464)	(377,444,178)
Miscellaneous transactions	5,707	10,178	(319)	(3,860)	61,246
Other charges	(3,890,620)	(2,107,164)	(1,895,059)	(17,464,967)	(91,550,123)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(47,919,836)	(14,468,444)	(22,037,974)	(219,235,629)	(622,283,957)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(93,340,669)	(60,920,909)	(20,819,812)	(316,516,735)	(1,318,289,440)

NET ASSETS
Beginning of period	447,924,348	244,940,619	188,204,525	1,626,779,446	9,063,318,625
End of period	$354,583,679	$184,019,710	$167,384,713	$1,310,262,711	$7,745,029,185

Beginning units	22,832,242	17,268,158	18,786,865	119,255,539	536,307,375
Units issued	2,355,549	3,047,975	2,102,823	4,870,682	40,275,843
Units redeemed	(4,821,484)	(4,321,679)	(4,282,825)	(21,486,588)	(78,054,633)
Ending units	20,366,307	15,994,454	16,606,863	102,639,633	498,528,585

The accompanying notes are an integral part of these financial statements.
A 68

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(50,473,778)	$(118,638,576)	$(71,698,542)	$(56,306,314)	$(217,546,690)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	187,014,681	314,455,670	180,171,357	145,458,678	451,187,522
Net change in unrealized appreciation (depreciation) on investments	(422,340,034)	(673,315,739)	(298,531,447)	(415,296,398)	(1,451,976,804)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(285,799,131)	(477,498,645)	(190,058,632)	(326,144,034)	(1,218,335,972)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	34,034,477	309,440,633	123,259,547	104,575,533	345,303,812
Annuity payments	(1,868,444)	(4,013,577)	(4,013,716)	(705,292)	(3,459,359)
Surrenders, withdrawals and death benefits	(200,995,709)	(484,353,160)	(355,099,490)	(216,801,654)	(825,068,195)
Net transfers between other subaccounts
or fixed rate option	(572,315,054)	(306,458,533)	(244,690,902)	(277,999,447)	(1,459,617,465)
Miscellaneous transactions	(15,249)	(5,064)	(67,256)	4,745	(22,505)
Other charges	(28,809,678)	(75,901,820)	(43,441,171)	(39,572,482)	(153,661,458)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(769,969,657)	(561,291,521)	(524,052,988)	(430,498,597)	(2,096,525,170)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,055,768,788)	(1,038,790,166)	(714,111,620)	(756,642,631)	(3,314,861,142)

NET ASSETS
Beginning of period	3,337,537,683	7,740,601,916	4,615,129,943	3,737,053,797	14,454,364,713
End of period	$2,281,768,895	$6,701,811,750	$3,901,018,323	$2,980,411,166	$11,139,503,571

Beginning units	245,825,116	489,239,827	329,485,420	253,498,091	865,745,078
Units issued	11,719,401	22,953,069	15,975,873	8,817,519	33,126,430
Units redeemed	(70,980,209)	(57,610,525)	(53,114,075)	(39,235,903)	(163,722,944)
Ending units	186,564,308	454,582,371	292,347,218	223,079,707	735,148,564
The accompanying notes are an integral part of these financial statements.
A 69

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(103,960,557)	$(13,850,848)	$(245,020)	$(4,136,131)	$(25,627,413)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	289,364,077	82,017,760	—	21,220,336	27,088,454
Net change in unrealized appreciation (depreciation) on investments	(657,738,219)	(50,614,615)	—	(43,597,615)	(41,155,471)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(472,334,699)	17,552,297	(245,020)	(26,513,410)	(39,694,430)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	160,744,170	34,129,230	40,371,005	9,362,951	14,998,716
Annuity payments	(1,380,249)	(178,730)	(203,550)	(102,139)	(1,534,649)
Surrenders, withdrawals and death benefits	(409,223,138)	(64,468,315)	(859,470,284)	(18,521,500)	(129,988,466)
Net transfers between other subaccounts
or fixed rate option	(342,690,421)	(6,523,084)	839,151,563	5,092,053	(135,211,500)
Miscellaneous transactions	56,517	(32,401)	(1,025)	5,045	380
Other charges	(71,711,174)	(7,581,852)	(1,143,003)	(2,160,508)	(15,105,549)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(664,204,295)	(44,655,152)	18,704,706	(6,324,098)	(266,841,068)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,136,538,994)	(27,102,855)	18,459,686	(32,837,508)	(306,535,498)

NET ASSETS
Beginning of period	6,806,563,912	833,920,249	200,272,575	255,986,993	1,717,612,018
End of period	$5,670,024,918	$806,817,394	$218,732,261	$223,149,485	$1,411,076,520

Beginning units	410,174,737	30,786,925	22,116,718	10,814,190	147,932,167
Units issued	10,377,717	4,866,130	46,320,217	2,289,597	9,812,126
Units redeemed	(50,658,351)	(6,415,258)	(44,557,537)	(2,568,856)	(33,341,616)
Ending units	369,894,103	29,237,797	23,879,398	10,534,931	124,402,677

The accompanying notes are an integral part of these financial statements.
A 70

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,039,333)	$(3,329,981)	$(38,207,291)	$(13,674,965)	$(885,983)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,997,017	9,394,240	8,726,092	12,454,871	7,908
Net change in unrealized appreciation (depreciation) on investments	(27,026,908)	(46,574,504)	58,842,706	(25,041,925)	409,651
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(25,069,224)	(40,510,245)	29,361,507	(26,262,019)	(468,424)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,320,710	9,563,069	38,797	13,966,771	—
Annuity payments	(97,026)	(31,039)	(407,536)	(287,375)	(11,530)
Surrenders, withdrawals and death benefits	(9,456,960)	(15,507,156)	(131,107,027)	(70,045,836)	(17,948,461)
Net transfers between other subaccounts
or fixed rate option	(3,817,949)	14,769,571	5,899,276,562	553,488,284	79,155,818
Miscellaneous transactions	7,479	9,430	12,802	(153)	(1,966)
Other charges	(1,060,178)	(2,951,242)	(28,052,363)	(8,691,832)	(4,522)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,103,924)	5,852,633	5,739,761,235	488,429,859	61,189,339

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,173,148)	(34,657,612)	5,769,122,742	462,167,840	60,720,915

NET ASSETS
Beginning of period	147,956,365	269,588,810	1,250,379,115	723,371,148	8,872,345
End of period	$112,783,217	$234,931,198	$7,019,501,857	$1,185,538,988	$69,593,260

Beginning units	11,482,988	18,217,927	91,942,817	56,851,935	754,700
Units issued	1,623,662	3,596,876	655,344,571	61,012,417	6,789,881
Units redeemed	(2,543,910)	(3,343,161)	(175,692,008)	(21,044,397)	(1,336,733)
Ending units	10,562,740	18,471,642	571,595,380	96,819,955	6,207,848

The accompanying notes are an integral part of these financial statements.
A 71

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(1,147,646)	$(3,539,756)	$(5,079,231)	$(63,319,323)	$(39,134,450)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,505,692	6,955,024	25,831,603	160,997,783	108,185,383
Net change in unrealized appreciation (depreciation) on investments	(6,772,400)	(39,132,175)	(69,454,659)	(483,314,575)	(291,057,097)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,414,354)	(35,716,907)	(48,702,287)	(385,636,115)	(222,006,164)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,548,387	1,834,167	9,755,940	108,941,638	120,378,452
Annuity payments	(25,051)	—	(193,944)	(700,212)	(571,247)
Surrenders, withdrawals and death benefits	(5,715,385)	(13,924,925)	(23,329,497)	(233,221,998)	(142,017,584)
Net transfers between other subaccounts
or fixed rate option	(11,509,368)	(19,101,381)	(30,620,990)	(402,659,927)	(220,307,446)
Miscellaneous transactions	(89)	(1,159)	107	14,491	2,824
Other charges	(667,597)	(2,211,851)	(3,038,277)	(48,323,590)	(28,485,644)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(16,369,103)	(33,405,149)	(47,426,661)	(575,949,598)	(271,000,645)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,783,457)	(69,122,056)	(96,128,948)	(961,585,713)	(493,006,809)

NET ASSETS
Beginning of period	78,498,432	240,318,736	354,793,516	4,362,026,591	2,577,928,786
End of period	$57,714,975	$171,196,680	$258,664,568	$3,400,440,878	$2,084,921,977

Beginning units	4,913,350	21,865,500	15,520,221	304,321,037	164,997,779
Units issued	482,803	3,874,196	1,528,331	9,268,665	10,772,366
Units redeemed	(1,532,182)	(7,341,192)	(3,580,765)	(51,583,490)	(28,680,398)
Ending units	3,863,971	18,398,504	13,467,787	262,006,212	147,089,747

The accompanying notes are an integral part of these financial statements.
A 72

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(33,887,284)	$(5,362)	$(550)	$(10,050)	$(22,996)
Capital gains distributions received	—	24,965	110,586	—	104,350
Net realized gain (loss) on shares redeemed	85,175,300	36,986	(31,935)	111,513	156,037
Net change in unrealized appreciation (depreciation) on investments	(239,261,307)	(53,419)	(184,499)	(198,839)	(169,891)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(187,973,291)	3,170	(106,398)	(97,376)	67,500

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	72,892,237	—	—	6,687	3,600
Annuity payments	(596,801)	—	—	—	—
Surrenders, withdrawals and death benefits	(120,073,639)	(34,027)	(48,013)	(84,720)	(212,700)
Net transfers between other subaccounts
or fixed rate option	(318,166,018)	(54,015)	(213,495)	(354,999)	(304,267)
Miscellaneous transactions	914	—	(3)	7	202
Other charges	(26,131,860)	(2,915)	(5,960)	(8,169)	(13,546)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(392,075,167)	(90,957)	(267,471)	(441,194)	(526,711)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(580,048,458)	(87,787)	(373,869)	(538,570)	(459,211)

NET ASSETS
Beginning of period	2,355,804,300	519,960	778,998	1,251,528	1,872,043
End of period	$1,775,755,842	$432,173	$405,129	$712,958	$1,412,832

Beginning units	176,871,835	19,232	38,135	86,950	76,049
Units issued	7,815,769	4,469	8,981	10,012	9,483
Units redeemed	(38,196,171)	(7,501)	(23,847)	(38,687)	(29,757)
Ending units	146,491,433	16,200	23,269	58,275	55,775

The accompanying notes are an integral part of these financial statements.
A 73

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(7,091)	$(9,018)	$(5,133)	$1,642	$(7,876)
Capital gains distributions received	—	53,503	56,680	24,860	54,485
Net realized gain (loss) on shares redeemed	60,658	1,350	4,175	(4,538)	24,668
Net change in unrealized appreciation (depreciation) on investments	(128,124)	(124,879)	(113,800)	(37,778)	(103,901)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(74,557)	(79,044)	(58,078)	(15,814)	(32,624)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,806	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(37,970)	(51,502)	(13,414)	(13,901)	(21,811)
Net transfers between other subaccounts
or fixed rate option	(225,585)	(21,615)	(63,027)	(44,917)	(169,581)
Miscellaneous transactions	—	—	—	(2)	1
Other charges	(5,157)	(5,187)	(2,920)	(1,946)	(5,471)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(261,906)	(78,304)	(79,361)	(60,766)	(196,862)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(336,463)	(157,348)	(137,439)	(76,580)	(229,486)

NET ASSETS
Beginning of period	809,242	645,325	470,276	251,258	809,194
End of period	$472,779	$487,977	$332,837	$174,678	$579,708

Beginning units	38,141	31,590	24,601	17,211	34,934
Units issued	3,278	4,922	1,606	2,852	3,563
Units redeemed	(14,357)	(8,903)	(5,955)	(7,620)	(11,653)
Ending units	27,062	27,609	20,252	12,443	26,844

The accompanying notes are an integral part of these financial statements.
A 74

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(4,011)	$4,329	$5,595	$(14,983)	$(4,724)
Capital gains distributions received	30,799	—	17,422	46,243	—
Net realized gain (loss) on shares redeemed	9,075	(8,601)	10,990	62,905	36,239
Net change in unrealized appreciation (depreciation) on investments	(94,964)	(11,374)	(28,154)	(119,773)	(128,016)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(59,101)	(15,646)	5,853	(25,608)	(96,501)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	3,600	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(33,345)	(18,632)	(79,225)	(62,158)	(56,658)
Net transfers between other subaccounts
or fixed rate option	32,723	(25,179)	(85,657)	(62,968)	(37,213)
Miscellaneous transactions	—	—	—	(2)	(2)
Other charges	(2,996)	(844)	(4,459)	(7,563)	(6,535)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,618)	(44,655)	(165,741)	(132,691)	(100,408)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,719)	(60,301)	(159,888)	(158,299)	(196,909)

NET ASSETS
Beginning of period	354,388	124,325	574,517	1,024,783	880,891
End of period	$291,669	$64,024	$414,629	$866,484	$683,982

Beginning units	17,004	9,446	34,751	49,439	55,706
Units issued	7,491	3,307	5,231	5,106	2,379
Units redeemed	(7,775)	(6,865)	(15,049)	(11,285)	(9,033)
Ending units	16,720	5,888	24,933	43,260	49,052

The accompanying notes are an integral part of these financial statements.
A 75

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,644,546)	$(203,536)	$(1,174,326)	$26,027	$(14,801)
Capital gains distributions received	—	—	—	58,766	88,654
Net realized gain (loss) on shares redeemed	22,696,338	69,564	393,518	(17,738)	67,642
Net change in unrealized appreciation (depreciation) on investments	(26,482,190)	(29,840)	(370,179)	(106,508)	(129,216)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,430,398)	(163,812)	(1,150,987)	(39,453)	12,279

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,044,896	—	—	—	—
Annuity payments	(34,215)	—	(24,562)	(12,452)	—
Surrenders, withdrawals and death benefits	(16,413,135)	(989,660)	(5,410,692)	(63,762)	(166,852)
Net transfers between other subaccounts
or fixed rate option	(4,396,484)	2,383,833	4,512,937	(6,788)	(65,838)
Miscellaneous transactions	(6,182)	(63)	(194)	(166)	8
Other charges	(2,127,237)	(3,738)	(35,404)	(673)	(2,741)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,932,357)	1,390,372	(957,915)	(83,841)	(235,423)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,362,755)	1,226,560	(2,108,902)	(123,294)	(223,144)

NET ASSETS
Beginning of period	230,077,993	9,007,882	49,025,694	279,735	928,160
End of period	$213,715,238	$10,234,442	$46,916,792	$156,441	$705,016

Beginning units	9,566,333	754,695	4,013,063	14,521	229,819
Units issued	2,290,759	329,904	752,573	65	1,159
Units redeemed	(2,642,421)	(210,740)	(826,544)	(4,636)	(53,655)
Ending units	9,214,671	873,859	3,939,092	9,950	177,323

The accompanying notes are an integral part of these financial statements.
A 76

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(7,411)	$(704,015)	$(15,546,238)	$(30,292,449)	$(19,060)
Capital gains distributions received	39,079	—	—	—	135,465
Net realized gain (loss) on shares redeemed	21,438	208,719	30,804,328	63,170,466	69,100
Net change in unrealized appreciation (depreciation) on investments	(46,605)	(407,738)	(105,889,483)	(163,505,600)	(296,753)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,501	(903,034)	(90,631,393)	(130,627,583)	(111,248)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	142,830,872	121,369,504	—
Annuity payments	—	—	—	(2,642,515)	—
Surrenders, withdrawals and death benefits	(14,781)	(4,374,618)	(95,044,432)	(116,493,048)	(167,950)
Net transfers between other subaccounts
or fixed rate option	(25,957)	(3,741,862)	8,255,120	(142,413,491)	(9,707)
Miscellaneous transactions	8	265	28,389	4,465	—
Other charges	(523)	(29,135)	(2,318,692)	(20,401,977)	(2,063)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(41,253)	(8,145,350)	53,751,257	(160,577,062)	(179,720)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,752)	(9,048,384)	(36,880,136)	(291,204,645)	(290,968)

NET ASSETS
Beginning of period	403,137	36,142,333	1,103,531,760	1,972,631,961	1,570,611
End of period	$368,385	$27,093,949	$1,066,651,624	$1,681,427,316	$1,279,643

Beginning units	18,280	3,124,606	74,247,266	156,449,299	73,402
Units issued	880	454,996	10,104,518	10,507,088	1,791
Units redeemed	(2,409)	(1,166,556)	(6,576,484)	(24,073,637)	(9,771)
Ending units	16,751	2,413,046	77,775,300	142,882,750	65,422

The accompanying notes are an integral part of these financial statements.
A 77

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,992,594)	$(169,816)	$(9,455,697)	$(63,538)	$(2,347,873)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,965,607	81,907	19,693,821	52,763	6,144,288
Net change in unrealized appreciation (depreciation) on investments	(5,414,596)	(30,008)	(71,966,653)	(546,425)	(22,461,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,441,583)	(117,917)	(61,728,529)	(557,200)	(18,664,593)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,034,075	—	44,354,571	1,230,670	7,496,535
Annuity payments	(27,811)	—	(225,786)	—	—
Surrenders, withdrawals and death benefits	(23,116,637)	(1,546,719)	(33,084,853)	(510,975)	(10,018,559)
Net transfers between other subaccounts
or fixed rate option	22,071,322	4,689,638	(58,950,201)	(490,583)	(5,133,308)
Miscellaneous transactions	(1,167)	(458)	(4,616)	19	(115)
Other charges	(3,155,748)	(4,752)	(7,680,485)	(26,829)	(1,381,996)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,804,034	3,137,709	(55,591,370)	202,302	(9,037,443)

TOTAL INCREASE (DECREASE) IN NET ASSETS	362,451	3,019,792	(117,319,899)	(354,898)	(27,702,036)

NET ASSETS
Beginning of period	294,891,715	7,147,019	628,915,046	7,173,146	166,417,991
End of period	$295,254,166	$10,166,811	$511,595,147	$6,818,248	$138,715,955

Beginning units	26,114,211	709,309	44,909,145	660,627	9,129,599
Units issued	6,064,021	693,522	4,889,300	236,859	1,878,424
Units redeemed	(5,466,588)	(365,891)	(9,345,822)	(221,240)	(2,415,637)
Ending units	26,711,644	1,036,940	40,452,623	676,246	8,592,386

The accompanying notes are an integral part of these financial statements.
A 78

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(369,976)	$(260,145)	$(2,063,338)	$(173,349,193)	$(177,118)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(179,084)	520,766	7,645,022	1,313,675	968,833
Net change in unrealized appreciation (depreciation) on investments	270,675	(6,214,134)	(13,935,432)	(500,469,219)	(2,576,652)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(278,385)	(5,953,513)	(8,353,748)	(672,504,737)	(1,784,937)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	4,408,872	4,947,265	2,274,149,944	2,399,469
Annuity payments	—	—	(6,404)	(790,951)	—
Surrenders, withdrawals and death benefits	(4,499,959)	(1,731,894)	(8,788,918)	(532,514,685)	(1,061,748)
Net transfers between other subaccounts
or fixed rate option	9,454,557	79,642	(11,499,113)	22,517,445	459,628
Miscellaneous transactions	(22)	7,381	(1,743)	(36,078)	1,272
Other charges	(5,957)	(111,469)	(1,161,807)	(1,211,855)	(73,325)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,948,619	2,652,532	(16,510,720)	1,762,113,820	1,725,296

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,670,234	(3,300,981)	(24,864,468)	1,089,609,083	(59,641)

NET ASSETS
Beginning of period	15,782,425	27,289,970	142,434,560	8,715,463,039	17,609,476
End of period	$20,452,659	$23,988,989	$117,570,092	$9,805,072,122	$17,549,835

Beginning units	1,613,958	2,206,091	8,768,798	775,115,905	1,066,271
Units issued	2,152,932	745,870	1,546,500	170,762,531	325,882
Units redeemed	(1,600,060)	(546,061)	(2,595,558)	(4,230,981)	(231,165)
Ending units	2,166,830	2,405,900	7,719,740	941,647,455	1,160,988

The accompanying notes are an integral part of these financial statements.
A 79

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(125,442)	$(401,795)	$(23,001,857)	$(199,028)	$(348,152)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	449,344	12,914	15,948,874	318,990	604,790
Net change in unrealized appreciation (depreciation) on investments	(1,561,126)	668,276	(171,117,283)	(3,410,358)	(4,710,057)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,237,224)	279,395	(178,170,266)	(3,290,396)	(4,453,419)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,851,650	—	653,027,974	4,413,703	7,429,317
Annuity payments	—	—	(16,053)	—	—
Surrenders, withdrawals and death benefits	(882,206)	(3,313,394)	(43,217,898)	(1,351,264)	(2,303,822)
Net transfers between other subaccounts
or fixed rate option	322,911	28,651,534	(215,817,003)	1,278,721	848,210
Miscellaneous transactions	(271)	(5)	29,807	(376)	736
Other charges	(57,131)	(4,157)	(20,849,053)	(182,435)	(315,991)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,234,953	25,333,978	373,157,774	4,158,349	5,658,450

TOTAL INCREASE (DECREASE) IN NET ASSETS	997,729	25,613,373	194,987,508	867,953	1,205,031

NET ASSETS
Beginning of period	12,959,602	5,080,781	1,294,637,535	28,427,192	51,709,291
End of period	$13,957,331	$30,694,154	$1,489,625,043	$29,295,145	$52,914,322

Beginning units	758,443	456,931	99,563,649	2,311,969	4,009,782
Units issued	248,643	3,690,209	57,112,636	565,405	753,461
Units redeemed	(124,468)	(1,320,437)	(31,008,728)	(229,019)	(316,789)
Ending units	882,618	2,826,703	125,667,557	2,648,355	4,446,454

The accompanying notes are an integral part of these financial statements.
A 80

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(455,651)	$(120,570)	$(191,967)	$(204,002)	$(13,526)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,363,398	67,745	418,855	116,730	(29,632)
Net change in unrealized appreciation (depreciation) on investments	(6,302,316)	(1,166,880)	(4,638,315)	(363,821)	(95,563)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,394,569)	(1,219,705)	(4,411,427)	(451,093)	(138,721)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,521,829	1,641,414	6,952,718	7,194,038	246,458
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,373,435)	(700,091)	(835,416)	(3,070,066)	(66,281)
Net transfers between other subaccounts
or fixed rate option	(1,843,828)	1,712,929	44,931	38,090	25,863
Miscellaneous transactions	614	176	(241)	(209)	—
Other charges	(421,690)	(118,957)	(175,286)	(198,342)	(12,753)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,883,490	2,535,471	5,986,706	3,963,511	193,287

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,511,079)	1,315,766	1,575,279	3,512,418	54,566

NET ASSETS
Beginning of period	71,845,558	17,710,004	29,106,640	29,511,411	2,366,288
End of period	$70,334,479	$19,025,770	$30,681,919	$33,023,829	$2,420,854

Beginning units	5,558,213	1,742,753	2,236,025	2,831,694	233,518
Units issued	1,000,873	423,674	652,409	958,889	85,275
Units redeemed	(698,545)	(176,088)	(190,734)	(574,675)	(64,730)
Ending units	5,860,541	1,990,339	2,697,700	3,215,908	254,063
The accompanying notes are an integral part of these financial statements.
A 81

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(33,630)	$(30,031)	$(4,952,980)	$(1,824,177)	$(20,300)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	50,689	(2,784)	2,290,608	(1,380,827)	3,257
Net change in unrealized appreciation (depreciation) on investments	(558,756)	(15,909)	(28,810,965)	756,845	15,479
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(541,697)	(48,724)	(31,473,337)	(2,448,159)	(1,564)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,561,169	1,061,926	114,108,587	—	838,118
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(185,612)	(1,690,860)	(6,612,464)	(20,876,160)	(113,314)
Net transfers between other subaccounts
or fixed rate option	(214,469)	1,137,506	(47,958,581)	17,106,312	173,663
Miscellaneous transactions	79	133	4,089	24	(66)
Other charges	(30,643)	(27,341)	(4,679,932)	(38,747)	(19,033)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,130,524	481,364	54,861,699	(3,808,571)	879,368

TOTAL INCREASE (DECREASE) IN NET ASSETS	588,827	432,640	23,388,362	(6,256,730)	877,804

NET ASSETS
Beginning of period	5,087,040	4,716,502	297,699,165	80,946,319	2,972,639
End of period	$5,675,867	$5,149,142	$321,087,527	$74,689,589	$3,850,443

Beginning units	431,093	498,240	25,240,844	8,158,465	278,107
Units issued	152,327	321,469	10,964,499	5,687,737	120,915
Units redeemed	(54,272)	(271,106)	(6,795,968)	(6,063,201)	(37,967)
Ending units	529,148	548,603	29,409,375	7,783,001	361,055

The accompanying notes are an integral part of these financial statements.
A 82

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(9,039)	$(10,562)	$(10,344)	$(20,986)	$(13,507)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,352	(3,138)	7,331	44,567	(1,641)
Net change in unrealized appreciation (depreciation) on investments	(2,939)	(5,915)	60,168	(336,110)	(131,258)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(10,626)	(19,615)	57,155	(312,529)	(146,406)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	436,319	741,335	455,861	1,499,965	652,438
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(28,395)	(115,836)	(79,542)	(141,758)	(44,978)
Net transfers between other subaccounts
or fixed rate option	(6,074)	259,445	134,624	(149,344)	638,103
Miscellaneous transactions	14	12	109	29	(6)
Other charges	(8,292)	(9,625)	(9,750)	(18,553)	(12,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	393,572	875,331	501,302	1,190,339	1,233,549

TOTAL INCREASE (DECREASE) IN NET ASSETS	382,946	855,716	558,457	877,810	1,087,143

NET ASSETS
Beginning of period	1,226,849	1,305,704	1,544,980	3,008,234	1,828,916
End of period	$1,609,795	$2,161,420	$2,103,437	$3,886,044	$2,916,059

Beginning units	116,503	143,741	147,412	271,371	199,251
Units issued	49,938	143,574	73,206	149,641	152,311
Units redeemed	(12,119)	(46,252)	(25,484)	(42,843)	(11,165)
Ending units	154,322	241,063	195,134	378,169	340,397

The accompanying notes are an integral part of these financial statements.
A 83

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(44,000)	$(45,953)	$(27,719)	$(84,653)	$129,023
Capital gains distributions received	—	—	—	—	1,866,522
Net realized gain (loss) on shares redeemed	14,736	4,665	22,937	187,659	108,277
Net change in unrealized appreciation (depreciation) on investments	(1,258,800)	(266,276)	(350,521)	(871,960)	(5,595,149)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,288,064)	(307,564)	(355,303)	(768,954)	(3,491,327)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,867,261	2,427,899	1,373,239	2,339,235	9,016,455
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(224,783)	(183,541)	(105,423)	(445,783)	(1,237,803)
Net transfers between other subaccounts
or fixed rate option	(547,262)	404,653	324,564	176,178	608,028
Miscellaneous transactions	(308)	(175)	(110)	(368)	(142)
Other charges	(38,931)	(43,608)	(26,836)	(78,485)	(225,781)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,055,977	2,605,228	1,565,434	1,990,777	8,160,757

TOTAL INCREASE (DECREASE) IN NET ASSETS	(232,087)	2,297,664	1,210,131	1,221,823	4,669,430

NET ASSETS
Beginning of period	6,792,158	6,028,189	3,632,633	13,032,100	34,766,175
End of period	$6,560,071	$8,325,853	$4,842,764	$14,253,923	$39,435,605

Beginning units	583,227	608,538	319,062	1,096,903	2,990,540
Units issued	201,563	329,097	162,703	316,674	927,517
Units redeemed	(116,139)	(62,748)	(25,678)	(144,662)	(225,263)
Ending units	668,651	874,887	456,087	1,268,915	3,692,794

The accompanying notes are an integral part of these financial statements.
A 84

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/2/2018*
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(81,498)	$(2,071,916)	$(90,513)	$(487,633)	$(20,856)
Capital gains distributions received	24,469	—	—	—	—
Net realized gain (loss) on shares redeemed	22,891	(1,758,122)	230,478	(63,598)	7,189
Net change in unrealized appreciation (depreciation) on investments	(722,525)	1,130,024	(1,560,614)	904,901	87,625
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(756,663)	(2,700,014)	(1,420,649)	353,670	73,958

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,513,346	—	8,736	—	—
Annuity payments	—	—	(29,660)	—	—
Surrenders, withdrawals and death benefits	(582,954)	(14,929,916)	(519,235)	(3,391,266)	(231,195)
Net transfers between other subaccounts
or fixed rate option	2,635,300	16,336,615	140,525	27,549,664	3,166,541
Miscellaneous transactions	35	(236)	(3)	(90)	(26)
Other charges	(77,913)	(46,093)	(26,824)	(8,078)	(133)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,487,814	1,360,370	(426,461)	24,150,230	2,935,187

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,731,151	(1,339,644)	(1,847,110)	24,503,900	3,009,145

NET ASSETS
Beginning of period	9,257,075	87,630,525	7,380,531	2,218,951	—
End of period	$13,988,226	$86,290,881	$5,533,421	$26,722,851	$3,009,145

Beginning units	790,486	8,867,501	546,577	222,276	—
Units issued	685,962	6,408,084	79,002	5,063,302	455,445
Units redeemed	(212,111)	(6,226,000)	(119,084)	(2,497,789)	(142,448)
Ending units	1,264,337	9,049,585	506,495	2,787,789	312,997

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 85

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

SUBACCOUNT
AST American Funds Growth Allocation Portfolio
4/30/2018*
to
12/31/2018

OPERATIONS
Net investment income (loss)	$(1,223,265)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(2,743,743)
Net change in unrealized appreciation (depreciation) on investments	(17,222,549)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(21,189,557)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	311,166,536
Annuity payments	—
Surrenders, withdrawals and death benefits	(641,380)
Net transfers between other subaccounts
or fixed rate option	(13,979,179)
Miscellaneous transactions	(16,212)
Other charges	(867,106)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	295,662,659

TOTAL INCREASE (DECREASE) IN NET ASSETS	274,473,102

NET ASSETS
Beginning of period	—
End of period	$274,473,102

Beginning units	—
Units issued	32,189,087
Units redeemed	(3,198,996)
Ending units	28,990,091

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 86

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2019

Note 1:	General

Pruco Life Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of Arizona on June 16, 1995 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

Discovery Choice	Prudential Premier Variable Annuity Bb Series
Discovery Preferred	Strategic Partners Advisor
Discovery Select	Strategic Partners FlexElite
Prudential Defined Income Annuity	Strategic Partners FlexElite 2
Prudential MyRock Advisor Variable Annuity	Strategic Partners Plus
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus 3
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Select
Prudential Premier Retirement Variable Annuity	Strategic Partners Variable Annuity One
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One 3
Prudential Premier Variable Annuity B, L, X Series

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	MFS® Research Series (Initial Class)
Prudential Diversified Bond Portfolio	MFS® Growth Series (Initial Class)
Prudential Equity Portfolio (Class I)	American Century VP Value Fund (Class I)
Prudential Flexible Managed Portfolio	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)
Prudential Value Portfolio (Class I)	Davis Value Portfolio
Prudential High Yield Bond Portfolio	AB VPS Large Cap Growth Portfolio (Class B)
Prudential Natural Resources Portfolio (Class I)	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Stock Index Portfolio	Janus Henderson VIT Research Portfolio
Prudential Global Portfolio	(Service Shares)
Prudential Jennison Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Small Capitalization Stock Portfolio	Prudential SP International Growth Portfolio (Class I)
T. Rowe Price International Stock Portfolio	AST Goldman Sachs Large-Cap Value Portfolio*
T. Rowe Price Equity Income Portfolio	AST Cohen & Steers Realty Portfolio
(Equity Income Class)	AST J.P. Morgan Strategic Opportunities Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST T. Rowe Price Large-Cap Value Portfolio
Janus Henderson VIT Research Portfolio	AST High Yield Portfolio
(Institutional Shares)	AST Small-Cap Growth Opportunities Portfolio
Janus Henderson VIT Overseas Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
(Institutional Shares)	AST Small-Cap Value Portfolio

A 87

Note 1:	General (continued)

AST Mid-Cap Growth Portfolio (formerly AST Goldman	AST Bond Portfolio 2020
Sachs Mid-Cap Growth Portfolio)	AST Bond Portfolio 2021
AST Hotchkis & Wiley Large-Cap Value Portfolio	Wells Fargo VT International Equity Fund (Class 1)
AST Loomis Sayles Large-Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund (Class 1)
AST MFS Growth Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Bond Portfolio 2022
AST BlackRock Low Duration Bond Portfolio	AST Quantitative Modeling Portfolio
AST QMA US Equity Alpha Portfolio	AST BlackRock Global Strategies Portfolio
AST T. Rowe Price Natural Resources Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
AST T. Rowe Price Asset Allocation Portfolio	AST Prudential Core Bond Portfolio
AST MFS Global Equity Portfolio	AST Bond Portfolio 2023
AST J.P. Morgan International Equity Portfolio	AST MFS Growth Allocation Portfolio (formerly AST
AST Templeton Global Bond Portfolio	New Discovery Asset Allocation Portfolio)
AST Wellington Management Hedged Equity Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST Capital Growth Asset Allocation Portfolio	AST MFS Large-Cap Value Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Bond Portfolio 2024
AST Balanced Asset Allocation Portfolio	AST AQR Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio	AST ClearBridge Dividend Growth Portfolio
AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Multi-Sector Fixed Income Portfolio
AST Prudential Growth Allocation Portfolio	AST AQR Large-Cap Portfolio
AST Advanced Strategies Portfolio	AST QMA Large-Cap Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST Bond Portfolio 2025
AST Government Money Market Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Small-Cap Growth Portfolio	AST Goldman Sachs Global Growth Allocation
AST BlackRock/Loomis Sayles Bond Portfolio	Portfolio
AST International Value Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST International Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST Investment Grade Bond Portfolio	AST Franklin Templeton K2 Global Absolute Return
AST Western Asset Core Plus Bond Portfolio	Portfolio
AST Bond Portfolio 2019**	AST Managed Equity Portfolio
AST Cohen & Steers Global Realty Portfolio	AST Managed Fixed Income Portfolio
(formerly AST Global Real Estate Portfolio)	AST FQ Absolute Return Currency Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST Jennison Global Infrastructure Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST PIMCO Dynamic Bond Portfolio
AST AllianzGI World Trends Portfolio	AST Legg Mason Diversified Growth Portfolio
(formerly AST RCM World Trends Portfolio)	AST Bond Portfolio 2026
AST J.P. Morgan Global Thematic Portfolio	AST AB Global Bond Portfolio
AST Goldman Sachs Multi-Asset Portfolio	AST Goldman Sachs Global Income Portfolio
ProFund VP Consumer Services	AST Morgan Stanley Multi-Asset Portfolio**
ProFund VP Consumer Goods	AST Wellington Management Global Bond Portfolio
ProFund VP Financials	AST Neuberger Berman Long/Short Portfolio
ProFund VP Health Care	AST Wellington Management Real Total Return
ProFund VP Industrials	Portfolio**
ProFund VP Mid-Cap Growth	AST QMA International Core Equity Portfolio
ProFund VP Mid-Cap Value	AST Managed Alternatives Portfolio
ProFund VP Real Estate	AST Emerging Managers Diversified Portfolio**
ProFund VP Small-Cap Growth	AST Columbia Adaptive Risk Allocation Portfolio*
ProFund VP Small-Cap Value	Blackrock Global Allocation V.I. Fund (Class III)
ProFund VP Telecommunications	JPMorgan Insurance Trust Income Builder Portfolio
ProFund VP Utilities	(Class 2)
ProFund VP Large-Cap Growth	AST Bond Portfolio 2027
ProFund VP Large-Cap Value	NVIT Emerging Markets Fund (Class D)
AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2028

A 88

Note 1:	General (continued)

AST Bond Portfolio 2029	AST T. Rowe Price Corporate Bond Portfolio
AST American Funds Growth Allocation Portfolio	AST PIMCO Corporate Bond Portfolio
AST Bond Portfolio 2030	AST Prudential Corporate Bond Portfolio
AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock Corporate Bond Portfolio
AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Dimensional Global Core Allocation Portfolio
AST Western Asset Corporate Bond Portfolio

*	Subaccount was no longer available for investment as of December 31, 2019.

**	Subaccount liquidated during the period ended December 31, 2019.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2019 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
January 25, 2019	AST Columbia Adaptive Risk Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
April 26, 2019	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Value Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

A 89

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2019, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2019 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$17,422,035	$24,513,030
Prudential Diversified Bond Portfolio	1,844,158	17,878,425
Prudential Equity Portfolio (Class I)	707,971	23,365,931
Prudential Flexible Managed Portfolio	47,295	1,279,923
Prudential Conservative Balanced Portfolio	32,170	1,937,622
Prudential Value Portfolio (Class I)	1,247,902	28,962,612
Prudential High Yield Bond Portfolio	1,876,452	19,103,230
Prudential Natural Resources Portfolio (Class I)	37,562	384,113
Prudential Stock Index Portfolio	49,821,795	49,380,792
Prudential Global Portfolio	662,306	6,887,561
Prudential Jennison Portfolio (Class I)	1,331,053	42,918,925
Prudential Small Capitalization Stock Portfolio	8,785,191	9,202,901
T. Rowe Price International Stock Portfolio	153,556	1,942,666
T. Rowe Price Equity Income Portfolio (Equity Income Class)	132,427	8,576,602
Invesco V.I. Core Equity Fund (Series I)	118,718	9,234,564
Janus Henderson VIT Research Portfolio (Institutional Shares)	390,439	8,483,059
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	41,831	6,584,461
MFS® Research Series (Initial Class)	381,730	3,248,966
MFS® Growth Series (Initial Class)	862,417	9,568,026

A 90

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
American Century VP Value Fund (Class I)	$427,292	$2,896,131
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	351,416	3,801,995
Prudential Jennison 20/20 Focus Portfolio (Class I)	157,402	5,623,425
Davis Value Portfolio	185,577	3,371,482
AB VPS Large Cap Growth Portfolio (Class B)	722,229	2,023,343
Prudential SP Small Cap Value Portfolio (Class I)	1,231,627	9,847,616
Janus Henderson VIT Research Portfolio (Service Shares)	69,263	1,499,551
SP Prudential U.S. Emerging Growth Portfolio (Class I)	842,204	16,142,200
Prudential SP International Growth Portfolio (Class I)	597,281	4,297,892
AST Goldman Sachs Large-Cap Value Portfolio	26,407,982	593,552,422
AST Cohen & Steers Realty Portfolio	48,232,559	57,225,505
AST J.P. Morgan Strategic Opportunities Portfolio	198,937,799	216,112,527
AST T. Rowe Price Large-Cap Value Portfolio	650,251,357	125,375,525
AST High Yield Portfolio	61,884,420	50,860,712
AST Small-Cap Growth Opportunities Portfolio	41,264,660	48,205,189
AST WEDGE Capital Mid-Cap Value Portfolio	24,258,158	22,335,266
AST Small-Cap Value Portfolio	32,768,441	31,272,123
AST Mid-Cap Growth Portfolio	109,898,960	150,127,734
AST Hotchkis & Wiley Large-Cap Value Portfolio	63,725,063	87,122,926
AST Loomis Sayles Large-Cap Growth Portfolio	73,106,529	108,925,605
AST MFS Growth Portfolio	63,352,768	64,479,214
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	83,827,914	73,622,453
AST BlackRock Low Duration Bond Portfolio	73,305,755	54,209,530
AST QMA US Equity Alpha Portfolio	58,158,999	70,685,047
AST T. Rowe Price Natural Resources Portfolio	71,345,585	47,052,121
AST T. Rowe Price Asset Allocation Portfolio	988,760,957	1,508,919,514
AST MFS Global Equity Portfolio	77,063,768	103,918,509
AST J.P. Morgan International Equity Portfolio	52,760,152	59,573,688
AST Templeton Global Bond Portfolio	39,669,585	30,766,451
AST Wellington Management Hedged Equity Portfolio	149,288,871	170,196,714
AST Capital Growth Asset Allocation Portfolio	1,262,918,589	1,405,666,489
AST Academic Strategies Asset Allocation Portfolio	618,770,464	486,259,073
AST Balanced Asset Allocation Portfolio	774,000,248	1,072,621,189
AST Preservation Asset Allocation Portfolio	602,418,897	752,600,393
AST Fidelity Institutional AM℠ Quantitative Portfolio	345,810,992	472,521,045
AST Prudential Growth Allocation Portfolio	2,020,333,195	2,057,995,406
AST Advanced Strategies Portfolio	537,610,893	918,932,198
AST T. Rowe Price Large-Cap Growth Portfolio	195,380,401	219,021,663
AST Government Money Market Portfolio	418,107,898	409,385,711
AST Small-Cap Growth Portfolio	66,501,041	66,485,360
AST BlackRock/Loomis Sayles Bond Portfolio	339,257,771	329,288,679
AST International Value Portfolio	30,990,783	28,661,737
AST International Growth Portfolio	40,221,625	64,521,866
AST Investment Grade Bond Portfolio	1,294,523,175	7,167,756,470
AST Western Asset Core Plus Bond Portfolio	255,521,649	266,711,443
AST Bond Portfolio 2019	1,324,642	71,655,223
AST Cohen & Steers Global Realty Portfolio	20,333,141	20,161,008
AST Parametric Emerging Markets Equity Portfolio	65,437,576	50,720,984
AST Goldman Sachs Small-Cap Value Portfolio	73,424,326	69,582,290

A 91

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST AllianzGI World Trends Portfolio	$406,614,165	$475,936,342
AST J.P. Morgan Global Thematic Portfolio	311,980,343	312,973,999
AST Goldman Sachs Multi-Asset Portfolio	335,702,204	263,928,261
ProFund VP Consumer Services	262,461	182,925
ProFund VP Consumer Goods	147,649	136,591
ProFund VP Financials	170,391	376,192
ProFund VP Health Care	514,615	492,569
ProFund VP Industrials	72,404	181,443
ProFund VP Mid-Cap Growth	102,444	118,191
ProFund VP Mid-Cap Value	248,178	65,259
ProFund VP Real Estate	175,540	67,761
ProFund VP Small-Cap Growth	92,994	237,545
ProFund VP Small-Cap Value	68,648	172,763
ProFund VP Telecommunications	29,886	24,870
ProFund VP Utilities	224,056	89,480
ProFund VP Large-Cap Growth	229,752	152,175
ProFund VP Large-Cap Value	161,908	134,323
AST Jennison Large-Cap Growth Portfolio	63,860,020	67,500,509
AST Bond Portfolio 2020	48,933,808	14,072,483
AST Bond Portfolio 2021	26,880,417	40,753,369
Wells Fargo VT International Equity Fund (Class 1)	3,408	26,764
Wells Fargo VT Omega Growth Fund (Class 1)	3,541	263,423
Wells Fargo VT Small Cap Growth Fund (Class 1)	39,134	78,632
AST Bond Portfolio 2022	3,121,008	10,828,770
AST Quantitative Modeling Portfolio	239,448,534	270,493,765
AST BlackRock Global Strategies Portfolio	138,264,442	178,713,941
Wells Fargo VT Opportunity Fund (Class 1)	2,529	318,675
AST Prudential Core Bond Portfolio	121,212,135	85,817,534
AST Bond Portfolio 2023	1,609,033	6,354,422
AST MFS Growth Allocation Portfolio	164,148,376	55,528,752
AST Western Asset Emerging Markets Debt Portfolio	2,077,853	1,732,832
AST MFS Large-Cap Value Portfolio	66,467,843	43,970,063
AST Bond Portfolio 2024	3,501,473	20,260,696
AST AQR Emerging Markets Equity Portfolio	6,789,567	4,141,705
AST ClearBridge Dividend Growth Portfolio	55,335,957	37,659,668
AST Multi-Sector Fixed Income Portfolio	2,443,346,247	76,759,307
AST AQR Large-Cap Portfolio	4,948,879	3,950,598
AST QMA Large-Cap Portfolio	3,852,642	2,676,017
AST Bond Portfolio 2025	6,268,324	29,493,662
AST T. Rowe Price Growth Opportunities Portfolio	798,220,861	47,444,533
AST Goldman Sachs Global Growth Allocation Portfolio	5,937,210	2,881,409
AST T. Rowe Price Diversified Real Growth Portfolio	24,699,816	7,589,114
AST Prudential Flexible Multi-Strategy Portfolio	8,810,064	9,740,313
AST Franklin Templeton K2 Global Absolute Return Portfolio	2,818,982	3,396,285
AST Managed Equity Portfolio	6,663,458	4,256,798
AST Managed Fixed Income Portfolio	6,477,953	4,627,579
AST FQ Absolute Return Currency Portfolio	447,336	569,967
AST Jennison Global Infrastructure Portfolio	1,150,240	757,267
AST PIMCO Dynamic Bond Portfolio	4,963,863	1,585,239

A 92

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Legg Mason Diversified Growth Portfolio	$126,547,986	$16,711,814
AST Bond Portfolio 2026	23,053,670	64,499,319
AST AB Global Bond Portfolio	1,693,802	538,868
AST Goldman Sachs Global Income Portfolio	940,314	156,783
AST Morgan Stanley Multi-Asset Portfolio	601,171	2,774,290
AST Wellington Management Global Bond Portfolio	1,507,431	428,137
AST Neuberger Berman Long/Short Portfolio	1,118,303	490,466
AST Wellington Management Real Total Return Portfolio	225,415	3,252,148
AST QMA International Core Equity Portfolio	1,907,013	796,553
AST Managed Alternatives Portfolio	1,288,453	748,599
AST Emerging Managers Diversified Portfolio	350,610	5,694,113
AST Columbia Adaptive Risk Allocation Portfolio	239,096	15,008,541
Blackrock Global Allocation V.I. Fund (Class III)	8,037,633	3,529,087
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	5,462,740	1,808,996
AST Bond Portfolio 2027	20,707,658	79,508,964
NVIT Emerging Markets Fund (Class D)	222,301	996,053
AST Bond Portfolio 2028	19,888,732	39,065,749
AST Bond Portfolio 2029	23,273,459	7,778,140
AST American Funds Growth Allocation Portfolio	517,112,804	1,443,503
AST Bond Portfolio 2030	39,307,460	28,860,940
AST BlackRock 80/20 Target Allocation ETF Portfolio	159,614,803	494,173
AST BlackRock 60/40 Target Allocation ETF Portfolio	122,288,196	2,311,172
AST Western Asset Corporate Bond Portfolio	278,523	227
AST T. Rowe Price Corporate Bond Portfolio	278,523	227
AST PIMCO Corporate Bond Portfolio	261,023	206
AST Prudential Corporate Bond Portfolio	639,951	661
AST BlackRock Corporate Bond Portfolio	278,523	227
AST Dimensional Global Core Allocation Portfolio	1,091,594	483

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and QMA LLC (formerly Quantitative Management Associates LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor

A 93

Note 6:	Related Party Transactions (continued)

of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:	Financial Highlights

Pruco Life sells a number of variable annuity products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life.

A 94

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2019	62,646	$0.89	to	$9.84	$71,589	1.91%		1.00%	to	2.00%	-0.11%	to	0.91%
December 31, 2018	68,162	$0.89	to	$9.75	$77,267	1.51%		1.00%	to	2.00%	-0.44%	to	0.52%
December 31, 2017	72,665	$0.89	to	$9.70	$82,409	0.55%		1.00%	to	2.00%	-1.41%	to	-0.44%
December 31, 2016	84,822	$0.91	to	$9.74	$96,411	0.09%		1.00%	to	2.00%	-1.92%	to	-0.90%
December 31, 2015	92,559	$0.92	to	$9.83	$107,185	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%

	Prudential Diversified Bond Portfolio
December 31, 2019	40,889	$2.40	to	$2.95	$120,445	0.00%		1.35%	to	1.65%	9.10%	to	9.42%
December 31, 2018	45,953	$2.20	to	$2.70	$123,735	0.00%		1.35%	to	1.65%	-1.78%	to	-1.49%
December 31, 2017	51,465	$2.24	to	$2.74	$140,780	0.00%		1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	57,301	$2.12	to	$2.60	$148,549	0.00%		1.35%	to	1.65%	3.88%	to	4.19%
December 31, 2015	64,211	$2.05	to	$2.50	$159,894	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%

	Prudential Equity Portfolio (Class I)
December 31, 2019	37,340	$2.70	to	$4.70	$161,984	0.00%		1.35%	to	2.00%	26.36%	to	27.17%
December 31, 2018	42,506	$2.13	to	$3.70	$145,112	0.00%		1.35%	to	2.00%	-6.73%	to	-6.13%
December 31, 2017	48,485	$2.28	to	$3.94	$176,690	0.00%		1.35%	to	2.00%	23.32%	to	24.11%
December 31, 2016	55,260	$1.84	to	$3.18	$162,271	0.00%		1.35%	to	2.00%	1.74%	to	2.39%
December 31, 2015	62,095	$1.80	to	$3.11	$178,479	0.00%		1.35%	to	2.00%	0.35%	to	0.99%

	Prudential Flexible Managed Portfolio
December 31, 2019	2,618	$3.74	to	$3.74	$9,799	0.00%		1.40%	to	1.40%	18.21%	to	18.21%
December 31, 2018	2,932	$3.17	to	$3.17	$9,283	0.00%		1.40%	to	1.40%	-5.52%	to	-5.52%
December 31, 2017	3,315	$3.35	to	$3.35	$11,108	0.00%		1.40%	to	1.40%	13.39%	to	13.39%
December 31, 2016	3,816	$2.96	to	$2.96	$11,278	0.00%		1.40%	to	1.40%	7.02%	to	7.02%
December 31, 2015	4,417	$2.76	to	$2.76	$12,196	0.00%		1.40%	to	1.40%	-0.39%	to	-0.39%

	Prudential Conservative Balanced Portfolio
December 31, 2019	3,375	$3.36	to	$3.36	$11,341	0.00%		1.40%	to	1.40%	16.85%	to	16.85%
December 31, 2018	3,926	$2.88	to	$2.88	$11,290	0.00%		1.40%	to	1.40%	-3.82%	to	-3.82%
December 31, 2017	4,680	$2.99	to	$2.99	$13,995	0.00%		1.40%	to	1.40%	10.82%	to	10.82%
December 31, 2016	5,307	$2.70	to	$2.70	$14,319	0.00%		1.40%	to	1.40%	5.80%	to	5.80%
December 31, 2015	6,144	$2.55	to	$2.55	$15,669	0.00%		1.40%	to	1.40%	-0.99%	to	-0.99%

	Prudential Value Portfolio (Class I)
December 31, 2019	53,910	$2.50	to	$5.13	$201,569	0.00%		1.35%	to	2.00%	23.59%	to	24.38%
December 31, 2018	61,203	$2.02	to	$4.13	$184,022	0.00%		1.35%	to	2.00%	-11.66%	to	-11.09%
December 31, 2017	69,321	$2.28	to	$4.64	$234,532	0.00%		1.35%	to	2.00%	14.70%	to	15.43%
December 31, 2016	78,962	$1.99	to	$4.03	$231,803	0.00%		1.35%	to	2.00%	9.22%	to	9.92%
December 31, 2015	88,795	$1.82	to	$3.66	$238,364	0.00%		1.35%	to	2.00%	-10.00%	to	-9.42%

	Prudential High Yield Bond Portfolio
December 31, 2019	22,359	$2.70	to	$19.13	$123,608	0.00%		1.35%	to	2.00%	14.05%	to	14.78%
December 31, 2018	25,233	$2.36	to	$16.68	$121,953	2.92%		1.35%	to	2.00%	-3.21%	to	-2.58%
December 31, 2017	28,650	$2.43	to	$17.13	$142,013	6.08%		1.35%	to	2.00%	5.70%	to	6.39%
December 31, 2016	31,834	$2.29	to	$16.11	$148,803	6.44%		1.35%	to	2.00%	13.97%	to	14.69%
December 31, 2015	36,942	$2.00	to	$14.05	$150,113	6.16%		1.35%	to	2.00%	-4.36%	to	-3.74%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2019	500	$4.67	to	$4.67	$2,335	0.00%		1.40%	to	1.40%	9.16%	to	9.16%
December 31, 2018	567	$4.28	to	$4.28	$2,428	0.00%		1.40%	to	1.40%	-19.21%	to	-19.21%
December 31, 2017	618	$5.30	to	$5.30	$3,270	0.00%		1.40%	to	1.40%	-1.56%	to	-1.56%
December 31, 2016	681	$5.38	to	$5.38	$3,665	0.00%		1.40%	to	1.40%	23.63%	to	23.63%
December 31, 2015	781	$4.35	to	$4.35	$3,397	0.00%		1.40%	to	1.40%	-29.19%	to	-29.19%

	Prudential Stock Index Portfolio
December 31, 2019	66,893	$2.24	to	$12.34	$334,880	0.00%		0.35%	to	2.00%	8.05%	to	30.35%
December 31, 2018	72,392	$1.74	to	$9.47	$255,597	0.00%		0.55%	to	2.00%	-6.50%	to	-4.55%
December 31, 2017	79,672	$1.86	to	$4.31	$286,798	1.59%		1.35%	to	2.00%	19.09%	to	19.85%
December 31, 2016	91,196	$1.55	to	$3.60	$273,088	1.84%		1.35%	to	2.00%	9.64%	to	10.34%
December 31, 2015	101,975	$1.41	to	$3.26	$277,104	1.49%		1.35%	to	2.00%	-0.80%	to	-0.16%

A 95

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2019	15,990	$1.73	to	$3.86	$53,522	0.00%	1.35%	to	2.00%	27.84%	to	28.66%
December 31, 2018	17,863	$1.35	to	$3.00	$46,310	0.00%	1.35%	to	2.00%	-9.14%	to	-8.55%
December 31, 2017	20,167	$1.48	to	$3.28	$57,220	0.00%	1.35%	to	2.00%	22.40%	to	23.19%
December 31, 2016	22,600	$1.21	to	$2.67	$52,073	0.00%	1.35%	to	2.00%	2.40%	to	3.06%
December 31, 2015	25,080	$1.18	to	$2.59	$56,280	0.00%	1.35%	to	2.00%	0.36%	to	1.01%

	Prudential Jennison Portfolio (Class I)
December 31, 2019	54,683	$2.20	to	$6.56	$292,761	0.00%	1.35%	to	2.00%	30.73%	to	31.57%
December 31, 2018	62,606	$1.68	to	$4.99	$254,461	0.00%	1.35%	to	2.00%	-2.73%	to	-2.11%
December 31, 2017	70,792	$1.72	to	$5.10	$294,436	0.00%	1.35%	to	2.00%	34.02%	to	34.88%
December 31, 2016	80,340	$1.28	to	$3.78	$247,239	0.00%	1.35%	to	2.00%	-2.84%	to	-2.22%
December 31, 2015	90,877	$1.32	to	$3.87	$287,289	0.00%	1.35%	to	2.00%	9.30%	to	10.00%

	Prudential Small Capitalization Stock Portfolio
December 31, 2019	8,817	$4.97	to	$10.80	$64,099	0.00%	0.35%	to	1.95%	4.55%	to	21.75%
December 31, 2018	9,177	$4.13	to	$8.87	$52,737	0.00%	0.55%	to	1.95%	-11.28%	to	-9.95%
December 31, 2017	9,680	$4.60	to	$7.06	$59,097	0.00%	1.35%	to	1.65%	11.17%	to	11.50%
December 31, 2016	10,868	$4.14	to	$6.33	$59,542	0.00%	1.35%	to	1.65%	24.46%	to	24.82%
December 31, 2015	12,245	$3.32	to	$5.08	$53,805	0.00%	1.35%	to	1.65%	-3.87%	to	-3.58%

	T. Rowe Price International Stock Portfolio
December 31, 2019	8,321	$1.54	to	$2.15	$17,711	2.34%	1.35%	to	1.65%	25.69%	to	26.07%
December 31, 2018	9,118	$1.23	to	$1.71	$15,414	1.28%	1.35%	to	1.65%	-15.61%	to	-15.36%
December 31, 2017	10,240	$1.46	to	$2.02	$20,483	1.10%	1.35%	to	1.65%	25.82%	to	26.19%
December 31, 2016	10,887	$1.16	to	$1.60	$17,264	1.04%	1.35%	to	1.65%	0.47%	to	0.77%
December 31, 2015	11,740	$1.15	to	$1.59	$18,592	0.91%	1.35%	to	1.65%	-2.51%	to	-2.23%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2019	12,151	$2.84	to	$4.48	$54,376	2.29%	1.35%	to	1.65%	24.35%	to	24.71%
December 31, 2018	14,040	$2.28	to	$3.60	$50,313	1.97%	1.35%	to	1.65%	-10.98%	to	-10.71%
December 31, 2017	16,255	$2.56	to	$4.03	$65,251	1.72%	1.35%	to	1.65%	14.15%	to	14.48%
December 31, 2016	18,852	$2.25	to	$3.52	$66,114	2.32%	1.35%	to	1.65%	17.24%	to	17.59%
December 31, 2015	20,667	$1.91	to	$3.00	$61,636	1.80%	1.35%	to	1.65%	-8.37%	to	-8.10%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2019	18,482	$1.80	to	$3.49	$63,440	0.93%	1.35%	to	1.65%	26.87%	to	27.25%
December 31, 2018	21,230	$1.42	to	$2.75	$57,041	0.88%	1.35%	to	1.65%	-10.88%	to	-10.61%
December 31, 2017	23,685	$1.59	to	$3.08	$71,342	1.02%	1.35%	to	1.65%	11.34%	to	11.67%
December 31, 2016	26,486	$1.43	to	$2.76	$71,610	0.75%	1.35%	to	1.65%	8.48%	to	8.81%
December 31, 2015	30,183	$1.32	to	$2.53	$75,203	1.11%	1.35%	to	1.65%	-7.29%	to	-7.03%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2019	12,904	$2.00	to	$4.25	$53,895	0.45%	1.35%	to	1.65%	33.33%	to	33.72%
December 31, 2018	14,982	$1.50	to	$3.18	$46,478	0.54%	1.35%	to	1.65%	-4.17%	to	-3.88%
December 31, 2017	17,051	$1.57	to	$3.31	$55,171	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	19,342	$1.24	to	$2.62	$49,711	0.53%	1.35%	to	1.65%	-1.13%	to	-0.84%
December 31, 2015	21,939	$1.26	to	$2.65	$57,069	0.63%	1.35%	to	1.65%	3.63%	to	3.94%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2019	13,412	$2.05	to	$3.78	$50,130	1.89%	1.35%	to	1.65%	24.96%	to	25.33%
December 31, 2018	15,253	$1.64	to	$3.02	$45,259	1.73%	1.35%	to	1.65%	-16.33%	to	-16.09%
December 31, 2017	16,962	$1.96	to	$3.60	$60,057	1.64%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	18,983	$1.52	to	$2.78	$52,039	5.03%	1.35%	to	1.65%	-7.96%	to	-7.70%
December 31, 2015	20,849	$1.65	to	$3.01	$61,960	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%

	MFS® Research Series (Initial Class)
December 31, 2019	3,984	$2.58	to	$4.27	$16,946	0.78%	1.35%	to	1.65%	30.79%	to	31.18%
December 31, 2018	4,671	$1.98	to	$3.26	$15,159	0.69%	1.35%	to	1.65%	-5.93%	to	-5.65%
December 31, 2017	5,304	$2.10	to	$3.46	$18,258	1.35%	1.35%	to	1.65%	21.37%	to	21.73%
December 31, 2016	6,000	$1.73	to	$2.84	$16,979	0.78%	1.35%	to	1.65%	6.98%	to	7.29%
December 31, 2015	6,865	$1.62	to	$2.65	$18,119	0.73%	1.35%	to	1.65%	-0.83%	to	-0.54%
A 96

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Growth Series (Initial Class)
December 31, 2019	12,438	$2.80	to	$5.32	$65,895	0.00%	1.35%	to	1.65%	35.91%	to	36.31%
December 31, 2018	14,096	$2.06	to	$3.91	$54,733	0.09%	1.35%	to	1.65%	0.99%	to	1.29%
December 31, 2017	15,863	$2.04	to	$3.86	$60,861	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	17,677	$1.58	to	$2.98	$52,348	0.04%	1.35%	to	1.65%	0.78%	to	1.08%
December 31, 2015	20,031	$1.56	to	$2.95	$58,698	0.15%	1.35%	to	1.65%	5.81%	to	6.12%

	American Century VP Value Fund (Class I)
December 31, 2019	5,157	$3.56	to	$4.40	$22,558	2.11%	1.35%	to	1.65%	24.97%	to	25.34%
December 31, 2018	5,697	$2.85	to	$3.51	$19,901	1.63%	1.35%	to	1.65%	-10.63%	to	-10.37%
December 31, 2017	6,738	$3.19	to	$3.92	$26,279	1.64%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	7,562	$2.98	to	$3.65	$27,509	1.74%	1.35%	to	1.65%	18.53%	to	18.88%
December 31, 2015	8,164	$2.51	to	$3.07	$24,981	2.12%	1.35%	to	1.65%	-5.45%	to	-5.16%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2019	5,769	$2.27	to	$4.00	$22,472	0.00%	1.35%	to	1.65%	29.30%	to	29.68%
December 31, 2018	6,616	$1.75	to	$3.09	$19,925	0.00%	1.35%	to	1.65%	-6.92%	to	-6.64%
December 31, 2017	7,437	$1.88	to	$3.31	$24,043	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	8,208	$1.58	to	$2.76	$22,199	0.00%	1.35%	to	1.65%	2.49%	to	2.79%
December 31, 2015	9,396	$1.54	to	$2.69	$24,715	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2019	10,237	$3.63	to	$3.94	$40,233	0.00%	1.35%	to	1.65%	26.83%	to	27.21%
December 31, 2018	11,616	$2.87	to	$3.09	$35,914	0.00%	1.35%	to	1.65%	-6.90%	to	-6.62%
December 31, 2017	13,523	$3.08	to	$3.32	$44,792	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	15,618	$2.40	to	$2.58	$40,266	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%
December 31, 2015	18,090	$2.40	to	$2.58	$46,546	0.00%	1.35%	to	1.65%	4.54%	to	4.86%

	Davis Value Portfolio
December 31, 2019	9,411	$2.23	to	$2.37	$22,038	1.53%	1.35%	to	1.65%	29.04%	to	29.42%
December 31, 2018	10,765	$1.73	to	$1.83	$19,489	0.81%	1.35%	to	1.65%	-15.02%	to	-14.76%
December 31, 2017	12,130	$2.04	to	$2.15	$25,779	0.74%	1.35%	to	1.65%	20.64%	to	21.00%
December 31, 2016	13,699	$1.69	to	$1.77	$24,077	1.23%	1.35%	to	1.65%	10.07%	to	10.39%
December 31, 2015	15,857	$1.53	to	$1.61	$25,264	0.76%	1.35%	to	1.65%	-0.05%	to	0.24%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2019	4,604	$1.89	to	$2.00	$9,102	0.00%	1.35%	to	1.65%	32.18%	to	32.57%
December 31, 2018	5,260	$1.43	to	$1.51	$7,847	0.00%	1.35%	to	1.65%	0.65%	to	0.95%
December 31, 2017	5,895	$1.42	to	$1.49	$8,716	0.00%	1.35%	to	1.65%	29.55%	to	29.92%
December 31, 2016	5,898	$1.09	to	$1.15	$6,715	0.00%	1.35%	to	1.65%	0.70%	to	1.00%
December 31, 2015	7,167	$1.09	to	$1.14	$8,081	0.00%	1.35%	to	1.65%	9.05%	to	9.38%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2019	21,777	$2.76	to	$3.79	$75,215	0.00%	1.35%	to	2.00%	20.37%	to	21.15%
December 31, 2018	24,057	$2.29	to	$3.13	$68,759	0.00%	1.35%	to	2.00%	-15.49%	to	-14.95%
December 31, 2017	26,956	$2.71	to	$3.69	$90,794	0.00%	1.35%	to	2.00%	10.00%	to	10.70%
December 31, 2016	30,664	$2.46	to	$3.33	$93,506	0.00%	1.35%	to	2.00%	23.00%	to	23.79%
December 31, 2015	34,695	$2.00	to	$2.69	$85,721	0.00%	1.35%	to	2.00%	-7.22%	to	-6.62%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2019	3,816	$1.63	to	$3.73	$10,042	0.30%	1.40%	to	2.00%	32.57%	to	33.36%
December 31, 2018	4,362	$1.22	to	$2.79	$8,623	0.36%	1.40%	to	2.00%	-4.75%	to	-4.19%
December 31, 2017	4,943	$1.28	to	$2.92	$10,326	0.24%	1.40%	to	2.00%	25.06%	to	25.80%
December 31, 2016	5,449	$1.02	to	$2.32	$9,067	0.38%	1.40%	to	2.00%	-1.69%	to	-1.10%
December 31, 2015	6,153	$1.04	to	$2.34	$10,479	0.45%	1.40%	to	2.00%	3.02%	to	3.63%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2019	23,411	$2.55	to	$5.80	$97,759	0.00%	1.35%	to	2.00%	35.01%	to	35.88%
December 31, 2018	27,121	$1.89	to	$4.27	$83,325	0.00%	1.35%	to	2.00%	-9.66%	to	-9.08%
December 31, 2017	31,152	$2.08	to	$4.70	$105,906	0.00%	1.35%	to	2.00%	20.04%	to	20.81%
December 31, 2016	35,035	$1.73	to	$3.89	$98,683	0.00%	1.35%	to	2.00%	2.28%	to	2.93%
December 31, 2015	39,225	$1.68	to	$3.78	$107,539	0.00%	1.35%	to	2.00%	-4.27%	to	-3.66%

A 97

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2019	13,518	$1.19	to	$3.01	$29,335	0.00%	1.40%	to	2.00%	29.79%	to	30.56%
December 31, 2018	15,124	$0.91	to	$2.30	$25,293	0.00%	1.40%	to	2.00%	-14.53%	to	-14.02%
December 31, 2017	16,536	$1.06	to	$2.68	$32,257	0.00%	1.40%	to	2.00%	33.16%	to	33.95%
December 31, 2016	18,568	$0.80	to	$2.00	$27,188	0.00%	1.40%	to	2.00%	-5.47%	to	-4.91%
December 31, 2015	20,465	$0.84	to	$2.10	$31,563	0.00%	1.40%	to	2.00%	1.34%	to	1.95%

	AST Goldman Sachs Large-Cap Value Portfolio (merged April 26, 2019)
December 31, 2019	—	$12.72	to	$24.15	$—	0.00%	0.55%	to	3.25%	13.70%	to	14.70%
December 31, 2018	30,514	$11.10	to	$21.15	$492,414	0.00%	0.55%	to	3.25%	-11.52%	to	-9.03%
December 31, 2017	36,026	$12.25	to	$23.57	$646,683	0.00%	0.55%	to	3.25%	6.19%	to	9.14%
December 31, 2016	32,294	$11.25	to	$21.90	$532,189	0.00%	0.55%	to	3.25%	7.93%	to	10.93%
December 31, 2015	34,839	$10.18	to	$20.01	$522,927	0.00%	0.55%	to	3.25%	-7.72%	to	6.09%

	AST Cohen & Steers Realty Portfolio
December 31, 2019	10,352	$10.22	to	$37.33	$243,120	0.00%	0.35%	to	3.25%	1.14%	to	30.49%
December 31, 2018	10,466	$10.86	to	$29.01	$191,487	0.00%	0.55%	to	3.25%	-7.87%	to	-5.28%
December 31, 2017	12,441	$11.50	to	$31.05	$243,725	0.00%	0.55%	to	3.25%	2.80%	to	5.66%
December 31, 2016	12,696	$10.92	to	$29.79	$239,515	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	12,433	$10.50	to	$28.98	$229,030	0.00%	0.55%	to	3.25%	1.44%	to	10.36%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2019	96,113	$10.84	to	$17.59	$1,414,259	0.00%	0.35%	to	3.25%	8.30%	to	13.98%
December 31, 2018	95,363	$11.52	to	$15.56	$1,245,804	0.00%	0.55%	to	3.25%	-8.23%	to	-5.65%
December 31, 2017	111,352	$12.45	to	$16.63	$1,564,163	0.00%	0.55%	to	3.25%	8.51%	to	11.53%
December 31, 2016	116,489	$11.26	to	$15.04	$1,487,767	0.00%	0.55%	to	3.25%	0.47%	to	3.27%
December 31, 2015	122,496	$11.01	to	$14.68	$1,537,582	0.00%	0.55%	to	3.25%	-3.43%	to	-0.73%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2019	40,565	$10.60	to	$24.14	$726,342	0.00%	0.35%	to	3.25%	6.16%	to	25.28%
December 31, 2018	8,217	$10.15	to	$19.53	$119,811	0.00%	0.55%	to	3.25%	-12.66%	to	-10.21%
December 31, 2017	8,178	$11.32	to	$22.06	$134,367	0.00%	0.55%	to	3.25%	12.78%	to	15.91%
December 31, 2016	7,875	$9.78	to	$19.29	$113,488	0.00%	0.55%	to	3.25%	2.69%	to	5.55%
December 31, 2015	8,473	$9.28	to	$18.53	$116,779	0.00%	0.55%	to	3.25%	-9.12%	to	4.17%

	AST High Yield Portfolio
December 31, 2019	13,888	$10.24	to	$20.46	$223,392	0.00%	0.35%	to	3.25%	2.23%	to	14.66%
December 31, 2018	12,898	$11.29	to	$18.09	$183,296	0.00%	0.55%	to	3.25%	-5.19%	to	-2.53%
December 31, 2017	14,829	$11.59	to	$18.82	$219,287	0.00%	0.55%	to	3.25%	3.99%	to	6.88%
December 31, 2016	14,421	$10.86	to	$17.85	$202,254	0.00%	0.55%	to	3.25%	11.66%	to	14.76%
December 31, 2015	13,669	$9.48	to	$15.77	$169,187	0.00%	0.55%	to	3.25%	-6.70%	to	-3.24%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2019	7,452	$10.90	to	$37.13	$193,371	0.00%	0.48%	to	3.25%	8.73%	to	35.73%
December 31, 2018	7,551	$10.82	to	$27.73	$146,258	0.00%	0.55%	to	3.25%	-13.76%	to	-11.34%
December 31, 2017	8,199	$12.22	to	$31.72	$181,631	0.00%	0.55%	to	3.25%	23.55%	to	26.99%
December 31, 2016	7,974	$9.64	to	$25.32	$141,144	0.00%	0.55%	to	3.25%	4.21%	to	7.11%
December 31, 2015	8,834	$9.01	to	$23.97	$148,073	0.00%	0.55%	to	3.25%	-11.16%	to	1.00%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2019	4,833	$10.22	to	$29.48	$101,715	0.00%	0.35%	to	3.25%	1.67%	to	18.49%
December 31, 2018	4,673	$10.58	to	$25.23	$83,510	0.00%	0.55%	to	3.25%	-19.26%	to	-16.99%
December 31, 2017	5,461	$12.78	to	$30.81	$119,136	0.00%	0.55%	to	3.25%	14.69%	to	17.88%
December 31, 2016	5,669	$10.88	to	$26.50	$106,317	0.00%	0.55%	to	3.25%	10.30%	to	13.37%
December 31, 2015	5,767	$9.63	to	$23.70	$97,023	0.00%	0.55%	to	3.25%	-9.64%	to	0.53%

	AST Small-Cap Value Portfolio
December 31, 2019	6,037	$10.35	to	$29.03	$126,086	0.00%	0.35%	to	3.25%	3.90%	to	21.31%
December 31, 2018	5,875	$11.20	to	$24.26	$101,852	0.00%	0.55%	to	3.25%	-19.79%	to	-17.53%
December 31, 2017	6,775	$13.62	to	$29.83	$144,480	0.00%	0.55%	to	3.25%	3.87%	to	6.76%
December 31, 2016	6,921	$12.80	to	$28.33	$139,960	0.00%	0.55%	to	3.25%	25.02%	to	28.49%
December 31, 2015	5,601	$9.99	to	$22.35	$89,371	0.00%	0.55%	to	3.25%	-7.42%	to	4.08%

A 98

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Mid-Cap Growth Portfolio
December 31, 2019	24,558	$10.39	to	$34.61	$614,786	0.00%	0.35%	to	3.25%	3.60%	to	29.44%
December 31, 2018	25,757	$11.84	to	$27.11	$503,319	0.00%	0.55%	to	3.25%	-7.48%	to	-4.88%
December 31, 2017	29,239	$12.49	to	$28.89	$608,567	0.00%	0.55%	to	3.25%	22.97%	to	26.39%
December 31, 2016	29,784	$9.91	to	$23.18	$496,877	0.00%	0.55%	to	3.25%	-1.65%	to	1.09%
December 31, 2015	31,934	$9.83	to	$23.25	$534,194	0.00%	0.55%	to	3.25%	-8.75%	to	2.12%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2019	20,480	$10.67	to	$31.02	$458,129	0.00%	0.35%	to	3.25%	6.16%	to	28.81%
December 31, 2018	21,289	$11.60	to	$24.42	$371,822	0.00%	0.55%	to	3.25%	-16.96%	to	-14.63%
December 31, 2017	22,705	$13.63	to	$29.00	$467,505	0.00%	0.55%	to	3.25%	15.33%	to	18.54%
December 31, 2016	23,496	$11.53	to	$24.81	$411,063	0.00%	0.55%	to	3.25%	16.00%	to	19.23%
December 31, 2015	24,491	$9.70	to	$21.09	$361,251	0.00%	0.55%	to	3.25%	-10.83%	to	1.55%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2019	14,351	$10.76	to	$41.81	$443,267	0.00%	0.35%	to	3.25%	8.21%	to	30.91%
December 31, 2018	15,298	$14.30	to	$32.38	$365,724	0.00%	0.55%	to	3.25%	-5.87%	to	-3.23%
December 31, 2017	18,619	$14.82	to	$33.93	$466,163	0.00%	0.55%	to	3.25%	28.68%	to	32.26%
December 31, 2016	20,369	$11.24	to	$26.01	$390,226	0.00%	0.55%	to	3.25%	2.15%	to	5.00%
December 31, 2015	20,054	$10.74	to	$25.11	$369,143	0.00%	0.55%	to	3.25%	6.50%	to	11.97%

	AST MFS Growth Portfolio
December 31, 2019	7,964	$10.72	to	$39.33	$241,787	0.00%	0.48%	to	3.25%	7.58%	to	37.02%
December 31, 2018	7,728	$13.95	to	$29.10	$176,703	0.00%	0.55%	to	3.25%	-1.19%	to	1.59%
December 31, 2017	7,414	$13.78	to	$29.05	$170,338	0.00%	0.55%	to	3.25%	26.47%	to	29.99%
December 31, 2016	7,161	$10.63	to	$22.66	$127,817	0.00%	0.55%	to	3.25%	-1.39%	to	1.35%
December 31, 2015	6,756	$10.53	to	$22.66	$120,117	0.00%	0.55%	to	3.25%	3.74%	to	9.59%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2019	15,686	$10.28	to	$33.24	$344,588	0.00%	0.35%	to	3.25%	2.85%	to	20.35%
December 31, 2018	14,849	$10.61	to	$28.00	$275,012	0.00%	0.55%	to	3.25%	-19.17%	to	-16.90%
December 31, 2017	16,836	$12.81	to	$34.17	$381,807	0.00%	0.55%	to	3.25%	10.10%	to	13.16%
December 31, 2016	16,396	$11.35	to	$30.61	$334,007	0.00%	0.55%	to	3.25%	14.40%	to	17.58%
December 31, 2015	14,931	$9.69	to	$26.40	$262,670	0.00%	0.55%	to	3.25%	-8.70%	to	1.07%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2019	17,476	$8.49	to	$12.46	$181,540	0.00%	0.35%	to	3.25%	0.70%	to	4.05%
December 31, 2018	15,418	$8.38	to	$12.05	$154,769	0.00%	0.55%	to	3.25%	-2.55%	to	0.19%
December 31, 2017	16,298	$8.60	to	$12.10	$164,924	0.00%	0.55%	to	3.25%	-1.59%	to	1.15%
December 31, 2016	15,963	$8.74	to	$12.03	$161,562	0.00%	0.55%	to	3.25%	-1.66%	to	1.08%
December 31, 2015	15,084	$8.89	to	$11.97	$152,558	0.00%	0.55%	to	3.25%	-2.78%	to	-0.07%

	AST QMA US Equity Alpha Portfolio
December 31, 2019	9,514	$10.81	to	$38.35	$265,594	0.00%	0.35%	to	3.25%	8.35%	to	23.78%
December 31, 2018	9,828	$13.04	to	$31.42	$223,948	0.00%	0.55%	to	3.25%	-11.22%	to	-8.72%
December 31, 2017	10,875	$14.33	to	$34.90	$275,319	0.00%	0.55%	to	3.25%	18.29%	to	21.58%
December 31, 2016	10,551	$11.82	to	$29.10	$222,962	0.00%	0.55%	to	3.25%	11.12%	to	14.21%
December 31, 2015	9,355	$10.38	to	$25.83	$176,411	0.00%	0.55%	to	2.95%	0.13%	to	8.03%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2019	22,956	$8.49	to	$14.29	$236,498	0.00%	0.48%	to	3.25%	4.54%	to	16.22%
December 31, 2018	20,119	$7.33	to	$12.40	$180,098	0.00%	0.55%	to	3.25%	-19.38%	to	-17.11%
December 31, 2017	26,241	$8.87	to	$15.09	$285,152	0.00%	0.55%	to	3.25%	6.73%	to	9.70%
December 31, 2016	26,455	$8.11	to	$13.87	$265,263	0.00%	0.55%	to	3.25%	20.58%	to	23.93%
December 31, 2015	26,606	$6.56	to	$11.28	$217,496	0.00%	0.55%	to	3.25%	-21.88%	to	0.94%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2019	633,579	$11.16	to	$22.74	$11,362,924	0.00%	0.35%	to	3.25%	11.44%	to	20.18%
December 31, 2018	650,405	$12.92	to	$19.18	$9,844,073	0.00%	0.55%	to	3.25%	-8.42%	to	-5.85%
December 31, 2017	717,175	$13.85	to	$20.66	$11,688,101	0.00%	0.55%	to	3.25%	11.67%	to	14.77%
December 31, 2016	735,805	$12.18	to	$18.25	$10,599,350	0.00%	0.55%	to	3.25%	4.06%	to	6.95%
December 31, 2015	749,738	$11.49	to	$17.30	$10,255,016	0.00%	0.55%	to	3.25%	-3.21%	to	-0.51%

A 99

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST MFS Global Equity Portfolio
December 31, 2019	19,444	$10.53	to	$29.94	$432,853	0.00%	0.35%	to	3.25%	6.47%	to	29.24%
December 31, 2018	20,366	$11.72	to	$23.49	$354,584	0.00%	0.55%	to	3.25%	-12.51%	to	-10.05%
December 31, 2017	22,832	$13.07	to	$26.48	$447,924	0.00%	0.55%	to	3.25%	19.83%	to	23.16%
December 31, 2016	22,338	$10.65	to	$21.80	$360,344	0.00%	0.55%	to	3.25%	3.64%	to	6.52%
December 31, 2015	22,632	$10.03	to	$20.75	$346,412	0.00%	0.55%	to	3.25%	-4.67%	to	3.91%

	AST J.P. Morgan International Equity Portfolio
December 31, 2019	15,796	$11.53	to	$19.39	$228,162	0.00%	0.35%	to	3.25%	14.87%	to	26.52%
December 31, 2018	15,994	$9.51	to	$15.54	$184,020	0.00%	0.55%	to	3.25%	-20.17%	to	-17.92%
December 31, 2017	17,268	$12.12	to	$19.20	$244,941	0.00%	0.55%	to	3.25%	25.43%	to	28.92%
December 31, 2016	16,014	$9.15	to	$15.10	$178,124	0.00%	0.55%	to	3.25%	-1.37%	to	1.37%
December 31, 2015	16,931	$9.49	to	$15.10	$187,875	0.00%	0.55%	to	3.25%	-5.95%	to	-3.33%

	AST Templeton Global Bond Portfolio
December 31, 2019	17,621	$8.46	to	$12.61	$178,859	0.00%	0.35%	to	3.25%	-2.27%	to	1.05%
December 31, 2018	16,607	$8.60	to	$12.55	$167,385	0.00%	0.55%	to	3.25%	-1.33%	to	1.44%
December 31, 2017	18,787	$8.72	to	$12.45	$188,205	0.00%	0.55%	to	3.25%	-1.27%	to	1.48%
December 31, 2016	17,312	$8.83	to	$12.34	$172,270	0.00%	0.55%	to	3.25%	0.97%	to	3.78%
December 31, 2015	17,773	$8.75	to	$11.96	$171,608	0.00%	0.55%	to	3.25%	-7.72%	to	3.76%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2019	103,044	$11.10	to	$22.66	$1,562,700	0.00%	0.35%	to	3.25%	11.12%	to	19.89%
December 31, 2018	102,640	$11.18	to	$19.16	$1,310,263	0.00%	0.55%	to	3.25%	-8.10%	to	-5.52%
December 31, 2017	119,256	$12.10	to	$20.56	$1,626,779	0.00%	0.55%	to	3.25%	9.91%	to	12.97%
December 31, 2016	123,829	$10.93	to	$18.45	$1,510,962	0.00%	0.55%	to	3.25%	3.07%	to	5.94%
December 31, 2015	130,610	$10.53	to	$17.66	$1,520,154	0.00%	0.55%	to	3.25%	-3.86%	to	-1.18%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2019	502,215	$11.13	to	$24.35	$9,349,469	0.00%	0.35%	to	3.25%	11.09%	to	21.58%
December 31, 2018	498,529	$13.51	to	$20.31	$7,745,029	0.00%	0.55%	to	3.25%	-9.28%	to	-6.74%
December 31, 2017	536,307	$14.79	to	$22.08	$9,063,319	0.00%	0.55%	to	3.25%	14.07%	to	17.24%
December 31, 2016	530,110	$12.78	to	$19.09	$7,757,048	0.00%	0.55%	to	3.25%	3.37%	to	6.25%
December 31, 2015	530,160	$12.14	to	$18.22	$7,420,464	0.00%	0.55%	to	3.25%	-2.73%	to	-0.02%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2019	199,719	$10.76	to	$17.44	$2,798,739	0.00%	0.35%	to	3.25%	7.65%	to	15.42%
December 31, 2018	186,564	$10.57	to	$15.32	$2,281,769	0.00%	0.55%	to	3.25%	-11.14%	to	-8.64%
December 31, 2017	245,825	$11.81	to	$17.01	$3,337,538	0.00%	0.55%	to	3.25%	8.94%	to	11.97%
December 31, 2016	252,678	$10.77	to	$15.40	$3,099,702	0.00%	0.55%	to	3.25%	2.89%	to	5.75%
December 31, 2015	276,820	$10.35	to	$14.76	$3,252,182	0.00%	0.55%	to	3.25%	-6.36%	to	-3.75%

	AST Balanced Asset Allocation Portfolio
December 31, 2019	445,608	$11.03	to	$21.65	$7,699,602	0.00%	0.35%	to	3.25%	10.20%	to	18.76%
December 31, 2018	454,582	$12.98	to	$18.48	$6,701,812	0.00%	0.55%	to	3.25%	-8.04%	to	-5.46%
December 31, 2017	489,240	$13.86	to	$19.82	$7,740,602	0.00%	0.55%	to	3.25%	11.18%	to	14.28%
December 31, 2016	504,036	$12.23	to	$17.59	$7,082,882	0.00%	0.55%	to	3.25%	2.85%	to	5.71%
December 31, 2015	511,145	$11.68	to	$16.87	$6,905,423	0.00%	0.55%	to	3.25%	-2.79%	to	-0.08%

	AST Preservation Asset Allocation Portfolio
December 31, 2019	287,724	$10.87	to	$17.70	$4,326,551	0.00%	0.35%	to	3.25%	8.60%	to	14.11%
December 31, 2018	292,347	$11.72	to	$15.72	$3,901,018	0.00%	0.55%	to	3.25%	-6.02%	to	-3.38%
December 31, 2017	329,485	$12.29	to	$16.50	$4,615,130	0.00%	0.55%	to	3.25%	6.56%	to	9.53%
December 31, 2016	325,237	$11.32	to	$15.27	$4,238,527	0.00%	0.55%	to	3.25%	2.10%	to	4.95%
December 31, 2015	339,720	$10.89	to	$14.76	$4,282,307	0.00%	0.55%	to	3.25%	-3.11%	to	-0.41%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2019	219,308	$11.10	to	$20.32	$3,452,244	0.00%	0.35%	to	3.25%	10.98%	to	19.34%
December 31, 2018	223,080	$11.23	to	$17.27	$2,980,411	0.00%	0.55%	to	3.25%	-10.76%	to	-8.25%
December 31, 2017	253,498	$12.50	to	$19.08	$3,737,054	0.00%	0.55%	to	3.25%	12.70%	to	15.83%
December 31, 2016	258,493	$11.02	to	$16.70	$3,336,732	0.00%	0.55%	to	3.25%	0.87%	to	3.68%
December 31, 2015	257,720	$10.85	to	$16.33	$3,264,546	0.00%	0.55%	to	3.25%	-2.29%	to	0.44%
A 100

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Prudential Growth Allocation Portfolio
December 31, 2019	747,873	$10.88	to	$22.61	$13,282,205	0.00%	0.35%	to	3.25%	8.75%	to	18.52%
December 31, 2018	735,149	$11.77	to	$19.34	$11,139,504	0.00%	0.55%	to	3.25%	-10.62%	to	-8.11%
December 31, 2017	865,745	$13.08	to	$21.34	$14,454,365	0.00%	0.55%	to	3.25%	12.33%	to	15.46%
December 31, 2016	522,511	$11.56	to	$18.74	$7,626,845	0.00%	0.55%	to	3.25%	6.53%	to	9.49%
December 31, 2015	527,423	$10.71	to	$17.35	$7,139,930	0.00%	0.55%	to	3.25%	-3.84%	to	-1.16%

	AST Advanced Strategies Portfolio
December 31, 2019	355,641	$11.21	to	$23.73	$6,516,238	0.00%	0.35%	to	3.25%	11.97%	to	21.19%
December 31, 2018	369,894	$13.04	to	$19.85	$5,670,025	0.00%	0.55%	to	3.25%	-8.96%	to	-6.41%
December 31, 2017	410,175	$14.06	to	$21.51	$6,806,564	0.00%	0.55%	to	3.25%	13.14%	to	16.28%
December 31, 2016	426,322	$12.20	to	$18.75	$6,167,029	0.00%	0.55%	to	3.25%	3.63%	to	6.52%
December 31, 2015	442,206	$11.56	to	$17.85	$6,092,156	0.00%	0.55%	to	3.25%	-2.47%	to	0.25%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2019	29,332	$10.74	to	$46.89	$1,011,442	0.00%	0.35%	to	3.25%	7.75%	to	27.52%
December 31, 2018	29,238	$15.05	to	$37.28	$806,817	0.00%	0.55%	to	3.25%	0.47%	to	3.29%
December 31, 2017	30,787	$14.62	to	$36.60	$833,920	0.00%	0.55%	to	3.25%	33.42%	to	37.13%
December 31, 2016	29,887	$10.69	to	$27.06	$601,544	0.00%	0.55%	to	3.25%	-0.63%	to	2.13%
December 31, 2015	31,122	$10.50	to	$26.86	$623,579	0.00%	0.55%	to	3.25%	6.02%	to	9.50%

	AST Government Money Market Portfolio
December 31, 2019	25,141	$7.48	to	$10.11	$231,233	1.67%	0.35%	to	3.25%	-1.61%	to	1.13%
December 31, 2018	23,879	$7.60	to	$9.92	$218,732	1.30%	0.55%	to	3.25%	-2.01%	to	0.74%
December 31, 2017	22,117	$7.76	to	$9.86	$200,273	0.33%	0.55%	to	3.25%	-2.91%	to	-0.21%
December 31, 2016	25,161	$7.99	to	$9.90	$229,531	0.00%	0.55%	to	3.25%	-3.24%	to	-0.56%
December 31, 2015	25,658	$8.25	to	$9.97	$237,142	0.00%	0.55%	to	3.25%	-3.25%	to	-0.26%

	AST Small-Cap Growth Portfolio
December 31, 2019	10,768	$10.38	to	$38.45	$291,501	0.00%	0.35%	to	3.25%	3.62%	to	29.40%
December 31, 2018	10,535	$11.94	to	$30.13	$223,149	0.00%	0.55%	to	3.25%	-11.40%	to	-8.91%
December 31, 2017	10,814	$13.15	to	$33.54	$255,987	0.00%	0.55%	to	3.25%	19.90%	to	23.24%
December 31, 2016	10,540	$10.70	to	$27.59	$205,700	0.00%	0.55%	to	3.25%	8.44%	to	11.46%
December 31, 2015	11,007	$9.63	to	$25.10	$195,871	0.00%	0.55%	to	3.25%	-2.49%	to	0.23%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2019	126,833	$10.13	to	$15.79	$1,556,275	0.00%	0.35%	to	3.25%	0.97%	to	8.62%
December 31, 2018	124,403	$9.60	to	$14.62	$1,411,077	0.00%	0.55%	to	3.25%	-3.91%	to	-1.21%
December 31, 2017	147,932	$9.99	to	$14.89	$1,717,612	0.00%	0.55%	to	3.25%	0.98%	to	3.79%
December 31, 2016	143,734	$9.87	to	$14.43	$1,625,408	0.00%	0.55%	to	3.25%	0.85%	to	3.66%
December 31, 2015	153,110	$9.61	to	$14.00	$1,687,495	0.00%	0.55%	to	3.25%	-5.29%	to	-1.67%

	AST International Value Portfolio
December 31, 2019	10,845	$10.41	to	$17.12	$138,312	0.00%	0.35%	to	3.25%	7.85%	to	19.36%
December 31, 2018	10,563	$8.85	to	$14.54	$112,783	0.00%	0.55%	to	3.25%	-18.88%	to	-16.60%
December 31, 2017	11,483	$10.76	to	$17.68	$147,956	0.00%	0.55%	to	3.25%	18.83%	to	22.14%
December 31, 2016	11,324	$8.86	to	$14.68	$119,788	0.00%	0.55%	to	3.25%	-2.68%	to	0.03%
December 31, 2015	11,460	$8.89	to	$14.88	$121,599	0.00%	0.55%	to	3.25%	-9.82%	to	2.47%

	AST International Growth Portfolio
December 31, 2019	17,070	$10.89	to	$22.75	$284,222	0.00%	0.35%	to	3.25%	10.22%	to	31.38%
December 31, 2018	18,472	$10.07	to	$17.56	$234,931	0.00%	0.55%	to	3.25%	-16.16%	to	-13.81%
December 31, 2017	18,218	$11.83	to	$20.65	$269,589	0.00%	0.55%	to	3.25%	31.04%	to	34.68%
December 31, 2016	17,977	$8.94	to	$15.55	$196,952	0.00%	0.55%	to	3.25%	-6.90%	to	-4.31%
December 31, 2015	18,345	$9.48	to	$16.47	$211,152	0.00%	0.55%	to	3.25%	-0.21%	to	7.39%

	AST Investment Grade Bond Portfolio
December 31, 2019	97,350	$11.08	to	$18.62	$1,430,638	0.00%	0.55%	to	2.65%	8.28%	to	10.62%
December 31, 2018	571,595	$10.16	to	$16.90	$7,019,502	0.00%	0.55%	to	2.65%	-2.92%	to	-0.82%
December 31, 2017	91,943	$10.39	to	$17.11	$1,250,379	0.00%	0.55%	to	2.65%	1.56%	to	3.74%
December 31, 2016	229,222	$10.16	to	$16.56	$2,963,396	0.00%	0.55%	to	2.65%	1.45%	to	3.63%
December 31, 2015	209,767	$9.94	to	$16.04	$2,669,601	0.00%	0.55%	to	2.65%	-1.51%	to	0.62%

A 101

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Western Asset Core Plus Bond Portfolio
December 31, 2019	97,267	$10.29	to	$15.26	$1,323,031	0.00%	0.35%	to	3.25%	2.43%	to	11.68%
December 31, 2018	96,820	$10.55	to	$13.71	$1,185,539	0.00%	0.55%	to	3.25%	-5.46%	to	-2.80%
December 31, 2017	56,852	$10.92	to	$14.16	$723,371	0.00%	0.55%	to	3.25%	2.86%	to	5.72%
December 31, 2016	50,540	$10.37	to	$13.45	$615,290	0.00%	0.55%	to	3.25%	1.74%	to	4.57%
December 31, 2015	46,717	$9.94	to	$12.91	$549,910	0.00%	0.55%	to	3.25%	-2.05%	to	0.68%

	AST Bond Portfolio 2019 (liquidated December 31, 2019)
December 31, 2019	—	$10.03	to	$13.92	$—	0.00%	1.15%	to	3.25%	-1.89%	to	0.24%
December 31, 2018	6,208	$10.22	to	$13.91	$69,593	0.00%	1.15%	to	3.25%	-2.72%	to	-0.60%
December 31, 2017	755	$10.51	to	$14.01	$8,872	0.00%	1.30%	to	3.25%	-2.51%	to	-0.53%
December 31, 2016	1,014	$10.78	to	$14.08	$12,094	0.00%	1.30%	to	3.25%	-1.84%	to	0.15%
December 31, 2015	1,152	$10.98	to	$14.06	$13,887	0.00%	1.30%	to	3.25%	-2.21%	to	-0.23%

	AST Cohen & Steers Global Realty Portfolio
December 31, 2019	3,976	$10.41	to	$26.37	$72,741	0.00%	0.35%	to	3.25%	3.77%	to	24.44%
December 31, 2018	3,864	$10.44	to	$21.49	$57,715	0.00%	0.55%	to	3.25%	-7.82%	to	-5.24%
December 31, 2017	4,913	$11.05	to	$22.99	$78,498	0.00%	0.55%	to	3.25%	7.29%	to	10.28%
December 31, 2016	4,912	$10.05	to	$21.14	$71,984	0.00%	0.55%	to	3.25%	-2.38%	to	0.34%
December 31, 2015	4,979	$10.05	to	$21.36	$73,698	0.00%	0.55%	to	3.25%	-3.34%	to	5.49%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2019	20,056	$8.77	to	$15.45	$209,425	0.00%	0.35%	to	3.25%	4.14%	to	12.72%
December 31, 2018	18,399	$7.94	to	$13.89	$171,197	0.00%	0.55%	to	3.25%	-16.86%	to	-14.52%
December 31, 2017	21,866	$9.48	to	$16.48	$240,319	0.00%	0.55%	to	3.25%	22.28%	to	25.68%
December 31, 2016	19,509	$7.70	to	$13.30	$172,460	0.00%	0.55%	to	3.25%	8.72%	to	11.74%
December 31, 2015	20,044	$6.91	to	$12.06	$160,261	0.00%	0.55%	to	3.25%	-19.44%	to	0.59%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2019	13,918	$10.46	to	$32.33	$322,702	0.00%	0.35%	to	3.25%	4.13%	to	21.96%
December 31, 2018	13,468	$11.49	to	$26.88	$258,665	0.00%	0.55%	to	3.25%	-16.87%	to	-14.54%
December 31, 2017	15,520	$13.48	to	$31.89	$354,794	0.00%	0.55%	to	3.25%	8.55%	to	11.57%
December 31, 2016	15,081	$12.12	to	$28.98	$314,315	0.00%	0.55%	to	3.25%	20.28%	to	23.63%
December 31, 2015	16,007	$9.84	to	$23.77	$273,930	0.00%	0.55%	to	3.25%	-8.57%	to	2.45%

	AST AllianzGI World Trends Portfolio
December 31, 2019	262,440	$11.04	to	$18.66	$3,953,412	0.00%	0.35%	to	3.25%	10.27%	to	17.40%
December 31, 2018	262,006	$11.13	to	$16.12	$3,400,441	0.00%	0.55%	to	3.25%	-10.91%	to	-8.41%
December 31, 2017	304,321	$12.40	to	$17.84	$4,362,027	0.00%	0.55%	to	3.25%	12.47%	to	15.59%
December 31, 2016	310,671	$10.95	to	$15.65	$3,900,808	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	325,283	$10.73	to	$15.22	$3,973,304	0.00%	0.55%	to	3.25%	-3.41%	to	-0.72%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2019	150,691	$11.04	to	$21.65	$2,498,498	0.00%	0.35%	to	3.25%	10.30%	to	18.77%
December 31, 2018	147,090	$12.40	to	$18.48	$2,084,922	0.00%	0.55%	to	3.25%	-10.40%	to	-7.88%
December 31, 2017	164,998	$13.66	to	$20.34	$2,577,929	0.00%	0.55%	to	3.25%	13.17%	to	16.31%
December 31, 2016	161,567	$11.85	to	$17.73	$2,207,522	0.00%	0.55%	to	3.25%	1.81%	to	4.64%
December 31, 2015	160,974	$11.43	to	$17.18	$2,146,386	0.00%	0.55%	to	3.25%	-4.26%	to	-1.59%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2019	154,762	$10.87	to	$17.27	$2,145,046	0.00%	0.35%	to	3.25%	8.59%	to	15.38%
December 31, 2018	146,491	$10.93	to	$15.17	$1,775,756	0.00%	0.55%	to	3.25%	-10.10%	to	-7.57%
December 31, 2017	176,872	$12.07	to	$16.65	$2,355,804	0.00%	0.55%	to	3.25%	8.64%	to	11.67%
December 31, 2016	149,331	$10.93	to	$15.11	$1,819,142	0.00%	0.55%	to	3.25%	1.84%	to	4.68%
December 31, 2015	156,015	$10.54	to	$14.64	$1,842,734	0.00%	0.55%	to	3.25%	-4.13%	to	-1.45%

	ProFund VP Consumer Services
December 31, 2019	19	$29.44	to	$35.37	$628	0.00%	0.55%	to	2.00%	22.20%	to	23.95%
December 31, 2018	16	$24.09	to	$28.53	$432	0.00%	0.55%	to	2.00%	-1.37%	to	0.06%
December 31, 2017	19	$24.43	to	$28.51	$520	0.00%	0.55%	to	2.00%	16.05%	to	17.72%
December 31, 2016	25	$20.52	to	$24.22	$567	0.00%	0.55%	to	2.30%	1.85%	to	3.61%
December 31, 2015	25	$20.15	to	$23.38	$555	0.00%	0.55%	to	2.30%	2.34%	to	4.11%

A 102

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Consumer Goods
December 31, 2019	25	$11.52	to	$23.78	$532	1.47%	0.35%	to	2.00%	15.64%	to	25.87%
December 31, 2018	23	$15.41	to	$18.90	$405	1.19%	0.55%	to	2.30%	-16.73%	to	-15.27%
December 31, 2017	38	$18.51	to	$22.30	$779	1.18%	0.55%	to	2.30%	12.48%	to	14.42%
December 31, 2016	49	$16.45	to	$19.49	$878	1.56%	0.55%	to	2.30%	1.22%	to	2.97%
December 31, 2015	24	$16.25	to	$18.93	$439	0.75%	0.55%	to	2.30%	1.82%	to	3.59%

	ProFund VP Financials
December 31, 2019	46	$11.58	to	$24.59	$696	0.55%	0.35%	to	2.30%	15.77%	to	29.55%
December 31, 2018	58	$10.28	to	$21.18	$713	0.37%	0.55%	to	2.90%	-12.97%	to	-10.92%
December 31, 2017	87	$11.75	to	$24.34	$1,252	0.36%	0.55%	to	2.90%	14.87%	to	17.54%
December 31, 2016	70	$10.17	to	$21.19	$834	0.37%	0.55%	to	2.90%	12.08%	to	14.69%
December 31, 2015	70	$9.02	to	$15.81	$716	0.35%	0.55%	to	2.30%	-3.71%	to	-2.04%

	ProFund VP Health Care
December 31, 2019	58	$11.06	to	$32.12	$1,717	0.00%	0.35%	to	2.30%	10.35%	to	18.71%
December 31, 2018	56	$23.12	to	$28.77	$1,413	0.00%	0.55%	to	2.90%	1.48%	to	3.86%
December 31, 2017	76	$22.65	to	$28.35	$1,872	0.00%	0.55%	to	2.90%	17.52%	to	20.25%
December 31, 2016	82	$19.17	to	$24.12	$1,698	0.00%	0.55%	to	2.90%	-6.75%	to	-4.58%
December 31, 2015	105	$20.43	to	$22.70	$2,300	0.00%	0.55%	to	2.30%	2.66%	to	4.45%

	ProFund VP Industrials
December 31, 2019	22	$19.06	to	$28.74	$507	0.00%	0.55%	to	2.30%	27.56%	to	29.78%
December 31, 2018	27	$14.94	to	$22.14	$473	0.11%	0.55%	to	2.30%	-14.74%	to	-13.25%
December 31, 2017	38	$17.52	to	$25.52	$809	0.19%	0.55%	to	2.30%	19.65%	to	21.73%
December 31, 2016	23	$14.64	to	$20.97	$399	0.19%	0.55%	to	2.30%	14.91%	to	16.90%
December 31, 2015	19	$12.70	to	$17.94	$274	0.10%	0.55%	to	2.35%	-5.64%	to	-3.95%

	ProFund VP Mid-Cap Growth
December 31, 2019	28	$19.37	to	$25.49	$590	0.00%	0.55%	to	2.30%	21.45%	to	23.56%
December 31, 2018	28	$15.95	to	$20.63	$488	0.00%	0.55%	to	2.30%	-13.97%	to	-12.46%
December 31, 2017	32	$18.54	to	$23.56	$645	0.00%	0.55%	to	2.30%	15.65%	to	17.66%
December 31, 2016	32	$16.03	to	$20.03	$557	0.00%	0.55%	to	2.30%	10.34%	to	12.26%
December 31, 2015	37	$14.52	to	$17.84	$575	0.00%	0.55%	to	2.30%	-1.97%	to	-0.27%

	ProFund VP Mid-Cap Value
December 31, 2019	30	$17.50	to	$23.55	$622	0.20%	0.55%	to	2.30%	21.29%	to	23.40%
December 31, 2018	20	$14.43	to	$19.09	$333	0.10%	0.55%	to	2.30%	-15.25%	to	-13.77%
December 31, 2017	25	$17.02	to	$22.13	$470	0.28%	0.55%	to	2.30%	8.13%	to	10.00%
December 31, 2016	28	$15.74	to	$20.12	$487	0.20%	0.55%	to	2.30%	21.55%	to	23.66%
December 31, 2015	25	$12.95	to	$16.27	$344	0.13%	0.55%	to	2.30%	-10.29%	to	-8.73%

	ProFund VP Real Estate
December 31, 2019	18	$14.36	to	$23.31	$338	1.68%	0.55%	to	2.30%	23.91%	to	26.06%
December 31, 2018	12	$11.59	to	$22.34	$175	2.17%	0.55%	to	2.90%	-8.37%	to	-6.22%
December 31, 2017	17	$12.57	to	$24.38	$251	0.83%	0.55%	to	2.90%	5.01%	to	7.46%
December 31, 2016	33	$11.90	to	$23.21	$446	1.74%	0.55%	to	2.90%	2.75%	to	5.14%
December 31, 2015	40	$11.52	to	$17.45	$532	0.62%	0.55%	to	2.30%	-1.93%	to	-0.23%

	ProFund VP Small-Cap Growth
December 31, 2019	21	$21.12	to	$28.25	$526	0.00%	0.55%	to	2.30%	16.44%	to	18.46%
December 31, 2018	27	$18.14	to	$25.76	$580	0.00%	0.55%	to	2.90%	-8.42%	to	-6.27%
December 31, 2017	35	$19.69	to	$28.13	$809	0.00%	0.55%	to	2.90%	9.79%	to	12.35%
December 31, 2016	39	$17.83	to	$25.62	$825	0.00%	0.55%	to	2.90%	16.85%	to	19.57%
December 31, 2015	33	$15.17	to	$21.93	$574	0.00%	0.55%	to	2.90%	-1.68%	to	0.62%

	ProFund VP Small-Cap Value
December 31, 2019	12	$18.73	to	$23.43	$234	0.00%	0.55%	to	2.00%	20.16%	to	21.89%
December 31, 2018	17	$15.58	to	$19.22	$292	0.00%	0.55%	to	2.00%	-15.91%	to	-14.69%
December 31, 2017	17	$18.53	to	$22.53	$354	0.02%	0.55%	to	2.00%	7.57%	to	9.11%
December 31, 2016	13	$17.23	to	$20.65	$240	0.00%	0.55%	to	2.00%	26.26%	to	28.07%
December 31, 2015	14	$13.65	to	$16.12	$209	0.00%	0.55%	to	2.00%	-10.08%	to	-8.78%

A 103

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Telecommunications
December 31, 2019	6	$11.41	to	$18.39	$79	3.13%	0.55%	to	2.00%	12.52%	to	14.14%
December 31, 2018	6	$10.14	to	$16.11	$64	5.89%	0.55%	to	2.00%	-16.78%	to	-15.57%
December 31, 2017	9	$12.19	to	$19.08	$124	5.03%	0.55%	to	2.00%	-4.04%	to	-2.66%
December 31, 2016	16	$12.38	to	$19.60	$248	1.76%	0.55%	to	2.30%	18.93%	to	20.99%
December 31, 2015	8	$10.37	to	$16.20	$102	1.72%	0.55%	to	2.35%	-0.81%	to	0.96%

	ProFund VP Utilities
December 31, 2019	31	$11.39	to	$26.14	$657	1.69%	0.35%	to	2.30%	14.60%	to	22.20%
December 31, 2018	25	$13.82	to	$21.39	$415	2.32%	0.55%	to	2.30%	0.56%	to	2.32%
December 31, 2017	35	$13.74	to	$20.91	$575	2.08%	0.55%	to	2.30%	8.16%	to	10.03%
December 31, 2016	51	$12.71	to	$19.00	$807	1.57%	0.55%	to	2.30%	12.50%	to	14.44%
December 31, 2015	45	$11.30	to	$16.60	$643	2.00%	0.55%	to	2.30%	-8.51%	to	-6.92%

	ProFund VP Large-Cap Growth
December 31, 2019	48	$22.65	to	$31.11	$1,219	0.00%	0.55%	to	2.30%	25.99%	to	28.18%
December 31, 2018	43	$17.98	to	$25.30	$866	0.00%	0.55%	to	2.90%	-4.64%	to	-2.40%
December 31, 2017	49	$18.74	to	$26.53	$1,025	0.00%	0.55%	to	2.90%	21.77%	to	24.60%
December 31, 2016	60	$15.30	to	$21.79	$1,018	0.04%	0.55%	to	2.90%	2.06%	to	4.44%
December 31, 2015	67	$14.91	to	$19.11	$1,109	0.00%	0.55%	to	2.30%	1.42%	to	3.19%

	ProFund VP Large-Cap Value
December 31, 2019	52	$15.52	to	$24.23	$918	0.95%	0.55%	to	2.30%	26.86%	to	29.06%
December 31, 2018	49	$12.23	to	$20.10	$684	0.85%	0.55%	to	2.90%	-13.16%	to	-11.12%
December 31, 2017	56	$13.61	to	$23.15	$881	1.02%	0.55%	to	2.90%	10.25%	to	12.81%
December 31, 2016	65	$12.31	to	$21.00	$942	1.15%	0.55%	to	2.90%	12.19%	to	14.80%
December 31, 2015	85	$10.94	to	$16.31	$1,057	1.00%	0.55%	to	2.60%	-7.15%	to	-5.26%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2019	9,348	$11.00	to	$34.92	$280,800	0.00%	0.35%	to	3.25%	10.47%	to	31.87%
December 31, 2018	9,215	$13.70	to	$26.59	$213,715	0.00%	0.55%	to	3.25%	-4.83%	to	-2.15%
December 31, 2017	9,566	$14.05	to	$27.28	$230,078	0.00%	0.55%	to	3.25%	31.43%	to	35.08%
December 31, 2016	9,078	$10.43	to	$20.28	$164,029	0.00%	0.55%	to	3.25%	-4.66%	to	-2.01%
December 31, 2015	9,404	$10.68	to	$20.77	$176,173	0.00%	0.55%	to	3.25%	7.04%	to	11.41%

	AST Bond Portfolio 2020
December 31, 2019	3,874	$10.44	to	$13.13	$46,049	0.00%	1.15%	to	3.25%	0.14%	to	2.31%
December 31, 2018	874	$10.62	to	$12.83	$10,234	0.00%	1.15%	to	3.25%	-2.99%	to	-0.86%
December 31, 2017	755	$10.95	to	$12.94	$9,008	0.00%	1.15%	to	3.25%	-2.38%	to	-0.27%
December 31, 2016	1,552	$11.22	to	$12.98	$18,824	0.00%	1.15%	to	3.25%	-1.35%	to	0.79%
December 31, 2015	2,184	$11.23	to	$12.88	$26,514	0.00%	1.15%	to	3.25%	-1.77%	to	0.36%

	AST Bond Portfolio 2021
December 31, 2019	2,778	$11.29	to	$13.45	$35,107	0.00%	1.75%	to	3.25%	1.65%	to	3.26%
December 31, 2018	3,939	$11.10	to	$13.02	$46,917	0.00%	1.75%	to	3.25%	-3.20%	to	-1.66%
December 31, 2017	4,013	$11.47	to	$13.56	$49,026	0.00%	1.15%	to	3.25%	-1.71%	to	0.42%
December 31, 2016	6,206	$11.67	to	$13.51	$76,946	0.00%	1.15%	to	3.25%	-1.27%	to	0.86%
December 31, 2015	7,667	$11.82	to	$13.39	$95,592	0.00%	1.15%	to	3.25%	-1.52%	to	0.61%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2019	9	$17.25	to	$18.52	$156	4.02%	1.40%	to	1.85%	13.40%	to	13.91%
December 31, 2018	10	$15.21	to	$16.26	$156	12.90%	1.40%	to	1.85%	-18.38%	to	-18.01%
December 31, 2017	15	$18.64	to	$19.83	$280	3.05%	1.40%	to	1.85%	22.60%	to	23.14%
December 31, 2016	15	$15.20	to	$16.11	$237	2.91%	1.40%	to	1.85%	1.38%	to	1.83%
December 31, 2015	20	$14.99	to	$15.82	$307	4.18%	1.40%	to	1.85%	0.44%	to	0.88%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2019	124	$5.24	to	$5.65	$666	0.00%	1.40%	to	1.85%	34.90%	to	35.50%
December 31, 2018	177	$3.89	to	$4.17	$705	0.00%	1.40%	to	1.85%	-1.32%	to	-0.88%
December 31, 2017	230	$3.94	to	$4.21	$928	0.24%	1.40%	to	1.85%	32.51%	to	33.09%
December 31, 2016	247	$2.97	to	$3.16	$750	0.00%	1.40%	to	1.85%	-1.06%	to	-0.62%
December 31, 2015	274	$2.21	to	$3.18	$840	0.00%	1.40%	to	1.85%	-0.22%	to	0.22%
A 104

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Small Cap Growth Fund (Class 1)
December 31, 2019	16	$26.82	to	$27.71	$422	0.00%	1.50%	to	1.85%	23.03%	to	23.46%
December 31, 2018	17	$21.80	to	$22.44	$368	0.00%	1.50%	to	1.85%	-0.38%	to	-0.03%
December 31, 2017	18	$21.88	to	$22.45	$403	0.00%	1.50%	to	1.85%	23.85%	to	24.28%
December 31, 2016	22	$17.67	to	$18.07	$389	0.00%	1.50%	to	1.85%	6.14%	to	6.51%
December 31, 2015	23	$16.65	to	$17.05	$394	0.00%	1.40%	to	1.85%	-4.40%	to	-3.98%

	AST Bond Portfolio 2022
December 31, 2019	1,785	$10.70	to	$12.60	$20,774	0.00%	1.50%	to	3.25%	2.45%	to	4.33%
December 31, 2018	2,413	$10.45	to	$12.40	$27,094	0.00%	1.15%	to	3.25%	-3.41%	to	-1.30%
December 31, 2017	3,125	$10.82	to	$12.57	$36,142	0.00%	1.15%	to	3.25%	-1.72%	to	0.40%
December 31, 2016	5,334	$11.01	to	$12.52	$62,228	0.00%	1.15%	to	3.25%	-1.48%	to	0.66%
December 31, 2015	6,111	$11.17	to	$12.44	$71,799	0.00%	1.15%	to	3.25%	-1.22%	to	0.92%

	AST Quantitative Modeling Portfolio
December 31, 2019	80,749	$10.55	to	$18.04	$1,259,104	0.00%	0.48%	to	2.65%	5.73%	to	20.54%
December 31, 2018	77,775	$11.57	to	$14.97	$1,066,652	0.00%	0.55%	to	2.65%	-8.95%	to	-7.04%
December 31, 2017	74,247	$12.49	to	$16.10	$1,103,532	0.00%	0.55%	to	2.65%	15.15%	to	17.54%
December 31, 2016	67,999	$10.66	to	$13.70	$867,293	0.00%	0.55%	to	2.65%	3.58%	to	5.74%
December 31, 2015	60,584	$10.11	to	$12.96	$738,462	0.00%	0.55%	to	2.65%	-2.44%	to	4.38%

	AST BlackRock Global Strategies Portfolio
December 31, 2019	142,439	$10.87	to	$14.97	$1,941,764	0.00%	0.35%	to	3.25%	8.75%	to	16.97%
December 31, 2018	142,883	$10.36	to	$12.79	$1,681,427	0.00%	0.55%	to	3.25%	-8.37%	to	-5.80%
December 31, 2017	156,449	$11.31	to	$13.58	$1,972,632	0.00%	0.55%	to	3.25%	8.96%	to	11.99%
December 31, 2016	159,343	$10.38	to	$12.13	$1,812,805	0.00%	0.55%	to	3.25%	3.49%	to	6.37%
December 31, 2015	163,922	$10.03	to	$11.40	$1,772,067	0.00%	0.55%	to	3.25%	-6.15%	to	-3.53%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2019	52	$25.12	to	$25.85	$1,327	0.54%	1.50%	to	1.85%	29.42%	to	29.86%
December 31, 2018	65	$19.41	to	$19.91	$1,280	0.43%	1.50%	to	1.85%	-8.63%	to	-8.31%
December 31, 2017	73	$21.24	to	$21.71	$1,571	0.93%	1.50%	to	1.85%	18.54%	to	18.95%
December 31, 2016	79	$17.92	to	$18.25	$1,419	2.26%	1.50%	to	1.85%	10.48%	to	10.86%
December 31, 2015	89	$16.22	to	$16.54	$1,446	0.40%	1.40%	to	1.85%	-4.61%	to	-4.19%

	AST Prudential Core Bond Portfolio
December 31, 2019	30,278	$10.14	to	$12.81	$361,679	0.00%	0.35%	to	3.25%	1.09%	to	9.15%
December 31, 2018	26,712	$9.63	to	$11.74	$295,254	0.00%	0.55%	to	3.25%	-4.05%	to	-1.36%
December 31, 2017	26,114	$10.04	to	$11.90	$294,892	0.00%	0.55%	to	3.25%	2.25%	to	5.09%
December 31, 2016	23,110	$9.82	to	$11.32	$250,514	0.00%	0.55%	to	3.25%	0.83%	to	3.64%
December 31, 2015	20,330	$9.74	to	$10.92	$214,505	0.00%	0.55%	to	3.25%	-3.51%	to	-0.82%

	AST Bond Portfolio 2023
December 31, 2019	573	$9.30	to	$10.92	$5,939	0.00%	1.30%	to	3.25%	3.05%	to	5.14%
December 31, 2018	1,037	$9.02	to	$10.24	$10,167	0.00%	1.50%	to	3.25%	-3.52%	to	-1.75%
December 31, 2017	709	$9.35	to	$10.43	$7,147	0.00%	1.50%	to	3.25%	-1.60%	to	0.20%
December 31, 2016	1,279	$9.50	to	$10.58	$12,901	0.00%	1.15%	to	3.25%	-1.39%	to	0.74%
December 31, 2015	854	$9.64	to	$10.45	$8,653	0.00%	1.30%	to	3.25%	-0.63%	to	1.39%

	AST MFS Growth Allocation Portfolio
December 31, 2019	48,939	$11.30	to	$16.91	$748,647	0.00%	0.35%	to	3.25%	12.85%	to	22.09%
December 31, 2018	40,453	$11.53	to	$13.85	$511,595	0.00%	0.55%	to	3.25%	-11.27%	to	-8.78%
December 31, 2017	44,909	$12.99	to	$15.18	$628,915	0.00%	0.55%	to	3.25%	12.72%	to	15.85%
December 31, 2016	43,064	$11.52	to	$13.11	$526,896	0.00%	0.55%	to	3.25%	0.94%	to	3.75%
December 31, 2015	42,485	$11.40	to	$12.63	$507,613	0.00%	0.55%	to	3.25%	-4.45%	to	-1.78%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2019	714	$10.27	to	$12.52	$8,185	0.00%	0.48%	to	1.95%	2.92%	to	14.22%
December 31, 2018	676	$9.21	to	$10.99	$6,818	0.00%	0.55%	to	1.95%	-8.50%	to	-7.18%
December 31, 2017	661	$10.06	to	$11.86	$7,173	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	478	$9.39	to	$10.93	$4,762	0.00%	0.55%	to	1.95%	8.45%	to	10.00%
December 31, 2015	350	$8.65	to	$9.95	$3,176	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%

A 105

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST MFS Large-Cap Value Portfolio
December 31, 2019	10,037	$10.60	to	$22.43	$205,540	0.00%	0.35%	to	2.95%	6.32%	to	28.64%
December 31, 2018	8,592	$11.87	to	$17.44	$138,716	0.00%	0.55%	to	2.95%	-12.74%	to	-10.65%
December 31, 2017	9,130	$13.33	to	$19.51	$166,418	0.00%	0.55%	to	3.15%	13.65%	to	16.70%
December 31, 2016	7,262	$11.45	to	$16.72	$114,425	0.00%	0.55%	to	3.15%	9.88%	to	12.82%
December 31, 2015	3,551	$10.18	to	$14.82	$50,150	0.00%	0.55%	to	2.65%	-3.35%	to	6.06%

	AST Bond Portfolio 2024
December 31, 2019	460	$9.26	to	$10.51	$4,633	0.00%	1.50%	to	3.25%	4.45%	to	6.36%
December 31, 2018	2,167	$8.87	to	$9.89	$20,453	0.00%	1.50%	to	3.25%	-3.89%	to	-2.12%
December 31, 2017	1,614	$9.22	to	$10.10	$15,782	0.00%	1.50%	to	3.25%	-1.61%	to	0.18%
December 31, 2016	231	$9.53	to	$10.22	$2,284	0.00%	1.15%	to	2.95%	-1.01%	to	0.74%
December 31, 2015	368	$9.51	to	$10.14	$3,632	0.00%	1.15%	to	3.25%	-0.50%	to	1.66%

	AST AQR Emerging Markets Equity Portfolio
December 31, 2019	2,679	$10.66	to	$14.01	$31,138	0.00%	0.35%	to	1.95%	6.12%	to	17.16%
December 31, 2018	2,406	$9.26	to	$11.98	$23,989	0.00%	0.55%	to	1.95%	-20.55%	to	-19.40%
December 31, 2017	2,206	$11.65	to	$14.89	$27,290	0.00%	0.55%	to	1.95%	32.33%	to	34.21%
December 31, 2016	636	$8.81	to	$11.12	$5,865	0.00%	0.55%	to	1.95%	11.16%	to	12.74%
December 31, 2015	454	$7.92	to	$9.88	$3,695	0.00%	0.55%	to	1.95%	-17.17%	to	2.68%

	AST ClearBridge Dividend Growth Portfolio
December 31, 2019	8,907	$10.53	to	$21.18	$174,580	0.00%	0.35%	to	2.85%	5.92%	to	30.31%
December 31, 2018	7,720	$13.08	to	$16.26	$117,570	0.00%	0.55%	to	2.85%	-7.49%	to	-5.29%
December 31, 2017	8,769	$13.85	to	$17.16	$142,435	0.00%	0.55%	to	3.15%	14.69%	to	17.75%
December 31, 2016	8,007	$11.80	to	$14.58	$111,580	0.00%	0.55%	to	3.15%	11.28%	to	14.26%
December 31, 2015	4,530	$10.36	to	$12.76	$55,947	0.00%	0.55%	to	2.85%	-6.32%	to	7.54%

	AST Multi-Sector Fixed Income Portfolio
December 31, 2019	1,169,849	$12.13	to	$12.82	$14,186,157	0.00%	1.10%	to	1.90%	16.46%	to	17.41%
December 31, 2018	941,647	$10.41	to	$10.92	$9,805,072	0.00%	1.10%	to	1.90%	-7.40%	to	-6.64%
December 31, 2017	775,116	$11.24	to	$11.70	$8,715,463	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	655,378	$10.54	to	$10.88	$6,908,726	0.00%	1.10%	to	1.90%	6.86%	to	7.73%
December 31, 2015	412,305	$9.86	to	$10.10	$4,067,264	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%

	AST AQR Large-Cap Portfolio
December 31, 2019	1,244	$10.72	to	$19.88	$22,672	0.00%	0.48%	to	2.95%	7.58%	to	21.90%
December 31, 2018	1,161	$12.48	to	$16.31	$17,550	0.00%	0.55%	to	2.95%	-10.78%	to	-8.64%
December 31, 2017	1,066	$13.70	to	$17.85	$17,609	0.00%	0.55%	to	2.95%	18.65%	to	21.46%
December 31, 2016	712	$11.32	to	$14.70	$9,887	0.00%	0.55%	to	2.35%	8.17%	to	10.09%
December 31, 2015	521	$10.32	to	$13.35	$6,684	0.00%	0.55%	to	2.35%	-0.61%	to	7.26%

	AST QMA Large-Cap Portfolio
December 31, 2019	989	$10.77	to	$20.84	$18,744	0.00%	0.48%	to	2.95%	7.89%	to	24.50%
December 31, 2018	883	$12.71	to	$16.74	$13,957	0.00%	0.55%	to	2.95%	-9.83%	to	-7.66%
December 31, 2017	758	$13.81	to	$18.13	$12,960	0.00%	0.55%	to	2.95%	17.94%	to	20.74%
December 31, 2016	604	$11.47	to	$15.01	$8,567	0.00%	0.55%	to	2.35%	8.32%	to	10.25%
December 31, 2015	446	$10.44	to	$13.62	$5,751	0.00%	0.55%	to	2.35%	-0.79%	to	8.62%

	AST Bond Portfolio 2025
December 31, 2019	776	$10.84	to	$12.33	$9,011	0.00%	1.15%	to	3.25%	5.19%	to	7.47%
December 31, 2018	2,827	$10.31	to	$11.48	$30,694	0.00%	1.15%	to	3.25%	-3.98%	to	-1.88%
December 31, 2017	457	$10.74	to	$11.43	$5,081	0.00%	1.75%	to	3.25%	-1.47%	to	0.08%
December 31, 2016	1,025	$10.90	to	$11.62	$11,495	0.00%	1.15%	to	3.25%	-0.85%	to	1.30%
December 31, 2015	18,386	$10.99	to	$11.47	$206,638	0.00%	1.15%	to	3.25%	-1.32%	to	0.82%

	AST T. Rowe Price Growth Opportunities Portfolio
December 31, 2019	185,524	$11.25	to	$15.33	$2,705,786	0.00%	0.35%	to	1.95%	12.25%	to	24.04%
December 31, 2018	125,668	$11.53	to	$12.36	$1,489,625	0.00%	0.55%	to	1.95%	-9.45%	to	-8.15%
December 31, 2017	99,564	$12.74	to	$13.46	$1,294,638	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	70,775	$10.79	to	$11.24	$774,986	0.00%	0.55%	to	1.95%	3.40%	to	4.87%
December 31, 2015	50,131	$10.43	to	$10.72	$527,806	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%

A 106

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Global Growth Allocation Portfolio
December 31, 2019	2,948	$10.51	to	$13.46	$38,504	0.00%	0.48%	to	0.86%	5.26%	to	19.90%
December 31, 2018	2,648	$10.94	to	$11.26	$29,295	0.00%	0.55%	to	0.86%	-10.25%	to	-9.97%
December 31, 2017	2,312	$12.19	to	$12.54	$28,427	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	1,992	$10.53	to	$10.84	$21,113	0.00%	0.55%	to	0.86%	4.79%	to	8.49%
December 31, 2015	1,563	$10.05	to	$10.12	$15,774	0.00%	0.55%	to	0.86%	-1.79%	to	4.89%

	AST T. Rowe Price Diversified Real Growth Portfolio
December 31, 2019	5,890	$10.53	to	$14.64	$84,135	0.00%	0.48%	to	0.86%	5.36%	to	21.40%
December 31, 2018	4,446	$11.60	to	$12.10	$52,914	0.00%	0.55%	to	0.86%	-7.91%	to	-7.62%
December 31, 2017	4,010	$12.60	to	$13.14	$51,709	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	3,211	$10.71	to	$11.16	$35,120	0.00%	0.55%	to	0.86%	6.40%	to	11.77%
December 31, 2015	2,275	$10.07	to	$10.28	$23,321	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%

	AST Prudential Flexible Multi-Strategy Portfolio
December 31, 2019	5,864	$10.49	to	$13.85	$79,837	0.00%	0.48%	to	0.86%	5.03%	to	14.24%
December 31, 2018	5,861	$11.40	to	$12.12	$70,334	0.00%	0.55%	to	0.86%	-7.34%	to	-7.05%
December 31, 2017	5,558	$12.30	to	$13.04	$71,846	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	4,706	$10.61	to	$11.21	$52,330	0.00%	0.55%	to	0.86%	6.54%	to	6.87%
December 31, 2015	3,374	$9.96	to	$10.49	$35,131	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%

	AST Franklin Templeton K2 Global Absolute Return Portfolio
December 31, 2019	1,931	$9.95	to	$10.67	$19,518	0.00%	0.48%	to	0.86%	3.62%	to	5.47%
December 31, 2018	1,990	$9.44	to	$10.13	$19,026	0.00%	0.55%	to	0.86%	-6.25%	to	-5.96%
December 31, 2017	1,743	$10.05	to	$10.79	$17,710	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	1,414	$9.42	to	$10.11	$13,426	0.00%	0.55%	to	0.86%	1.47%	to	1.79%
December 31, 2015	1,127	$9.26	to	$9.95	$10,494	0.00%	0.55%	to	0.86%	-4.06%	to	0.93%

	AST Managed Equity Portfolio
December 31, 2019	2,925	$10.69	to	$14.92	$41,307	0.00%	0.48%	to	0.86%	7.42%	to	24.80%
December 31, 2018	2,698	$11.23	to	$11.99	$30,682	0.00%	0.55%	to	0.86%	-12.87%	to	-12.59%
December 31, 2017	2,236	$12.89	to	$13.76	$29,107	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	1,691	$10.47	to	$11.17	$17,828	0.00%	0.55%	to	0.86%	4.30%	to	11.75%
December 31, 2015	1,017	$10.04	to	$10.09	$10,254	0.00%	0.55%	to	0.86%	-2.12%	to	4.46%

	AST Managed Fixed Income Portfolio
December 31, 2019	3,408	$10.12	to	$11.15	$37,798	0.00%	0.48%	to	0.86%	0.95%	to	8.20%
December 31, 2018	3,216	$10.17	to	$10.32	$33,024	0.00%	0.55%	to	0.86%	-1.70%	to	-1.39%
December 31, 2017	2,832	$10.34	to	$10.50	$29,511	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	2,324	$10.03	to	$10.19	$23,449	0.00%	0.55%	to	0.86%	2.11%	to	2.96%
December 31, 2015	1,574	$9.77	to	$9.84	$15,432	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%

	AST FQ Absolute Return Currency Portfolio
December 31, 2019	243	$9.03	to	$9.99	$2,224	0.00%	0.48%	to	0.86%	-4.03%	to	0.50%
December 31, 2018	254	$9.40	to	$10.40	$2,421	0.00%	0.55%	to	0.86%	-6.28%	to	-5.98%
December 31, 2017	234	$10.01	to	$11.08	$2,366	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	293	$10.39	to	$11.51	$3,077	0.00%	0.55%	to	0.86%	11.33%	to	14.49%
December 31, 2015	71	$9.08	to	$10.07	$642	0.00%	0.55%	to	0.86%	-6.38%	to	-3.21%

	AST Jennison Global Infrastructure Portfolio
December 31, 2019	571	$10.55	to	$14.84	$7,700	0.00%	0.48%	to	0.86%	6.20%	to	27.63%
December 31, 2018	529	$10.66	to	$11.66	$5,676	0.00%	0.55%	to	0.86%	-9.35%	to	-9.06%
December 31, 2017	431	$11.74	to	$12.86	$5,087	0.00%	0.55%	to	0.86%	17.84%	to	18.20%
December 31, 2016	303	$9.95	to	$10.91	$3,029	0.00%	0.55%	to	0.86%	7.18%	to	8.67%
December 31, 2015	213	$9.26	to	$9.33	$1,976	0.00%	0.55%	to	0.86%	-10.95%	to	-3.15%

	AST PIMCO Dynamic Bond Portfolio
December 31, 2019	902	$9.72	to	$10.38	$8,875	0.00%	0.48%	to	0.86%	1.52%	to	4.74%
December 31, 2018	549	$9.29	to	$9.94	$5,149	0.00%	0.55%	to	0.86%	-1.17%	to	-0.86%
December 31, 2017	498	$9.38	to	$10.06	$4,717	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	432	$9.47	to	$10.17	$4,120	0.00%	0.55%	to	0.86%	0.18%	to	1.65%
December 31, 2015	276	$9.44	to	$9.86	$2,613	0.00%	0.55%	to	0.86%	-2.92%	to	-0.98%

A 107

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Legg Mason Diversified Growth Portfolio
December 31, 2019	39,352	$10.82	to	$13.29	$501,324	0.00%	0.35%	to	1.95%	8.09%	to	17.60%
December 31, 2018	29,409	$10.66	to	$11.30	$321,088	0.00%	0.55%	to	1.95%	-8.01%	to	-6.69%
December 31, 2017	25,241	$11.59	to	$12.11	$297,699	0.00%	0.55%	to	1.95%	12.38%	to	13.98%
December 31, 2016	16,090	$10.31	to	$10.63	$167,802	0.00%	0.55%	to	1.95%	6.80%	to	8.32%
December 31, 2015	7,330	$9.66	to	$9.81	$71,146	0.00%	0.55%	to	1.95%	-2.84%	to	-1.45%

	AST Bond Portfolio 2026 (available January 2, 2015)
December 31, 2019	3,763	$9.77	to	$10.87	$39,140	0.00%	1.15%	to	3.25%	6.45%	to	8.76%
December 31, 2018	7,783	$9.17	to	$10.00	$74,690	0.00%	1.15%	to	3.25%	-4.27%	to	-2.18%
December 31, 2017	8,158	$9.58	to	$10.22	$80,946	0.00%	1.15%	to	3.25%	-0.90%	to	1.25%
December 31, 2016	12,370	$9.67	to	$10.09	$122,482	0.00%	1.15%	to	3.25%	-1.23%	to	0.90%
December 31, 2015	2,626	$9.79	to	$10.00	$26,042	0.00%	1.15%	to	3.25%	-2.09%	to	0.04%

	AST AB Global Bond Portfolio (available July 13, 2015)
December 31, 2019	473	$10.03	to	$11.40	$5,294	0.00%	0.48%	to	0.86%	0.15%	to	6.56%
December 31, 2018	361	$10.44	to	$10.70	$3,850	0.00%	0.55%	to	0.86%	-0.50%	to	-0.19%
December 31, 2017	278	$10.49	to	$10.72	$2,973	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	139	$10.32	to	$10.51	$1,458	0.00%	0.55%	to	0.86%	3.32%	to	4.58%
December 31, 2015	35	$9.92	to	$10.05	$354	0.00%	0.55%	to	0.73%	-0.85%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (available July 13, 2015)
December 31, 2019	229	$10.05	to	$11.42	$2,559	0.00%	0.48%	to	0.86%	0.32%	to	9.04%
December 31, 2018	154	$10.17	to	$10.48	$1,610	0.00%	0.55%	to	0.86%	-1.14%	to	-0.83%
December 31, 2017	117	$10.29	to	$10.57	$1,227	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	77	$10.16	to	$10.41	$796	0.00%	0.55%	to	0.86%	1.65%	to	2.88%
December 31, 2015	27	$9.99	to	$10.11	$268	0.00%	0.55%	to	0.86%	-0.11%	to	1.14%

	AST Morgan Stanley Multi-Asset Portfolio (available July 13, 2015) (liquidated June 28, 2019)
December 31, 2019	—	$8.95	to	$9.04	$—	0.00%	0.55%	to	0.86%	0.17%	to	0.32%
December 31, 2018	241	$8.93	to	$9.02	$2,161	0.00%	0.55%	to	0.86%	-1.51%	to	-1.20%
December 31, 2017	144	$9.05	to	$9.14	$1,306	0.00%	0.55%	to	0.86%	-0.86%	to	-0.55%
December 31, 2016	97	$9.11	to	$9.21	$890	0.00%	0.55%	to	0.86%	-3.58%	to	-3.28%
December 31, 2015	28	$9.43	to	$9.54	$263	0.00%	0.55%	to	0.86%	-5.70%	to	-4.98%

	AST Wellington Management Global Bond Portfolio (available July 13, 2015)
December 31, 2019	295	$9.96	to	$11.50	$3,344	0.00%	0.48%	to	0.86%	-0.78%	to	6.40%
December 31, 2018	195	$10.55	to	$10.81	$2,103	0.00%	0.55%	to	0.86%	2.58%	to	2.90%
December 31, 2017	147	$10.28	to	$10.51	$1,545	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	138	$10.14	to	$10.32	$1,421	0.00%	0.55%	to	0.73%	1.92%	to	2.10%
December 31, 2015	30	$9.95	to	$10.10	$302	0.00%	0.55%	to	0.73%	-0.55%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (available July 13, 2015)
December 31, 2019	438	$10.21	to	$12.06	$5,168	0.00%	0.48%	to	0.86%	2.35%	to	15.18%
December 31, 2018	378	$10.19	to	$10.49	$3,886	0.00%	0.55%	to	0.86%	-7.60%	to	-7.31%
December 31, 2017	271	$11.00	to	$11.34	$3,008	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	151	$9.79	to	$10.09	$1,483	0.00%	0.55%	to	0.86%	2.46%	to	2.78%
December 31, 2015	59	$9.54	to	$9.84	$569	0.00%	0.55%	to	0.86%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (available July 13, 2015) (liquidated June 28, 2019)
December 31, 2019	—	$8.77	to	$9.37	$—	0.00%	0.55%	to	0.86%	3.35%	to	3.51%
December 31, 2018	340	$8.48	to	$9.06	$2,916	0.00%	0.55%	to	0.86%	-6.57%	to	-6.28%
December 31, 2017	199	$9.06	to	$9.70	$1,829	0.00%	0.55%	to	0.86%	0.56%	to	0.88%
December 31, 2016	145	$8.99	to	$9.65	$1,326	0.00%	0.55%	to	0.86%	-4.44%	to	-2.91%
December 31, 2015	50	$9.39	to	$9.74	$473	0.00%	0.55%	to	0.86%	-6.10%	to	-0.58%

	AST QMA International Core Equity Portfolio (available July 13, 2015)
December 31, 2019	779	$10.59	to	$12.70	$8,847	0.00%	0.48%	to	0.86%	6.92%	to	16.21%
December 31, 2018	669	$9.66	to	$10.96	$6,560	0.00%	0.55%	to	0.86%	-16.16%	to	-15.89%
December 31, 2017	583	$11.50	to	$13.07	$6,792	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	191	$9.29	to	$10.58	$1,797	0.00%	0.55%	to	0.86%	-0.27%	to	5.72%
December 31, 2015	73	$9.30	to	$9.95	$687	0.00%	0.55%	to	0.86%	-7.66%	to	3.29%

A 108

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Managed Alternatives Portfolio (available July 13, 2015)
December 31, 2019	934	$9.88	to	$10.28	$9,310	0.00%	0.35%	to	0.86%	1.35%	to	4.69%
December 31, 2018	875	$9.45	to	$9.85	$8,326	0.00%	0.55%	to	0.86%	-4.23%	to	-3.93%
December 31, 2017	609	$9.85	to	$10.28	$6,028	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	396	$9.67	to	$9.81	$3,851	0.00%	0.55%	to	0.86%	0.06%	to	0.38%
December 31, 2015	100	$9.65	to	$9.79	$968	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

	AST Emerging Managers Diversified Portfolio (available July 13, 2015) (liquidated June 28, 2019)
December 31, 2019	—	$11.61	to	$11.97	$—	0.00%	0.55%	to	0.86%	10.27%	to	10.44%
December 31, 2018	456	$10.52	to	$10.84	$4,843	0.00%	0.55%	to	0.86%	-7.24%	to	-6.95%
December 31, 2017	319	$11.32	to	$11.68	$3,633	0.00%	0.55%	to	0.86%	13.32%	to	13.67%
December 31, 2016	120	$9.97	to	$10.61	$1,200	0.00%	0.55%	to	0.86%	2.61%	to	6.07%
December 31, 2015	41	$9.70	to	$10.01	$396	0.00%	0.55%	to	0.86%	-3.01%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (available July 13, 2015) (merged January 25, 2019)
December 31, 2019	—	$11.56	to	$11.86	$—	0.00%	0.55%	to	0.86%	3.55%	to	3.57%
December 31, 2018	1,269	$11.16	to	$11.45	$14,254	0.00%	0.55%	to	0.86%	-5.73%	to	-5.43%
December 31, 2017	1,097	$11.82	to	$12.13	$13,032	0.00%	0.55%	to	0.86%	12.74%	to	13.09%
December 31, 2016	698	$10.46	to	$10.74	$7,335	0.00%	0.55%	to	0.86%	8.71%	to	9.05%
December 31, 2015	178	$9.61	to	$9.87	$1,719	0.00%	0.55%	to	0.73%	-3.91%	to	0.79%

	Blackrock Global Allocation V.I. Fund (Class III) (available August 24, 2015)
December 31, 2019	4,130	$10.52	to	$12.87	$51,164	1.39%	0.48%	to	0.86%	5.41%	to	17.11%
December 31, 2018	3,693	$10.59	to	$11.02	$39,436	0.93%	0.55%	to	0.86%	-8.38%	to	-8.09%
December 31, 2017	2,991	$11.55	to	$12.03	$34,766	1.46%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	2,006	$10.25	to	$10.67	$20,631	2.00%	0.55%	to	0.86%	2.92%	to	6.77%
December 31, 2015	556	$9.96	to	$9.97	$5,542	1.76%	0.55%	to	0.86%	1.58%	to	1.70%

	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (available August 24, 2015)
December 31, 2019	1,594	$10.29	to	$12.74	$19,837	3.07%	0.48%	to	0.86%	2.77%	to	13.64%
December 31, 2018	1,264	$10.97	to	$11.25	$13,988	0.00%	0.55%	to	0.86%	-5.74%	to	-5.44%
December 31, 2017	790	$11.64	to	$11.93	$9,257	4.16%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	531	$10.51	to	$10.77	$5,614	4.91%	0.55%	to	0.86%	5.29%	to	7.96%
December 31, 2015	122	$9.98	to	$9.99	$1,218	7.20%	0.55%	to	0.86%	1.96%	to	2.07%

	AST Bond Portfolio 2027 (available January 4, 2016)
December 31, 2019	3,296	$9.89	to	$10.78	$34,237	0.00%	1.15%	to	3.25%	7.09%	to	9.41%
December 31, 2018	9,050	$9.24	to	$9.85	$86,291	0.00%	1.15%	to	3.25%	-4.49%	to	-2.40%
December 31, 2017	8,868	$9.67	to	$10.09	$87,631	0.00%	1.15%	to	3.25%	-0.64%	to	1.51%
December 31, 2016	13,680	$9.73	to	$9.94	$134,672	0.00%	1.15%	to	3.25%	-2.66%	to	-0.55%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2019	451	$13.03	to	$13.30	$5,937	2.09%	1.40%	to	2.00%	20.18%	to	20.89%
December 31, 2018	506	$10.84	to	$11.00	$5,533	0.34%	1.40%	to	2.00%	-19.33%	to	-18.85%
December 31, 2017	547	$13.44	to	$13.55	$7,381	0.96%	1.40%	to	2.00%	38.34%	to	39.15%
December 31, 2016	585	$9.72	to	$9.74	$5,696	0.79%	1.40%	to	2.00%	-4.04%	to	-3.81%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2028 (available January 3, 2017)
December 31, 2019	887	$10.12	to	$10.75	$9,329	0.00%	1.30%	to	3.25%	7.96%	to	10.16%
December 31, 2018	2,788	$9.37	to	$9.78	$26,723	0.00%	1.15%	to	3.25%	-5.26%	to	-3.19%
December 31, 2017	222	$9.89	to	$10.10	$2,219	0.00%	1.15%	to	3.25%	-1.11%	to	1.03%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2029 (available January 2, 2018)
December 31, 2019	1,766	$10.34	to	$10.80	$18,741	0.00%	1.15%	to	3.25%	8.65%	to	11.01%
December 31, 2018	313	$9.52	to	$9.73	$3,009	0.00%	1.15%	to	3.25%	-4.82%	to	-2.74%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A 109

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST American Funds Growth Allocation Portfolio (available April 30, 2018)
December 31, 2019	78,975	$11.24	to	$11.57	$902,733	0.00%	0.35%	to	1.95%	12.19%	to	21.63%
December 31, 2018	28,990	$9.42	to	$9.51	$274,473	0.00%	0.55%	to	1.95%	-5.28%	to	-4.38%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2030 (available January 2, 2019)
December 31, 2019	920	$11.07	to	$11.31	$10,321	0.00%	1.15%	to	3.25%	10.68%	to	13.08%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 80/20 Target Allocation ETF Portfolio (available January 28, 2019)
December 31, 2019	14,124	$11.27	to	$12.29	$172,194	0.00%	0.35%	to	1.95%	12.54%	to	17.45%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 60/40 Target Allocation ETF Portfolio (available January 28, 2019)
December 31, 2019	10,889	$11.17	to	$11.86	$128,249	0.00%	0.35%	to	1.95%	11.58%	to	14.46%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Western Asset Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	28	$10.06	to	$10.06	$279	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST T. Rowe Price Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	28	$10.08	to	$10.08	$280	0.00%	1.20%	to	1.30%	0.81%	to	0.85%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST PIMCO Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	26	$10.06	to	$10.06	$262	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Prudential Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	64	$10.13	to	$10.13	$644	0.00%	1.20%	to	1.30%	1.31%	to	1.35%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock Corporate Bond Portfolio (available August 19, 2019)
December 31, 2019	28	$10.06	to	$10.06	$279	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A 110

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Dimensional Global Core Allocation Portfolio (available November 18, 2019)
December 31, 2019	107	$10.30	to	$10.31	$1,099	0.00%	0.85%	to	1.45%	3.02%	to	3.10%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2019 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.	Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by Pruco Life. These charges are assessed through a reduction in unit values.

B.	Administration Charge
The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through a reduction in unit values.

A 111

Note 8:	Charges and Expenses (continued)

The following are the base and maximum combined mortality and expense risk and administration charges of the respective contracts.

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Preferred	1.40%	1.40%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential MyRock Advisor Variable Annuity	0.25%	1.30%
Prudential Premier Advisor Variable Annuity Series(1)	0.35% / 0.55%	1.95%
Prudential Premier Investment Variable Annuity B Series(2)	0.48% / 0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity C Series	1.30%	3.15%
Prudential Premier Retirement Variable Annuity L Series	1.30%	3.10%
Prudential Premier Retirement Variable Annuity X Series	1.30%	3.25%
Prudential Premier Variable Annuity B Series	1.15%	2.55%
Prudential Premier Variable Annuity Bb Series	0.95%	2.35%
Prudential Premier Variable Annuity L Series	1.50%	2.90%
Prudential Premier Variable Annuity X Series	1.55%	2.95%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.50%
Strategic Partners FlexElite 2	1.65%	2.75%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.60%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.60%

(1)    Effective February 25, 2019, the base charge on Prudential Premier Advisor Variable Annuity Series product was reduced to 0.35%. Contracts issued under this product on or after February 25, 2019 will have a base charge of 0.35%.

(2)    Effective September 16, 2019, the base charge on Prudential Premier Investment Variable Annuity B Series product was reduced to 0.48%. Contracts issued under this product on or after September 16, 2019 will have a base charge of 0.48%.

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For certain products with Highest Daily Lifetime Seven benefit options, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

A 112

Note 8:	Charges and Expenses (continued)

For certain products with Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, and Highest Daily Lifetime Seven Plus benefit options, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

These other related charges are assessed through the redemption of units.

Note 9:	Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Annuity payments represent transfers to the general account at the time of contract annuitization which are used to establish the fixed payout account from which future annuity payments are distributed under the terms of the contracts.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Note 10:	Subsequent Events

On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolios in which the subaccounts invest, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A 113

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company and
the Contract Owners of Pruco Life Flexible Premium Variable Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	ProFund VP Financials (1)
Prudential Diversified Bond Portfolio (1)	ProFund VP Health Care (1)
Prudential Equity Portfolio (Class I) (1)	ProFund VP Industrials (1)
Prudential Flexible Managed Portfolio (1)	ProFund VP Mid-Cap Growth (1)
Prudential Conservative Balanced Portfolio (1)	ProFund VP Mid-Cap Value (1)
Prudential Value Portfolio (Class I) (1)	ProFund VP Real Estate (1)
Prudential High Yield Bond Portfolio (1)	ProFund VP Small-Cap Growth (1)
Prudential Natural Resources Portfolio (Class I) (1)	ProFund VP Small-Cap Value (1)
Prudential Stock Index Portfolio (1)	ProFund VP Telecommunications (1)
Prudential Global Portfolio (1)	ProFund VP Utilities (1)
Prudential Jennison Portfolio (Class I) (1)	ProFund VP Large-Cap Growth (1)
Prudential Small Capitalization Stock Portfolio (1)	ProFund VP Large-Cap Value (1)
T. Rowe Price International Stock Portfolio (1)	AST Jennison Large-Cap Growth Portfolio (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	AST Bond Portfolio 2020 (1)
Invesco V.I. Core Equity Fund (Series I) (1)	AST Bond Portfolio 2021 (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	Wells Fargo VT International Equity Fund (Class 1) (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	Wells Fargo VT Omega Growth Fund (Class 1) (1)
MFS® Research Series (Initial Class) (1)	Wells Fargo VT Small Cap Growth Fund (Class 1) (1)
MFS® Growth Series (Initial Class) (1)	AST Bond Portfolio 2022 (1)
American Century VP Value Fund (Class I) (1)	AST Quantitative Modeling Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST BlackRock Global Strategies Portfolio (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	Wells Fargo VT Opportunity Fund (Class 1)
Davis Value Portfolio (1)	AST Prudential Core Bond Portfolio (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	AST Bond Portfolio 2023 (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	AST MFS Growth Allocation Portfolio (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST Western Asset Emerging Markets Debt Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST MFS Large-Cap Value Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	AST Bond Portfolio 2024 (1)
AST Goldman Sachs Large-Cap Value Portfolio (2)	AST AQR Emerging Markets Equity Portfolio (1)
AST Cohen & Steers Realty Portfolio (1)	AST ClearBridge Dividend Growth Portfolio (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	AST Multi-Sector Fixed Income Portfolio (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	AST AQR Large-Cap Portfolio (1)
AST High Yield Portfolio (1)	AST QMA Large-Cap Portfolio (1)
AST Small-Cap Growth Opportunities Portfolio (1)	AST Bond Portfolio 2025 (1)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	AST T. Rowe Price Growth Opportunities Portfolio (1)
AST Small-Cap Value Portfolio (1)	AST Goldman Sachs Global Growth Allocation Portfolio (1)
AST Mid-Cap Growth Portfolio (1)	AST T. Rowe Price Diversified Real Growth Portfolio (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	AST Prudential Flexible Multi-Strategy Portfolio (1)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	AST Franklin Templeton K2 Global Absolute Return Portfolio (1)
AST MFS Growth Portfolio (1)	AST Managed Equity Portfolio (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	AST Managed Fixed Income Portfolio (1)
AST BlackRock Low Duration Bond Portfolio (1)	AST FQ Absolute Return Currency Portfolio (1)
AST QMA US Equity Alpha Portfolio (1)	AST Jennison Global Infrastructure Portfolio (1)

A 114

AST T. Rowe Price Natural Resources Portfolio (1)	AST PIMCO Dynamic Bond Portfolio (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
AST MFS Global Equity Portfolio (1)	AST Bond Portfolio 2026 (1)
AST J.P. Morgan International Equity Portfolio (1)	AST AB Global Bond Portfolio (1)
AST Templeton Global Bond Portfolio (1)	AST Goldman Sachs Global Income Portfolio (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Morgan Stanley Multi-Asset Portfolio (3)
AST Capital Growth Asset Allocation Portfolio (1)	AST Wellington Management Global Bond Portfolio (1)
AST Academic Strategies Asset Allocation Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (1)
AST Balanced Asset Allocation Portfolio (1)	AST Wellington Management Real Total Return Portfolio (3)
AST Preservation Asset Allocation Portfolio (1)	AST QMA International Core Equity Portfolio (1)
AST Fidelity Institutional AM℠ Quantitative Portfolio (1)	AST Managed Alternatives Portfolio (1)
AST Prudential Growth Allocation Portfolio (1)	AST Emerging Managers Diversified Portfolio (3)
AST Advanced Strategies Portfolio (1)	AST Columbia Adaptive Risk Allocation Portfolio (4)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
AST Government Money Market Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
AST Small-Cap Growth Portfolio (1)	AST Bond Portfolio 2027 (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	NVIT Emerging Markets Fund (Class D) (1)
AST International Value Portfolio (1)	AST Bond Portfolio 2028 (1)
AST International Growth Portfolio (1)	AST Bond Portfolio 2029 (5)
AST Investment Grade Bond Portfolio (1)	AST American Funds Growth Allocation Portfolio (6)
AST Western Asset Core Plus Bond Portfolio (1)	AST Bond Portfolio 2030 (7)
AST Bond Portfolio 2019 (1)	AST BlackRock 80/20 Target Allocation ETF Portfolio (8)
AST Cohen & Steers Global Realty Portfolio (1)	AST BlackRock 60/40 Target Allocation ETF Portfolio (8)
AST Parametric Emerging Markets Equity Portfolio (1)	AST Western Asset Corporate Bond Portfolio (9)
AST Goldman Sachs Small-Cap Value Portfolio (1)	AST T. Rowe Price Corporate Bond Portfolio (9)
AST AllianzGI World Trends Portfolio (1)	AST PIMCO Corporate Bond Portfolio (9)
AST J.P. Morgan Global Thematic Portfolio (1)	AST Prudential Corporate Bond Portfolio (9)
AST Goldman Sachs Multi-Asset Portfolio (1)	AST BlackRock Corporate Bond Portfolio (9)
ProFund VP Consumer Services (1)	AST Dimensional Global Core Allocation Portfolio (10)
ProFund VP Consumer Goods (1)
(1) Statement of net assets as of December 31,2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018
(2) Statement of net assets as of April 26, 2019 (date of merger), statement of operations for the period January 1, 2019 to April 26, 2019 and statement of changes in net assets for the period January 1, 2019 to April 26, 2019 and for the year ended December 31, 2018

(3) Statement of net assets as of June 28, 2019 (date of liquidation), statement of operations for the period January 1, 2019 to June 28, 2019 and statement of changes in net assets for the period January 1, 2019 to June 28, 2019 and for the year ended December 31, 2018

(4) Statement of net assets as of January 25, 2019 (date of merger), statement of operations for the period January 1, 2019 to January 25, 2019 and statement of changes in net assets for the period January 1, 2019 to January 25, 2019 and for the year ended December 31, 2018

(5) Statement of net assets as of December 31, 2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and for the period January 2, 2018 (commencement of operations) to December 31, 2018

(6) Statement of net assets as of December 31, 2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and for the period April 30, 2018 (commencement of operations) to December 31, 2018

(7) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period January 2, 2019 (commencement of operations) to December 31, 2019
(8) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period January 28, 2019 (commencement of operations) to December 31, 2019
(9) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period August 19, 2019 (commencement of operations) to December 31, 2019
(10) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period November 18, 2019 (commencement of operations) to December 31, 2019

A 115

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 3, 2020

We have served as the auditor of one or more of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account since 1996.

A 116

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2019, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2019.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 5, 2020

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
As of December 31, 2019 and 2018 (in thousands, except share amounts)

	December 31, 2019	December 31, 2018
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2019 – $5,283,266; 2018 – $5,244,903)	$5,681,970	$5,199,595
Fixed maturities, trading, at fair value (amortized cost: 2019 – $59,995; 2018 – $44,759)	59,964	41,627
Equity securities, at fair value (cost: 2019 – $6,360; 2018 – $31,824)	10,494	36,922
Policy loans	1,314,064	1,236,077
Commercial mortgage and other loans	1,239,885	1,209,150
Other invested assets (includes $87,456 and $120,717 measured at fair value at December 31, 2019 and 2018, respectively)	429,558	377,429
Total investments	8,735,935	8,100,800
Cash and cash equivalents	563,199	416,840
Deferred policy acquisition costs	1,855,698	1,613,922
Accrued investment income	89,448	88,278
Reinsurance recoverables	40,710,159	34,682,127
Receivables from parent and affiliates	271,981	289,580
Income taxes receivable	102,652	46,102
Other assets	441,543	365,219
Separate account assets	138,387,772	119,077,916
TOTAL ASSETS	$191,158,387	$164,680,784
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$25,258,673	$19,476,394
Policyholders’ account balances	22,878,823	22,059,692
Cash collateral for loaned securities	7,529	11,063
Short-term debt to affiliates	2,845	0
Payables to parent and affiliates	216,842	229,345
Other liabilities	1,390,876	1,093,143
Separate account liabilities	138,387,772	119,077,916
Total liabilities	188,143,360	161,947,553
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	1,153,632	1,146,592
Retained earnings	1,577,453	1,612,435
Accumulated other comprehensive income (loss)	281,442	(28,296)
Total equity	3,015,027	2,733,231
TOTAL LIABILITIES AND EQUITY	$191,158,387	$164,680,784
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2019, 2018, and 2017 (in thousands)

	2019	2018	2017
REVENUES
Premiums	$28,544	$50,808	$54,706
Policy charges and fee income	544,156	533,327	275,693
Net investment income	393,797	325,287	352,410
Asset administration fees	16,056	14,368	17,593
Other income	83,560	72,964	67,749
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(8,655)	(3,710)	(8,374)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	(379)	0	995
Other realized investment gains (losses), net	(107,715)	(163,568)	(72,807)
Total realized investment gains (losses), net	(116,749)	(167,278)	(80,186)
TOTAL REVENUES	949,364	829,476	687,965
BENEFITS AND EXPENSES
Policyholders’ benefits	153,074	149,499	(18,416)
Interest credited to policyholders’ account balances	187,229	171,993	168,391
Amortization of deferred policy acquisition costs	113,318	135,826	95,007
General, administrative and other expenses	336,959	314,371	271,533
TOTAL BENEFITS AND EXPENSES	790,580	771,689	516,515
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	158,784	57,787	171,450
Income tax expense (benefit)	(59,132)	(52,641)	(156,828)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	217,916	110,428	328,278
Equity in earnings of operating joint venture, net of taxes	(917)	(1,790)	(485)
NET INCOME (LOSS)	$216,999	$108,638	$327,793
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	9,572	(17,745)	259
Net unrealized investment gains (losses)	381,447	(259,981)	137,484
Total	391,019	(277,726)	137,743
Less: Income tax expense (benefit) related to other comprehensive income (loss)	81,281	(55,174)	43,372
Other comprehensive income (loss), net of taxes	309,738	(222,552)	94,371
Comprehensive income (loss)	$526,737	$(113,914)	$422,164
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2016	$2,500	$986,062	$1,448,517	$70,975	$2,508,054
Contributed capital		153,500			153,500
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,530			1,530
Comprehensive income:
Net income (loss)			327,793		327,793
Other comprehensive income (loss), net of tax				94,371	94,371
Total comprehensive income (loss)					422,164
Balance, December 31, 2017	2,500	1,141,092	1,526,310	165,346	2,835,248
Cumulative effect of adoption of ASU 2016-01			7,936	(1,539)	6,397
Cumulative effect of adoption of ASU 2018-02			(30,449)	30,449	—
Contributed capital		5,500			5,500
Dividend to parent
Contributed (distributed) capital-parent/child asset transfers
Comprehensive income:
Net income (loss)			108,638		108,638
Other comprehensive income (loss), net of tax				(222,552)	(222,552)
Total comprehensive income (loss)					(113,914)
Balance, December 31, 2018	2,500	1,146,592	1,612,435	(28,296)	2,733,231
Cumulative effect of adoption of accounting changes (1)			(1,981)		(1,981)
Contributed capital		5,900			5,900
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,140	0		1,140
Comprehensive income:
Net income (loss)			216,999		216,999
Other comprehensive income (loss), net of tax				309,738	309,738
Total comprehensive income (loss)					526,737
Balance, December 31, 2019	$2,500	$1,153,632	$1,577,453	$281,442	$3,015,027
(1) Includes the impact from the adoption of ASUs 2017-08 and 2017-12. See Note 2.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	2019	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$216,999	$108,638	$327,793
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(126,300)	(116,675)	(142,781)
Interest credited to policyholders’ account balances	187,229	171,993	168,391
Realized investment (gains) losses, net	116,749	167,278	80,186
Amortization and other non-cash items	(81,847)	(43,259)	(65,536)
Change in:
Future policy benefits	2,538,263	1,843,825	1,920,440
Reinsurance recoverables	(2,739,573)	(1,832,092)	(2,046,215)
Accrued investment income	(1,170)	(5,937)	(3,692)
Net payables to/receivables from parent and affiliates	(7,175)	18,457	43,913
Deferred policy acquisition costs	(338,455)	(211,059)	(183,884)
Income taxes	(138,706)	(28,950)	(76,330)
Derivatives, net	143,004	(44,585)	55,104
Other, net	(22,573)	(4,487)	26,443
Cash flows from (used in) operating activities	(253,555)	23,147	103,832
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	948,693	561,340	1,062,236
Fixed maturities, trading	0	0	214
Equity securities	29,532	6,008	510
Policy loans	162,744	153,124	143,655
Ceded policy loans	(11,953)	(15,131)	(15,188)
Short-term investments	51,117	13,404	72,725
Commercial mortgage and other loans	144,512	64,261	254,635
Other invested assets	18,599	19,527	31,192
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(940,605)	(875,672)	(1,315,508)
Fixed maturities, trading	(15,235)	(6,481)	(15,019)
Equity securities	(110)	(5,039)	(5,000)
Policy loans	(196,508)	(179,968)	(123,645)
Ceded policy loans	19,790	17,036	18,942
Short-term investments	(51,113)	(13,430)	(37,407)
Commercial mortgage and other loans	(171,762)	(199,847)	(180,929)
Other invested assets	(84,762)	(70,902)	(32,275)
Notes receivable from parent and affiliates, net	15,980	(2,464)	5,731
Derivatives, net	(4,056)	639	(17,569)
Other, net	(6,342)	(2,880)	(152,576)
Cash flows from (used in) investing activities	(91,479)	(536,475)	(305,276)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	5,407,620	5,093,239	4,540,655
Ceded policyholders’ account deposits	(3,537,492)	(3,230,005)	(3,083,049)
Policyholders’ account withdrawals	(3,568,340)	(3,135,714)	(2,682,445)
Ceded policyholders’ account withdrawals	2,431,701	2,022,519	1,692,756
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(3,534)	(22,106)	(110,710)
Dividend to parent	(250,000)	0	(250,000)

Contributed Capital	0	0	148,500
Contributed (distributed) capital - parent/child asset transfers	1,443	0	2,354
Net change in financing arrangements (maturities 90 days or less)	2,845	0	0
Drafts outstanding	7,150	(10,334)	59,795
Cash flows from (used in) financing activities	491,393	717,599	317,856
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	146,359	204,271	116,412
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	416,840	212,569	96,157
CASH AND CASH EQUIVALENTS, END OF YEAR	$563,199	$416,840	$212,569
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$79,574	$(23,684)	$(45,538)
Interest paid	$3,204	$3,099	$2,179

Significant Non-Cash Transactions
There were no significant non-cash transactions for the years ended December 31, 2019 and 2018.
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $837 million of decreases in fixed maturities, available-for-sale, related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Gibraltar Universal Life Reinsurance Company ("GUL Re"), an affiliate, in the third quarter of 2017.
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $35 million of decreases in other invested assets related to the tax settlements with Prudential Financial, Inc., which are related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and Pruco Life Insurance Company and GUL Re, an affiliate, in the third quarter of 2017.
See Note 9 for more information on the reinsurance transactions mentioned above.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.
Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.
Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. ("Pruco Re"). Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and Prudential Insurance, as applicable. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and Prudential Insurance, as applicable.
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; fair value of embedded derivative instruments associated with index-linked features of certain universal life products; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.
Out of Period Adjustments
During the third quarter of 2019, the Company recorded an out of period adjustment which increased “Realized investment gains
(losses), net” by $13 million, with a corresponding increase to “Interest credited to policyholders’ account balances”, which had related impacts resulting in a decrease of $5 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture" for the three months ended September 30, 2019. This adjustment relates to a refinement to the embedded derivative reserve methodology used for the indexed universal life product that should have been recorded during second quarter of 2019.
During the second quarter of 2019, the Company recorded an out of period adjustment resulting in a net increase of $11 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture" for the three months ended June 30, 2019. This adjustment relates to investment income from equity method investments that should have been recorded during first quarter of 2019. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to any current or previously reported quarterly or annual financial statements.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables, and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.
Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income (loss) ("OCI"). For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.
Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares, which are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Other income” in the Consolidated Statements of Operations. Prior to this, the changes in fair value on equity securities classified as “available-for-sale” were reported in AOCI. The impact of this standard resulted in an increase to retained earnings of $7.9 million, a reduction to AOCI of $1.5 million, and an increase to equity of $6.4 million upon adoption on January 1, 2018.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.
In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Other invested assets consist of the Company’s non-coupon investments in Limited Partnerships and Limited Liability Companies ("LPs/LLCs") (other than operating joint ventures) and derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in OCI. Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
The split between the amount of an OTTI recognized in OCI and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flows on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.
Deferred policy acquisition costs are directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of indexed universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.
Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these arrangements see Note 9.
Income taxes asset primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.
In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of provisional amounts related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") recorded in 2017 and adjustments to provisional amounts recorded in 2018.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.
Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $30.4 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).
Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.
Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

LIABILITIES
Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 7 for additional information regarding policyholders’ account balances.
Future policy benefits liability includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.
Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”
Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements which are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents (see also "Cash and cash equivalents" above). As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other liabilities consist primarily of accrued expenses, reinsurance payables, and technical overdrafts.
Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.
Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.
Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.
REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.
Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value” or “Equity securities, at fair value".
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company had reinsurance agreements to transfer the risks related to certain of these benefit features to an affiliate, Pruco Re through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".
The Company, excluding its subsidiary, also sells certain universal life products that contain a no lapse guarantee provision that was reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no-lapse guarantee resulted in an embedded derivative that incurred market risk primarily in the form of interest rate risk which at times resulted in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” for which charges are recorded in “Realized investment gains (losses), net". The Company amended or entered into multiple reinsurance transactions (see Note 9). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative. As a result of the recapture of the no-lapse guarantee risk from UPARC by Pruco Life on July 1, 2017, as described in Note 9, this embedded derivative was eliminated.
Accounting for Certain Reinsurance Contracts in the Individual Life Business
In 2017, the Company recognized a pre-tax charge of $2 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves and DAC was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and was included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cash flow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The impacts of the pre-tax charge of $2 million in the second quarter of 2017 were as follows:

Impact of Change in Accounting for Certain Reinsurance Contracts(1)
(in millions)
Decrease in Policy charges and fee income	$(236)
Decrease in Policyholders' benefits	253
Increase in Amortization of deferred policy acquisition costs	(19)
Pre-tax charge to income	$(2)

(1)
The corresponding impacts to the Consolidated Statement of Financial Position were a $284 million increase in "Other liabilities", a $247 million increase in "Reinsurance recoverables", a $48 million decrease in "Policyholders’ account balances", a $19 million decrease in "Deferred policy acquisition costs" and a $6 million decrease in "Future policy benefits".

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of Accounting Standards Updates ("ASUs") to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2019, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

ASU adopted during the year ended December 31, 2019

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.	January 1, 2019 using the modified retrospective method which included cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Consolidated Financial Statements and Notes to the Consolidated Financial Statements. The impact of the cumulative-effect adjustment to retained earnings was immaterial.

ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities
This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting. The ASU eliminates separate measurement and recording of hedge ineffectiveness. It requires entities to present the earnings effect of the hedging instrument in the same income statement line item in which the hedged item is reported and also requires expanded disclosures.
January 1, 2019 using the modified retrospective method which included cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Consolidated Financial Statements and Notes to the Consolidated Financial Statements. The impact of the cumulative-effect adjustment to retained earnings and AOCI related to ineffectiveness of the hedge instruments outstanding at the date of the adoption was immaterial. See Note 4 for additional required disclosures.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU issued but not yet adopted as of December 31, 2019 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. This ASU will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products
Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.

An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.
The options for method of adoption and the impacts of such methods are under assessment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield and will be required to be updated each quarter with the impact recorded through OCI.
As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.

Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between the discount rate locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.

Amortization of DAC and other balances
Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.

An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a retrospective transition method for DAC and other balances.

The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Market Risk Benefits
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record market risk benefit assets and liabilities separately on the Consolidated Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change that is attributable to changes in an entity’s non-performance risk (“NPR”), which is recognized in OCI.

An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.

Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other ASUs issued but not yet adopted as of December 31, 2019

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments -Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASC 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption was permitted beginning January 1, 2019.

Adoption of this guidance will result in 1) the recognition of an allowance for credit losses based on the current expected credit loss model on financial assets carried at amortized cost and certain off-balance sheet credit exposures; and 2) related adjustments to retained earnings. We expect the cumulative impact of the adoption to retained earnings, primarily attributable to the reserves for commercial mortgage and other loans, to be immaterial.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$83,622	$2,846	$0	$86,468	$0
Obligations of U.S. states and their political subdivisions	458,152	39,675	0	497,827	0
Foreign government bonds	196,034	26,793	1	222,826	0
U.S. public corporate securities	1,914,503	229,071	2,247	2,141,327	0
U.S. private corporate securities	886,281	44,497	1,006	929,772	0
Foreign public corporate securities	256,843	22,158	385	278,616	0
Foreign private corporate securities	939,603	38,426	19,551	958,478	0
Asset-backed securities(1)	119,602	800	466	119,936	(7)
Commercial mortgage-backed securities	367,848	15,231	163	382,916	0
Residential mortgage-backed securities(2)	60,778	3,050	24	63,804	(131)
Total fixed maturities, available-for-sale	$5,283,266	$422,547	$23,843	$5,681,970	$(138)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $1.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$75,049	$2,427	$6	$77,470	$0
Obligations of U.S. states and their political subdivisions	609,955	15,154	2,351	622,758	0
Foreign government bonds	208,009	2,137	8,199	201,947	0
U.S. public corporate securities	1,739,860	46,166	54,401	1,731,625	0
U.S. private corporate securities	890,748	11,181	18,591	883,338	0
Foreign public corporate securities	270,428	3,746	12,151	262,023	0
Foreign private corporate securities	857,604	9,797	40,022	827,379	0
Asset-backed securities(1)	156,818	1,528	750	157,596	(122)
Commercial mortgage-backed securities	347,570	3,353	4,527	346,396	0
Residential mortgage-backed securities(2)	88,862	1,268	1,067	89,063	(177)
Total fixed maturities, available-for-sale	$5,244,903	$96,757	$142,065	$5,199,595	$(299)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.4 million of net unrealized losses on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$0	$0	$0
Obligations of U.S. states and their political subdivisions	0	0	0	0	0	0
Foreign government bonds	2,152	1	400	0	2,552	1
U.S. public corporate securities	81,622	984	19,206	1,263	100,828	2,247
U.S. private corporate securities	33,264	780	22,143	226	55,407	1,006
Foreign public corporate securities	3,839	23	9,379	362	13,218	385
Foreign private corporate securities	32,800	921	186,693	18,630	219,493	19,551
Asset-backed securities	32,361	243	55,461	223	87,822	466
Commercial mortgage-backed securities	22,153	163	0	0	22,153	163
Residential mortgage-backed securities	3,049	16	692	8	3,741	24
Total fixed maturities, available-for-sale	$211,240	$3,131	$293,974	$20,712	$505,214	$23,843

	December 31, 2018
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$630	$6	$630	$6
Obligations of U.S. states and their political subdivisions	124,776	1,571	31,215	780	155,991	2,351
Foreign government bonds	77,055	3,184	59,700	5,015	136,755	8,199
U.S. public corporate securities	784,916	37,635	213,147	16,766	998,063	54,401
U.S. private corporate securities	263,934	9,159	287,031	9,432	550,965	18,591
Foreign public corporate securities	124,764	6,286	72,725	5,865	197,489	12,151
Foreign private corporate securities	424,921	22,605	127,201	17,417	552,122	40,022
Asset-backed securities	112,527	650	6,523	100	119,050	750
Commercial mortgage-backed securities	49,616	434	116,786	4,093	166,402	4,527
Residential mortgage-backed securities	34,249	240	32,432	827	66,681	1,067
Total fixed maturities, available-for-sale	$1,996,758	$81,764	$947,390	$60,301	$2,944,148	$142,065

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2019 and 2018, the gross unrealized losses on fixed maturity securities were composed of $16.0 million and $121.3 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $7.8 million and $20.8 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $20.7 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, energy and consumer non-cyclical sectors. As of December 31, 2018, the $60.3 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, energy and consumer non-cyclical sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2019 or 2018. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2019, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2019
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$139,614	$140,916
Due after one year through five years	688,411	697,057
Due after five years through ten years	1,073,731	1,115,368
Due after ten years	2,833,282	3,161,973
Asset-backed securities	119,602	119,936
Commercial mortgage-backed securities	367,848	382,916
Residential mortgage-backed securities	60,778	63,804
Total fixed maturities, available-for-sale	$5,283,266	$5,681,970
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$633,787	$234,617	$569,151
Proceeds from maturities/prepayments	314,906	326,664	492,944
Gross investment gains from sales and maturities	59,557	1,370	44,458
Gross investment losses from sales and maturities	(3,785)	(11,000)	(9,956)
OTTI recognized in earnings(2)	(9,034)	(3,710)	(7,379)

(1)	Includes $0.0 million, $(0.1) million and $(0.1) million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2019, 2018 and 2017, respectively.

(2)
Excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth a rollforward of pre-tax amounts remaining in OCI related to fixed maturity securities with credit loss impairments recognized in earnings, for the periods indicated:

	Years Ended December 31,
	2019	2018
	(in thousands)
Credit loss impairments:
Balance in OCI, beginning of period	$1,291	$4,374
New credit loss impairments	3,022	0
Increases due to the passage of time on previously recorded credit losses	32	539
Reductions for securities which matured, paid down, prepaid or were sold during the period	(679)	(2,000)
Reductions for securities impaired to fair value during the period(1)	(3,040)	(1,136)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(152)	(486)
Balance in OCI, end of period	$474	$1,291

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $(1.0) million and $(2.8) million during the years ended December 31, 2019 and 2018, respectively. The net change in unrealized gains (losses) from equity securities still held at period end, recorded within "Other comprehensive income (loss)," was $2.0 million during the year ended December 31, 2017.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2019		December 31, 2018
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$355,175	28.6%	$362,811	29.9%
Hospitality	31,449	2.5	16,083	1.3
Industrial	299,803	24.1	263,999	21.8
Office	205,498	16.6	187,450	15.5
Other	136,841	11.0	131,961	10.9
Retail	190,690	15.4	193,473	16.0
Total commercial mortgage loans	1,219,456	98.2	1,155,777	95.4
Agricultural property loans	22,197	1.8	55,438	4.6
Total commercial mortgage and agricultural property loans by property type	1,241,653	100.0%	1,211,215	100.0%
Allowance for credit losses	(1,768)		(2,065)
Total commercial mortgage and other loans	$1,239,885		$1,209,150

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2019, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (19%), Texas (14%) and New York (7%)) and included loans secured by properties in Europe (9%), Mexico (2%), and Australia (2%).
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2016	$1,513	$45	$1,558
Addition to (release of) allowance for credit losses	215	21	236
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2017	$1,728	$66	$1,794
Addition to (release of) allowance for credit losses	298	(27)	271
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2018	$2,026	$39	$2,065
Addition to (release of) allowance for credit losses	(283)	(14)	(297)
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2019	$1,743	$25	$1,768

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2019
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,743	25	1,768
Total ending balance(1)	$1,743	$25	$1,768
Recorded investment(2):
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,219,456	22,197	1,241,653
Total ending balance(1)	$1,219,456	$22,197	$1,241,653

(1)	As of December 31, 2019, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2018
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	2,026	39	2,065
Total ending balance(1)	$2,026	$39	$2,065
Recorded investment(2):
Individually evaluated for impairment	$0	$816	$816
Collectively evaluated for impairment	1,155,777	54,622	1,210,399
Total ending balance(1)	$1,155,777	$55,438	$1,211,215

(1)	As of December 31, 2018, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.
The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$676,517	$18,418	$1,912	$696,847
60%-69.99%	354,828	12,799	0	367,627
70%-79.99%	149,448	27,506	0	176,954
80% or greater	0	225	0	225
Total commercial mortgage and agricultural property loans	$1,180,793	$58,948	$1,912	$1,241,653

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2018
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$696,507	$12,771	$80	$709,358
60%-69.99%	321,586	18,525	0	340,111
70%-79.99%	105,727	27,790	0	133,517
80% or greater	28,000	229	0	28,229
Total commercial mortgage and agricultural property loans	$1,151,820	$59,315	$80	$1,211,215
The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,219,456	$0	$0	$0	$1,219,456	$0
Agricultural property loans	22,197	0	0	0	22,197	0
Total	$1,241,653	$0	$0	$0	$1,241,653	$0

(1)	As of December 31, 2019, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2018
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,155,777	$0	$0	$0	$1,155,777	$0
Agricultural property loans	55,438	0	0	0	55,438	0
Total	$1,211,215	$0	$0	$0	$1,211,215	$0

(1)	As of December 31, 2018, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
For the years ended December 31, 2019 and 2018, there were $0 million and $3 million of commercial mortgage and other loans acquired, other than those through direct origination, respectively. For the years ended December 31, 2019 and 2018, there were $5 million and $0 million of commercial mortgage and other loans sold, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2019	2018
	(in thousands)
Company's investment in separate accounts	$46,573	$40,126
LPs/LLCs:
Equity method:
Private equity	189,095	149,164
Hedge funds	64,002	57,171
Real estate-related	42,432	10,251
Subtotal equity method	295,529	216,586
Fair value:
Private equity	62,639	60,118
Hedge funds	562	762
Real estate-related	11,707	9,024
Subtotal fair value	74,908	69,904
Total LPs/LLCs	370,437	286,490
Derivative instruments	12,548	50,813
Total other invested assets	$429,558	$377,429

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2019	2018
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$26,017,399	$3,946,992
Total liabilities(2)	$164,080	$65,903
Partners’ capital	25,853,319	3,881,089
Total liabilities and partners’ capital	$26,017,399	$3,946,992
Total liabilities and partners’ capital included above	$325,677	$269,775
Equity in LP/LLC interests not included above	114,505	83,029
Carrying value	$440,182	$352,804

(1)
Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.

(2)	Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party-borrowed funds and other miscellaneous liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$819,904	$128,356	$319,414
Total expenses(2)	(200,666)	(39,040)	(31,680)
Net earnings (losses)	$619,238	$89,316	$287,734
Equity in net earnings (losses) included above	$24,971	$(2,470)	$12,439
Equity in net earnings (losses) of LP/LLC interests not included above	5,077	(1,452)	5,191
Total equity in net earnings (losses)	$30,048	$(3,922)	$17,630

(1)
Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.

(2)
Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities, available-for-sale	$235,456	$220,942	$230,060
Fixed maturities, trading	1,374	1,105	834
Equity securities, at fair value	856	885	884
Commercial mortgage and other loans	57,886	49,577	52,127
Policy loans	68,485	66,305	63,884
Short-term investments and cash equivalents	9,266	2,382	1,090
Other invested assets	38,577	2,256	23,518
Gross investment income	411,900	343,452	372,397
Less: investment expenses	(18,103)	(18,165)	(19,987)
Net investment income	$393,797	$325,287	$352,410

The carrying value of non-income producing assets included $8.4 million in available-for-sale fixed maturities as of December 31, 2019. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2019.
Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities(1)	$46,738	$(13,340)	$27,123
Equity securities(2)	0	0	(125)
Commercial mortgage and other loans	297	(271)	(337)
LPs/LLCs	(3,400)	849	(221)
Derivatives	(160,368)	(154,208)	(106,625)
Short-term investments and cash equivalents	(16)	(308)	(1)
Realized investment gains (losses), net	$(116,749)	$(167,278)	$(80,186)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Effective January 1, 2018, realized gains (losses) on equity securities are recorded within “Other income.”

Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2019	2018	2017
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$1,568	$(689)	$1,609
Fixed maturity securities, available-for-sale—all other	397,136	(44,619)	279,749
Equity securities, available-for-sale(1)	0	0	2,368
Derivatives designated as cash flow hedges(2)	26,126	22,122	(17,678)
Affiliated notes	4,715	810	4,782
Other investments	(4,365)	5,055	3,588
Net unrealized gains (losses) on investments	$425,180	$(17,321)	$274,418

(1)	Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded within “Other income.”

(2)	For more information on cash flow hedges, see Note 4.
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2019 and 2018, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2019			December 31, 2018
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$8,169	$0	$8,169
U.S. public corporate securities	5,048	0	5,048	628	0	628
Foreign public corporate securities	2,481	0	2,481	2,266	0	2,266
Total cash collateral for loaned securities(1)	$7,529	$0	$7,529	$11,063	$0	$11,063

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31,
	2019	2018
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$7,292	$10,836
Total securities pledged	$7,292	$10,836
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$7,529	$11,063
Total liabilities supported by the pledged collateral	$7,529	$11,063
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2019 and 2018, the fair value of this collateral was $0 million and $143 million, respectively, none of which had either been sold or repledged.
As of December 31, 2019 and 2018, there were available-for-sale fixed maturities of $3.8 million and $3.7 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.
4. DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells certain products (for example, variable annuities and index-linked universal life) which may include guaranteed benefit features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements (previously reinsured to Pruco Re) with affiliates, PALAC and Prudential Insurance. See Note 1 for additional information on the reinsurance agreements. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton").
In regard to no-lapse guarantee provision on certain universal life products, the Company had reinsured a portion of it to an affiliate, UPARC, through June 30, 2017 and recaptured the reinsurance effective July 1, 2017. See Note 9 for additional information on the recapture.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2019			December 31, 2018
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$3,615	$0	$(50)	$0	$0	$0
Foreign Currency Swaps	773,933	36,551	(12,471)	719,476	38,333	(16,638)
Total Derivatives Designated as Hedge Accounting Instruments	$777,548	$36,551	$(12,521)	$719,476	$38,333	$(16,638)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$569,925	$33,256	$(4,490)	$246,925	$15,665	$(3,174)
Foreign Currency
Foreign Currency Forwards	21,580	0	(518)	23,043	277	(20)
Credit
Credit Default Swaps	0	0	0	756	0	(9)
Currency/Interest Rate
Foreign Currency Swaps	151,792	7,563	(1,892)	98,363	6,303	(2,109)
Equity
Equity Options	2,680,048	174,398	(78,381)	1,981,693	17,312	(4,912)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$3,423,345	$215,217	$(85,281)	$2,350,780	$39,557	$(10,224)
Total Derivatives (1)(2)	$4,200,893	$251,768	$(97,802)	$3,070,256	$77,890	$(26,862)

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $8,530 million and $5,589 million as of December 31, 2019 and 2018, respectively included in "Future policy benefits" and $962 million and $13 million as of December 31, 2019 and 2018, respectively included in "Policyholders' account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $8,540 million and $5,600 million as of December 31, 2019 and 2018, respectively.

(2)	Recorded in “Other invested assets” and “Other liabilities” on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$251,765	$(239,220)	$12,545	$(12,545)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$251,765	$(239,220)	$12,545	$(12,545)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$97,802	$(97,802)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$97,802	$(97,802)	$0	$0	$0

	December 31, 2018
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$77,887	$(27,078)	$50,809	$(7,307)	$43,502
Securities purchased under agreements to resell	143,000	0	143,000	(143,000)	0
Total Assets	$220,887	$(27,078)	$193,809	$(150,307)	$43,502
Offsetting of Financial Liabilities:
Derivatives(1)	$26,862	$(26,862)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$26,862	$(26,862)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit and equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$0	$0	$0	$(50)
Currency/Interest Rate	425	9,007	(1,698)	4,081
Total cash flow hedges	425	9,007	(1,698)	4,031
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	18,609	0	0	0
Currency	20	0	0	0
Currency/Interest Rate	3,485	0	(5)	0
Credit	(1)	0	0	0
Equity	74,068	0	0	0
Embedded Derivatives	(256,974)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(160,793)	0	(5)	0
Total	$(160,368)	$9,007	$(1,703)	$4,031

	Year Ended December 31, 2018(2)
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(997)	$6,819	$10,066	$39,801
Total cash flow hedges	(997)	6,819	10,066	39,801
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(7,688)	0	0	0
Currency	1,475	0	0	0
Currency/Interest Rate	6,395	0	44	0
Credit	(2)	0	0	0
Equity	(27,212)	0	0	0
Embedded Derivatives	(126,179)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(153,211)	0	44	0
Total	$(154,208)	$6,819	$10,110	$39,801

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2017(2)
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$1,061	$6,071	$(8,234)	$(58,609)
Total cash flow hedges	1,061	6,071	(8,234)	(58,609)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,565)	0	0	0
Currency	(1,316)	0	0	0
Currency/Interest Rate	(8,306)	0	(71)	0
Credit	(46)	0	0	0
Equity	30,466	0	0	0
Embedded Derivatives	(126,919)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(107,686)	0	(71)	0
Total	$(106,625)	$6,071	$(8,305)	$(58,609)

(1)	Net change in AOCI.

(2)	Prior period amounts have been updated to conform to current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2016	$40,931
Amount recorded in AOCI
Currency/Interest Rate	(59,712)
Total amount recorded in AOCI	(59,712)
Amount reclassified from AOCI to income
Currency/Interest Rate	1,103
Total amount reclassified from AOCI to income	1,103
Balance, December 31, 2017	$(17,678)
Amount recorded in AOCI
Currency/Interest Rate	55,689
Total amount recorded in AOCI	55,689
Amount reclassified from AOCI to income
Currency/Interest Rate	(15,889)
Total amount reclassified from AOCI to income	(15,889)
Balance, December 31, 2018	$22,122
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	(27)
Amount recorded in AOCI
Interest Rate	(50)
Currency/Interest Rate	11,815
Total amount recorded in AOCI	11,765
Amount reclassified from AOCI to income
Currency/Interest Rate	(7,734)
Total amount reclassified from AOCI to income	(7,734)
Balance, December 31, 2019	$26,126

(1)	See Note 2 for details.

The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2019 values, it is estimated that a pre-tax gain of $8 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2020.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2019 and 2018.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $0 million and $1 million reported as of December 31, 2019 and 2018, respectively with a fair value of $0 million for both periods.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and equity securities that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2019
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,797	$38,671	$0	$86,468
Obligations of U.S. states and their political subdivisions	0	497,827	0	0	497,827
Foreign government bonds	0	222,663	163	0	222,826
U.S. corporate public securities	0	2,141,324	3	0	2,141,327
U.S. corporate private securities	0	893,943	35,829	0	929,772
Foreign corporate public securities	0	278,435	181	0	278,616
Foreign corporate private securities	0	944,408	14,070	0	958,478
Asset-backed securities(2)	0	117,935	2,001	0	119,936
Commercial mortgage-backed securities	0	382,916	0	0	382,916
Residential mortgage-backed securities	0	63,804	0	0	63,804
Subtotal	0	5,591,052	90,918	0	5,681,970
Fixed maturities, trading	0	59,296	668	0	59,964
Equity securities	131	465	9,898	0	10,494
Short-term investments	0	0	0	0	0
Cash equivalents	0	547,642	0	0	547,642
Other invested assets(3)	0	251,764	4	(239,220)	12,548
Reinsurance recoverables	0	0	8,539,671	0	8,539,671
Receivables from parent and affiliates	0	119,431	3,135	0	122,566
Subtotal excluding separate account assets	131	6,569,650	8,644,294	(239,220)	14,974,855
Separate account assets(4)(5)	0	133,625,669	0	0	133,625,669
Total assets	$131	$140,195,319	$8,644,294	$(239,220)	$148,600,524
Future policy benefits(6)	$0	$0	$8,529,566	$0	$8,529,566
Policyholders' account balances	0	0	962,351	0	962,351
Payables to parent and affiliates	0	97,802	0	(97,802)	0
Total liabilities	$0	$97,802	$9,491,917	$(97,802)	$9,491,917

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,654	$29,816	$0	$77,470
Obligations of U.S. states and their political subdivisions	0	622,758	0	0	622,758
Foreign government bonds	0	201,947	0	0	201,947
U.S. corporate public securities	0	1,731,623	2	0	1,731,625
U.S. corporate private securities	0	838,497	44,841	0	883,338
Foreign corporate public securities	0	262,023	0	0	262,023
Foreign corporate private securities	0	815,634	11,745	0	827,379
Asset-backed securities(2)	0	151,040	6,556	0	157,596
Commercial mortgage-backed securities	0	346,396	0	0	346,396
Residential mortgage-backed securities	0	89,063	0	0	89,063
Subtotal	0	5,106,635	92,960	0	5,199,595
Fixed maturities, trading	0	41,627	0	0	41,627
Equity securities	131	20,794	15,997	0	36,922
Short-term investments	0	0	0	0	0
Cash equivalents	69,903	147,043	0	0	216,946
Other invested assets(3)	0	77,886	4	(27,078)	50,812
Reinsurance recoverables	0	0	5,600,008	0	5,600,008
Receivables from parent and affiliates	0	125,381	9,261	0	134,642
Subtotal excluding separate account assets	70,034	5,519,366	5,718,230	(27,078)	11,280,552
Separate account assets(4)(5)	0	114,947,872	0	0	114,947,872
Total assets	$70,034	$120,467,238	$5,718,230	$(27,078)	$126,228,424
Future policy benefits(6)	$0	$0	$5,588,840	$0	$5,588,840
Policyholders' account balances	0	0	13,015	0	13,015
Payables to parent and affiliates	0	26,862	0	(26,862)	0
Total liabilities	$0	$26,862	$5,601,855	$(26,862)	$5,601,855

(1)	“Netting” amounts represent cash collateral of $141.4 million and $0.2 million as of December 31, 2019 and 2018, respectively.

(2)	Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)
Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2019 and 2018, the fair values of such investments were $75 million and $70 million, respectively.

(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Consolidated Statements of Financial Position.

(5)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2019 and 2018, the fair value of such investments was $4,762 million and $4,130 million, respectively.

(6)
As of December 31, 2019, the net embedded derivative liability position of $8,530 million includes $611 million of embedded derivatives in an asset position and $9,141 million of embedded derivatives in a liability position. As of December 31, 2018, the net embedded derivative liability position of $5,589 million includes $633 million of embedded derivatives in an asset position and $6,222 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2019 and 2018, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. The determination of these risk premiums requires the use of management’s judgment, and hence these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$27,816	Discounted cash flow	Discount rate	5.24%		17.47%		8.25%		Decrease
		Market Comparables	EBITDA multiples(3)	5.7	X	5.7	X	5.7	X	Increase
Reinsurance recoverables	$8,539,671	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$8,529,566	Discounted cash flow	Lapse rate(6)	1%		18%				Decrease
			Spread over LIBOR(7)	0.10%		1.23%				Decrease
			Utilization rate(8)	43%		97%				Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%		15%				Decrease
			Equity volatility curve	13%		23%				Increase
Policyholders' account balances(5)	$962,351	Discounted cash flow	Lapse rate(6)	1%		6%				Decrease
			Spread over LIBOR(7)	0.10%		1.23%				Decrease
			Mortality rate(10)	0%		24%				Decrease
			Equity volatility curve	10%		23%				Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2018
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$31,503	Discounted cash flow	Discount rate	7%	20%	10.21%	Decrease
		Liquidation	Liquidation value	40.71%	40.71%	40.71%	Increase
Reinsurance recoverables	$5,600,008	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$5,588,840	Discounted cash flow	Lapse rate(6)	1%	13%		Decrease
			Spread over LIBOR(7)	0.36%	1.60%		Decrease
			Utilization rate(8)	50%	97%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	18%	22%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities and available-for-sale.

(3)
Represents multiples of earnings before interest, taxes, depreciation and amortization "EBITDA", and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.

(4)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(5)
Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(6)
Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.

(7)
The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.

(8)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(9)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2019 and 2018, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(10)
The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$29,816	$0	$8,855	$0	$0	$0	$0	$0	$0	$38,671	$0
Foreign government	0	4	0	0	0	0	0	159	0	163	0
Corporate securities(4)	56,588	(5,229)	4,226	(81)	0	(18,884)	0	13,463	0	50,083	(8,467)
Structured securities(5)	6,556	1,322	0	(130)	0	(6,336)	0	77,660	(77,071)	2,001	0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	0	0	751	0	668	(83)
Equity securities	15,997	1,668	0	(7,767)	0	0	0	0	0	9,898	1,534
Other invested assets	4	0	0	0	0	0	0	0	0	4	0
Short-term investments	0	0	1,388	0	0	(1,388)	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	5,600,008	1,936,363	1,003,300	0	0	0	0	0	0	8,539,671	2,142,421
Receivables from parent and affiliates	9,261	190	0	0	0	(6,316)	0	0	0	3,135	0
Liabilities:
Future policy benefits	(5,588,840)	(1,945,323)	0	0	(995,403)	0	0	0	0	(8,529,566)	(2,151,380)
Policyholders' account balances(6)	(13,015)	(765,917)	0	0	(183,419)	0	0	0	0	(962,351)	(759,661)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(8,198)	$0	$3,615	$680	$(8,467)	$0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	(83)
Equity securities	0	1,668	0	0	0	1,534
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	1,936,363	0	0	0	2,142,421	0
Receivables from parent and affiliates	0	0	0	190	0	0
Liabilities:
Future policy benefits	(1,945,323)	0	0	0	(2,151,380)	0
Policyholders' account balances	(765,917)	0	0	0	(759,661)	0

	Year Ended December 31, 2018
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$19,204	$0	$10,679	$(67)	$0	$0	$0	$0	$0	$29,816	$0
Foreign government	0	(15)	0	0	0	0	174	0	(159)	0	0
Corporate securities(4)	75,421	(6,642)	13,573	(215)	0	(39,459)	15	18,877	(4,982)	56,588	(1,944)
Structured securities(5)	111,028	(540)	31,067	(10,844)	0	(10,216)	0	13,513	(127,452)	6,556	0
Other assets:
Equity securities	17,525	(1,453)	0	(75)	0	0	0	0	0	15,997	(1,453)
Other invested assets	0	(5)	0	0	0	0	0	18	(9)	4	(5)
Short-term investments	1,339	(47)	11,106	(73)	0	(12,311)	(14)	0	0	0	(19)
Cash equivalents	0	(256)	4,987	(465)	0	(4,266)	0	0	0	0	0
Reinsurance recoverables	5,457,649	(782,025)	924,384	0	0	0	0	0	0	5,600,008	(573,853)
Receivables from parent and affiliates	0	47	9,719	0	0	(525)	0	6,551	(6,531)	9,261	0
Liabilities:
Future policy benefits	(5,452,583)	780,261	0	0	(916,518)	0	0	0	0	(5,588,840)	572,088
Policyholders' account balances(6)	(46,651)	24,405	0	0	0	9,231	0	0	0	(13,015)	24,405

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(1,600)	$0	$(6,015)	$418	$(1,944)	$0
Other assets:
Equity securities	0	(1,453)	0	0	0	(1,453)
Other invested assets	(5)	0	0	0	(5)	0
Short-term investments	(47)	0	0	0	(19)	0
Cash equivalents	(256)	0	0	0	0	0
Reinsurance recoverables	(782,025)	0	0	0	(573,853)	0
Receivables from parent and affiliates	0	0	(20)	67	0	0
Liabilities:
Future policy benefits	780,261	0	0	0	572,088	0
Policyholders' account balances	24,405	0	0	0	24,405	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2017, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2017.

	Year Ended December 31, 2017
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$2,001	$0	$(1,588)	$270	$(2,736)	$0
Other assets:
Equity securities	1,707	0	(38)	0	0	2,345
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	(158,623)	0	0	0	(315,998)	0
Receivables from parent and affiliates	0	0	0	0	0	0
Liabilities:
Future policy benefits	463,432	0	0	0	313,532	0
Policyholders' account balances	(30,991)	0	0	0	(30,991)	0

(1)
Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.

(2)	Other includes reclassifications of certain asset and liabilities between reporting categories.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.

(5)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.

(6)	Issuances and settlements for Policyholders' account balances are presented net in the rollforward.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,288,625	$1,288,625	$1,239,885
Policy loans	0	0	1,314,064	1,314,064	1,314,064
Cash and cash equivalents	15,557	0	0	15,557	15,557
Accrued investment income	0	89,448	0	89,448	89,448
Reinsurance recoverables	0	0	212,368	212,368	211,813
Receivables from parent and affiliates	0	149,415	0	149,415	149,415
Other assets	0	22,505	0	22,505	22,505
Total assets	$15,557	$261,368	$2,815,057	$3,091,982	$3,042,687
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,264,128	$277,782	$1,541,910	$1,541,355
Cash collateral for loaned securities	0	7,529	0	7,529	7,529
Short-term debt to affiliates	0	2,845	0	2,845	2,845
Payables to parent and affiliates	0	216,842	0	216,842	216,842
Other liabilities	0	387,109	0	387,109	387,109
Total liabilities	$0	$1,878,453	$277,782	$2,156,235	$2,155,680

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2018
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,214,350	$1,214,350	$1,209,150
Policy loans	0	0	1,236,077	1,236,077	1,236,077
Cash and cash equivalents	56,894	143,000	0	199,894	199,894
Accrued investment income	0	88,278	0	88,278	88,278
Reinsurance recoverables	0	0	0	0	0
Receivables from parent and affiliates	0	154,938	0	154,938	154,938
Other assets	0	28,950	0	28,950	28,950
Total assets	$56,894	$415,166	$2,450,427	$2,922,487	$2,917,287
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,206,747	$272,322	$1,479,069	$1,486,929
Cash collateral for loaned securities	0	11,063	0	11,063	11,063
Short-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	229,345	0	229,345	229,345
Other liabilities	0	372,997	0	372,997	372,997
Total liabilities	$0	$1,820,152	$272,322	$2,092,474	$2,100,334

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Short-term Debt to Affiliates
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2019	2018	2017
	(in thousands)
Balance, beginning of year	$1,613,922	$1,376,211	$1,341,093
Capitalization of commissions, sales and issue expenses	451,773	346,885	278,892
Amortization-Impact of assumption and experience unlocking and true-ups	(34,619)	(54,772)	(16,140)
Amortization-All other	(78,699)	(81,054)	(78,867)
Change in unrealized investment gains and losses	(37,337)	26,652	(5,363)
Other(1)	(59,342)	0	(143,404)
Balance, end of year	$1,855,698	$1,613,922	$1,376,211

(1)
Represents ceded DAC upon reinsurance agreement with Prudential Arizona Reinsurance Term Company and Prudential Arizona Reinsurance Captive Company in 2019 and Gibraltar Universal Life Reinsurance Company ("GUL Re") in 2017. See Note 9 for additional information.

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2019	2018
	(in thousands)
Life insurance – domestic	$14,522,350	$11,831,419
Life insurance – Taiwan	1,493,716	1,408,598
Individual and group annuities and supplementary contracts	677,266	609,457
Other contract liabilities	8,565,341	5,626,920
Total future policy benefits	$25,258,673	$19,476,394

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwanese individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwanese reserves.
Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 14.8%, with less than 0.4% of the reserves based on an interest rate in excess of 8.0%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 1.9% to 3.3%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2019	2018
	(in thousands)
Interest-sensitive life contracts	$17,793,669	$17,167,713
Individual annuities	3,613,971	3,444,327
Guaranteed interest accounts	207,038	240,886
Other	1,264,145	1,206,766
Total policyholders’ account balances	$22,878,823	$22,059,692
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 1.9% to 4.6% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 4.1%. Interest crediting rates range from 0.5% to 8.0% for other.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2019 and 2018, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2019		December 31, 2018
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$101,413,706	N/A	$87,412,536	N/A
Net amount at risk	$23,061	N/A	$656,027	N/A
Average attained age of contractholders	67 years	N/A	66 years	N/A
Minimum return or contract value
Account value	$20,008,013	$111,734,329	$18,574,416	$97,055,710
Net amount at risk	$1,423,229	$2,214,835	$3,186,237	$4,510,250
Average attained age of contractholders	70 years	68 years	70 years	67 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Balances are gross of reinsurance.

(2)	Includes income and withdrawal benefits.

	December 31, 2019	December 31, 2018

	In the Event of Death(1)(2)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$3,781,929	$3,301,084
General account value	$9,169,757	$8,224,464
Net amount at risk	$147,370,237	$144,225,578
Average attained age of contractholders	55 years	55 years

(1)	Balances are gross of reinsurance.

(2)	Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2019(1)	December 31, 2018(1)
	(in thousands)
Equity funds	$67,526,437	$56,191,438
Bond funds	48,484,071	44,794,947
Money market funds	1,877,377	1,610,279
Total	$117,887,885	$102,596,664

(1)	Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $3.5 billion at December 31, 2019 and $3.4 billion at December 31, 2018 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2019, 2018 and 2017 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and GMIB are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 9 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance at December 31, 2016	$387,993	$4,058,181	$27,038	$5,041,008	$9,514,220
Incurred guarantee benefits(1)	16,999	808,834	(8,653)	411,575	1,228,755
Paid guarantee benefits	(25,942)	(14,642)	(1,377)	0	(41,961)
Change in unrealized investment gains and losses	11,288	144,937	123	0	156,348
Balance at December 31, 2017	390,338	4,997,310	17,131	5,452,583	10,857,362
Incurred guarantee benefits(1)	71,467	717,444	1,889	136,256	927,056
Paid guarantee benefits	(35,800)	(76,944)	(2,032)	0	(114,776)
Change in unrealized investment gains and losses	(14,437)	(405,956)	(178)	0	(420,571)
Balance at December 31, 2018	411,568	5,231,854	16,810	5,588,839	11,249,071
Incurred guarantee benefits(1)	52,717	1,473,762	2,266	2,940,727	4,469,472
Paid guarantee benefits	(25,992)	(110,642)	(2,209)	0	(138,843)
Change in unrealized investment gains and losses	22,208	805,259	240	0	827,707
Balance at December 31, 2019	$460,501	$7,400,233	$17,107	$8,529,566	$16,407,407

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2019 and 2018 because they were fully ceded.
9. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, Gibraltar Universal Life Reinsurance Company ("GUL Re") and Dryden Arizona Reinsurance Term Company (“DART”), its parent company Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2019	2018
	(in thousands)
Reinsurance recoverables	$40,710,159	$34,682,127
Policy loans	(142,262)	(130,502)
Deferred policy acquisition costs	(6,989,618)	(7,267,847)
Deferred sales inducements	(515,968)	(562,052)
Other assets(1)	258,427	185,573
Policyholders’ account balances	4,934,544	5,004,112
Future policy benefits	4,209,817	3,376,048
Other liabilities(2)	884,641	621,856

(1)	Includes $0.0 million and $0.1 million of unaffiliated activity as of December 31, 2019 and 2018, respectively.

(2)	Includes $43.1 million and $27.2 million of unaffiliated activity as of December 31, 2019 and 2018, respectively.
The reinsurance recoverables by counterparty are broken out below:

	December 31, 2019	December 31, 2018
	(in thousands)
PAR U	$12,380,683	$11,444,032
PALAC	11,635,405	8,828,190
PURC	4,692,769	4,127,455
PARCC	2,627,595	2,527,690
GUL Re	2,292,638	2,017,810
PAR Term	1,825,594	1,678,745
Prudential Insurance	1,764,512	1,226,917
Prudential of Taiwan	1,499,685	1,414,669
Term Re	1,506,366	1,259,141
DART	327,235	119,946
Unaffiliated	157,677	37,532
Total reinsurance recoverables	$40,710,159	$34,682,127

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2019	2018	2017
	(in thousands)
Premiums:
Direct	$1,882,584	$1,807,809	$1,720,896
Assumed(1)	206	230	194
Ceded(2)	(1,854,246)	(1,757,231)	(1,666,384)
Net premiums	28,544	50,808	54,706
Policy charges and fee income:
Direct	3,725,113	3,248,574	3,459,134
Assumed	519,265	497,751	473,573
Ceded(3)	(3,700,222)	(3,212,998)	(3,657,014)
Net policy charges and fee income	544,156	533,327	275,693
Net investment income:
Direct	398,762	330,058	356,291
Assumed	1,631	1,581	1,484
Ceded	(6,596)	(6,352)	(5,365)
Net investment income	393,797	325,287	352,410
Asset administration fees:
Direct	355,118	346,727	340,461
Assumed	0	0	0
Ceded	(339,062)	(332,359)	(322,868)
Net asset administration fees	16,056	14,368	17,593
Other income:
Direct	83,891	68,931	62,830
Assumed(4)	(293)	96	390
Ceded	(59)	(55)	(77)
Amortization of reinsurance income	21	3,992	4,606
Net other income	83,560	72,964	67,749
Realized investment gains (losses), net:
Direct	(1,912,241)	769,114	478,117
Assumed	0	0	0
Ceded(5)	1,795,492	(936,392)	(558,303)
Realized investment gains (losses), net	(116,749)	(167,278)	(80,186)
Policyholders’ benefits (including change in reserves):
Direct	3,352,159	2,647,574	2,436,537
Assumed(6)	885,542	599,589	584,909
Ceded(7)	(4,084,627)	(3,097,664)	(3,039,862)
Net policyholders’ benefits (including change in reserves)	153,074	149,499	(18,416)
Interest credited to policyholders’ account balances:
Direct	470,551	499,458	350,262
Assumed	135,355	141,307	135,123
Ceded	(418,677)	(468,772)	(316,994)
Net interest credited to policyholders’ account balances	187,229	171,993	168,391
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(1,772,111)	(1,587,360)	(1,302,020)

(1)	Includes $0.2 million of unaffiliated activity for each of the years ended December 31, 2019, 2018 and 2017.

(2)	Includes $(0.6) million, $(0.2) million and $0.0 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)	Includes $(34) million, $(20) million and $(8) million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(4)	Includes $(0.3) million, $0.1 million and $0.4 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(5)	Includes $44 million, $(34) million and $(20) million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(6)	Includes $1.9 million, $0.0 million and $0.4 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.

(7)	Includes $(30) million, $(10) million and $4 million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2019	2018	2017
	(in thousands)
Direct gross life insurance face amount in force	$993,850,732	$936,489,617	$882,333,743
Assumed gross life insurance face amount in force	39,877,183	40,811,929	41,782,959
Reinsurance ceded	(963,444,461)	(901,709,295)	(854,053,110)
Net life insurance face amount in force	$70,283,454	$75,592,251	$70,063,592
Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, excluding those policies that are subject to principle-based reserving.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance. This reinsurance agreement covers new and in force business and excludes business reinsured externally.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as certain of its universal policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $476 million in premiums and $409 million in expenses ceded with the difference being deferred and subsequently amortized through income.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates on or after January 1, 2017, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain of its universal policies with effective dates prior to January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $150 million in premiums and $115 million in expenses ceded with the difference being deferred and subsequently amortized through income.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. Effective July 1, 2017, the Company reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, this agreement has been recaptured for certain term life insurance policies which are now reinsured to PARCC and PAR Term as noted above.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There is no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there is no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in force business.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018, excluding those policies that are subject to principle-based reserving.
Information regarding significant third-party reinsurance arrangements is described below.
UPARC
Through June 30, 2017, Pruco Life reinsured Universal Protector policies having no-lapse guarantees with effective dates through December 31, 2013 with UPARC. UPARC reinsured an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. Effective July 1, 2017, Pruco Life recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and subsequently included these risks as part of the business ceded to GUL Re under the amended coinsurance agreement on that date.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2019, $3.2 billion of HDI v.3.0 account values are reinsured to Union Hamilton.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2019	2018	2017
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$56,371	$36,739	$(52,502)
Total	56,371	36,739	(52,502)
Deferred tax expense (benefit):
U.S. Federal	(115,503)	(89,380)	(104,326)
Total	(115,503)	(89,380)	(104,326)
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(59,132)	(52,641)	(156,828)
Income tax expense (benefit) on equity in earnings of operating joint ventures (1)	(1,773)	648	0
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	81,281	(55,174)	43,372
Additional paid-in capital	0	0	824
Total income tax expense (benefit)	$20,376	$(107,167)	$(112,632)
(1) Prior period amounts have been updated to conform to current period presentation.
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2019 and 2018 and 35% applicable for 2017, and the reported income tax expense (benefit) are provided in the following table:

	Year Ended December 31,
	2019	2018	2017
	(in thousands)
Expected federal income tax expense	$33,345	$12,136	$60,007
Non-taxable investment income	(52,291)	(49,845)	(157,408)
Tax credits	(40,602)	(40,272)	(29,506)
Domestic production activities deduction, net	0	0	(10,447)
Changes in tax law	0	3,618	(20,165)
Settlements with taxing authorities	0	20,984	0
Other	416	738	691
Reported income tax expense (benefit)	$(59,132)	$(52,641)	$(156,828)
Effective tax rate	(37.2)%	(91.1)%	(91.5)%
The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2019, 2018 and 2017 was (37.2)%, (91.1)% and (91.5)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2019 and 2018 and 35% applicable for 2017, and the Company’s effective tax rate during the periods presented:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

Tax Act of 2017 - On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. As a result, the Company recognized a $20 million tax benefit in “Income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. In accordance with SEC Staff Accounting Bulletin 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury or other standard-setting organizations, and recognized a $1 million increase in income tax benefit for a total of $21 million recognized from the reduction in net deferred tax liabilities to reflect the reduction in the U.S. tax rate from 35% to 21%.

2018 Industry Issue Resolution (IIR). In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an acceleration of taxable income for the Company's 2017 tax return for which the tax expense was calculated at 35% and an increase in future tax deduction for the same amount to be realized at 21% netting to a $5 million increase to income tax expense.

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $50 million of the total $52 million of 2019 non-taxable investment income, $47 million of the total $50 million of 2018 non-taxable investment income, and $155 million of the total $157 million of 2017 non-taxable investment income. The DRD for the current period was estimated using information from 2018, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2019	2018
	(in thousands)
Deferred tax assets:
Insurance reserves	$427,843	$245,488
Net unrealized loss on securities	0	8,283
Employee benefits	7,141	0
Other	1,969	1,897
Deferred tax assets	436,953	255,668
Deferred tax liabilities:
Deferred policy acquisition cost	67,431	55,030
Net unrealized gain on securities	83,801	0
Investments	142,028	95,294
Deferred tax liabilities	293,260	150,324
Net deferred tax asset (liability)	$143,693	$105,344

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2019 and 2018. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $159 million, $58 million and $170 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2019	2018	2017
	(in thousands)
Balance at January 1,	$0	$30,196	$9,488
Increases in unrecognized tax benefits-prior years	0	0	12,373
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	0	8,335
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	(30,196)	0
Balance at December 31,	$0	$0	$30,196
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$0	$30,196
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).
At December 31, 2019, the Company remains subject to examination in the U.S. for tax years 2015 through 2019.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

11. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Each of the components that comprise OCI are described in further detail in Note 2 (Foreign Currency Translation Adjustment and Net Unrealized Investment Gains (Losses)). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2016	$(402)	$71,377	$70,975
Change in OCI before reclassifications	259	164,482	164,741
Amounts reclassified from AOCI	0	(26,998)	(26,998)
Income tax benefit (expense)	(91)	(43,281)	(43,372)
Balance, December 31, 2017	$(234)	$165,580	$165,346
Change in OCI before reclassifications	(17,745)	(257,432)	(275,177)
Amounts reclassified from AOCI	0	(2,549)	(2,549)
Income tax benefit (expense)	581	54,593	55,174
Cumulative effect of adoption of ASU 2016-01	0	(1,539)	(1,539)
Cumulative effect of adoption of ASU 2018-02	(50)	30,499	30,449
Balance, December 31, 2018	$(17,448)	$(10,848)	$(28,296)
Change in OCI before reclassifications	9,572	435,919	445,491
Amounts reclassified from AOCI	0	(54,472)	(54,472)
Income tax benefit (expense)	(41)	(81,240)	(81,281)
Balance, December 31, 2019	$(7,917)	$289,359	$281,442

(1)	Includes cash flow hedges of $26 million, $22 million, and $(18) million as of December 31, 2019, 2018 and 2017, respectively.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$7,734	$15,889	$(1,103)
Net unrealized investment gains (losses) on available-for-sale securities(4)	46,738	(13,340)	28,101
Total net unrealized investment gains (losses)	54,472	2,549	26,998
Total reclassifications for the period	$54,472	$2,549	$26,998

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 4 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:
Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2016	$4,883	$(912)	$632	$(1,643)	$2,960
Net investment gains (losses) on investments arising during the period	375	0	0	(119)	256
Reclassification adjustment for (gains) losses included in net income	(3,699)	0	0	1,171	(2,528)
Reclassification adjustment for OTTI losses excluded from net income(1)	50	0	0	(16)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	813	0	(289)	524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(610)	214	(396)
Balance, December 31, 2017	$1,609	$(99)	$22	$(682)	$850
Net investment gains (losses) on investments arising during the period	(2,150)	0	0	451	(1,699)
Reclassification adjustment for (gains) losses included in net income	(20)	0	0	4	(16)
Reclassification adjustment for OTTI losses excluded from net income(1)	(128)	0	0	27	(101)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(53)	0	11	(42)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	15	(3)	12
Balance, December 31, 2018	$(689)	$(152)	$37	$(192)	$(996)
Net investment gains (losses) on investments arising during the period	2,112	0	0	(450)	1,662
Reclassification adjustment for (gains) losses included in net income	210	0	0	(45)	165
Reclassification adjustment for OTTI losses excluded from net income(1)	(65)	0	0	14	(51)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	316	0	(67)	249
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(355)	76	(279)
Balance, December 31, 2019	$1,568	$164	$(318)	$(664)	$750

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(3)	"Other liabilities" primarily includes reinsurance payables.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(2)	Deferred Policy Acquisition Costs and Other Costs(3)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(4)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2016	$107,549	$(96,752)	$94,291	$(36,671)	$68,417
Net investment gains (losses) on investments arising during the period	134,613	0	0	(42,628)	91,985
Reclassification adjustment for (gains) losses included in net income	30,697	0	0	(9,721)	20,976
Reclassification adjustment for OTTI losses excluded from net income(1)	(50)	0	0	16	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	98,584	0	(35,060)	63,524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(123,289)	43,151	(80,138)
Balance, December 31, 2017	$272,809	$1,832	$(28,998)	$(80,913)	$164,730
Net investment gains (losses) on investments arising during the period	(284,672)	0	0	59,778	(224,894)
Reclassification adjustment for (gains) losses included in net income	(2,529)	0	0	531	(1,998)
Reclassification adjustment for OTTI losses excluded from net income(1)	128	0	0	(27)	101
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(67,575)	0	14,190	(53,385)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	97,003	(20,369)	76,634
Cumulative effect of adoption of ASU 2016-01	(2,368)	0	0	829	(1,539)
Cumulative effect of adoption of ASU 2018-02	0	0	0	30,499	30,499
Balance, December 31, 2018	$(16,632)	$(65,743)	$68,005	$4,518	$(9,852)
Net investment gains (losses) on investments arising during the period	494,861	0	0	(105,395)	389,466
Reclassification adjustment for (gains) losses included in net income	(54,682)	0	0	11,646	(43,036)
Reclassification adjustment for OTTI losses excluded from net income(1)	65	0	0	(14)	51
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	488,806	0	(104,105)	384,701
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(549,821)	117,100	(432,721)
Balance, December 31, 2019	$423,612	$423,063	$(481,816)	$(76,250)	$288,609

(1)	Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Includes cash flow hedges. See Note 4 for information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(4)	"Other liabilities" primarily includes reinsurance payables.

12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $262 million, $192 million and $(503) million for the years ended December 31, 2019, 2018 and 2017, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,665 million and $1,461 million at December 31, 2019 and 2018, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of statutory capital and surplus as of the preceding December 31 or its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, the dividend is considered to be an "extraordinary dividend" and requires the prior approval of the AZDOI. Based on these limitations, there is a capacity to pay a dividend of $21 million in 2020 without prior approval since the Company paid dividends to Prudential Insurance of $250 million in 2019, of which $146 million was paid from surplus and $104 million was considered an extraordinary dividend. The Company also paid dividends to Prudential Insurance of $0 million and $250 million in 2018 and 2017, respectively.
13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2019, 2018 and 2017. The expense charged to the Company for the deferred compensation program was $6 million, $6 million and $9 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $20 million, $23 million and $26 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $24 million, $28 million and $28 million for the years ended December 31, 2019, 2018 and 2017, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $9 million, $10 million and $10 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $747 million, $739 million and $633 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity.  The Company’s share of corporate expenses was $116 million, $69 million and $66 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $4,339 million at December 31, 2019 and $3,631 million at December 31, 2018. Fees related to these COLI policies were $48 million, $45 million and $44 million for the years ended December 31, 2019, 2018 and 2017, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $14 million, $13 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $96 million and $88 million as of December 31, 2019 and 2018, respectively. "Net investment income" related to these ventures includes a gain of $9 million, a loss of $1 million and a gain of $8 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the AST. Income received from ASTISI and PGIM Investments related to this agreement was $341 million, $333 million and $323 million for the years ended December 31, 2019, 2018 and 2017, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $10 million, $10 million and $14 million for the years ended December 31, 2019, 2018 and 2017, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2019	2018
							(in thousands)
U.S. dollar floating rate notes			2028	3.83%	-	4.25%	$0	$6,502
U.S. dollar fixed rate notes	2020	-	2027	0.00%	-	14.85%	122,566	128,140
Total long-term notes receivable - affiliated(1)							$122,566	$134,642

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2019 and 2018, and is included in “Other assets”. Revenues related to these assets were $4 million, $5 million and $5 million for the years ended December 31, 2019, 2018 and 2017, respectively, and are included in “Other income”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2019 and 2018:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
DART	January 2018	Purchase	Other Invested Assets	$21,457	$21,457	$0	$0
PALAC	April 2018	Purchase	Fixed Maturities	$64,313	$64,313	$0	$0
GUL Re	May 2018	Purchase	Fixed Maturities	$87,486	$87,486	$0	$0
GUL Re	May 2018	Purchase	Fixed Maturities	$37,921	$37,921	$0	$0
Prudential Realty Securities, Inc.	November 2018	Purchase	Commercial Mortgages	$3,259	$3,425	$0	$(167)
Prudential Insurance	February 2019	Sale	Commercial Mortgages	$4,995	$5,000	$(4)	$0
PALAC	April 2019	Sale	Equity Securities	$14,525	$13,466	$0	$1,059
Term Re	September 2019	Sale	Fixed Maturities	$9,178	$8,135	$0	$1,043
PURC	September 2019	Sale	Fixed Maturities	$8,399	$7,455	$0	$944
PAR U	September 2019	Sale	Fixed Maturities	$31,466	$28,146	$0	$3,320
Prudential Insurance	September 2019	Sale	Fixed Maturities	$10,702	$9,254	$1,144	$0
PURC	December 2019	Sale	Equity Securities	$7,767	$6,002	$0	$1,765
Par Term	December 2019	Sale	Fixed Maturities	$27,330	$24,739	$0	$2,591
PURC	December 2019	Sale	Fixed Maturities	$93,830	$75,586	$0	$18,244
PURC	December 2019	Sale	Fixed Maturities	$78,884	$68,645	$0	$10,239
Prudential Insurance	December 2019	Purchase	Other Invested Assets	$9,000	$9,000	$0	$0
Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. Short-term debt outstanding was $2.8 million as of December 31, 2019. There was no debt outstanding as of December 31, 2018 and 2017.
The total interest expense to the Company related to loans payable to affiliates was $2.3 million, $0.7 million and $0.8 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Contributed Capital and Dividends
In December of 2019, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March of 2018, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March and July of 2017, the Company received capital contributions in the amounts of $5 million and $149 million, respectively, from Prudential Insurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

In December of 2019, the Company paid a dividend in the amount of $250 million to Prudential Insurance. Through December of 2018, the Company did not pay any dividends. In December of 2017, the Company paid a dividend in the amount of $250 million to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.
14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2019 and 2018, the outstanding balances on these commitments were $26 million and $14 million, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2019 and 2018, $261 million and $257 million, respectively, of these commitments were outstanding.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2019, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement.
Securities Lending and Foreign Tax Reclaim Matter
In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor ("DOL"), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.
The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two of its subsidiaries violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.
15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2019 and 2018 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2019
Total revenues	$222,412	$233,359	$273,205	$220,388
Total benefits and expenses	150,798	219,237	234,568	185,977
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	71,614	14,122	38,637	34,411
Net income (loss)	$87,788	$48,435	$43,373	$37,403
2018
Total revenues	$188,712	$248,288	$183,330	$209,146
Total benefits and expenses	179,469	224,981	166,760	200,479
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	9,243	23,307	16,570	8,667
Net income (loss)	$11,304	$36,226	$18,725	$42,383

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiary (the "Company") as of December 31, 2019 and 2018, and the related consolidated statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2019, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for certain financial assets and liabilities and the manner in which its accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018 and the manner in which it accounts for certain reinsurance costs in 2017.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Significant Transactions with Related Parties
As discussed in Note 13 to the consolidated financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America, its parent company, and other affiliates, who are related parties.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 5, 2020

We have served as the Company's auditor since 1996.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a)	Financial Statements

(1)
Financial Statements of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of the dates presented, and the Statements of Operations and the Statements of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2)
Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiary consisting of the Consolidated Statements of Financial Position as of December 31, 2019 and 2018, and the related Consolidated Statements of Operations and Comprehensive Income, of Equity and of Cash Flows for each of the three years in the period ended December 31, 2019, including the related Notes and Financial Statement Schedule appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b)	Exhibits:

(1)	Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

(2)	Agreements for custody of securities and similar investments-Not Applicable.

(3)(a)	Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). (Note 3)

(b)(1)	Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 6)

(b)(2)	List of Broker Dealers selling under original Selling Agreement. (Note 7)

(b)(3)	List of Broker Dealers that executed Amendment to Selling Agreement. (Note 7)

(4)(a)	Individual Flexible Premium Deferred Variable Annuity Contract (ICC19-P-VA/IND (6/19)) and schedule pages (ICC19-P-VA/IND-DCD (6/19)). (Note 11)

(4)(b)	Lifetime Income Rider (ICC19-P-RID-LI (6/19)). (Note 11)

(4)(c)	Lifetime Income Schedule Supplement (ICC19-P-SCH-LI (6/19)). (Note 11)

(4)(d)	Return of Adjusted Purchase Payments Death Benefit Rider (ICC19-P-RID-ROP (6/19)). (Note 11)

(4)(e)	Return of Adjusted Purchase Payments Death Benefit Schedule Supplement (ICC19-P-SCH-ROP (6/19)). (Note 11)

(4)(f)	Individual Retirement Annuity Endorsement P-END-IRA (02/10). (Note 10)

(4)(g)	Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). (Note 10)

(4)(h)	Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). (Note 10)

(4)(i)	Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). (Note 10)

(4)(j)	403(b) Annuity Endorsement (P-END-403 (2/10). (Note 10)
(4)(k)    Beneficiary Annuity Endorsement P-ENDBENE (2/10). (Note 10)
(4)(l)    Market Value Adjustment Option Rider P-RID-MVA (2/10). (Note 10)
(4)(m)    Market Value Adjustment Option Schedule Supplement P-SCH-MVA (2/10). (Note 10)
(4)(n)    Dollar Cost Averaging Program Rider P-RID-DCA (2/10). (Note 10)
(4)(o)    Dollar Cost Averaging Program Schedule Supplement P-SCH-DCA (2/10). (Note 10)
(4)(p)    Form of Fund Access Charge Rider (P-RID-FAC (9/19)). (Note 14)
(4)(q)    Variable Income Benefit Rider (P-RID-LW (11/19)). (Note 1)

(4)(r)    Variable Income Benefit Schedule Supplement (P-SCH-LW (11/19)). (Note 1)

(5)(a)	Application for MyRock Advisor Individual Variable Annuity (P-VA-APP (2/20)). (Note 14)
(5)(b)     Application for MyRock Advisor Individual Variable Annuity (ICC20-P-VA-APP(4/20)). (Note 1)

(6)(a)	Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

(6)(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7)	Combination Coinsurance and Modified Coinsurance Agreement between Pruco Life Insurance Company and Prudential Annuities Life Assurance Corporation (portions redacted). (Note 11)

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(8)(a)
AST Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. (Note 6)

(8)(b)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company. (Note 8)

(8)(c)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC. (Note 9)

(8)(d)
Fund Participation Agreement dated October 1, 2019 among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investors Services, LLC and Pruco Life Insurance Company. (Note 12)

(8)(e)
First Amendment to Fund Participant Agreement effective as of October 15, 2019, by and among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. (Note 12)

(8)(f)
3rd Amendment to Participation Agreement effective as of October 1, 2019, by and among Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, Fidelity Distributors Corporation and Pruco Life Insurance Company. (Note 12)

(8)(g)	Participation Agreement dated September 30, 2019, by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and Pruco Life Insurance Company. (Note 12)

(8)(h)
Amendment No. 9 dated October 1, 2019, to Participation Agreement by and among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and Pruco Life Insurance Company. (Note 12)

(8)(i)
Fund Participation Agreement dated October 9, 2019, among American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, American Funds Insurance Series and Pruco Life Insurance Company. (Note 12)

(8)(j)	Shareholder Information Agreement. (Note11)

(8)(k)
Fund Participation Agreement made and entered into as of the 19th day of November, 2019 among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and Pruco Life Insurance Company. (Note 14)

(9)	Opinion of Counsel. (Note 11)

(10)	Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11)	All financial statements omitted from Item 23, Financial Statements-Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)	Powers of Attorney:

(a)	Caroline A. Feeney (Note 1)

(b)	Salene Hitchcock-Gear (Note 1)

(c)	Dylan J. Tyson (Note 1)

(d)	Candace J. Woods (Note 1)

(e)	Susan M. Mann (Note 1)

(f)	Nandini Mongia (Note 11)
(Note 1)    Filed herewith.

(Note 2)	Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3)	Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 4)	Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5)	Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-184887, filed April 15, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(Note 9) Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-184888, filed April 5, 2018, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 10)	Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.
(Note 11) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(Note 13) Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 333-230983, filed December 10, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(Note 14) Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-230983, filed December 19, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Markus Coombs 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Nandini Mongia 280 Trumbull Street Hartford, Connecticut 06103	Director and Treasurer
Todd Bryden 280 Trumbull Street Hartford, Connecticut 06103	Chief Actuary and Senior Vice President

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 14, 2020, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2020, there were 6 Qualified contract owners and 4 Non-Qualified contract owners.
ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)	Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Ann Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Operating Officer, Vice President and Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103-3509	Senior Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Francine B. Boucher 751 Broad Street Newark, New Jersey 07102-3714	Chief Legal Officer, Vice President and Secretary
Matthew Sun 213 Washington Street Newark, New Jersey 07102-2917	Treasurer
Robert P. Smit Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
William Wilcox 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President and Chief Compliance Officer
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer

ITEM 29. PRINCIPAL UNDERWRITERS:
(c) Commissions received by PAD during 2019 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$747,107,473.30	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 32. UNDERTAKINGS

(a)
Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)	Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)
Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

EXHIBITS

Exhibit No.	Description

(1)
Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(3)(a)
Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)(1)
Specimen Affiliated insurer Amendment to Selling Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)(2)
List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)(3)
List of Broker Dealers selling that executed Amendment to Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)(a)
Individual Flexible Premium Deferred Variable Annuity Contract (ICC19-P-VA/IND (6/19)) and schedule pages (ICC19-P-VA/IND-DCD (6/19)). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)(b)
Lifetime Income Rider (ICC19-P-RID-LI (6/19)). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)(c)
Lifetime Income Schedule Supplement (ICC19-P-SCH-LI (6/19)). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)(d)
Return of Adjusted Purchase Payments Death Benefit Rider (ICC19-P-RID-ROP (6/19)). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)(e)
Return of Adjusted Purchase Payments Death Benefit Schedule Supplement (ICC19-P-SCH-ROP (6/19)). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)(f)
Individual Retirement Annuity Endorsement P-END-IRA (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(4)(g)
Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(4)(h)
Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(4)(i)
Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(4)(j)
403(b) Annuity Endorsement (P-END-403 (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(4)(k)
Beneficiary Annuity Endorsement P-ENDBENE (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(4)(l)
Market Value Adjustment Option Rider P-RID-MVA (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(4)(m)
Market Value Adjustment Option Schedule Supplement P-SCH-MVA (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(4)(n)
Dollar Cost Averaging Program Rider P-RID-DCA (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(4)(o)
Dollar Cost Averaging Program Schedule Supplement P-SCH-DCA (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(4)(p)
Form of Fund Access Charge Rider (P-RID-FAC (9/19)). Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-230983, filed December 19, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)(q)	Variable Income Benefit Rider (P-RID-LW (11/19)). Filed Herewith.

(4)(r)	Variable Income Benefit Schedule Supplement (P-SCH-LW (11/19)). Filed Herewith.

(5)(a)
Application for MyRock Advisor Individual Variable Annuity (ICC19-P-VA-APP (6/19)). Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-230983, filed December 19, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(5)(b)	Application for MyRock Advisor Individual Variable Annuity (ICC20-P-VA-APP(4/20)). Filed Herewith.

(6)(a)
Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(6)(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(7)
Combination Coinsurance and Modified Coinsurance Agreement between Pruco Life Insurance Company and Prudential Annuities Life Assurance Corporation (portions redacted). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(a)
AST Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(b)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-184887, filed April 15, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(c)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-184888, filed April 5, 2018, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(d)
Fund Participation Agreement dated October 1, 2019 among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investors Services, LLC and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(e)
First Amendment to Fund Participant Agreement effective as of October 15, 2019, by and among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(f)
3rd Amendment to Participation Agreement effective as of October 1, 2019, by and among Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, Fidelity Distributors Corporation and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(g)
Participation Agreement dated September 30, 2019, by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(h)
Amendment No. 9 dated October 1, 2019, to Participation Agreement by and among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(i)
Fund Participation Agreement dated October 9, 2019, among American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, American Funds Insurance Series and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(j)
Shareholder Information Agreement. Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)(k)
Fund Participation Agreement made and entered into as of the 19th day of November, 2019 among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-230983, filed December 19, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(9)	Opinion of Counsel. Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(10)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(13)(a)	Power of Attorney for Caroline A. Feeney. Filed Herewith.

(13)(b)	Power of Attorney for Salene Hitchcock-Gear. Filed Herewith.

(13)(c)	Power of Attorney for Dylan J. Tyson. Filed Herewith.

(13)(d)	Power of Attorney for Candace J. Woods. Filed Herewith.

(13)(e)	Power of Attorney for Susan M. Mann. Filed Herewith.

(13)(f)
Power of Attorney for Nandini Mongia. Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and it has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 3rd day of April 2020.
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer
PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer
SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Dylan J. Tyson*	Director, President and Chief Executive Officer	April 3, 2020
Dylan J. Tyson
Susan M. Mann*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 3, 2020
Susan M. Mann
Director
Markus Coombs
Nandini Mongia*	Director	April 3, 2020
Nandini Mongia
Candace J. Woods*	Director	April 3, 2020
Candace J. Woods
Salene Hitchcock-Gear*	Director	April 3, 2020
Salene Hitchcock-Gear
Caroline A. Feeney*	Director	April 3, 2020
Caroline A. Feeney

By:	/s/ Douglas E. Scully
Douglas E. Scully
* Executed by Douglas E. Scully on behalf of those indicated pursuant to Power of Attorney.